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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment  Company  Act  file  number          811-08495

                              GARTMORE MUTUAL FUNDS
               (Exact name of registrant as specified in charter)
                1200 RIVER ROAD, CONSHOHOCKEN, PENNSYLVANIA 19428
       (Address of principal executive offices)                (Zip code)
                            ELIZABETH A. DAVIN, ESQ.
                                NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (Name and address of agent for service)
Registrant's  telephone  number,  including  area  code:     (484)  530-1300

Date  of  fiscal  year  end:     10/31/03

Date  of  reporting  period:     10/31/03

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information
under  the  clearance  requirements  of  44  U.S.C.   3507.

ITEM  1.  REPORTS  TO  STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).


GARTMORE  FUNDS

ANNUAL  REPORT
October  31,  2003

CORE EQUITY SERIES
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Nationwide Fund
Gartmore Mid Cap Growth Fund

CORE ASSET ALLOCATION SERIES
Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund

CORE FIXED INCOME SERIES
Gartmore Bond Fund
Gartmore Government Bond Fund
Gartmore Tax-Free Income Fund
Gartmore Money Market Fund
Gartmore Morley Enhanced Income Fund
Gartmore Morley Capital Accumulation Fund

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

GARTMORE GLOBAL INVESTMENTS

At Gartmore Global Investments, we look beyond traditional approaches, offering sophisticated solutions designed not only to manage the heightened risks of today's markets but also to capitalize on them, delivering new sources of growth.

GARTMORE GROUP: A GLOBAL ASSET MANAGEMENT TEAM

Gartmore Global Investments, investment adviser to Gartmore Funds, leads the U.S. component of Gartmore Group, the global asset management arm of Nationwide. Gartmore Group comprises 10 affiliated investment advisers, collectively managing more than $75 billion1 in taxable and nontaxable assets for institutional and individual investors. Gartmore Group has a combined professional staff in excess of 1,000 associates strategically situated in the United States, the United Kingdom, Scotland, Jersey (Channel Islands), Spain, Germany, Italy, Sweden and Japan

SOLUTIONS FOR EVERY NEED AND MARKET

* Boasts more than 35 mutual funds covering most major asset classes (international equities, domestic equities and bonds), including passively managed asset allocation funds

* Features innovative alternative investment capabilities such as stable-value and long-short equity options

* Manages separate account strategies, including concentrated large-cap growth, concentrated mid-cap growth, mid-cap value, intermediate fixed income and balanced growth

TIME-TESTED AND SOLID ACTIVE MANAGEMENT DISCIPLINE

*    Adheres  to  high  standards  of  measurable  accountability

* Utilizes a blend of fundamental research and quantitative techniques to help control risk

* Employs an in-house marketplace of ideas to help ensure that clients benefit from Gartmore's best thinking

FOCUSED ON "PEOPLE FIRST, PERFORMANCE ALWAYS"

*    Management  philosophy  is  based  on  teamwork to ensure depth of coverage

* Investment professionals are veterans in the field of management-providing expertise to clients since 1969

*    Delivering  superior  risk-adjusted  returns  is  the  goal

THE FOLLOWING ASSET MANAGEMENT AFFILIATES CONDUCT BUSINESS UNDER THE TRADE NAME "GARTMORE GROUP":

Gartmore Capital Management Ltd2
Gartmore Fund Managers Ltd2
Gartmore Global Partners2, 3
Gartmore Investment Ltd2
Gartmore Japan Ltd2
Gartmore Morley Capital Management, Inc.3
Gartmore Mutual Fund Capital Trust3, 4
Gartmore SA Capital Trust3, 4
Gartmore Separate Accounts, LLC3
NorthPointe Capital[r] LLC3

ADDITIONAL INFORMATION CAN BE FOUND ONLINE:

WWW.GARTMORE.US AND WWW.GARTMOREFUNDS.COM

1.   As  of  Sept.  30,  2003.
2. These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide.
3.   These  are  SEC-registered  investment advisers based in the United States.
4.   Together,  these  advisers  do  business  as  Gartmore  Global Investments.

Gartmore Global Investments is the investment adviser to Gartmore Funds. "Look Beyond.", NorthPointe Capital and the Family of Funds Diagram are federally registered service marks of Gartmore Global Investments, Inc.

Nationwide[r] is a federally registered service mark of Nationwide Mutual Insurance Company.

Securities offered through GARTMORE DISTRIBUTION SERVICES, INC., Member NASD.

This report is for the information of shareholders of Gartmore Funds. For more complete information, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send money.

--------------------------------------------------------------------------------

Look BEYOND with Gartmore Funds.

TAKING DIVERSIFICATION TO THE NEXT LEVEL

[GRAPHIC OMITTED]

*    CORE  Series
     Broad market portfolios featuring growth, value and blend styles as well as balanced and fixed income funds designed to form the foundation of an asset allocation program.

*    INTERNATIONAL Series
     International growth and emerging markets portfolios designed to capture overseas investment opportunities.

*    SECTOR Series
     Global sector portfolios focused on specific industries, including Financial services, health sciences, technology and utilities.

*    LEADERSHIP Series
     Concentrated stock portfolios specializing in major world markets that feature the best ideas of our global investment team.

*    CONCEPT Series
     Opportunistic portfolios that can vary significantly in style, market cap, risk and asset class.

   CONTENTS

  2 MESSAGE TO SHAREHOLDERS
  3 MARKET PERSPECTIVES
    CORE EQUITY SERIES
  6 Gartmore Growth Fund
 10 Gartmore Large Cap Value Fund
 15 Gartmore Nationwide Fund
 20 Gartmore Mid Cap Growth Fund

    CORE ASSET ALLOCATION SERIES
 33 Gartmore Investor Destinations Aggressive Fund
 36 Gartmore Investor Destinations Moderately
    Aggressive Fund
 39 Gartmore Investor Destinations Moderate Fund
 42 Gartmore Investor Destinations Moderately
    Conservative Fund
 45 Gartmore Investor Destinations Conservative Fund

    CORE FIXED INCOME SERIES
 58 Gartmore Bond Fund
 63 Gartmore Government Bond Fund
 67 Gartmore Tax-Free Income Fund
 73 Gartmore Money Market Fund
 80 Gartmore Morley Enhanced Income Fund
 84 Gartmore Morley Capital Accumulation Fund

103 NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

MESSAGE TO SHAREHOLDERS
October 31, 2003

[PICTURE OMITTED]

Paul J. Hondros
Chairman, Gartmore Global Investments

DEAR FELLOW SHAREHOLDERS,

Introduced in 1924, mutual funds have become the investment vehicle of choice for individual investors. More than 95 million Americans, or one in every three citizens, now have a combined $7 trillion invested in the stock and bond markets through mutual funds.*

Mutual funds have achieved this status because of several attractive features, including professional management, investment diversification, product variety, affordability, accessibility and liquidity. Moreover, mutual funds, and the industry as a whole, are regulated by the U.S. Securities and Exchange Commission (SEC), which follows the dictates of the Investment Company Act of 1940 in order to promote full disclosure and to protect investors against fraudulent and manipulative practices.

Recently, however, trust in the mutual fund industry has been shaken due to revelations of practices such as market timing and late trading that favored some clients at the expense of others.

GARTMORE'S FUND PRACTICES

At Gartmore Global Investments (Gartmore), our goal is to earn clients' trust through sound stewardship of their financial assets. Delivering investment solutions and performance that is consistent with the investment objectives of each of our products is a founding principle of that stewardship. Another is our ongoing commitment to refining and improving our corporate culture so that the firm's interests remain aligned with those of fund shareholders.

On the most fundamental level, we are working hard to protect our fund shareholders. We maintain strict policies against late trading. In addition, we have strengthened the procedures we use to protect Gartmore's funds from the potentially harmful effects of market timing. Our compensation parameters reward portfolio managers for long-term performance, not assets under management.

DELIVERING PERFORMANCE TO SHAREHOLDERS

At Gartmore, we recognize that our business success is predicated on the investment success of our funds' shareholders. Our platform for this success rests on three pillars: talented people, a disciplined investment process and product integrity.

We strive to attract, cultivate, retain and leverage talented professionals by providing a work environment that supports their personal and professional growth. During the past four years, we have been successful in attracting a number of highly respected investment professionals to Gartmore.

We believe in the importance of the investment process as well as individual accountability. We aim to deliver consistent investment results by remaining accountable and taking ownership for the performance we achieve at the hands of our exceptional investment professionals. We rely on strong, independent, and original fundamental and quantitative research to bring you those results. Our management practices are driven by our commitment to transparency and the consistent use of well-engineered processes.

Every fund offered by Gartmore is designed to play a specific role within an overall investment portfolio. To fulfill that mandate, we adhere to a high standard of product integrity, or "truth in labeling," guided by the documented investment policies that govern the management of each of our funds.

GARTMORE'S INVESTOR FOCUS

As always, we at Gartmore value the trust that you have placed in us as the manager of a portion of your assets. We remain focused on responsible stewardship, and we recognize our duty to help grow the assets that you have entrusted to us. We are committed to earning your trust and respect, day in and day out.

Wishing you a very happy and successful 2004,

/s/ Paul J. Hondros

Paul J. Hondros
Chairman, Gartmore Global Investments

*Investment Company Institute; data as of Aug. 31, 2003.

2 Annual Report 2003
--------------------------------------------------------------------------------

MARKET PERSPECTIVES
October 31, 2003

[PICTURE OMITTED]

Look BEYOND:

COMMENTARY BY YOUNG CHIN
Global Chief Investment Officer-Equities,
Gartmore Global Investments

The long-awaited economic rebound seems to be taking hold in the United States and elsewhere around the globe. Economic data from all major regions indicates that growth figures and third-quarter corporate profits appear to have surpassed expectations, setting the stage for a bona fide, broad-based recovery.

U.S. ECONOMIC RECOVERY

In the United States, monetary and fiscal stimuli have significantly boosted economic growth, which posted a surprisingly robust increase of 8.2% in the third quarter of 2003 (as compared to the previous quarter).1 Lower interest rates, as well as tax cuts, helped to support strong consumer spending, a major contributor to growth. Evidence of this stimulus was seen in the surge of mortgage refinancings, which, in turn, gave consumers extra spending power. Lower interest rates also boosted housing demand and enabled companies to bolster their debt-servicing capacity.

U.S. corporate profits improved gradually during 2003, resulting in greater capital spending and accelerated growth. In the third quarter, U.S. corporate profits posted their best growth rate since 2000, up 30% (as compared to the third quarter of 2002).1

GLOBAL ECONOMIC TRENDS

Similar  signs  of  improvement  are  being  seen  in the international markets.
China's gross domestic product growth advanced at an astounding rate of 9.1% during the third quarter (as compared to the third quarter of 2002). China's robust economic activity also has driven greater growth for its major Asian trading partners. For example, Japan's economy rebounded in 2003 after a deep recession. Continental European markets, although still sluggish, are beginning to respond to improving global conditions. Moreover, earnings momentum, as measured by analysts' earnings estimates, is trending upward across a variety of regions and sectors.

Regarding currency movements, the weakening U.S. dollar has made exports more competitive, boosted the profits of U.S. multinational companies and stimulated U.S. economic growth. Emerging markets countries also have been net beneficiaries of the falling dollar, since many of those countries still maintain an official or unofficial peg to the dollar. The weaker dollar could turn out to be a drag on growth in Europe and Japan, since the currencies of those regions have appreciated, which could raise the prices of their exports to the United States.

ASSET CLASS REVIEW (for the period Nov. 1, 2002-Oct. 31, 2003)

International equities-particularly emerging markets and small-capitalization stocks, and especially micro-cap stocks-performed extremely well during the period. While international investing generally carries different and sometimes heightened risks than domestic investing, U.S. investors holding international assets received a boost to their portfolios' returns as a result of the positive currency effects stemming from the weaker U.S. dollar.

Emerging markets, which are sensitive to expanding global economic conditions, gained 51% (as represented by the S&P/IFCI Emerging Markets Composite Index). In addition, a new Asian-led technology boom surfaced, driven by demand for consumer electronics products such as flat-screen TVs, mobile phones and digital cameras. Keep in mind, however, that the emerging markets asset class involves special, often magnified, risks such as currency fluctuations and political instability.

International small-cap stocks outpaced their large-cap counterparts by 27% (according to the Morgan Stanley Capital International Indexes) because of the higher operating leverage of these small-cap stocks and their ability to react more quickly to changing economic conditions. In the United States, micro-cap stocks-the smallest of small-cap stocks-returned 90% (as represented by the Wilshire Micro-Cap Index) due to higher earnings growth, cheaper valuations and investors' attraction to the stocks' simpler financial statements.

                                                            2003 Annual Report 3
--------------------------------------------------------------------------------

MARKET PERSPECTIVES
Continued

The S&P 500 Index returned 21%, with seven out of 10 major economic sectors posting double-digit returns. The best-performing sectors were the more economically sensitive ones, such as materials and information technology. The worst performers were telecommunications services and health care, the latter of which is more defensive (offering more predictable and steady earnings than other sectors) and lagged the other sectors during the market's rebound.

Within the fixed-income sector, improved corporate profits led investors to seek riskier but higher-yielding securities. High-yield bonds gained 37% (as represented by the Citigroup U.S. High-Yield Market Index), while investment-grade bond returns generally ranged from 6% to 17%, with the lowest-rated domestic investment-grade bonds performing the best.2

GARTMORE FUND HIGHLIGHTS

Many of these trends were reflected in the performance of Gartmore's funds during the past fiscal year (Nov. 1, 2002-Oct. 31, 2003). For example, the Gartmore Micro Cap Equity Fund returned an extraordinary 73.50%3 for the period (Fund inception: June 27, 2002; 1 year: 68.50%; Since inception: 27.35%).4 Although micro-cap stocks (those with market capitalizations of less than $300 million) can be more volatile at times, experiencing short-term price volatility and higher risk than their larger, more established counterparts, this Fund focuses only on those micro-cap companies that have exhibited consistent earnings growth and high operating efficiencies. In addition, the Fund's manager, Carl Wilk, has more than 16 years of experience in the micro-cap world, a significant advantage when it comes to determining which companies have solid foundations in the often obscure world of micro-cap investing.

The Gartmore Emerging Markets Fund also turned in particularly strong performance during the period, returning 46.19%3 (Fund inception: Aug. 30, 2000; 1 year: 39.32%; Since inception: -3.61%).4 Notably, emerging markets enjoyed an upward trend in earnings figures in advance of the economic turnaround that subsequently was reflected in U.S. companies' earnings. While emerging markets investments also are subject to certain additional risk factors, our London-based portfolio managers' 30-plus years of combined emerging markets investment experience served as a key factor in this Fund's strong showing.

Good stock selection drove returns for the focus funds within our Leadership Series. The Gartmore U.S. Growth Leaders Fund, for example, returned 41.24%3 for the period (Fund inception: June 30, 2000; 1 year: 40.98%; Since inception:
-8.82%).4 Another Leadership Series option, the Gartmore Worldwide Leaders Fund, ended the period with a return of 20.03%3 (Fund inception: Aug. 30, 2000; 1 year: 18.20%; Since inception: -14.43%).4 Remember, though, because these funds generally concentrate their investments on specific sectors or a small number of stocks, these funds may be subject to greater volatility than a more diversified investment.

The funds mentioned in this section have benefited from a recovering economy, which is reflected in each fund's performance. This recent short-term performance is unlikely to continue at this rate over the long term.

MARKET OUTLOOK

We expect the global recovery to continue well into 2004, based on a favorable business environment that includes low interest and inflation rates, and involves a greater contribution from the corporate sector in terms of increased business spending and inventory rebuilding. Interest rates and inflation are expected to remain low in all the major economic regions. In the United States, we expect the Federal Reserve to increase short-term interest rates slightly in 2004 so as not to disrupt the recovery. The positive pace of the recovery is likely to require a modest interest-rate increase to ensure that inflation is kept in check.

We expect U.S. consumer spending growth to slow as the stimulative effects of tax cuts and mortgage refinancing activity diminish. This U.S. economic recovery has been unusual in that consumer spending did not collapse during the preceding recession. During other recoveries, a surge occurred in consumer spending due to pent-up demand. Such a surge in the present recovery, however, appears to be unlikely.

Given that we believe consumer spending growth will slow, the transition from a consumer-led to a corporate-led (capital spending) recovery is crucial to the sustainability of the U.S. economic recovery.

1.   Baseline  Financial  Services;  data  culled  on  Dec.  8,  2003.
2.   Zephyr  StyleADVISOR [R] ; data for the period Nov. 1, 2002-Oct. 31, 2003.

4 Annual Report 2003
--------------------------------------------------------------------------------

Look BEYOND:

3. Performance figures for the past fiscal year reflect Class A shares, with load, for each fund.
4. The 1-year and since inception performance figures reflect annualized performance of the funds' Class A shares, with load, as of Sept. 30, 2003.

Average annual total returns are the annual compounded returns that would have produced the cumulative total return if Fund performance had been constant during the given period. Returns for periods less than one year are not annualized. Class A shares have a 5.75% front-end sales charge and a 0.25% Rule 12b-1 fee. Total returns may reflect a waiver of part of the Fund's fees for certain periods since inception, without which returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Investing  in  mutual funds involves risk, including possible loss of principal.
There is no assurance that the investment objective of any fund will be achieved. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P/IFCI EMERGING MARKETS COMPOSITE INDEX aims to represent the performance of the stocks in emerging stock markets.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) INDEXES are an average of the MSCI DEVELOPED COUNTRIES EUROPE, AUSTRALASIA AND FAR EAST (EAFE) SMALL CAP INDEX and the MSCI EAFE INDEX period return. The MSCI Developed Countries EAFE Small Cap Index is an unmanaged index that is generally representative of the small-capitalization securities of international stock markets. The MSCI EAFE Index is an unmanaged index that is generally representative of international stock markets.

The WILSHIRE MICRO-CAP INDEX is a capitalization-weighted index that measures small-cap stocks in the bottom "half" of the WILSHIRE 5000 INDEX. The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S.-headquartered equity securities with readily available price data.

The STANDARD & POOR'S (S&P) 500 INDEX is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

The CITIGROUP U.S. HIGH-YIELD MARKET INDEX is an unmanaged index of high-yield debt securities and is a broad market measure.

Index performance is provided for comparison purposes only; the indexes are unmanaged and no fees or expenses are reflected. Individuals cannot invest directly in an index.

The opinions expressed herein are those of Gartmore Global Investments and may not actually come to pass. This information is current as of Oct. 31, 2003, and is subject to change at any time, based on market and other conditions.

Securities offered through Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

                                                            2003 Annual Report 5
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GARTMORE GROWTH FUND

Class A Shares symbol: NMFAX
Class B Shares symbol: NMFBX
Class C Shares symbol: GCGRX
Class D Shares symbol: MUIGX
Class R Shares symbol: GGFRX
Institutional Service Class symbol: GWISX

HOW DID THE FUND PERFORM?

For the annual period ended Oct. 31, 2003, the Fund outperformed, returning 24.89%* versus 21.81% for its benchmark, the Russell 1000 [R] Growth Index.

For broader comparison, the average return for this Fund's peer category (Large-Cap Growth Funds) was 19.06%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

The year began with an abundance of skepticism. Investors wondered how the equity markets and the domestic economy would react to issues ranging from the credibility of earnings in light of recent corporate scandals to an eventual war with Iraq. As the risks associated with these factors declined, however, investor sentiment improved and corporate profits advanced in each calendar quarter during the period.

The Fund finished the period well into positive territory, benefiting from the market recovery. Specifically, cyclical sectors such as information technology and consumer discretionary performed best. The Fund's information technology holdings, for example, were propelled primarily by a strong rebound within the communications equipment industry as well as the semiconductors and semiconductor equipment industries. Both of these industries are highly leveraged to an economic upturn, and they benefited from mild improvements in capital spending.

Certain stocks held by the Fund that represent a large portion of their respective sectors, however, such as defense industry firm Lockheed Martin Corp. and health-care company Johnson & Johnson, hurt Fund returns.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings (as of Oct. 31, 2003) were Pfizer Inc., Intel Corp. and Microsoft Corp., all of which are dominant companies in their respective industries. Pfizer is the world's largest pharmaceutical company, while Intel and Microsoft are the world's largest semiconductor and software manufacturers, respectively.

The Fund added to its financial holdings during the period, including The Goldman Sachs Group, Inc. and MBNA Corp. Goldman Sachs is leveraged to a rising stock market, and MBNA experienced fewer loan losses than expected. The Fund also purchased shares of Yahoo! Inc. to capitalize on an improving advertising environment.

Positions in Symantec Corp., Target Corp. and St. Jude Medical, Inc. were reduced after these stocks' prices reached the Fund's target levels.

HOW IS THE FUND POSITIONED?

We expect global economic growth to continue to improve during the remainder of 2003, resulting in stronger corporate profits. In view of these expectations, the Fund remains positioned to capture the benefits of a market recovery.

The Fund is focused on cyclical areas (i.e., those that generally perform better during times of recovery), such as the information technology and industrial sectors. Technology companies tend to be most positively affected by a strengthening economy. While consumer demand for technology products has helped the sector, we expect to see an uptick in capital spending from larger firms as the economy continues to improve.

PORTFOLIO MANAGER: Christopher Baggini, CFA

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $336,103,116

OCTOBER 31, 2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

6   ANNUAL REPORT 2003
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(For Periods Ended October 31, 2003)

                     1 YR.  5 YR.  10 YR.
---------------------------------------------
Class A1    ....w/o SC2 24.89% -10.36%  2.45%
                w/SC3   17.69% -11.42%  1.85%
---------------------------------------------
Class B1........w/o SC2 24.10% -11.43%  1.82%
                w/SC4   19.10% -11.66%  1.82%
---------------------------------------------
Class C1........w/o SC2 24.10% -10.75%  2.23%
                w/SC5   22.00% -10.93%  2.13%
---------------------------------------------
Class D6........w/o SC2 25.26% -10.11%  2.60%
                w/SC7   19.52% -10.93%  2.13%
---------------------------------------------
Class R1,8              25.26% -10.11%  2.60%
---------------------------------------------
Institutional
   Service Class1,8     25.47% -10.08%  2.61%
---------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data

1 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class and Class R shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6 These returns through May 11, 1998 include the performance of the Fund's predecessor fund.
7    A  4.50%  front-end  sales  charge  was  deducted.
8    Not  subject  to  any  sales  charges.

GROWTH OF A $10,000 INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS D  RUSSELL 1000 GROWTH    CPI
--------------------------------------------------
10/31/1993    9,550               10,000     10000
10/31/1994   10,102               10,540    10,261
10/31/1995   12,224               13,621    10,549
10/31/1996   13,735               16,625    10,865
10/31/1997   18,146               21,691    11,091
10/31/1998   21,038               27,035    11,256
10/31/1999   24,628               36,295    11,544
10/31/2000   23,094               39,682    11,942
10/31/2001   12,224               23,831    12,196
10/31/2002    9,857               19,156    12,443
10/31/2003   12,347               23,334    12,756

Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/03. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                            2003 ANNUAL REPORT 7
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  GROWTH  FUND

COMMON  STOCKS  (98.8%)

                                             SHARES OR
                                          PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------

AEROSPACE/DEFENSE (2.0%)
Lockheed Martin Corp.. . . . . . . . . .            48,950  $ 2,269,322
United Technologies Corp.. . . . . . . .            50,000    4,234,500
                                                            -----------
                                                              6,503,822
                                                            -----------

-----------------------------------------------------------------------
AIRLINES (0.4%)
Ryanair Holdings PLC - SP ADR - IE (b) .            24,900    1,282,350
                                                            -----------

-----------------------------------------------------------------------
APPAREL (1.0%)
Reebok International Ltd.. . . . . . . .            84,000    3,271,800
                                                            -----------

-----------------------------------------------------------------------
AUTOMOTIVE (0.3%)
Harley-Davidson, Inc.. . . . . . . . . .            20,000      948,200
                                                            -----------

-----------------------------------------------------------------------
BANKS (2.0%)
New York Community Bancorp, Inc. . . . .            90,240    3,266,688
State Street Corp. . . . . . . . . . . .            63,000    3,298,680
                                                            -----------
                                                              6,565,368
                                                            -----------

-----------------------------------------------------------------------
BROADCAST MEDIA/CABLE TELEVISION (2.5%)
EchoStar Communications Corp. (b). . . .            59,100    2,264,712
Fox Entertainment Group, Inc. (b). . . .            84,500    2,340,650
Comcast Corp., Class A (b) . . . . . . .            96,800    3,283,456
                                                            -----------
                                                              7,888,818
                                                            -----------

-----------------------------------------------------------------------
BUSINESS SERVICES (1.5%)
Aramark Corp. (b). . . . . . . . . . . .            68,000    1,816,960
First Data Corp. . . . . . . . . . . . .            45,200    1,613,640
Fiserv, Inc. (b) . . . . . . . . . . . .            41,000    1,448,120
                                                            -----------
                                                              4,878,720
                                                            -----------

-----------------------------------------------------------------------
CAPITAL GOODS (3.7%)
General Electric Co. . . . . . . . . . .           407,200   11,812,872
                                                            -----------

-----------------------------------------------------------------------
CASINOS & GAMBLING (0.3%)
International Game Technology. . . . . .            30,000      982,500
                                                            -----------

-----------------------------------------------------------------------
COMPUTER EQUIPMENT (6.8%)
Cisco Systems, Inc. (b). . . . . . . . .           541,510   11,360,880
Dell, Inc. (b) . . . . . . . . . . . . .           161,100    5,818,932
Lexmark International, Inc., Class A (b)            35,500    2,613,155
Seagate Technology . . . . . . . . . . .            90,000    2,068,200
                                                            -----------
                                                             21,861,167
                                                            -----------

                                                  SHARES OR
                                               PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (11.5%)
Citrix Systems, Inc. (b). . . . . . . . . . .            39,450  $   997,296
Microsoft Corp. . . . . . . . . . . . . . . .           478,820   12,521,143
Oracle Corp. (b). . . . . . . . . . . . . . .           187,620    2,243,935
Red Hat, Inc. (b) . . . . . . . . . . . . . .           120,200    1,807,808
SAP AG ADR - DE . . . . . . . . . . . . . . .           110,050    4,021,227
Symantec Corp. (b). . . . . . . . . . . . . .            84,600    5,638,590
Veritas Software Corp. (b). . . . . . . . . .           156,250    5,648,438
Yahoo !, Inc. (b) . . . . . . . . . . . . . .            93,050    4,066,285
                                                                 -----------
                                                                  36,944,722
                                                                 -----------

----------------------------------------------------------------------------
CONSUMER PRODUCTS (1.3%)
Procter & Gamble Co.. . . . . . . . . . . . .            41,580    4,086,898
                                                                 -----------

----------------------------------------------------------------------------
DRUGS (12.2%)
Abbott Laboratories . . . . . . . . . . . . .            45,500    1,939,210
Chiron Corp. (b). . . . . . . . . . . . . . .            34,750    1,898,393
Eli Lilly & Co. . . . . . . . . . . . . . . .            48,360    3,221,743
Forest Laboratories, Inc., Class A (b). . . .            97,500    4,875,975
Pfizer, Inc.. . . . . . . . . . . . . . . . .           499,010   15,768,715
Teva Pharmaceutical Industries Ltd. ADR - IL.            28,000    1,592,920
Watson Pharmaceutical, Inc. (b) . . . . . . .            78,150    3,068,951
Wyeth . . . . . . . . . . . . . . . . . . . .           152,110    6,714,135
                                                                 -----------
                                                                  39,080,042
                                                                 -----------

----------------------------------------------------------------------------
ELECTRONICS (0.8%)
Emerson Electric Co.. . . . . . . . . . . . .            44,450    2,522,538
                                                                 -----------

----------------------------------------------------------------------------
FINANCIAL SERVICES (5.6%)
Capital One Financial Corp. . . . . . . . . .            43,100    2,620,480
Citigroup, Inc. . . . . . . . . . . . . . . .            46,500    2,204,100
Countrywide Financial Corp. . . . . . . . . .            24,660    2,592,259
Goldman Sachs Group, Inc. . . . . . . . . . .            18,500    1,737,150
Legg Mason, Inc.. . . . . . . . . . . . . . .            23,460    1,953,045
MBNA Corp.. . . . . . . . . . . . . . . . . .            66,000    1,633,500
Merrill Lynch & Co., Inc. . . . . . . . . . .            56,430    3,340,656
Wells Fargo & Co. . . . . . . . . . . . . . .            31,650    1,782,528
                                                                 -----------
                                                                  17,863,718
                                                                 -----------

----------------------------------------------------------------------------
FOOD & BEVERAGE (3.7%)
Anheuser-Busch Cos., Inc. . . . . . . . . . .            63,500    3,128,010
Coca-Cola Co. . . . . . . . . . . . . . . . .            53,900    2,500,960
PepsiCo, Inc. . . . . . . . . . . . . . . . .           132,000    6,312,240
                                                                 -----------
                                                                  11,941,210
                                                                 -----------

----------------------------------------------------------------------------
HEALTHCARE (2.4%)
Caremark Rx, Inc. (b) . . . . . . . . . . . .            64,600    1,618,230
Express Scripts, Inc. (b) . . . . . . . . . .            28,050    1,540,506
St. Jude Medical, Inc. (b). . . . . . . . . .            37,250    2,166,460
UnitedHealth Group, Inc.. . . . . . . . . . .            49,280    2,507,366
                                                                 -----------
                                                                   7,832,562
                                                                 -----------

8 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                               SHARES OR
                                            PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------

HOTELS/CASINOS (0.7%)
Starwood Hotels & Resorts Worldwide, Inc..            69,720  $ 2,351,656
                                                              -----------

-------------------------------------------------------------------------
HUMAN RESOURCES (0.5%)
Manpower, Inc. . . . . . . . . . . . . . .            37,500    1,740,000
                                                              -----------

-------------------------------------------------------------------------
INSURANCE (1.0%)
American International Group, Inc. . . . .            54,000    3,284,820
                                                              -----------

-------------------------------------------------------------------------
MANUFACTURING (1.8%)
3M Co. . . . . . . . . . . . . . . . . . .            32,800    2,586,936
Deere & Co.. . . . . . . . . . . . . . . .            55,000    3,334,100
                                                              -----------
                                                                5,921,036
                                                              -----------

-------------------------------------------------------------------------
MEDICAL PRODUCTS (8.7%)
Amgen, Inc. (b). . . . . . . . . . . . . .            97,100    5,996,896
Boston Scientific Corp. (b). . . . . . . .            35,850    2,427,762
Genzyme Corp. (b). . . . . . . . . . . . .            70,100    3,217,590
Guidant Corp.. . . . . . . . . . . . . . .            83,900    4,279,739
Johnson & Johnson. . . . . . . . . . . . .           142,550    7,174,541
Medtronic, Inc.. . . . . . . . . . . . . .            49,500    2,255,715
Zimmer Holdings, Inc. (b). . . . . . . . .            38,580    2,461,790
                                                              -----------
                                                               27,814,033
                                                              -----------

-------------------------------------------------------------------------
OIL & GAS (1.1%)
EOG Resources, Inc.. . . . . . . . . . . .            39,240    1,653,574
Smith International, Inc. (b). . . . . . .            48,000    1,787,040
                                                              -----------
                                                                3,440,614
                                                              -----------

-------------------------------------------------------------------------
RESTAURANTS (1.6%)
Applebee's International, Inc. . . . . . .            50,300    1,886,753
Wendy's International, Inc.. . . . . . . .            87,000    3,223,350
                                                              -----------
                                                                5,110,103
                                                              -----------

-------------------------------------------------------------------------
RETAIL (10.4%)
Abercrombie & Fitch Co. (b). . . . . . . .            76,100    2,168,850
Best Buy Co., Inc. (b) . . . . . . . . . .            64,500    3,760,995
Home Depot, Inc. . . . . . . . . . . . . .           151,200    5,604,984
Lowe's Companies, Inc. . . . . . . . . . .            97,500    5,745,675
RedEnvelope, Inc. (b). . . . . . . . . . .            47,960      639,786
Staples, Inc. (b). . . . . . . . . . . . .            65,000    1,743,300
Target Corp. . . . . . . . . . . . . . . .            78,500    3,119,590
Wal-Mart Stores, Inc.. . . . . . . . . . .            88,000    5,187,600
Walgreen Co. . . . . . . . . . . . . . . .            92,740    3,229,207
Williams-Sonoma, Inc. (b). . . . . . . . .            67,400    2,381,242
                                                              -----------
                                                               33,581,229
                                                              -----------

-------------------------------------------------------------------------
SEMICONDUCTORS (10.2%)
Applied Materials, Inc. (b). . . . . . . .           105,730    2,470,910
Broadcom Corp., Class A (b). . . . . . . .           131,480    4,200,786
Intel Corp.. . . . . . . . . . . . . . . .           464,120   15,339,166
Intersil Corp. . . . . . . . . . . . . . .            65,000    1,676,350
Lam Research Corp. (b) . . . . . . . . . .            69,000    1,983,060

                                     SHARES OR
                                  PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------

SEMICONDUCTORS (continued)
National Semiconductor Corp. (b)            98,310  $  3,994,335
Qlogic Corp. (b) . . . . . . . .            53,380     2,991,949
                                                     -----------
                                                      32,656,556
                                                     -----------

----------------------------------------------------------------
TELECOMMUNICATIONS (3.9%)
ADTRAN, Inc. . . . . . . . . . .            25,300     1,721,159
Comverse Technology, Inc. (b). .           186,620     3,366,625
Corning, Inc. (b). . . . . . . .           222,500     2,443,050
Nextel Communications, Inc. (b).           200,950     4,862,990
                                                     -----------
                                                      12,393,824
                                                     -----------

----------------------------------------------------------------
TRANSPORTATION SERVICES (0.6%)
FedEx Corp.. . . . . . . . . . .            23,600     1,787,936
                                                     -----------

----------------------------------------------------------------
WASTE DISPOSAL (0.3%)
Stericycle, Inc. (b) . . . . . .            23,100     1,066,758
                                                     -----------

TOTAL COMMON STOCKS                                  317,415,872
                                                     -----------

COMMERCIAL  PAPER  (0.4%)

ASSET BACKED SECURITIES (0.4%)
Countrywide Home Loans, 1.07%, 11/03/03. . . . . .  $ 1,317,000     1,316,922
                                                                 -------------

TOTAL COMMERCIAL PAPER                                              1,316,922
                                                                 -------------

SHORT-TERM INVESTMENTS PURCHASED WITH CASH
COLLATERAL RECEIVED FOR SECURITIES ON LOAN (5.4%)

REPURCHASE AGREEMENT (5.4%)
Nomura Securities, 1.07%, dated 10/31/03,
due 11/03/03, repurchase price $17,371,871
(Fully collateralized by U.S. Agency Securities) .   17,370,322    17,370,322
                                                                 -------------

TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH
CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN                    17,370,322
                                                                 -------------

TOTAL INVESTMENTS (COST $299,530,632) (A) - 104.6%                336,103,116

LIABILITIES IN EXCESS OF OTHER ASSETS - (4.6)%                    (14,731,071)
                                                                 -------------

NET ASSETS - 100.0%                                              $321,372,045
                                                                 -------------
                                                                 -------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American Depositary Receipt
DE   Germany
IE   Ireland
IL   Israel

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                            2003 ANNUAL REPORT 9
--------------------------------------------------------------------------------

GARTMORE  LARGE  CAP  VALUE  FUND

Class  A  Shares  symbol:  NPVAX
Class  B  Shares  symbol:  NLVBX
Class  C  Shares  symbol:  NLVAX
Class  R  Shares  symbol:  GLVRX
Institutional  Service  Class  symbol:  NLVIX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 20.57%* versus 22.88% for its benchmark, the Russell 1000 [R] Value Index.

For broader comparison, the average return for this Fund's peer category (Multi-Cap Value Funds) was 24.68%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  INFLUENCED PERFORMANCE?

The market surged ahead in the second half of the period with a strong positive move, but it did not begin the period that way. Throughout the lackluster holiday season and the subsequent months of uncertainty concerning the threat of war in Iraq, consumers appeared to be very cautious. Many observers predicted a repeat of the previous year, during which the Russell 1000 Value Index registered -10%. In March, the war in Iraq began; once the uncertainty of war was removed, the equity market took off. Since the end of March, the Index has returned more than 27%. Although some economic warning signs still persist, investors have been able to sustain their optimism with encouraging earnings reports and improving economic trends.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings (as of Oct. 31, 2003) included Citigroup, Inc., a diversified financial services company; Exxon Mobil Corp., the world's second-largest integrated oil company; and Bank of America Corp., the third-largest bank in the United States.

Within the framework of the Fund's value discipline, the Fund has sought to increase the portfolio's market sensitivity. Adding positions in Agilent Technologies, Inc., Computer Associates International, Inc.; and Maxtor Corp. has helped the Fund to achieve its desired portfolio positioning. Sales by the Fund included Gannett Co. Inc., the newspaper publisher, and Fortune Brands, Inc., the U.S. producer of distilled spirits and golf equipment. These stocks were sold due to their more conservative growth rates.

HOW  IS  THE  FUND  POSITIONED?

The Fund is positioned to participate in the current recovering economy. With the job market on the mend and capital spending up, consumer spending should produce a robust holiday shopping season. The positive stimulus provided by increased capital spending, the Federal Reserve's accommodative policy and the improving trends in corporate profitability should continue to move the market higher during the coming year.

PORTFOLIO  MANAGER:  NorthPointe  Capital,  LLC  -  Subadviser

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $26,722,263
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

10 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                     1 YR.   INCEPTION1
----------------------------------------
Class A. .  w/o SC2  20.57%        2.75%
            w/SC3    13.69%        1.54%
----------------------------------------
Class B. .  w/o SC2  19.80%        1.92%
            w/SC4    14.80%        1.55%
----------------------------------------
Class C5 .  w/o SC2  19.77%        1.96%
            w/SC6    17.54%        1.76%
----------------------------------------
Class R7,8           19.92%        1.94%
----------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  November  2,  1998.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5    These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as
     Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.
8    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  RUSSELL 1000 VALUE   CPI
-----------------------------------------------
11/2/1998.    9,425              10,000  10,000
10/31/1999    9,789              11,653  10,256
10/31/2000   10,581              12,295  10,610
10/31/2001    9,727              10,837  10,835
10/31/2002    8,951               9,751  11,055
10/31/2003   10,792              11,981  11,333

Comparative performance of $10,000 invested in Class A shares of the Gartmore Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russell 1000 Value Index.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2003 ANNUAL REPORT 11
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  LARGE  CAP  VALUE  FUND

COMMON  STOCKS  (99.1%)

                                          SHARES OR
                                       PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------

AEROSPACE & DEFENSE (2.2%)
Raytheon Co.. . . . . . . . . . . . .             8,700  $  230,376
United Technologies Corp. . . . . . .             4,000     338,760
                                                         ----------
                                                            569,136
                                                         ----------

-------------------------------------------------------------------
AIR FREIGHT & LOGISTICS (0.7%)
FedEx Corp. . . . . . . . . . . . . .             2,300     174,248
                                                         ----------

-------------------------------------------------------------------
AUTOMOBILES (1.2%)
Ford Motor Co.. . . . . . . . . . . .            25,600     310,528
                                                         ----------

-------------------------------------------------------------------
BANKS (14.8%)
Bank of America Corp. . . . . . . . .            11,200     848,176
Bank One Corp.. . . . . . . . . . . .             6,300     267,435
First Tennessee National Corp.. . . .             3,600     163,296
Fleet Boston Corp.. . . . . . . . . .            10,400     420,056
GreenPoint Financial Corp.. . . . . .             3,900     121,485
National City Corp. . . . . . . . . .             8,600     280,876
U.S. Bancorp. . . . . . . . . . . . .            16,000     435,520
Wachovia Corp.. . . . . . . . . . . .            10,200     467,874
Washington Mutual, Inc. . . . . . . .             7,000     306,250
Wells Fargo Co. . . . . . . . . . . .             8,600     484,352
                                                         ----------
                                                          3,795,320
                                                         ----------

-------------------------------------------------------------------
BEVERAGES (0.9%)
Constellation Brands, Inc. (b). . . .             7,100     222,727
                                                         ----------

-------------------------------------------------------------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc.. . . .             6,100     277,001
Valspar Corp. . . . . . . . . . . . .             3,100     147,870
                                                         ----------
                                                            424,871
                                                         ----------

-------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
H&R Block, Inc. . . . . . . . . . . .             5,600     263,704
                                                         ----------

-------------------------------------------------------------------
COMPUTERS & PERIPHERALS (4.6%)
DST Systems, Inc. (b) . . . . . . . .             4,300     162,626
Hewlett-Packard Co. . . . . . . . . .            12,500     278,875
International Business Machines . . .             4,800     429,504
Maxtor Corp. (b). . . . . . . . . . .             9,700     132,599
Storage Technology Corp. (b). . . . .             7,600     183,160
                                                         ----------
                                                          1,186,764
                                                         ----------

-------------------------------------------------------------------
CONSTRUCTION MATERIALS (0.8%)
Caterpillar, Inc. . . . . . . . . . .             2,700     197,856
                                                         ----------

-------------------------------------------------------------------
DIVERSIFIED FINANCIALS (12.3%)
Bear Stearns Cos., Inc. . . . . . . .             3,200     244,000
Citigroup, Inc. . . . . . . . . . . .            29,360   1,391,664
Countrywide Credit Industries, Inc. .             3,100     325,872
Goldman Sachs Group, Inc. . . . . . .             1,900     178,410

                                                  SHARES OR
                                               PRINCIPAL AMOUNT    VALUE
---------------------------------------------------------------------------

DIVERSIFIED FINANCIALS (continued)
J.P. Morgan Chase & Co. . . . . . . . . . . .            14,700  $  527,730
Merrill Lynch & Co., Inc. . . . . . . . . . .             4,700     278,240
Morgan Stanley Dean Witter & Co.. . . . . . .             4,200     230,454
                                                                 ----------
                                                                  3,176,370
                                                                 ----------

---------------------------------------------------------------------------
DIVERSIFIED MATERIALS & PROCESSING (1.0%)
Engelhard Corp. . . . . . . . . . . . . . . .             9,400     268,652
                                                                 ----------

---------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.2%)
Bellsouth Corp. . . . . . . . . . . . . . . .            13,500     355,185
Cablevision Systems New York Group (b). . . .             8,900     179,780
SBC Communications, Inc.. . . . . . . . . . .            11,300     270,974
Sprint Corp.. . . . . . . . . . . . . . . . .            17,000     272,000
Verizon Communications, Inc.. . . . . . . . .             8,000     268,800
                                                                 ----------
                                                                  1,346,739
                                                                 ----------

---------------------------------------------------------------------------
ELECTRIC UTILITIES (4.6%)
Edison International (b). . . . . . . . . . .            14,700     289,737
Entergy Corp. . . . . . . . . . . . . . . . .             5,700     307,230
Exelon Corp.. . . . . . . . . . . . . . . . .             6,000     380,700
Wisconsin Energy Corp.. . . . . . . . . . . .             6,500     212,875
                                                                 ----------
                                                                  1,190,542
                                                                 ----------

---------------------------------------------------------------------------
FINANCIAL (0.5%)
MBNA Corp.. . . . . . . . . . . . . . . . . .             5,700     141,075
                                                                 ----------

---------------------------------------------------------------------------
FINANCIAL - INVESTMENT BANKER/BROKER (0.8%)
Lehman Brothers Holdings, Inc.. . . . . . . .             2,800     201,600
                                                                 ----------

---------------------------------------------------------------------------
FOOD & DRUG RETAILING (0.6%)
Kroger Co. (b). . . . . . . . . . . . . . . .             9,000     157,410
                                                                 ----------

---------------------------------------------------------------------------
FOOD PRODUCTS (0.8%)
Sara Lee Corp.. . . . . . . . . . . . . . . .            10,300     205,279
                                                                 ----------

---------------------------------------------------------------------------
GAS UTILITIES (0.7%)
Sempra Energy . . . . . . . . . . . . . . . .             6,800     189,040
                                                                 ----------

---------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES (0.9%)
Aetna, Inc. . . . . . . . . . . . . . . . . .             4,000     229,640
                                                                 ----------

---------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Outback Steakhouse, Inc.. . . . . . . . . . .             6,100     256,200
                                                                 ----------

---------------------------------------------------------------------------
HOUSEHOLD DURABLES (1.2%)
Pulte Homes, Inc. . . . . . . . . . . . . . .             3,500     302,785
                                                                 ----------

---------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.6%)
Procter & Gamble Co.. . . . . . . . . . . . .             1,700     167,093
                                                                 ----------

12 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                SHARES OR
                                             PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------------

INSURANCE (5.4%)
Allstate Corp. (The). . . . . . . . . . . .             9,000  $  355,500
American International Group, Inc.. . . . .             4,550     276,777
Fidelity National Financial, Inc. . . . . .             6,637     205,216
Old Republic International Corp.. . . . . .             5,100     183,294
Torchmark Corp. . . . . . . . . . . . . . .             4,100     179,908
Travelers Property Casualty Corp., Class B.            11,784     192,904
                                                               ----------
                                                                1,393,599
                                                               ----------

-------------------------------------------------------------------------
MACHINERY (1.0%)
Paccar, Inc.. . . . . . . . . . . . . . . .             3,200     252,672
                                                               ----------

-------------------------------------------------------------------------
MEDIA (5.2%)
Comcast Corp. (b) . . . . . . . . . . . . .             4,543     154,099
McGraw-Hill Cos., Inc. (The). . . . . . . .             2,400     160,680
Time Warner, Inc. (b) . . . . . . . . . . .            26,800     409,772
Viacom, Inc., Class B . . . . . . . . . . .             4,700     187,389
Walt Disney Co. (The) . . . . . . . . . . .            18,700     423,368
                                                               ----------
                                                                1,335,308
                                                               ----------

-------------------------------------------------------------------------
METALS & MINING (0.9%)
Nucor Corp. . . . . . . . . . . . . . . . .             4,300     235,769
                                                               ----------

-------------------------------------------------------------------------
MILLINERY (0.9%)
Archer-Daniels-Midland Co.. . . . . . . . .            16,100     231,035
                                                               ----------

-------------------------------------------------------------------------
MULTI-SECTOR COMPANIES (0.5%)
Textron, Inc. . . . . . . . . . . . . . . .             2,400     119,256
                                                               ----------

-------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
Questar Corp. . . . . . . . . . . . . . . .             6,200     196,850
                                                               ----------

-------------------------------------------------------------------------
MULTILINE RETAIL (1.2%)
Federated Department Stores, Inc. . . . . .             3,200     152,160
Sears, Roebuck & Co.. . . . . . . . . . . .             3,200     168,416
                                                               ----------
                                                                  320,576
                                                               ----------

-------------------------------------------------------------------------
OIL & GAS (9.5%)
Amerada Hess Corp.. . . . . . . . . . . . .             3,000     154,860
ChevronTexaco Corp. . . . . . . . . . . . .             6,000     445,800
ConocoPhillips. . . . . . . . . . . . . . .             6,800     388,620
Exxon Mobil Corp. . . . . . . . . . . . . .            32,700   1,196,166
Marathon Oil Corp.. . . . . . . . . . . . .             9,000     266,130
                                                               ----------
                                                                2,451,576
                                                               ----------

-------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (1.3%)
Georgia Pacific Corp. . . . . . . . . . . .             7,800     204,984
Meadwestvaco Corp.. . . . . . . . . . . . .             4,700     121,824
                                                               ----------
                                                                  326,808
                                                               ----------

                                             SHARES OR
                                          PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------

PERSONAL PRODUCTS (0.8%)
Avon Products, Inc.. . . . . . . . . . .             3,100  $   210,676
                                                            -----------

-----------------------------------------------------------------------
PHARMACEUTICALS (2.9%)
Bristol-Myers Squibb Co. . . . . . . . .            10,800      273,996
Merck & Co., Inc.. . . . . . . . . . . .             3,700      163,725
Millenium Pharmaceuticals, Inc. (b). . .             7,800      124,176
Wyeth. . . . . . . . . . . . . . . . . .             4,200      185,388
                                                            -----------
                                                                747,285
                                                            -----------

-----------------------------------------------------------------------
POWER PROTECTION & MANAGEMENT (0.7%)
American Power Conversion Corp.. . . . .             9,200      186,116
                                                            -----------

-----------------------------------------------------------------------
REAL ESTATE (1.3%)
General Growth Properties, Inc.. . . . .             2,400      183,600
Simon Property Group, Inc. . . . . . . .             3,300      148,764
                                                            -----------
                                                                332,364
                                                            -----------

-----------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT (0.7%)
Rent-A-Center, Inc. (b). . . . . . . . .             6,000      187,560
                                                            -----------

-----------------------------------------------------------------------
ROAD & RAIL (0.9%)
Union Pacific Corp.. . . . . . . . . . .             3,600      225,360
                                                            -----------

-----------------------------------------------------------------------
SEMICONDUCTORS (1.0%)
Agilent Technologies, Inc. (b) . . . . .             4,900      122,108
Linear Technology Corp.. . . . . . . . .             3,400      144,874
                                                            -----------
                                                                266,982
                                                            -----------

-----------------------------------------------------------------------
SOAPS & HOUSEHOLD CHEMICALS (0.9%)
Dial Corp. . . . . . . . . . . . . . . .             9,300      223,200
                                                            -----------

-----------------------------------------------------------------------
SOFTWARE (0.5%)
Computer Associates International, Inc..             6,000      141,120
                                                            -----------

-----------------------------------------------------------------------
TELECOMMUNICATIONS (2.5%)
AT&T Corp. . . . . . . . . . . . . . . .             8,700      161,733
CenturyTel, Inc. . . . . . . . . . . . .             6,500      232,375
Comverse Technology, Inc. (b). . . . . .            13,800      248,952
                                                            -----------
                                                                643,060
                                                            -----------

-----------------------------------------------------------------------
TEXTILES (0.5%)
Liz Claiborne, Inc.. . . . . . . . . . .             3,300      121,737
                                                            -----------

-----------------------------------------------------------------------
TOBACCO (1.7%)
Altria Group, Inc. . . . . . . . . . . .             9,500      441,750
                                                            -----------

TOTAL COMMON STOCKS                                          25,568,238
                                                            -----------

                                                           2003 ANNUAL REPORT 13
--------------------------------------------------------------------------------

October  31,  2003

GARTMORE  LARGE  CAP  VALUE  FUND  (Continued)


REPURCHASE  AGREEMENTS  (0.8%)

                                                        SHARES OR
                                                    PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------
CS First Boston, 0.94% dated 10/31/03,
due 11/03/03, repurchase price $102,769
(Fully collateralized by AA Rated
Corporate Bonds) . . . . . . . . . . . . . . . . .  $         102,761  $   102,761

Lehman Brothers, Inc., 0.94% dated 10/31/03,
due 11/03/03, repurchase price $19,031
(Fully collateralized by U.S. Agency Securities) .             19,030       19,030

Nomura Securities, 0.94% dated 10/31/03,
due 11/03/03, repurchase price $82,215
(Fully collateralized by AA Rated Corporate Bonds)             82,209       82,209
                                                                       ------------

TOTAL REPURCHASE AGREEMENTS                                                204,000
                                                                       ------------

SHORT-TERM  INVESTMENTS  PURCHASED  WITH  CASH  COLLATERAL
RECEIVED  FOR  SECURITIES  ON  LOAN  (3.7%)

-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.7%)
Nomura Securities, 1.07%, dated 10/31/03,
due 11/03/03, repurchase price $950,110
(Fully collateralized by U.S. Agency Securities) .  $         950,025  $   950,025
                                                                       ------------

TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH CASH
COLLATERAL RECEIVED FOR SECURITIES ON LOAN                                 950,025
                                                                       ------------

TOTAL INVESTMENTS (COST $23,555,405) (A) -103.6%                        26,722,263

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.6)%                            (921,871)
                                                                       ------------

NET ASSETS - 100.0%                                                    $25,800,392
                                                                       ------------
                                                                       ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

14 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  NATIONWIDE  FUND

Class  A  Shares  symbol:  NWFAX
Class  B  Shares  symbol:  NWFBX
Class  C  Shares  symbol:  GTRCX
Class  D  Shares  symbol:  MUIFX
Class  R  Shares  symbol:  GNWRX
Institutional  Service  Class  symbol:  GTISX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 20.74%* versus 20.81% for its benchmark, the S&P 500 Index.

For broader comparison, the average return for this Fund's peer category (Large-Cap Core Funds) was 17.75%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The long-awaited U.S. economic recovery finally seems to have taken hold. Monetary and fiscal stimuli have boosted U.S. consumer spending and lowered companies' cost of borrowing. Economic growth has steadily improved, with third-quarter gross domestic product growth posting a surprisingly robust increase of 8.2%. Corporate profits improved gradually; in the third quarter, U.S. firms posted their best growth rate since 2000.

The Fund has been positioned for an economic recovery with overweight allocations in the more cyclical sectors, including information technology, materials, industrials and consumer discretionary. This stance boosted the Fund's returns as well as good stock selection within the information technology, health-care and consumer staples sectors.

The Fund's underweight position and conservative stock selection in the financial services sector detracted from Fund performance. In particular, an underweight exposure in the investment banking segment of the S&P 500 Index caused the Fund's financial stocks to lag those of the Index. The Fund's overweight position in Fannie Mae hurt Fund performance because the stock's returns fell behind those of other financial stocks due to investor fears about the possibility of increased government oversight and regulatory constraints.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings included Microsoft Corp., the dominant software provider; Pfizer Inc., the world's largest pharmaceutical company; and General Electric Co., the industrial conglomerate.

The Fund added to its information technology sector holdings during the period with stocks such as Corning Inc.; Novellus Systems Inc.; and Symantec Corp. The Fund reduced its position in St. Jude Medical, Inc., which gained 63% during the period, to lock in some of St. Jude Medical's gains. The Fund sold Johnson & Johnson because of manufacturing and distribution problems with the firm's new drug-coated stent product, and the Fund reduced its position in Fannie Mae because of the firm's political problems.

HOW  IS  THE  FUND  POSITIONED?

Given the long-term expectation of a continued U.S. economic recovery and healthier profits, the Fund is expected to remain overweight in cyclical sectors, such as technology, industrials and materials. Because a great deal of the good economic news is most likely already reflected in stock prices, the Fund is searching for companies with reasonable price levels and solid earnings growth.

PORTFOLIO  MANAGERS:  Simon  Melluish  and  William  Miller

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $1,949,196,009
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 15
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31.  2003)

                                         1 YR.   5 YR.   10 YR.
----------------------------------------------------------------
Class A1 . . . . . . . . . . .  w/o SC2  20.74%  -1.40%    9.99%
                                w/SC3    13.79%  -2.56%    9.34%
----------------------------------------------------------------
Class B1 . . . . . . . . . . .  w/o SC2  19.99%  -2.17%    9.50%
                                w/SC4    14.99%  -2.43%    9.50%
----------------------------------------------------------------
Class C1 . . . . . . . . . . .  w/o SC2  20.00%  -1.70%    9.82%
                                w/SC5    17.80%  -1.90%    9.70%
----------------------------------------------------------------
Class D6 . . . . . . . . . . .  w/o SC2  21.07%  -1.20%   10.10%
                                w/SC7    15.66%  -2.11%    9.59%
----------------------------------------------------------------
Class R1,8                               21.00%  -1.21%   10.09%
----------------------------------------------------------------
Institutional Service Class1,8           21.22%  -1.18%   10.11%
----------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class and Class R shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6 These returns through May 11, 1998 include the performance of the Fund's predecessor fund.
7    A  4.50%  front-end  sales  charge  was  deducted.
8    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS D  S&P 500 INDEX    CPI
--------------------------------------------
10/31/1993    9,550        10,000     10,000
10/31/1994   10,016        10,394     10,261
10/31/1995   11,943        13,130     10,549
10/31/1996   15,060        16,290     10,865
10/31/1997   21,111        21,531     11,091
10/31/1998   26,542        26,268     11,256
10/31/1999   29,267        33,011     11,544
10/31/2000   29,677        35,022     11,942
10/31/2001   22,786        26,300     12,196
10/31/2002   20,638        22,327     12,443
10/31/2003   24,987        26,972     12,756

Comparative performance of $10,000 invested in Class D shares of the Gartmore Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index
(CPI)(b) over a 10-year period ended 10/31/03. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  NATIONWIDE  FUND

COMMON  STOCKS  (96.3%)

                                            SHARES OR
                                         PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------------

ADVERTISING SERVICES (0.4%)
Interpublic Group of Cos., Inc. . . . .           475,100  $ 7,069,488
                                                           -----------

----------------------------------------------------------------------
AEROSPACE/DEFENSE (1.3%)
Lockheed Martin Corp. . . . . . . . . .           327,900   15,201,444
United Technologies Corp. . . . . . . .           121,868   10,321,001
                                                           -----------
                                                            25,522,445
                                                           -----------

----------------------------------------------------------------------
AIRLINES (1.6%)
AMR Corp. (b) . . . . . . . . . . . . .         1,399,486   18,585,174
Southwest Airlines Co.. . . . . . . . .           617,400   11,977,560
                                                           -----------
                                                            30,562,734
                                                           -----------

----------------------------------------------------------------------
APPLIANCES (0.5%)
Whirlpool Corp. . . . . . . . . . . . .           139,406    9,823,941
                                                           -----------

----------------------------------------------------------------------
BANKS (4.2%)
J.P. Morgan Chase & Co. . . . . . . . .           509,351   18,285,701
Mellon Financial Corp.. . . . . . . . .           559,927   16,725,019
North Fork Bancorporation, Inc. . . . .           770,900   30,049,682
U.S. Bancorp. . . . . . . . . . . . . .           350,100    9,529,722
Wachovia Corp.. . . . . . . . . . . . .            99,800    4,577,826
                                                           -----------
                                                            79,167,950
                                                           -----------

----------------------------------------------------------------------
BEVERAGES/SOFT DRINK (1.4%)
PepsiCo, Inc. . . . . . . . . . . . . .           568,935   27,206,472
                                                           -----------

----------------------------------------------------------------------
BROADCAST MEDIA/CABLE TELEVISION (2.7%)
Comcast Corp., Class A (b). . . . . . .           572,462   19,417,911
General Motors Corp., Class H (b) . . .         1,070,704   17,591,667
Viacom, Inc., Class B . . . . . . . . .           346,447   13,812,842
                                                           -----------
                                                            50,822,420
                                                           -----------

----------------------------------------------------------------------
BUSINESS SERVICES (1.0%)
Cendant Corp. (b) . . . . . . . . . . .           968,500   19,786,455
                                                           -----------

----------------------------------------------------------------------
CAPITAL GOODS (4.4%)
General Electric Co.. . . . . . . . . .         2,582,116   74,907,186
Paccar, Inc.. . . . . . . . . . . . . .           122,541    9,675,837
                                                           -----------
                                                            84,583,023
                                                           -----------

----------------------------------------------------------------------
CHEMICALS (1.9%)
Air Products & Chemicals, Inc.. . . . .           358,291   16,269,994
Dow Chemical Co.. . . . . . . . . . . .           279,294   10,526,591
Lyondell Chemical Co. . . . . . . . . .           690,334    9,871,776
                                                           -----------
                                                            36,668,361
                                                           -----------

----------------------------------------------------------------------
COMPUTER EQUIPMENT (5.9%)
Apple Computer, Inc. (b). . . . . . . .           448,747   10,271,819
Cisco Systems, Inc. (b) . . . . . . . .         1,369,248   28,726,824
Dell, Inc. (b). . . . . . . . . . . . .           269,336    9,728,416

                                                SHARES OR
                                             PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------

COMPUTER EQUIPMENT (continued)
Hewlett-Packard Co. . . . . . . . . . . . .           843,944  $ 18,828,391
International Business Machines Corp. . . .           108,457     9,704,732
Sun Microsystems, Inc. (b). . . . . . . . .           822,994     3,259,056
Unisys Corp. (b). . . . . . . . . . . . . .         1,383,900    21,256,704
Western Digital Corp. (b) . . . . . . . . .           741,798     9,977,183
                                                               ------------
                                                                111,753,125
                                                               ------------

---------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (6.6%)
Citrix Systems, Inc. (b). . . . . . . . . .           458,460    11,589,869
Microsoft Corp. . . . . . . . . . . . . . .         2,567,995    67,153,069
Oracle Corp. (b). . . . . . . . . . . . . .           761,979     9,113,269
Red Hat, Inc. (b) . . . . . . . . . . . . .           299,400     4,502,976
SAP AG ADR - DE . . . . . . . . . . . . . .           312,000    11,400,480
VERITAS Software Corp. (b). . . . . . . . .           591,400    21,379,110
                                                               ------------
                                                                125,138,773
                                                               ------------

---------------------------------------------------------------------------
CONGLOMERATES (0.6%)
Ingersoll-Rand Co.. . . . . . . . . . . . .           185,095    11,179,738
                                                               ------------

---------------------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS (1.7%)
Centex Corp.. . . . . . . . . . . . . . . .           336,933    32,850,968
                                                               ------------

---------------------------------------------------------------------------
CONSUMER PRODUCTS (1.0%)
Colgate-Palmolive Co. . . . . . . . . . . .           168,010     8,936,452
Procter & Gamble Co.. . . . . . . . . . . .           100,243     9,852,884
                                                               ------------
                                                                 18,789,336
                                                               ------------

---------------------------------------------------------------------------
DRUGS (6.5%)
Eli Lilly & Co. . . . . . . . . . . . . . .           253,940    16,917,483
Merck & Co., Inc. . . . . . . . . . . . . .           435,700    19,279,725
Mylan Laboratories, Inc.. . . . . . . . . .           380,899     9,198,711
Pfizer, Inc.. . . . . . . . . . . . . . . .         2,017,852    63,764,123
Teva Pharmaceutical Industries Ltd. ADR-IL.           152,500     8,675,725
Watson Pharmaceutical, Inc. (b) . . . . . .           173,300     6,805,491
                                                               ------------
                                                                124,641,258
                                                               ------------

---------------------------------------------------------------------------
FINANCIAL/MISCELLANEOUS (0.9%)
Fannie Mae. . . . . . . . . . . . . . . . .           125,847     9,021,971
MBNA Corp.. . . . . . . . . . . . . . . . .           336,700     8,333,325
                                                               ------------
                                                                 17,355,296
                                                               ------------

---------------------------------------------------------------------------
FINANCIAL SERVICES (10.3%)
Capital One Financial Corp. . . . . . . . .           161,194     9,800,595
Citigroup, Inc. . . . . . . . . . . . . . .         1,192,316    56,515,778
Countrywide Financial Corp. . . . . . . . .           169,466    17,814,266
Goldman Sachs Group, Inc. . . . . . . . . .           256,003    24,038,682
Merrill Lynch & Co., Inc. . . . . . . . . .           454,007    26,877,214
Washington Mutual, Inc. . . . . . . . . . .           490,643    21,465,631
Wells Fargo & Co. . . . . . . . . . . . . .           674,404    37,982,433
                                                               ------------
                                                                194,494,599
                                                               ------------

                                                           2003 ANNUAL REPORT 17
--------------------------------------------------------------------------------

October  31,  2003

GARTMORE  NATIONWIDE  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)

                                               SHARES OR
                                            PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------

FOOD & BEVERAGE (1.9%)
Adolph Coors Co., Class B. . . . . . . . .           171,186  $ 9,594,975
Altria Group, Inc. . . . . . . . . . . . .           386,500   17,972,250
Dean Foods Co. (b) . . . . . . . . . . . .           296,848    8,979,652
                                                              -----------
                                                               36,546,877
                                                              -----------

-------------------------------------------------------------------------
HEALTHCARE (4.5%)
Amgen, Inc. (b). . . . . . . . . . . . . .           521,740   32,222,662
Johnson & Johnson. . . . . . . . . . . . .           339,353   17,079,636
St. Jude Medical, Inc. (b) . . . . . . . .           139,441    8,109,889
UnitedHealth Group, Inc. . . . . . . . . .           518,800   26,396,544
Zimmer Holdings, Inc. (b). . . . . . . . .            16,900    1,078,389
                                                              -----------
                                                               84,887,120
                                                              -----------

-------------------------------------------------------------------------
HOTELS/CASINOS (1.9%)
Mandalay Resort Group. . . . . . . . . . .           415,900   16,324,075
Starwood Hotels & Resorts Worldwide, Inc..           600,175   20,243,903
                                                              -----------
                                                               36,567,978
                                                              -----------

-------------------------------------------------------------------------
INDUSTRIAL GASES (0.5%)
Praxair, Inc.. . . . . . . . . . . . . . .           148,662   10,343,902
                                                              -----------

-------------------------------------------------------------------------
INSTRUMENTS (0.6%)
Guidant Corp.. . . . . . . . . . . . . . .           207,821   10,600,949
                                                              -----------

-------------------------------------------------------------------------
INSURANCE (2.2%)
American International Group, Inc. . . . .           409,175   24,890,115
RenaissanceRe Holdings Ltd.. . . . . . . .           384,100   17,276,818
                                                              -----------
                                                               42,166,933
                                                              -----------

-------------------------------------------------------------------------
LEISURE PRODUCTS (1.1%)
Brunswick Corp.. . . . . . . . . . . . . .           710,290   21,074,304
                                                              -----------

-------------------------------------------------------------------------
MACHINERY (1.1%)
Deere & Co.. . . . . . . . . . . . . . . .           337,496   20,459,008
                                                              -----------

-------------------------------------------------------------------------
MANUFACTURING (1.0%)
Illinois Tool Works, Inc.. . . . . . . . .           134,173    9,868,424
Tyco International Ltd.. . . . . . . . . .           468,812    9,788,795
                                                              -----------
                                                               19,657,219
                                                              -----------

-------------------------------------------------------------------------
METALS (0.5%)
Alcoa, Inc.. . . . . . . . . . . . . . . .           327,259   10,331,567
                                                              -----------

-------------------------------------------------------------------------
MORTGAGE (0.5%)
Freddie Mac. . . . . . . . . . . . . . . .           154,279    8,659,680
                                                              -----------

                                      SHARES OR
                                   PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------

OIL & GAS (3.8%)
Apache Corp.. . . . . . . . . . .           207,000  $ 14,432,040
ChevronTexaco Corp. . . . . . . .           490,337    36,432,039
Nabors Industries Ltd. (b). . . .           273,900    10,353,420
Sunoco, Inc.. . . . . . . . . . .           244,031    10,678,797
                                                      -----------
                                                       71,896,296
                                                      -----------

-----------------------------------------------------------------
PAPER & FOREST PRODUCTS (1.2%)
International Paper Co. . . . . .           311,526    12,258,548
Smurfit-Stone Container Corp. (b)           640,706     9,930,943
                                                      -----------
                                                       22,189,491
                                                      -----------

-----------------------------------------------------------------
RAILROADS (0.4%)
Norfolk Southern Corp.. . . . . .           363,300     7,320,495
                                                      -----------

-----------------------------------------------------------------
RESTAURANTS (1.8%)
McDonald's Corp.. . . . . . . . .           784,958    19,631,800
Yum! Brands (b) . . . . . . . . .           442,737    15,115,041
                                                      -----------
                                                       34,746,841
                                                      -----------

-----------------------------------------------------------------
RETAIL (7.0%)
Abercrombie & Fitch Co. (b) . . .           240,100     6,842,850
Home Depot, Inc.. . . . . . . . .           790,062    29,287,598
Linen 'n Things, Inc. (b) . . . .           123,370     3,641,882
Office Depot, Inc. (b). . . . . .           581,221     8,677,630
Target Corp.. . . . . . . . . . .           697,825    27,731,566
Wal-Mart Stores, Inc. . . . . . .           954,200    56,250,090
                                                      -----------
                                                      132,431,616
                                                      -----------

-----------------------------------------------------------------
SEMICONDUCTORS (6.4%)
Applied Materials, Inc. (b) . . .         1,757,456    41,071,747
Intel Corp. . . . . . . . . . . .         1,569,381    51,868,043
Micron Technology, Inc. (b) . . .           254,900     3,655,266
National Semiconductor Corp. (b).           374,907    15,232,471
Novellus Systems, Inc. (b). . . .           254,267    10,498,684
                                                      -----------
                                                      122,326,211
                                                      -----------

-----------------------------------------------------------------
STEEL MILLS (0.0%)
United States Steel Corp. . . . .            37,600       889,240
                                                      -----------

-----------------------------------------------------------------
TELECOMMUNICATIONS (4.5%)
AT&T Wireless Services, Inc. (b).         1,053,583     7,638,477
BellSouth Corp. . . . . . . . . .           990,404    26,057,528
CenturyTel, Inc.. . . . . . . . .           253,400     9,059,050
Corning, Inc. (b) . . . . . . . .         1,289,918    14,163,300
Deutsche Telekom ADR - DE (b) . .           320,700     5,006,127
Nextel Communications, Inc. (b) .           277,500     6,715,500
Verizon Communications, Inc.. . .           399,048    13,408,013
Vodafone Group ADR - GB . . . . .           200,100     4,232,115
                                                      -----------
                                                       86,280,110
                                                      -----------

18 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                          SHARES OR
                                                      PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------
TRANSPORTATION (0.6%)
Hunt (JB) Transport Services, Inc. (b) . . . . . . .            451,200  $   11,451,456
                                                                         ---------------

----------------------------------------------------------------------------------------
UTILITIES (1.6%)
Dominion Resources, Inc. . . . . . . . . . . . . . .            338,542      20,854,188
Entergy Corp.. . . . . . . . . . . . . . . . . . . .            168,136       9,062,530
                                                                         ---------------
                                                                             29,916,718
                                                                         ---------------

----------------------------------------------------------------------------------------
WASTE DISPOSAL (0.3%)
Stericycle, Inc. (b) . . . . . . . . . . . . . . . .            132,700       6,128,086
                                                                         ---------------

TOTAL COMMON STOCKS                                                       1,834,288,479
                                                                         ---------------

COMMERCIAL PAPER (3.9%)

----------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (2.8%)
Countrywide Home Loans, 1.07%, 11/03/03. . . . . . .  $      37,442,000      37,439,775
Countrywide Home Loans, 1.08%, 11/06/03. . . . . . .         15,217,000      15,214,717
                                                                         ---------------
                                                                             52,654,492
                                                                         ---------------

----------------------------------------------------------------------------------------
BANKS (1.1%)
UBS Finance, 1.04%, 11/03/03 . . . . . . . . . . . .         20,885,000      20,883,793
                                                                         ---------------

TOTAL COMMERCIAL PAPER                                                       73,538,285
                                                                         ---------------

MUTUAL  FUND  (0.8%)

Biotech HOLDRs Trust. . . . . . . . . . . . . . . .            125,183       16,117,311
                                                                         ---------------

TOTAL MUTUAL FUND                                                            16,117,311
                                                                         ---------------

SHORT-TERM  INVESTMENTS  PURCHASED  WITH  CASH  COLLATERAL
RECEIVED  FOR  SECURITIES  ON  LOAN  (1.3%)

REPURCHASE AGREEMENT (1.3%)
Nomura Securities, 1.07%, dated 10/31/03,
due 11/03/03, repurchase price $25,254,186
(Fully collateralized by U.S. Agency Securities) . .  $      25,251,934      25,251,934
                                                                         ---------------

TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH CASH
COLLATERAL RECEIVED FOR SECURITIES ON LOAN                                   25,251,934
                                                                         ---------------

TOTAL INVESTMENTS (COST $1,753,558,837) (A) - 102.3%                      1,949,196,009

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.3)%                              (44,601,457)
                                                                         ---------------

NET ASSETS - 100.0%                                                      $1,904,594,552
                                                                         ---------------
                                                                         ---------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American Depositary Receipt
DE   Germany
GB   United Kingdom
IL   Israel

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 19
--------------------------------------------------------------------------------

GARTMORE  MID  CAP  GROWTH  FUND

Class  A  Shares  symbol:  GMCAX
Class  B  Shares  symbol:  GCPBX
Class  C  Shares  symbol:  GCPCX
Class  R  Shares  symbol:  GMCRX
Institutional  Class  symbol:  GMCGX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 34.89%* versus 39.31% for its benchmark, the Russell Midcap Growth Index.

For broader comparison, the average return for this Fund's peer category (Mid-Cap Growth Funds) was 30.87%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Mid-cap stocks soared during the period, with their performance boosted by a favorable market and economic environment. As compared to large-cap stocks, small- and mid-cap stocks tend to lead economic recoveries because the earnings momentum of these stocks is the strongest in the early part of an up-cycle. In addition, mid-cap stocks also gained from their more attractive valuations.

The Fund underperformed its benchmark, because the Fund held fewer cyclical stocks, which the market rewarded because of these stocks' leverage to the recovering economy. The Fund, therefore, began to add names that were more cyclical in nature in order to better balance the Fund's portfolio in relation to current economic trends.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE YEAR.

The Fund's top three holdings at the end of the period were L-3 Communications Holdings, Inc., Investors Financial Services Corp., and VERITAS Software Corp., evidence of the Fund's diversity and commitment to high-quality growth stocks. The Fund recently purchased shares of Ameritrade Holding Corp. in order to increase the Fund's exposure to improvements in the U.S. economy, and Dollar Tree Stores Inc., because the new store formats are helping to sustain the firm's long-term growth rates. In addition, the Fund sold its position in Brinker International Inc. after the casual dining company reported poor results, as well as Check Point Software Technologies because this stock reached its target price, at which time the Fund captured the stock's gains.

HOW  IS  THE  FUND  POSITIONED?

We remain positive on the market for 2004. Economic growth has been stronger than expected, and we believe earnings upside potential in equities will continue. The Fund is maintaining its focus on companies with strong earnings growth and has been rotating back into more conservative sectors, such as health care and services, in addition to more conservative technology stocks.

The equity markets are unlikely to see another massive run like the one they experienced during this reporting period. Thorny economic and geopolitical issues are emerging, such as the growing number of terrorist attacks worldwide, robust economic growth that brings with it no job growth, and the uncertainty of who will be the next U.S. President. Some sector rotation is bound to occur as investors attempt to protect their gains and search for growth.

PORTFOLIO  MANAGER:  Robert  D.  Glise,  CFA

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $1,909,782

OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

20 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

AGGREGATE  TOTAL  RETURN
(For  Period  Ended  October  31,  2003)

                              1 YR.   INCEPTION1
-------------------------------------------------
Class A2. . . . . .  w/o SC3  34.89%       35.03%
                     w/SC4    27.09%       27.84%
-------------------------------------------------
Class B2. . . . . .  w/o SC3  34.89%       35.03%
                     w/SC5    29.89%       31.42%
-------------------------------------------------
Class C2. . . . . .  w/o SC3  34.89%       35.03%
                     w/SC6    32.60%       33.79%
-------------------------------------------------
Class R2,7                    35.09%       35.21%
-------------------------------------------------
Institutional Class7          35.09%       35.21%
-------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance.

1    Fund commenced operations on October 1, 2002.
2 These returns included performance based on the Fund's Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.
3    These returns do not reflect the effects of sales charges (SC).
4    A 5.75% front-end sales charge was deducted.
5 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not subject to any sales charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        INSTITUTIONAL CLASS  RUSSELL MID CAP GROWTH   CPI
---------------------------------------------------------------
10/1/2002.               10,000                  10,000  10,000
10/31/2002               10,260                  10,775  10,017
10/31/2003               13,860                  15,009  10,268

Comparative performance of $10,000 invested in the Institutional Class shares the Gartmore Mid Cap Growth Fund, Russell Midcap Growth Index (Russell Midcap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The Russell Midcap Growth- an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $196 million to $8.7 billion as of December 31, 2002, gives a broad look at how the stock price of medium-size U.S. companies have performed.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2003 ANNUAL REPORT 21
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  MID  CAP  GROWTH  FUND

COMMON  STOCKS  (92.0%)

                                                     SHARES OR
                                                  PRINCIPAL AMOUNT   VALUE
----------------------------------------------------------------------------

AIRLINES (1.1%)
Ryanair Holdings PLC - SP ADR - IE (b) . . . . .               400  $ 20,600
                                                                    --------

----------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (1.3%)
American Axle & Manufacturing Holdings, Inc. (b)               700    24,220
                                                                    --------

----------------------------------------------------------------------------
BANKS (4.1%)
First Tennessee National Corp. . . . . . . . . .               500    22,680
New York Community Bancorp, Inc. . . . . . . . .               700    25,340
Zions Bancorp. . . . . . . . . . . . . . . . . .               500    30,645
                                                                    --------
                                                                      78,665
                                                                    --------

----------------------------------------------------------------------------
BIOTECHNOLOGY (1.1%)
Gilead Sciences, Inc. (b). . . . . . . . . . . .               400    21,832
                                                                    --------

----------------------------------------------------------------------------
BUSINESS SERVICES (1.2%)
Manpower, Inc. . . . . . . . . . . . . . . . . .               500    23,200
                                                                    --------

----------------------------------------------------------------------------
COMMERCIAL SERVICES (3.8%)
Alliance Data Systems Corp. (b). . . . . . . . .               900    25,002
Tetra Technology, Inc. (b) . . . . . . . . . . .             1,500    33,720
Weight Watchers International, Inc. (b). . . . .               400    14,760
                                                                    --------
                                                                      73,482
                                                                    --------

----------------------------------------------------------------------------
COMMUNICATION EQUIPMENT (2.7%)
L-3 Communications Holdings, Inc. (b). . . . . .             1,100    51,414
                                                                    --------

----------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (14.5%)
Affiliated Computer Services, Inc. (b) . . . . .               400    19,572
Business Objectives SA ADR - FR (b). . . . . . .               600    19,716
Citrix Systems, Inc. (b) . . . . . . . . . . . .               900    22,752
Electronic Arts, Inc. (b). . . . . . . . . . . .               200    19,808
Factset Research Systems, Inc. . . . . . . . . .               500    21,820
Fiserv, Inc. (b) . . . . . . . . . . . . . . . .               700    24,724
Intuit, Inc. (b) . . . . . . . . . . . . . . . .               400    19,992
Mercury Interactive Corp. (b). . . . . . . . . .               400    18,576
Network Appliance, Inc. (b). . . . . . . . . . .             1,100    27,148
Renaissance Learning, Inc. (b) . . . . . . . . .               600    15,096
SanDisk Corp. (b). . . . . . . . . . . . . . . .               400    32,240
VERITAS Software Corp. (b) . . . . . . . . . . .             1,100    39,766
                                                                    --------
                                                                     281,210
                                                                    --------

----------------------------------------------------------------------------
CONSTRUCTION (1.9%)
Horton (D.R.), Inc.. . . . . . . . . . . . . . .               900    35,820
                                                                    --------

----------------------------------------------------------------------------
CONSUMER PRODUCTS (4.7%)
Apollo Group, Inc. (b) . . . . . . . . . . . . .               300    19,059
Choicepoint, Inc. (b). . . . . . . . . . . . . .               400    14,016
Church & Dwight, Inc.. . . . . . . . . . . . . .               500    18,635
Education Management Corp. (b) . . . . . . . . .               500    31,590
Mohawk Industries Co. (b). . . . . . . . . . . .               100     7,412
                                                                    --------
                                                                      90,712
                                                                    --------

----------------------------------------------------------------------------
CONTAINERS (1.5%)
Ball Corp. . . . . . . . . . . . . . . . . . . .               500    28,100
                                                                    --------

----------------------------------------------------------------------------
ELECTRIC COMPANIES (1.0%)
American Power Conversion Corp. (b). . . . . . .               700    14,161
Calpine Corp. (b). . . . . . . . . . . . . . . .             1,300     5,993
                                                                    --------
                                                                      20,154
                                                                    --------

----------------------------------------------------------------------------
ELECTRONICS (0.2%)
Microchip Technology, Inc. . . . . . . . . . . .               100     3,271
                                                                    --------

----------------------------------------------------------------------------
FINANCIAL SERVICES (6.0%)
Ameritrade Holdings Corp. (b). . . . . . . . . .             1,700    23,188
Countrywide Credit Industries, Inc.. . . . . . .               300    31,536
Investors Financial Services Corp. . . . . . . .             1,100    38,863
New Century Financial. . . . . . . . . . . . . .               600    22,248
                                                                    --------
                                                                     115,835
                                                                    --------

----------------------------------------------------------------------------
FOOD & BEVERAGE (1.1%)
Constellation Brands, Inc. (b) . . . . . . . . .               700    21,959
                                                                    --------

----------------------------------------------------------------------------
GAMING & LEISURE (2.6%)
International Game Technology (b). . . . . . . .               800    26,200
Penn National Gaming, Inc. (b) . . . . . . . . .             1,000    23,690
                                                                    --------
                                                                      49,890
                                                                    --------

----------------------------------------------------------------------------
HEALTHCARE (4.9%)
Express Scripts, Inc. (b). . . . . . . . . . . .               300    16,476
Lincare Holdings, Inc. (b) . . . . . . . . . . .               500    19,470
Omnicare, Inc. . . . . . . . . . . . . . . . . .               800    30,672
Universal Health Services, Inc. (b). . . . . . .               600    28,230
                                                                    --------
                                                                      94,848
                                                                    --------

----------------------------------------------------------------------------
INSURANCE (3.8%)
ACE Ltd. . . . . . . . . . . . . . . . . . . . .               600    21,600
Brown & Brown, Inc.. . . . . . . . . . . . . . .               600    18,270
Everest Re Group Ltd.. . . . . . . . . . . . . .               400    33,180
                                                                    --------
                                                                      73,050
                                                                    --------

----------------------------------------------------------------------------
MEDICAL - DRUGS (3.2%)
AmerisourceBergen Corp.. . . . . . . . . . . . .               400    22,708
MedImmune, Inc. (b). . . . . . . . . . . . . . .               400    10,664
Teva Pharmaceutical Industries Ltd. ADR - IL . .               500    28,445
                                                                    --------
                                                                      61,817
                                                                    --------

----------------------------------------------------------------------------
MEDICAL PRODUCTS (3.5%)
Biosite Diagnostics (b). . . . . . . . . . . . .               100     2,580
ResMed, Inc. (b) . . . . . . . . . . . . . . . .               700    29,239
Steris Corp. (b) . . . . . . . . . . . . . . . .               700    14,574
Techne Corp. (b) . . . . . . . . . . . . . . . .               600    20,898
                                                                    --------
                                                                      67,291
                                                                    --------

22 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                 PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------

MINING (1.4%)
Newmont Mining Corp.. . . . . . . . . . . . . .                600  $   26,268
                                                                    ----------

------------------------------------------------------------------------------
OIL & GAS (5.4%)
B.J. Services Co. (b) . . . . . . . . . . . . .                400      13,124
EOG Resources, Inc. . . . . . . . . . . . . . .                500      21,070
Kinder Morgan, Inc. . . . . . . . . . . . . . .                400      21,420
Patterson-UTI Energy, Inc. (b). . . . . . . . .                700      20,013
XTO Energy, Inc.. . . . . . . . . . . . . . . .              1,166      27,599
                                                                    ----------
                                                                       103,226
                                                                    ----------

------------------------------------------------------------------------------
RENTAL - AUTO & EQUIPMENT (0.6%)
Rent-A-Center, Inc. (b) . . . . . . . . . . . .                400      12,504
                                                                    ----------

------------------------------------------------------------------------------
RETAIL (6.8%)
Coach, Inc. (b) . . . . . . . . . . . . . . . .                800      28,376
Dollar Tree Stores, Inc. (b). . . . . . . . . .                600      22,908
Regis Corp. . . . . . . . . . . . . . . . . . .                600      22,812
Staples, Inc. (b) . . . . . . . . . . . . . . .              1,400      37,548
Williams Sonoma, Inc. (b) . . . . . . . . . . .                600      21,198
                                                                    ----------
                                                                       132,842
                                                                    ----------

------------------------------------------------------------------------------
SCIENTIFIC & TECHNICAL INSTRUMENTS (1.8%)
Waters Corp. (b). . . . . . . . . . . . . . . .              1,100      34,573
                                                                    ----------

------------------------------------------------------------------------------
SECURITY & COMMODITY EXCHANGES (1.1%)
Chicago Mercantile Exchange . . . . . . . . . .                300      20,385
                                                                    ----------

------------------------------------------------------------------------------
SEMICONDUCTORS (3.6%)
KLA-Tencor Corp. (b). . . . . . . . . . . . . .                300      17,199
Marvel Technology Group Ltd. (b). . . . . . . .                800      35,096
QLogic Corp. (b). . . . . . . . . . . . . . . .                300      16,815
                                                                    ----------
                                                                        69,110
                                                                    ----------

------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.7%)
ADC Telecommunications, Inc. (b). . . . . . . .              7,700      19,635
Amdocs Ltd. (b) . . . . . . . . . . . . . . . .              1,500      32,190
CenturyTel, Inc.. . . . . . . . . . . . . . . .                700      25,025
Comverse Technology, Inc. (b) . . . . . . . . .              1,800      32,472
                                                                    ----------
                                                                       109,322
                                                                    ----------

------------------------------------------------------------------------------
WASTE DISPOSAL (1.4%)
Stericycle, Inc. (b). . . . . . . . . . . . . .                600      27,708
                                                                    ----------

TOTAL COMMON STOCKS                                                  1,773,308
                                                                    ----------

REPURCHASE AGREEMENTS (7.1%)

------------------------------------------------------------------------------
CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $68,751
(Fully collateralized by AA Rated
Corporate Bonds). . . . . . . . . . . . . . . .  $          68,746  $   68,746
                                                                    ----------

Lehman Brothers, Inc., 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $12,732
(Fully collateralized by U.S.
Agency Securities). . . . . . . . . . . . . . .             12,731      12,731
                                                                    ----------

Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $55,001
(Fully collateralized by AA Rated
Corporate Bonds). . . . . . . . . . . . . . . .             54,997      54,997
                                                                    ----------

TOTAL REPURCHASE AGREEMENTS                                            136,474
                                                                    ----------

TOTAL INVESTMENTS (COST $1,549,506) (A) - 99.1%                      1,909,782

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%                            16,581
                                                                    ----------

NET ASSETS - 100.0%                                                 $1,926,363
                                                                    ----------
                                                                    ----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American Depositary Receipt
FR   France
IE   Ireland
IL   Israel

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 23
--------------------------------------------------------------------------------

STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2003

                                                                                                 GARTMORE
                                                    GARTMORE       GARTMORE       GARTMORE       MID CAP
                                                     GROWTH       LARGE CAP      NATIONWIDE       GROWTH
                                                      FUND        VALUE FUND        FUND           FUND
----------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $282,160,310;
22,401,380; $1,728,306,903
and $1,413,032; respectively) . . . . . . . . .  $ 318,732,794   $25,568,238   $1,923,944,075   $1,773,308
Repurchase agreements, at cost. . . . . . . . .              -       204,000                -      136,474
Investments purchased with cash collateral
received for securities on loan, at cost. . . .     17,370,322       950,025       25,251,934            -
                                               -----------------------------------------------------------
Total Investments . . . . . . . . . . . . . . .    336,103,116    26,722,263    1,949,196,009    1,909,782
                                               -----------------------------------------------------------
Cash. . . . . . . . . . . . . . . . . . . . . .            765             -               42            -
Interest and dividends receivable . . . . . . .        181,137        45,199        2,346,158          309
Receivable for capital shares issued. . . . . .              -             -                -        6,446
Receivable for investments sold . . . . . . . .     15,132,209             -       15,943,557       25,802
Receivable from adviser . . . . . . . . . . . .              -         1,189                -        8,687
Prepaid expenses and other assets . . . . . . .         17,619        15,301           32,079       25,516
                                               -----------------------------------------------------------
Total Assets. . . . . . . . . . . . . . . . . .    351,434,846    26,783,952    1,967,517,845    1,976,542
                                               -----------------------------------------------------------
LIABILITIES:
Payable for investments purchased . . . . . . .     12,313,733             -       35,798,911       48,095
Payable for capital shares redeemed . . . . . .              -             -            1,367            -
Payable for return of collateral received
for securities on loan. . . . . . . . . . . . .     17,370,322       950,025       25,251,934            -
Accrued expenses and other payables
Investment advisory fees. . . . . . . . . . . .        159,961        16,108          902,448        1,146
Fund administration and transfer agent fees . .        128,646         4,922          405,842          654
Distribution fees . . . . . . . . . . . . . . .          4,783         5,994          148,897          103
Administrative servicing fees . . . . . . . . .          6,120         2,913           85,977            -
Other . . . . . . . . . . . . . . . . . . . . .         79,236         3,598          327,917          181
                                               -----------------------------------------------------------
Total Liabilities . . . . . . . . . . . . . . .     30,062,801       983,560       62,923,293       50,179
                                               -----------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . . .  $ 321,372,045   $25,800,392   $1,904,594,552   $1,926,363
                                               -----------------------------------------------------------
                                               -----------------------------------------------------------
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . . . .  $ 589,551,492   $25,959,088   $1,904,112,621   $1,483,740
Accumulated net investment income (loss). . . .        110,446        17,865        1,308,957            -
Accumulated net realized gains (losses) on
investment transactions . . . . . . . . . . . .   (304,862,377)   (3,343,419)    (196,464,198)      82,347
Net unrealized appreciation (depreciation) on
investments . . . . . . . . . . . . . . . . . .     36,572,484     3,166,858      195,637,172      360,276
                                               -----------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . . .  $ 321,372,045   $25,800,392   $1,904,594,552   $1,926,363
                                               -----------------------------------------------------------
                                               -----------------------------------------------------------

See  notes  to  financial  statements.

24 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                              GARTMORE                      GARTMORE
                                                               LARGE                           MID
                                               GARTMORE         CAP          GARTMORE          CAP
                                                GROWTH         VALUE        NATIONWIDE       GROWTH
                                                 FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . .  $  6,529,505   $24,799,967   $  571,918,142   $  521,650
Class B Shares. . . . . . . . . . . . . . .     3,980,450       750,944       35,563,879       18,323
Class C Shares. . . . . . . . . . . . . . .       100,889       248,442          713,512        1,051
Class D Shares. . . . . . . . . . . . . . .   235,758,081             -    1,240,520,167            -
Class R Shares. . . . . . . . . . . . . . .         1,041         1,039            1,037        1,060
Institutional Service Class Shares. . . . .    75,002,079             -       55,877,815            -
Institutional Class Shares. . . . . . . . .             -             -                -    1,384,279
                                           -----------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . .  $321,372,045   $25,800,392   $1,904,594,552   $1,926,363
                                           -----------------------------------------------------------
                                           -----------------------------------------------------------
SHARES OUTSTANDING (unlimited
number of shares authorized):
Class A Shares. . . . . . . . . . . . . . .     1,102,058     2,374,796       31,636,995       37,697
Class B Shares. . . . . . . . . . . . . . .       722,782        72,874        2,014,859        1,324
Class C Shares. . . . . . . . . . . . . . .        18,304        24,157           40,433           76
Class D Shares. . . . . . . . . . . . . . .    39,300,428             -       69,063,184            -
Class R Shares. . . . . . . . . . . . . . .           174           101               58           76
Institutional Service Class Shares. . . . .    12,480,597             -        3,111,477            -
Institutional Class Shares. . . . . . . . .             -             -                -       99,848
                                           -----------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . .    53,624,343     2,471,928      105,867,006      139,021
                                           -----------------------------------------------------------
                                           -----------------------------------------------------------
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . . .  $       5.92   $     10.44   $        18.08   $    13.84
Class B Shares (a). . . . . . . . . . . . .  $       5.51   $     10.30   $        17.65   $    13.84
Class C Shares (b). . . . . . . . . . . . .  $       5.51   $     10.28   $        17.65   $    13.84
Class D Shares. . . . . . . . . . . . . . .  $       6.00   $         -   $        17.96   $        -
Class R Shares. . . . . . . . . . . . . . .  $       6.00   $     10.31   $        17.95   $    13.86
Institutional Service Class Shares. . . . .  $       6.01   $         -   $        17.96   $        -
Institutional Class Shares. . . . . . . . .  $          -   $         -   $            -   $    13.86
MAXIMUM OFFERING PRICE PER SHARE
(100%/(100%-maximum sales charge) of net
asset value adjusted to the nearest cent):

Class A Shares. . . . . . . . . . . . . . .  $       6.28   $     11.08   $        19.18   $    14.68
Class C Shares. . . . . . . . . . . . . . .  $       5.57   $     10.38   $        17.83   $    13.98
Class D Shares. . . . . . . . . . . . . . .  $       6.28   $         -   $        18.81   $        -
                                           -----------------------------------------------------------
Maximum Sales Charge - Class A Shares . . .          5.75%         5.75%            5.75%        5.75%
                                           -----------------------------------------------------------
                                           -----------------------------------------------------------
Maximum Sales Charge - Class C Shares . . .          1.00%         1.00%            1.00%        1.00%
                                           -----------------------------------------------------------
                                           -----------------------------------------------------------
Maximum Sales Charge - Class D Shares . . .          4.50%            -             4.50%           -
                                           -----------------------------------------------------------
                                           -----------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by the length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 25
--------------------------------------------------------------------------------

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2003

                                               GARTMORE                   GARTMORE
                                                LARGE                       MID
                                 GARTMORE        CAP         GARTMORE       CAP
                                  GROWTH        VALUE       NATIONWIDE     GROWTH
                                   FUND          FUND          FUND         FUND
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income. . . . . . . .  $    16,851  $     2,388   $    316,086  $     489
Dividend income. . . . . . . .    2,566,104      612,157     28,171,576      4,519
                              -----------------------------------------------------
Total Income . . . . . . . . .    2,582,955      614,545     28,487,662      5,008
                              -----------------------------------------------------
EXPENSES:
Investment advisory fees . . .    1,693,394      187,885      9,360,373      9,625
Fund administration and
transfer agent fees. . . . . .      496,221       40,705      2,830,319     12,660
Distribution fees Class A. . .       14,085       60,732      1,058,581        307
Distribution fees Class B. . .       34,456        6,186        321,225         10
Distribution fees Class C. . .          752        1,397          3,939          2
Administrative servicing
fees Class A . . . . . . . . .        1,788       34,710        382,545          -
Administrative servicing
fees Class D . . . . . . . . .       28,176            -        610,856          -
Professional fees. . . . . . .       30,683        2,566        174,614      5,601
Registration and filing fees .       40,490       31,198        118,063     42,597
Printing . . . . . . . . . . .       67,052        1,278        201,114      5,533
Other. . . . . . . . . . . . .       65,412        7,071        365,610      1,581
                              -----------------------------------------------------
Total expenses before
reimbursed expenses. . . . . .    2,472,509      373,728     15,427,239     77,916
Expenses reimbursed. . . . . .            -      (20,198)             -    (62,838)
                              -----------------------------------------------------
Total Expenses . . . . . . . .    2,472,509      353,530     15,427,239     15,078
                              -----------------------------------------------------
NET INVESTMENT INCOME (LOSS) .      110,446      261,015     13,060,423    (10,070)
                              -----------------------------------------------------
REALIZED/UNREALIZED GAINS
(LOSSES) FROM INVESTMENTS:
Net realized gains (losses)
on investment transactions. .    25,154,854   (2,038,274)    10,166,152    104,565
Net change in unrealized
appreciation/depreciation on
investments. . . . . . . . . .   40,500,365    6,270,849    298,209,582    320,490
                              -----------------------------------------------------
Net realized/unrealized gains
(losses) on investments. . . .   65,655,219    4,232,575    308,375,734    425,055
                              -----------------------------------------------------
CHANGE IN NET ASSETS
RESULTING FROM
OPERATIONS . . . . . . . . . .  $65,765,665  $ 4,493,590   $321,436,157  $ 414,985
                              -----------------------------------------------------
                              -----------------------------------------------------

See  notes  to  financial  statements.

26 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENTS  OF  CHANGES  IN  NET  ASSETS

                                             GARTMORE GROWTH FUND      GARTMORE LARGE CAP VALUE FUND
                                       -------------------------------------------------------------
                                             YEAR            YEAR           YEAR           YEAR
                                             ENDED          ENDED           ENDED          ENDED
                                          OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                             2003            2002           2003           2002
----------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). . . . . .  $    110,446   $    (411,311)  $    261,015   $    217,993
Net realized gains (losses) on
investment transactions . . . . . . . .    25,154,854     (72,904,296)    (2,038,274)    (1,094,117)
Net change in unrealized appreciation/
depreciation on investments . . . . . .    40,500,365       4,862,766      6,270,849     (1,196,437)
                                       -------------------------------------------------------------
Change in net assets resulting
from operations . . . . . . . . . . . .    65,765,665     (68,452,841)     4,493,590     (2,072,561)
                                       -------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .             -               -       (261,300)      (226,935)
Net realized gains on investments . . .             -               -              -     (1,135,583)

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .             -               -         (3,027)        (1,498)
Net realized gains on investments . . .             -               -              -        (22,528)

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .             -               -           (718)          (230)
Net realized gains on investments . . .             -               -              -         (2,825)

DISTRIBUTIONS TO INSTITUTIONAL
SERVICES CLASS SHAREHOLDERS
FROM:
Net realized gains on investments . . .             -               -              -         (4) (a)
                                       -------------------------------------------------------------
Change in net assets from
shareholder distributions . . . . . . .             -               -       (265,045)    (1,389,603)
                                       -------------------------------------------------------------
Change in net assets from
capital transactions. . . . . . . . . .   (19,236,117)    (52,215,855)    (2,665,650)      (778,225)
                                       -------------------------------------------------------------
Change in net assets. . . . . . . . . .    46,529,548    (120,668,696)     1,562,895     (4,240,389)

NET ASSETS:
Beginning of period . . . . . . . . . .   274,842,497     395,511,193     24,237,497     28,477,886
                                       -------------------------------------------------------------
End of period . . . . . . . . . . . . .  $321,372,045   $ 274,842,497   $ 25,800,392   $ 24,237,497
                                       -------------------------------------------------------------
                                       -------------------------------------------------------------

(a) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 27
--------------------------------------------------------------------------------

STATEMENT  OF  CHANGES  IN  NET  ASSETS

                                                   GARTMORE  NATIONWIDE              GARTMORE  MID  CAP
                                                       GROWTH  FUND                         FUND
                                            ----------------------------------------------------------------
                                                   YEAR             YEAR            YEAR          PERIOD
                                                   ENDED            ENDED           ENDED          ENDED
                                                OCTOBER 31,      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                   2003             2002            2003           2002 (A)
------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss) . . . . . . . .  $   13,060,423   $   12,215,485   $    (10,070)  $       (571)
Net realized gains (losses) on
investment transactions. . . . . . . . . . .      10,166,152      (88,487,948)       104,565        (13,052)
Net change in unrealized appreciation/
depreciation on investments. . . . . . . . .     298,209,582     (105,116,094)       320,490         39,786
                                            ----------------------------------------------------------------
Change in net assets resulting
from operations. . . . . . . . . . . . . . .     321,436,157     (181,388,557)       414,985         26,163
                                            ----------------------------------------------------------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . .      (2,254,451)      (1,461,372)             -              -

DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . .         (20,408)            (698)             -              -

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . .            (165)             (15)             -              -

DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . .      (9,557,017)     (10,028,891)             -              -

DISTRIBUTIONS TO INSTITUTIONAL
SERVICES CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . .        (446,348)    (329,908) (b)             -              -
                                            ----------------------------------------------------------------
Change in net assets from
shareholder distributions. . . . . . . . . .     (12,278,389)     (11,820,884)             -              -
                                            ----------------------------------------------------------------
Change in net assets from
capital transactions . . . . . . . . . . . .      27,837,495      116,935,564        485,215      1,000,000
                                            ----------------------------------------------------------------
Change in net assets . . . . . . . . . . . .     336,995,263      (76,273,877)       900,200      1,026,163

NET ASSETS:
Beginning of period. . . . . . . . . . . . .   1,567,599,289    1,643,873,166      1,026,163              -
                                            ----------------------------------------------------------------
End of period. . . . . . . . . . . . . . . .  $1,904,594,552   $1,567,599,289   $  1,926,363   $  1,026,163
                                            ----------------------------------------------------------------
                                            ----------------------------------------------------------------

(a) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(b) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.

28 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding

GARTMORE  GROWTH  FUND

                                                        INVESTMENT
                                                        ACTIVITIES                          DISTRIBUTIONS
                            -----------------------------------------------------------------------------------------------------
                                                           NET
                                                         REALIZED
                                 NET                       AND                                                              NET
                                ASSET                   UNREALIZED                                                         ASSET
                                VALUE,                    GAINS         TOTAL                                             VALUE,
                              BEGINNING       NET        (LOSSES)       FROM          NET         NET                       END
                                  OF      INVESTMENT        ON       INVESTMENT   INVESTMENT   REALIZED       TOTAL         OF
                                PERIOD      INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS   PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . . . . . .  $    16.02        0.01          2.64         2.65        (0.01)     (0.31)          (0.32)  $ 18.35
Year Ended
October 31, 2000 . . . . . .  $    18.35       (0.08)        (0.84)       (0.92)           -      (2.44)          (2.44)  $ 14.99
Year Ended
October 31, 2001 . . . . . .  $    14.99       (0.05)        (5.85)       (5.90)           -      (3.20)          (3.20)  $  5.89
Year Ended
October 31, 2002 . . . . . .  $     5.89       (0.02)        (1.13)       (1.15)           -          -               -   $  4.74
Year Ended
October 31, 2003 . . . . . .  $     4.74       (0.01)         1.19         1.18            -          -               -   $  5.92

CLASS B SHARES
Year Ended
October 31, 1999 . . . . . .  $    15.98       (0.06)         2.59         2.53            -      (0.31)          (0.31)  $ 18.20
Year Ended
October 31, 2000 . . . . . .  $    18.20       (0.15)        (0.90)       (1.05)           -      (2.44)          (2.44)  $ 14.71
Year Ended
October 31, 2001 . . . . . .  $    14.71       (0.10)        (5.87)       (5.97)           -      (3.20)          (3.20)  $  5.54
Year Ended
October 31, 2002 . . . . . .  $     5.54       (0.06)        (1.04)       (1.10)           -          -               -   $  4.44
Year Ended
October 31, 2003 . . . . . .  $     4.44       (0.04)         1.11         1.07            -          -               -   $  5.51

CLASS C SHARES
Period Ended
October 31, 2001 (d) . . . .  $     7.11       (0.03)        (1.53)       (1.56)           -          -               -   $  5.55
Year Ended
October 31, 2002 . . . . . .  $     5.55       (0.06)        (1.05)       (1.11)           -          -               -   $  4.44
Year Ended
October 31, 2003 . . . . . .  $     4.44       (0.04)         1.11         1.07            -          -               -   $  5.51

CLASS D SHARES
Year Ended
October 31, 1999 . . . . . .  $    16.02        0.03          2.65         2.68        (0.03)     (0.31)          (0.34)  $ 18.36
Year Ended
October 31, 2000 . . . . . .  $    18.36       (0.05)        (0.84)       (0.89)           -      (2.44)          (2.44)  $ 15.03
Year Ended
October 31, 2001 . . . . . .  $    15.03       (0.03)        (5.86)       (5.89)           -      (3.20)          (3.20)  $  5.94
Year Ended
October 31, 2002 . . . . . .  $     5.94       (0.01)        (1.14)       (1.15)           -          -               -   $  4.79
Year Ended
October 31, 2003 . . . . . .  $     4.79           -          1.21         1.21            -          -               -   $  6.00

CLASS R SHARES
Period Ended
October 31, 2003 (e) . . . .  $     5.76       (0.01)         0.25         0.24            -          -               -   $  6.00

INSTITUTIONAL SERVICE CLASS
SHARES
Period Ended
October 31, 2002 (f) . . . .  $     6.59       (0.01)        (1.79)       (1.80)           -          -               -   $  4.79
Year Ended
October 31, 2003 . . . . . .  $     4.79           -          1.22         1.22            -          -               -   $  6.01
---------------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS / SUPPLEMENTAL DATA
                          ----------------------------------------------------------------------------------------------------
                                                                                                           RATIO
                                                                                                            OF
                                                                                                            NET
                                                                                              RATIO     INVESTMENT
                                                                                 RATIO         OF         INCOME
                                                                                  OF        EXPENSES      (LOSS)
                                                                                  NET        (PRIOR       (PRIOR
                                                                     RATIO    INVESTMENT       TO           TO
                                                         NET          OF        INCOME     REIMBURSE-   REIMBURSE-
                                                       ASSETS      EXPENSES     (LOSS)       MENTS)       MENTS)
                                                         AT           TO          TO           TO           TO
                                                         END        AVERAGE     AVERAGE      AVERAGE      AVERAGE
                                  TOTAL                  OF           NET         NET          NET          NET       PORTFOLIO
                                RETURN(A)           PERIOD(000S)    ASSETS      ASSETS      ASSETS(B)    ASSETS(B)   TURNOVER(C)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . . . . . .     16.85%           $      7,654       1.04%      (0.02%)          (i)          (i)       35.18%
Year Ended
October 31, 2000 . . . . . .    (6.43%)           $      9,234       1.04%      (0.52%)          (i)          (i)      163.52%
Year Ended
October 31, 2001 . . . . . .   (47.33%)           $      5,268       1.33%      (0.60%)          (i)          (i)      210.72%
Year Ended
October 31, 2002 . . . . . .   (19.52%)           $      4,828       1.17%      (0.34%)          (i)          (i)      241.95%
Year Ended
October 31, 2003 . . . . . .     24.89%           $      6,529       1.13%      (0.22%)          (i)          (i)      281.63%

CLASS B SHARES
Year Ended
October 31, 1999 . . . . . .     16.12%           $      6,210       1.79%      (0.76%)          (i)          (i)       35.18%
Year Ended
October 31, 2000 . . . . . .    (7.30%)           $      8,180       1.80%      (1.28%)          (i)          (i)      163.52%
Year Ended
October 31, 2001 . . . . . .   (49.10%)           $      4,288       2.12%      (1.36%)          (i)          (i)      210.72%
Year Ended
October 31, 2002 . . . . . .   (19.86%)           $      3,299       1.90%      (1.08%)          (i)          (i)      241.95%
Year Ended
October 31, 2003 . . . . . .     24.10%           $      3,980       1.84%      (0.93%)          (i)          (i)      281.63%

CLASS C SHARES
Period Ended
October 31, 2001 (d) . . . .   (21.94%)  (g)      $         58   2.27% (h)  (1.41%) (h)          (i)          (i)      210.72%
Year Ended
October 31, 2002 . . . . . .   (20.00%)           $         52       1.90%      (1.08%)          (i)          (i)      241.95%
Year Ended
October 31, 2003 . . . . . .     24.10%           $        101       1.84%      (0.95%)          (i)          (i)      281.63%

CLASS D SHARES
Year Ended
October 31, 1999 . . . . . .     17.07%          $   1,014,687       0.80%       0.19%           (i)          (i)       35.18%
Year Ended
October 31, 2000 . . . . . .    (6.23%)           $    834,816       0.83%      (0.30%)          (i)          (i)      163.52%
Year Ended
October 31, 2001 . . . . . .   (47.07%)           $    385,898       1.10%      (0.38%)          (i)          (i)      210.72%
Year Ended
October 31, 2002 . . . . . .   (19.36%)           $    207,357       0.93%      (0.10%)          (i)          (i)      241.95%
Year Ended
October 31, 2003 . . . . . .     25.26%           $    235,758       0.86%        0.05%          (i)          (i)      281.63%

CLASS R SHARES
Period Ended
October 31, 2003 (e) . . . .      4.17%  (g)      $          1       1.42% (h)   (0.76%) (h)   1.52% (h)  (0.86%) (h)  281.63%

INSTITUTIONAL SERVICE CLASS
SHARES
Period Ended
October 31, 2002 (f) . . . .   (27.31%)  (g)      $     59,307       0.88% (h)   (0.11%) (h)     (i)          (i)      241.95%
Year Ended
October 31, 2003 . . . . . .     25.47%           $     75,002       0.84%        0.06%          (i)          (i)      281.63%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(g)  Not annualized.
(h)  Annualized.
(i)  There were no fee reductions during the period.

See notes to financial statements.

                                                           2003 ANNUAL REPORT 29
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding

GARTMORE  LARGE  CAP  VALUE  FUND

                                                  INVESTMENT
                                                  ACTIVITIES                          DISTRIBUTIONS
                      -----------------------------------------------------------------------------------------------------
                                                     NET
                                                   REALIZED
                           NET                       AND                                                              NET
                          ASSET         NET       UNREALIZED      TOTAL                                              ASSET
                          VALUE,    INVESTMENT      GAINS         FROM          NET         NET                     VALUE,
                        BEGINNING     INCOME     (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL       END OF
                        OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS   PERIOD
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 1999 (d) .  $    10.00        0.07          0.32         0.39        (0.07)         -           (0.07)  $ 10.32
Year Ended
October 31, 2000 . . .  $    10.32        0.15          0.67         0.82        (0.14)     (0.04)          (0.18)  $ 10.96
Year Ended
October 31, 2001 . . .  $    10.96        0.10         (0.98)       (0.88)       (0.10)         -           (0.10)  $  9.98
Year Ended
October 31, 2002 . . .  $     9.98        0.08         (0.82)       (0.74)       (0.08)     (0.41)          (0.49)  $  8.75
Year Ended
October 31, 2003 . . .  $     8.75        0.10          1.69         1.79        (0.10)         -           (0.10)  $ 10.44

CLASS B SHARES
Period Ended
October 31, 1999 (d) .  $    10.00       (0.02)         0.27         0.25        (0.01)         -           (0.01)  $ 10.24
Year Ended
October 31, 2000 . . .  $    10.24        0.07          0.68         0.75        (0.11)     (0.04)          (0.15)  $ 10.84
Year Ended
October 31, 2001 (e) .  $    10.84        0.02         (0.98)       (0.96)       (0.02)         -           (0.02)  $  9.86
Year Ended
October 31, 2002 . . .  $     9.86        0.01         (0.80)       (0.79)       (0.02)     (0.41)          (0.43)  $  8.64
Year Ended
October 31, 2003 . . .  $     8.64        0.03          1.67         1.70        (0.04)         -           (0.04)  $ 10.30

CLASS C SHARES
Period Ended
October 31, 2001 (f) .  $    11.21        0.02         (1.34)       (1.32)       (0.04)         -           (0.04)  $  9.85
Year Ended
October 31, 2002 . . .  $     9.85        0.01         (0.79)       (0.78)       (0.03)     (0.41)          (0.44)  $  8.63
Year Ended
October 31, 2003 . . .  $     8.63        0.04          1.66         1.70        (0.05)         -           (0.05)  $ 10.28

CLASS R SHARES
Period Ended
October 31, 2003 (g) .  $     9.92           -          0.39         0.39            -          -               -   $ 10.31

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 1999 (d) .  $    10.00        0.08          0.33         0.41        (0.06)         -           (0.06)  $ 10.35
Year Ended
October 31, 2000 . . .  $    10.35        0.16          0.67         0.83        (0.16)     (0.04)          (0.20)  $ 10.98
Year Ended
October 31, 2001 . . .  $    10.98        0.12         (0.98)       (0.86)       (0.09)         -           (0.09)  $ 10.03
Period Ended
October 31, 2002 (h) .  $    10.03        0.06          1.04         1.10        (0.03)     (0.41)          (0.44)  $ 10.69
---------------------------------------------------------------------------------------------------------------------------

                                                            RATIOS / SUPPLEMENTAL DATA
                      -------------------------------------------------------------------------------------------------
                                                                                                RATIO
                                                                                                OF NET
                                                                                              INVESTMENT
                                                                      RATIO      RATIO OF       INCOME
                                                                     OF NET      EXPENSES       (LOSS)
                                             NET       RATIO OF    INVESTMENT    (PRIOR TO    (PRIOR TO
                                           ASSETS      EXPENSES      INCOME      REIMBURSE-   REIMBURSE-
                                          AT END OF   TO AVERAGE    (LOSS) TO    MENTS) TO    MENTS) TO
                          TOTAL            PERIOD         NET        AVERAGE    AVERAGE NET  AVERAGE NET    PORTFOLIO
                        RETURN (A)         (000S)       ASSETS     NET ASSETS   ASSETS (B)    ASSETS (B)   TURNOVER (C)
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 1999 (d) .       3.86%  (i)  $    25,883    1.15% (j)    0.85% (j)    1.87% (j)     0.13% (j)       120.94%
Year Ended
October 31, 2000 . . .       8.09%       $    30,726        1.15%        1.47%        1.77%         0.85%        88.41%
Year Ended
October 31, 2001 . . .     (8.07%)       $    27,824        1.15%        0.96%        1.64%         0.47%       156.09%
Year Ended
October 31, 2002 . . .     (7.98%)       $    23,581        1.36%        0.81%        1.48%         0.69%        91.03%
Year Ended
October 31, 2003 . . .      20.57%       $    24,800        1.39%        1.06%        1.47%         0.98%        77.28%

CLASS B SHARES
Period Ended
October 31, 1999 (d) .       2.50%  (i)  $       155    1.90% (j)    0.13% (j)    5.34% (j)   (3.31%) (j)       120.94%
Year Ended
October 31, 2000 . . .       7.42%       $       408        1.90%        0.70%        3.56%       (0.96%)        88.41%
Year Ended
October 31, 2001 (e) .     (8.84%)       $       528        1.90%        0.21%        3.24%       (1.13%)       156.09%
Year Ended
October 31, 2002 . . .     (8.53%)       $       576        2.02%        0.14%        2.17%       (0.01%)        91.03%
Year Ended
October 31, 2003 . . .      19.80%       $       751        2.00%        0.43%        2.08%         0.35%        77.28%

CLASS C SHARES
Period Ended
October 31, 2001 (f) .    (11.82%)  (i)  $        58    1.90% (j)    0.11% (j)    3.94% (j)   (1.93%) (j)       156.09%
Year Ended
October 31, 2002 . . .     (8.50%)       $        80        2.03%        0.13%        2.15%         0.01%        91.03%
Year Ended
October 31, 2003 . . .      19.77%       $       248        2.00%        0.38%        2.08%         0.30%        77.28%

CLASS R SHARES
Period Ended
October 31, 2003 (g)         3.93%  (i)  $         1    1.60% (j)    0.48% (j)     206% (j)     0.02% (j)        77.28%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 1999 (d) .       4.05%  (i)  $       755    1.00% (j)    0.77% (j)    4.21% (j)   (2.44%) (j)       120.94%
Year Ended
October 31, 2000 . . .       8.20%       $     1,645        1.00%        1.56%        1.64%         0.92%        88.41%
Year Ended
October 31, 2001 . . .     (7.86%)       $        68        1.00%        1.03%        1.44%         0.59%       156.09%
Period Ended
October 31, 2002 (h) .      11.26%       $         -        0.97%        1.62%        1.39%         1.20%        37.27%
-----------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
(i)  Not annualized.
(j)  Annualized.
See notes to financial statements.

30 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  NATIONWIDE  FUND

                                            INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                      -----------------------------------------------------------------------------------------------------
                                                     NET
                                                   REALIZED
                           NET                       AND                                                              NET
                          ASSET                   UNREALIZED      TOTAL                                              ASSET
                          VALUE,        NET         GAINS         FROM          NET         NET                     VALUE,
                        BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL       END OF
                        OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS   PERIOD
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . . .  $    30.30        0.17          2.84         3.01        (0.11)     (0.49)          (0.60)  $ 32.71
Year Ended
October 31, 2000 . . .  $    32.71        0.16          0.14         0.30        (0.17)     (2.04)          (2.21)  $ 30.80
Year Ended
October 31, 2001 . . .  $    30.80        0.08         (5.66)       (5.58)       (0.10)     (8.37)          (8.47)  $ 16.75
Year Ended
October 31, 2002 . . .  $    16.75        0.07         (1.68)       (1.61)       (0.08)         -           (0.08)  $ 15.06
Year Ended
October 31, 2003 . . .  $    15.06        0.09          3.02         3.11        (0.09)         -           (0.09)  $ 18.08

CLASS B SHARES
Year Ended
October 31, 1999 . . .  $    30.18       (0.03)         2.79         2.76            -      (0.49)          (0.49)  $ 32.45
Year Ended
October 31, 2000 . . .  $    32.45       (0.06)         0.13         0.07            -      (2.04)          (2.04)  $ 30.48
Year Ended
October 31, 2001 . . .  $    30.48       (0.06)        (5.65)       (5.71)           -      (8.37)          (8.37)  $ 16.40
Year Ended
October 31, 2002 . . .  $    16.40       (0.03)        (1.65)       (1.68)           -          -               -   $ 14.72
Year Ended
October 31, 2003 . . .  $    14.72           -          2.94         2.94        (0.01)         -           (0.01)  $ 17.65

CLASS C SHARES
Period Ended
October 31, 2001 (d) .  $    19.12       (0.03)        (2.68)       (2.71)       (0.01)         -           (0.01)  $ 16.40
Year Ended
October 31, 2002 . . .  $    16.40       (0.03)        (1.65)       (1.68)           -          -               -   $ 14.72
Year Ended
October 31, 2003 . . .  $    14.72       (0.01)         2.95         2.94        (0.01)         -           (0.01)  $ 17.65

CLASS D SHARES
Year Ended
October 31, 1999 . . .  $    30.26        0.25          2.82         3.07        (0.24)     (0.49)          (0.73)  $ 32.60
Year Ended
October 31, 2000 . . .  $    32.60        0.23          0.12         0.35        (0.24)     (2.04)          (2.28)  $ 30.67
Year Ended
October 31, 2001 . . .  $    30.67        0.13         (5.65)       (5.52)       (0.14)     (8.37)          (8.51)  $ 16.64
Year Ended
October 31, 2002 . . .  $    16.64        0.13         (1.69)       (1.56)       (0.12)         -           (0.12)  $ 14.96
Year Ended
October 31, 2003 . . .  $    14.96        0.13          3.00         3.13        (0.13)         -           (0.13)  $ 17.96

CLASS R SHARES
Period Ended
October 31, 2003 (e) .  $    17.32           -          0.63         0.63            -          -               -   $ 17.95

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2002 (f) .  $    18.18        0.11         (3.24)       (3.13)       (0.10)         -           (0.10)  $ 14.95
Year Ended
October 31, 2003 . . .  $    14.95        0.14          3.01         3.15        (0.14)         -           (0.14)  $ 17.96
---------------------------------------------------------------------------------------------------------------------------

                                                                        RATIOS  /  SUPPLEMENTAL  DATA
                      -----------------------------------------------------------------------------------------------------
                                                                                                     RATIO
                                                                                                    OF NET
                                                                                      RATIO OF    INVESTMENT
                                                                           RATIO      EXPENSES      INCOME
                                                                          OF NET      (PRIOR TO     (LOSS)
                                                     NET     RATIO OF   INVESTMENT   REIMBURSE-    (PRIOR TO
                                                   ASSETS    EXPENSES     INCOME       MENTS)     REIMBURSE-
                                                   AT END       TO        (LOSS)         TO        MENTS) TO
                                                     OF       AVERAGE       TO         AVERAGE      AVERAGE
                           TOTAL                   PERIOD       NET       AVERAGE        NET          NET       PORTFOLIO
                         RETURN (A)                (000S)     ASSETS      ASSETS     ASSETS (B)   ASSETS (B)   TURNOVER (C)
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . . .        10.05%              $ 54,223       0.96%        0.53%          (i)          (i)        13.88%
Year Ended
October 31, 2000 . . .         1.25%              $ 54,537       0.98%        0.54%          (i)          (i)        90.01%
Year Ended
October 31, 2001 . . .      (23.34%)              $149,086       1.15%        0.32%          (i)          (i)        71.36%
Year Ended
October 31, 2002 . . .       (9.64%)              $362,435       1.14%        0.46%          (i)          (i)        25.51%
Year Ended
October 31, 2003 . . .        20.74%              $571,918       1.13%        0.57%          (i)          (i)       120.02%

CLASS B SHARES
Year Ended
October 31, 1999 . . .         9.22%              $ 44,994       1.72%      (0.21%)          (i)          (i)        13.88%
Year Ended
October 31, 2000 . . .         0.48%              $ 47,293       1.73%      (0.20%)          (i)          (i)        90.01%
Year Ended
October 31, 2001 . . .      (24.19%)              $ 36,241       1.85%      (0.30%)          (i)          (i)        71.36%
Year Ended
October 31, 2002 . . .      (10.24%)              $ 31,267       1.80%      (0.18%)          (i)          (i)        25.51%
Year Ended
October 31, 2003 . . .        19.99%              $ 35,564       1.79%      (0.06%)          (i)          (i)       120.02%

CLASS C SHARES
Period Ended
October 31, 2001 (d) .  (14.16%) (g)              $    175   1.89% (h)  (0.45%) (h)          (i)          (i)        71.36%
Year Ended
October 31, 2002 . . .      (10.24%)              $    212       1.80%      (0.20%)          (i)          (i)        25.51%
Year Ended
October 31, 2003 . . .        20.00%              $    714       1.79%      (0.16%)          (i)          (i)       120.02%

CLASS D SHARES
Year Ended
October 31, 1999 . . .        10.27%            $2,443,493       0.73%       0.78%           (i)          (i)        13.88%
Year Ended
October 31, 2000 . . .         1.40%            $2,085,243       0.78%       0.74%           (i)          (i)        90.01%
Year Ended
October 31, 2001 . . .      (23.22%)            $1,458,371       0.89%       0.64%           (i)          (i)        71.36%
Year Ended
October 31, 2002 . . .       (9.43%)            $1,125,402       0.86%       0.77%           (i)          (i)        25.51%
Year Ended
October 31, 2003 . . .        21.07%            $1,240,520       0.85%       0.89%           (i)          (i)       120.02%

CLASS R SHARES
Period Ended
October 31, 2003 (e) .     3.64% (g)              $      1   1.52% (h)    0.07% (h)    1.62% (h)  (0.03%) (h)       120.02%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2002 (f) .  (17.27%) (g)              $ 48,283   0.80% (h)    0.75% (h)          (i)          (i)        25.51%
Year Ended
October 31, 2003 . . .        21.22%              $ 55,878       0.79%        0.94%          (i)          (i)       120.02%
---------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(g)  Not  annualized.
(h)  Annualized.
(i)  There  were  no  fee  reductions  during the period.\
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 31
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding

GARTMORE  MID  CAP  GROWTH  FUND

                                                 INVESTMENT ACTIVITIES
                        --------------------------------------------------------------------------------------------------
                                                                                                                   NET
                          NET ASSET                   NET REALIZED                                               ASSETS
                            VALUE,         NET       AND UNREALIZED   TOTAL FROM    NET ASSET                   AT END OF
                          BEGINNING    INVESTMENT    GAINS (LOSSES)   INVESTMENT      VALUE,         TOTAL       PERIOD
                          OF PERIOD   INCOME (LOSS)  ON INVESTMENTS   ACTIVITIES  END OF PERIOD   RETURN  (A)    (000S)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2003 (d) (e)  $     9.88         (0.08)             4.04        3.96  $        13.84   40.08% (i)  $       522

CLASS B SHARES
Period Ended
October 31, 2003 (f) (e)  $    13.17         (0.05)             0.72        0.67  $        13.84    5.09% (i)  $        18

CLASS C SHARES
Period Ended
October 31, 2003 (f) . .  $    13.17         (0.05)             0.72        0.67  $        13.84    5.09% (i)  $         1

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .  $    13.08         (0.01)             0.79        0.78  $        13.86    5.96% (i)  $         1

INSTITUTIONAL
CLASS SHARES
Period Ended
October 31, 2002 (h) . .  $    10.00         (0.01)             0.27        0.26  $        10.26    2.60% (i)  $     1,026
Year Ended
October 31, 2003 . . . .  $    10.26         (0.09)             3.69        3.60  $        13.86       35.09%  $     1,384
--------------------------------------------------------------------------------------------------------------------------

                                          RATIOS / SUPPLEMENTAL  DATA
                        --------------------------------------------------------------------
                                                                    RATIO
                                                                    OF NET
                                                                  INVESTMENT
                                        RATIO       RATIO OF        INCOME
                          RATIO OF     OF NET       EXPENSES        (LOSS)
                          EXPENSES   INVESTMENT    (PRIOR TO        (PRIOR
                             TO        INCOME      REIMBURSE-   TO REIMBURSE-
                           AVERAGE    (LOSS) TO    MENTS) TO      MENTS) TO
                             NET       AVERAGE    AVERAGE NET    AVERAGE NET     PORTFOLIO
                           ASSETS    NET ASSETS    ASSETS (B)     ASSETS (B)    TURNOVER (C)
                        --------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2003 (d) (e)  1.40% (j)  (1.02%) (j)     7.09% (j)     (6.71%) (j)        74.46%

CLASS B SHARES
Period Ended
October 31, 2003 (f) (e)  2.15% (j)  (1.82%) (j)     7.76% (j)     (7.43%) (j)        74.46%

CLASS C SHARES
Period Ended
October 31, 2003 (f) . .  2.15% (j)  (1.87%) (j)     7.55% (j)     (7.27%) (j)        74.46%

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .  1.75% (j)  (1.54%) (j)     7.41% (j)     (7.20%) (j)        74.46%

INSTITUTIONAL
CLASS SHARES
Period Ended
October 31, 2002 (h) . .  1.15% (j)  (0.69%) (j)    20.62% (j)    (20.16%) (j)         3.74%
Year Ended
October 31, 2003 . . . .      1.15%      (0.76%)         5.96%         (5.56%)        74.46%
--------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(i)  Not  annualized.
(j)  Annualized.
See  notes  to  financial  statements.

32 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND

Class  A  Shares  symbol:  NDAAX
Class  B  Shares  symbol:  NDABX
Class  C  Shares  symbol:  NDACX
Class  R  Shares  symbol:  GAFRX
Service  Class  symbol:  NDASX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 24.34%* versus 25.69% for its composite benchmark. The benchmark consists of: 40% S&P 500 Index; 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index; 15% S&P MidCap 400 Index; 10% Russell [R] 2000 Index; and 5% Lehman Brothers U.S. Aggregate Bond Index.

For broader comparison, the average return for this Fund's peer category (Global Funds) was 23.59%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The stock market rebounded significantly because of improved corporate earnings, low global interest rates and strong economic growth. The Federal Open Market Committee lowered interest rates by 75 basis points during the period to 1.00%, bringing the rate to a 50-year low. From October 2002 to October 2003, the yield curve became steeper, with short-term rates at modestly lower levels and long-term rates at modestly higher levels. The last few months of the period were marked by increasing evidence that the U.S. economic expansion is sustainable. This positive trend resulted in a rise in yields for bonds with longer maturities.

The Fund's aggressive allocation of 95% to equities produced an impressive return for the year. Among the Fund's underlying investments, the Nationwide S&P 500 Index Fund returned 20%, while the Nationwide Mid Cap Market Index Fund returned 30%, and the Nationwide International Index Fund returned 26%. Though amounting to only 10% of the Fund's allocation, small-cap stocks performed extremely well, with the Nationwide Small Cap Index Fund returning 42% for the period.

The relatively small positive returns in the Fund's fixed-income component, the Nationwide Bond Index Fund, comprised only 5% of the Fund's total holdings and contributed only slightly to Fund performance with a return of 4.47%. This performance was significantly below that of equities-a pattern that is typical during an economic recovery.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund consists entirely of passively managed investment vehicles, with the largest portion (40%) invested in the Nationwide S&P 500 Index Fund. A total of 30% of the Fund's assets is invested in the Nationwide International Index Fund, and 15% of the Fund's assets is invested in the Nationwide Mid Cap Market Index Fund. Transactions were made among particular underlying funds to maintain the Fund's target allocation mix; rebalancing occurs on a quarterly basis.

HOW  IS  THE  FUND  POSITIONED?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital. The Fund will remain substantially weighted toward stock investments, while including a small position in bonds.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $142,986,481
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 33
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                         1 YR.   INCEPTION1
--------------------------------------------
Class A. . . .  w/o SC2  24.34%       -5.78%
                w/SC3    17.16%       -7.32%
--------------------------------------------
Class B. . . .  w/o SC2  23.42%       -6.44%
                w/SC4    18.42%       -7.22%
--------------------------------------------
Class C5 . . .  w/o SC2  23.41%       -6.44%
                w/SC6    21.26%       -6.70%
--------------------------------------------
Class R7,8               23.42%       -6.44%
--------------------------------------------
Service Class7           24.08%       -5.80%
--------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.
8 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                            LB                       S&P
            CLASS  COMPOSITE  COMPOSITE  AGGREGATE   S&P     MSCI   MIDCAP  RUSSELL
DATE          A     (NEW)*     (OLD)**     BOND      500     EAFE    400     2000     CPI
-------------------------------------------------------------------------------------------
3/31/2000.  9,425     10,000     10,000     10,000  10,000  10,000  10,000   10,000  10,000
10/31/2000  8,822      9,449      9,349     10,550   9,599   8,633  10,477    9,294  10,169
10/31/2001  7,011      7,559      7,191     12,085   7,209   6,503   9,173    8,114  10,386
10/31/2002  6,123      6,701      6,235     12,797   6,120   5,662   8,735    7,175  10,596
10/31/2003  7,613      8,424      7,611     13,425   7,393   7,223  11,419   10,286  10,862

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Aggressive Composite (old) Index (Composite (old)) (f), the Aggressive Composite (new) Index (Composite (new)) (g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturites of one year or more.
(b) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S.
     companies  have  performed.
(c) The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
(d) The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.
(e) The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(f) The Aggressive Composite (old) is a combination of 65% S&P 500, 30% MSCI EAFE, and 5% LB Aggregate Bond.
(g) The Aggressive Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Composite (new) is a combination of the S&P 500 (40%), the MSCI EAFE (30%), the S&P MidCap 400 Index (15%), the Russell 2000 (10%) and the LB Aggregate Bond (5%).
(h) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND

MUTUAL  FUNDS  (100.2%)

                                                     SHARES        VALUE
----------------------------------------------------------------------------

EQUITY FUNDS (95.4%)
Nationwide International Index Fund,
Institutional Class (b). . . . . . . . . . . . . .  6,565,468  $ 43,069,467
Nationwide Mid Cap Market Index Fund,
Institutional Class (b). . . . . . . . . . . . . .  1,820,148    21,750,768
Nationwide S&P 500 Index Fund,
Institutional Class (b). . . . . . . . . . . . . .  6,264,122    56,815,585
Nationwide Small Cap Index Fund,
Institutional Class (b). . . . . . . . . . . . . .  1,410,313    14,568,536
                                                               -------------
                                                                136,204,356
                                                               -------------

----------------------------------------------------------------------------
FIXED INCOME FUNDS (4.8%)
Nationwide Bond Index Fund,
Institutional Class (b). . . . . . . . . . . . . .    617,680  $  6,782,125
                                                               -------------

TOTAL MUTUAL FUNDS                                              142,986,481
                                                               -------------

TOTAL INVESTMENTS (COST $123,057,508) (A) - 100.2%              142,986,481

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                     (264,423)
                                                               -------------

NET ASSETS - 100.0%                                            $142,722,058
                                                               -------------
                                                               -------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 35
--------------------------------------------------------------------------------

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  AGGRESSIVE  FUND

Class  A  Shares  symbol:  NDMAX
Class  B  Shares  symbol:  NDMBX
Class  C  Shares  symbol:  NDMCX
Class  R  Shares  symbol:  GMARX
Service  Class  symbol:  NDMSX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 20.42%* versus 21.65% for its composite benchmark. The benchmark consists of: 35% S&P 500 Index; 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index; 15% Lehman Brothers U.S. Aggregate Bond Index; 15% S&P MidCap 400 Index; 5% Citigroup 3-Month T-Bill Index; and 5% Russell 2000 [R] Index.

For broader comparison, the average return for this Fund's peer category (Global Flexible Portfolio Funds) was 22.14%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The stock market rebounded significantly because of improved corporate earnings, low global interest rates and strong economic growth.

The Fund's 80% moderately aggressive allocation to equities produced an impressive return for the period. Among the Fund's underlying investments, the Nationwide S&P 500 Index Fund returned 20%, while the Nationwide Mid Cap Market Index Fund returned 30% and the Nationwide International Index Fund returned 26%. The Fund's 5% small-cap allocation performed extremely well, with the Nationwide Small Cap Index Fund returning 42% for the period.

The relatively small positive returns in the Fund's fixed-income component, which comprised 20% of the Fund's total holdings, contributed only slightly to Fund performance. The Nationwide Bond Index Fund, which accounted for 15% of the Fund's holdings, returned 4.47%. This performance was significantly below that of equities-a pattern that is typical during an economic recovery.

A portion of the Fund (2.5%) was invested in the Gartmore Morley Enhanced Income Fund, which returned 1.64% for the period. Higher long-term interest rates hurt performance because the Fund's longer-duration securities were negatively affected by the rise in interest rates.

Another portion of the Fund (2.5%) was invested in the Nationwide Contract, which is a fixed-interest contract issued by Nationwide Life Insurance Company. This portion of the Fund returned 3.95% during the period.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund consists primarily of passively managed investment vehicles, with the largest portion (35%) invested in the Nationwide S&P 500 Index Fund. A total of 25% of the Fund's assets is invested in the Nationwide International Index Fund, and 15% of the Fund's assets is invested in the Nationwide Mid Cap Index Fund. Transactions were made among particular underlying funds to maintain the Fund's target allocation mix; rebal-ancing occurs on a quarterly basis.

HOW  IS  THE  FUND  POSITIONED?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments, while including a sizable position in bonds and short-term investments with the goal of adding income and reducing volatility.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $247,933,547
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

36 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                         1 YR.   INCEPTION1
--------------------------------------------
Class A. . . .  w/o SC2  20.42%       -3.69%
                w/SC3    13.49%       -5.27%
--------------------------------------------
Class B. . . .  w/o SC2  19.43%       -4.39%
                w/SC4    14.43%       -5.18%
--------------------------------------------
Class C5 . . .  w/o SC2  19.64%       -4.31%
                w/SC6    17.47%       -4.57%
--------------------------------------------
Class R7,8               19.43%       -4.39%
--------------------------------------------
Service Class7           20.26%       -3.71%
--------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.
8 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                                     SALOMON
                                            LB                       S&P             BROTHERS
            CLASS  COMPOSITE  COMPOSITE  AGGREGATE   S&P     MSCI   MIDCAP  RUSSELL  3-MONTH
DATE          A     (NEW)*     (OLD)**     BOND      500     EAFE    400     2000     T BILL    CPI
-----------------------------------------------------------------------------------------------------
3/31/2000.  9,425     10,000     10,000     10,000  10,000  10,000  10,000   10,000    10,000  10,000
10/31/2000  9,040      9,643      9,536     10,550   9,599   8,633  10,477    9,294    10,348  10,169
10/31/2001  7,579      8,136      7,832     12,085   7,209   6,503   9,173    8,114    10,841  10,386
10/31/2002  6,838      7,433      7,031     12,797   6,120   5,662   8,735    7,175    11,041  10,596
10/31/2003  8,234      9,040      8,391     13,425   7,393   7,223  11,419   10,286    11,170  10,862

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International -Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T Bill Index(f), the Moderately Aggressive Composite (old) Index (Composite (old))(g), the Moderately Aggressive Composite (new) Index (Composite
(new))(h), and the Consumer Price Index (CPI)(i) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturites of one year or more.
(b) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S.
     companies  have  performed.
(c) The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
(d) The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.
(e) The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(f) The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(g) The Moderately Aggressive Composite (old) is a combination of 55% S&P 500, 25% MSCI EAFE, and 20% LB Aggregate Bond.
(h) The Moderately Aggressive Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Composite (new) is a combination of the S&P 500 (35%), the MSCI EAFE (25%), the S&P MidCap 400 Index (15%), the LB Aggregate Bond (15%), the Russell 2000 (5%) and the Citigroup 3-Month T Bill Index (5%).
(i) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2003 ANNUAL REPORT 37
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  AGGRESSIVE  FUND

MUTUAL  FUNDS  (97.8%)

                                                        SHARES OR
                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------
EQUITY FUNDS (81.0%)
Nationwide International Index Fund,
Institutional Class (b). . . . . . . . . . . . . .          9,567,797  $ 62,764,751
Nationwide Mid Cap Market Index Fund,
Institutional Class (b). . . . . . . . . . . . . .          3,182,471    38,030,534
Nationwide S&P 500 Index Fund,
Institutional Class (b). . . . . . . . . . . . . .          9,582,515    86,913,413
Nationwide Small Cap Index Fund,
Institutional Class (b). . . . . . . . . . . . . .          1,233,033    12,737,226
                                                                       -------------
                                                                        200,445,924
                                                                       -------------

------------------------------------------------------------------------------------
FIXED INCOME FUNDS (16.8%)
Gartmore Morley Enhanced Income Fund,
Institutional Class (b). . . . . . . . . . . . . .            642,723     5,951,618
Nationwide Bond Index Fund,
Institutional Class (b). . . . . . . . . . . . . .          3,238,783    35,561,835
                                                                       -------------
                                                                         41,513,453
                                                                       -------------

TOTAL MUTUAL FUNDS                                                      241,959,377
                                                                       -------------

FIXED CONTRACT (2.4%)

Nationwide Fixed Contract, 3.70% (b) (c) . . . . .  $       5,974,170  $  5,974,170
                                                                       -------------

TOTAL FIXED CONTRACT                                                      5,974,170
                                                                       -------------

TOTAL INVESTMENTS (COST $228,010,362) (A) - 100.2%                      247,933,547

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                             (558,724)
                                                                       -------------

NET ASSETS - 100.0%                                                    $247,374,823
                                                                       -------------
                                                                       -------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

38 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  INVESTOR  DESTINATIONS  MODERATE  FUND

Class  A  Shares  symbol:  NADMX
Class  B  Shares  symbol:  NBDMX
Class  C  Shares  symbol:  NCDMX
Class  R  Shares  symbol:  GMDRX
Service  Class  symbol:  NSDMX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 15.75%* versus 16.86% for its composite benchmark. The benchmark consists of: 30% S&P 500 Index; 25% Lehman Brothers U.S. Aggregate Bond Index; 15% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index; 15% Citigroup 3-Month T-Bill Index; 10% S&P MidCap 400 Index; and 5% Russell 2000 [R] Index.

For broader comparison, the average return for this Fund's peer category (Balanced Funds) was 15.24%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The stock market rebounded significantly because of improved corporate earnings, low global interest rates and strong economic growth.

The Fund's moderate 60% allocation to equities produced an impressive return for the period. Among the Fund's underlying investments, the Nationwide S&P 500 Index Fund returned 20%, while the Nationwide Mid Cap Market Index Fund returned 30%, and the Nationwide International Index Fund returned 26%. The Fund's 5% small-cap allocation performed extremely well, with the Nationwide Small Cap Index Fund returning 42% for the period.

The Fund's fixed-income holdings, which comprised 40% of the Fund's total holdings, contributed only slightly to performance in comparison to the equity portion of the Fund. The Nationwide Bond Index Fund, returned 4.47%. This performance was significantly below that of equities-a pattern that is typical during an economic recovery.

A portion of the Fund (7.5%) was invested in the Gartmore Morley Enhanced Income Fund, which returned 1.64% for the period. Higher long-term interest rates hurt performance because the Fund's longer-duration securities were negatively affected by the rise in interest rates.

Another portion of the Fund (7.5%) was invested in the Nationwide Contract, which is a fixed-interest contract issued by Nationwide Life Insurance Company. This portion of the Fund returned 3.95% during the period.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund consists primarily of passively managed investment vehicles, with the largest portion (30%) invested in the Nationwide S&P 500 Index. A total of 25% of the Fund's assets is invested in the Nationwide Bond Index Fund, and 15% of the Fund's assets is invested in the Nationwide International Index Fund. Transactions were made among particular underlying funds to maintain the Fund's target allocation mix; rebalancing occurs on a quarterly basis.

HOW  IS  THE  FUND  POSITIONED?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments, while including a sizable position in bonds and short-term investments with the goal of adding income and reducing volatility.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $285,345,846
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 39
--------------------------------------------------------------------------------

GARTMORE  INVESTOR  DESTINATIONS  MODERATE  FUND
(Continued)

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                         1 YR.   INCEPTION1
--------------------------------------------
Class A. . . .  w/o SC2  15.75%       -1.08%
                w/SC3     9.15%       -2.70%
--------------------------------------------
Class B. . . .  w/o SC2  14.89%       -1.78%
                w/SC4     9.89%       -2.57%
--------------------------------------------
Class C5 . . .  w/o SC2  14.98%       -1.81%
                w/SC6    12.84%       -2.08%
--------------------------------------------
Class R7,8               14.89%       -1.78%
--------------------------------------------
Service Class7           15.59%       -1.11%
--------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.
8 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                                     SALOMON
                                            LB                       S&P             BROTHERS
            CLASS  COMPOSITE  COMPOSITE  AGGREGATE   S&P     MSCI   MIDCAP  RUSSELL  3-MONTH
DATE          A     (NEW)*     (OLD)**     BOND      500     EAFE    400     2000     T BILL    CPI
-----------------------------------------------------------------------------------------------------
3/31/2000.  9,425     10,000     10,000     10,000  10,000  10,000  10,000   10,000    10,000  10,000
10/31/2000  9,311      9,870      9,823     10,550   9,599   8,633  10,477    9,294    10,348  10,169
10/31/2001  8,341      8,922      8,790     12,085   7,209   6,503   9,173    8,114    10,841  10,386
10/31/2002  7,830      8,428      8,243     12,797   6,120   5,662   8,735    7,175    11,041  10,596
10/31/2003  9,063      9,844      9,520     13,425   7,393   7,223  11,419   10,286    11,170  10,862


Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T Bill Index(f), the Moderate Composite (old) Index (Composite
(old))(g), the Moderate Composite (new) Index (Composite (new))(h), and the Consumer Price Index (CPI)(i) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturites of one year or more.
(b) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S.
     companies  have  performed.
(c) The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
(d) The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.
(e) The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(f) The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(g) The Moderate Composite (old) is a combination of 45% S&P 500, 40% LB Aggregate Bond, and 15% MSCI EAFE.
(h) The Moderate Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Composite (new) is a combination of the S&P 500 (30%), the LB Aggregate Bond (25%), the MSCI EAFE (15%), the Citigroup 3-Month T Bill Index (15%), the S&P MidCap 400 Index (10%) and the Russell 2000 (5%).
(i) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

40 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  INVESTOR  DESTINATIONS  MODERATE  FUND

MUTUAL  FUNDS  (92.6%)

                                                       SHARES OR
                                                   PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------
EQUITY FUNDS (61.2%)
Nationwide International Index Fund,
Institutional Class (b) . . . . . . . . . . . . .          6,680,473  $ 43,823,900
Nationwide Mid Cap Market Index Fund,
Institutional Class (b) . . . . . . . . . . . . .          2,468,689    29,500,833
Nationwide S&P 500 Index Fund,
Institutional Class (b) . . . . . . . . . . . . .          9,555,586    86,669,169
Nationwide Small Cap Index Fund,
Institutional Class (b) . . . . . . . . . . . . .          1,434,904    14,822,563
                                                                      ------------
                                                                       174,816,465
                                                                      ------------

----------------------------------------------------------------------------------
FIXED INCOME FUNDS (31.4%)
Gartmore Morley Enhanced Income Fund,
Institutional Class (b) . . . . . . . . . . . . .          2,242,418    20,764,789
Nationwide Bond Index Fund,
Institutional Class (b) . . . . . . . . . . . . .          6,276,985    68,921,293
                                                                      ------------
                                                                        89,686,082
                                                                      ------------

TOTAL MUTUAL FUNDS                                                     264,502,547
                                                                      ------------

FIXED CONTYRACT (7.3%)

Nationwide Fixed Contract, 3.70% (b) (c). . . . .  $      20,843,299  $ 20,843,299
                                                                      ------------

TOTAL FIXED CONTRACT                                                    20,843,299
                                                                      ------------

TOTAL INVESTMENTS (COST $266,282,937) (A) - 99.9%                      285,345,846

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                               274,770
                                                                      ------------

NET ASSETS - 100.0%                                                   $285,620,616
                                                                      ------------
                                                                      ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 41
--------------------------------------------------------------------------------

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  CONSERVATIVE  FUND

Class  A  Shares  symbol:  NADCX
Class  B  Shares  symbol:  NBDCX
Class  C  Shares  symbol:  NCDCX
Class  R  Shares  symbol:  GMMRX
Service  Class  symbol:  NSDCX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 11.02%* versus 11.90% for its composite benchmark. The benchmark consists of: 35% Lehman Brothers U.S. Aggregate Bond Index; 25% Citigroup 3-Month T-Bill Index; 20% S&P 500 Index; 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index; and 10% S&P MidCap 400 Index.

For broader comparison, the average return for this Fund's peer category (Income Funds) was 14.21%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The stock market rebounded significantly because of improved corporate earnings, low interest rates and strong economic growth. The Federal Open Market Committee lowered interest rates by 75 basis points during the period to 1.00%, bringing the rate to a 50-year low. The latter part of the period reflected increasing evidence that the U.S. economic expansion is sustainable. This positive trend resulted in a rise in yields for bonds with longer maturities.

The Fund's moderately conservative 40% allocation to equities helped produce an impressive return for the period. The Nationwide S&P 500 Index Fund returned 20%, while the Nationwide Mid Cap Market Index Fund returned 30%, and the Nationwide International Index Fund returned 26%.

The Fund's fixed-income holdings, which comprised 60% of the Fund's total holdings, contributed only slightly to performance in comparison to the equity portion of the Fund. The Nationwide Bond Index Fund returned 4.47%. This performance was significantly below that of equities-a pattern that is typical during an economic recovery.

A portion of the Fund (12.5%) was invested in the Gartmore Morley Enhanced Income Fund, which returned 1.64% for the period. Higher long-term interest rates hurt performance because the Fund's longer-duration securities were negatively affected by the rise in interest rates.

Another portion of the Fund (12.5%) was invested in the Nationwide Contract, which is a fixed-interest contract issued by Nationwide Life Insurance Company. This portion of the Fund returned 3.95% during the period.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund consists primarily of passively managed investment vehicles, with the largest portion (35%) invested in the Nationwide Bond Index Fund. A total of 20% of the Fund's assets is invested in the Nationwide S&P 500 Index Fund, and 12.5% of the Fund's assets is invested in the Gartmore Morley Enhanced Income Fund. Transactions were made among particular underlying funds to maintain the Fund's target allocation mix; rebalancing occurs on a quarterly basis.

HOW  IS  THE  FUND  POSITIONED?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments, while including substantial stock investments for long-term growth.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $92,745,249
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

42 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                         1 YR.   INCEPTION1
--------------------------------------------
Class A. . . .  w/o SC2  11.02%        1.06%
                w/SC3     4.65%       -0.60%
--------------------------------------------
Class B. . . .  w/o SC2  10.37%        0.43%
                w/SC4     5.37%       -0.36%
--------------------------------------------
Class C5 . . .  w/o SC2  10.26%        0.43%
                w/SC6     8.14%        0.15%
--------------------------------------------
Class R7,8               10.48%        0.46%
--------------------------------------------
Service Class7           11.09%        1.09%
--------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.
8 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                            SALOMON
                                            LB                       S&P    BROTHERS
            CLASS  COMPOSITE  COMPOSITE  AGGREGATE   S&P     MSCI   MIDCAP  3-MONTH
DATE          A     (NEW)*     (OLD)**     BOND      500     EAFE    400     T BILL    CPI
--------------------------------------------------------------------------------------------
3/31/2000.  9,425     10,000     10,000     10,000  10,000  10,000  10,000    10,000  10,000
10/31/2000  9,435     10,105     10,062     10,550   9,599   8,633  10,477    10,348  10,169
10/31/2001  9,051      9,770      9,795     12,085   7,209   6,503   9,173    10,841  10,386
10/31/2002  8,816      9,570      9,585     12,797   6,120   5,662   8,735    11,041  10,596
10/31/2003  9,787     10,703     10,732     13,425   7,393   7,223  11,419    10,286  11,170

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International -Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T Bill Index(e), the Moderately Conservative Composite (old) Index (Composite (old))(f), the
Moderately Conservative Composite (new) Index (Composite (new)(g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturites of one year or more.
(b) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S.
     companies  have  performed.
(c) The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
(d) The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.
(e) The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(f) The Moderately Conservative Composite (old) is a combination of 60% LB Aggregate Bond, 30% S&P 500, and 10% MSCI EAFE.
(g) The Moderately Conservative Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative
     Composite (new) is a combination of the LB Aggregate Bond (35%), the Citigroup 3-Month T Bill Index (25%), the S&P 500 (20%), the S&P MidCap 400 Index (10%) and the MSCI EAFE (10%).
(h) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2003 ANNUAL REPORT 43
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  CONSERVATIVE  FUND

MUTUAL  FUNDS  (87.8%)

                                              SHARES OR
                                          PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------

EQUITY FUNDS (41.3%)
Nationwide International Index Fund,
Institutional Class (b). . . . . . . . .          1,463,089  $ 9,597,862
Nationwide Mid Cap Market Index Fund,
Institutional Class (b). . . . . . . . .            811,011    9,691,581
Nationwide S&P 500 Index Fund,
Institutional Class (b). . . . . . . . .          2,092,753   18,981,271
                                                             ------------
                                                              38,270,714
                                                             ------------

-------------------------------------------------------------------------
FIXED INCOME FUNDS (46.5%)
Gartmore Morley Enhanced Income Fund,
Institutional Class (b). . . . . . . . .          1,227,668   11,368,204
Nationwide Bond Index Fund,
Institutional Class (b). . . . . . . . .          2,886,629   31,695,191
                                                             ------------
                                                              43,063,395
                                                             ------------

TOTAL MUTUAL FUNDS                                            81,334,109
                                                             ------------

FIXED CONTRACT (12.3%)

Nationwide Fixed Contract, 3.70% (b) (c)  $      11,411,140   11,411,140
                                                             ------------

TOTAL FIXED CONTRACT                                          11,411,140
                                                             ------------

TOTAL INVESTMENTS (COST $88,044,850) (A) - 100.1%             92,745,249

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%                   (89,142)
                                                             ------------

NET ASSETS - 100.0%                                          $92,656,107
                                                             ------------
                                                             ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

44 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND

Class  A  Shares  symbol:  NDCAX
Class  B  Shares  symbol:  NDCBX
Class  C  Shares  symbol:  NDCCX
Class  R  Shares  symbol:  GCFRX
Service  Class  symbol:  NDCSX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 6.89%* versus 7.15% for its composite benchmark. The benchmark consists of: 45% Citigroup 3-Month T-Bill Index; 35% Lehman Brothers U.S. Aggregate Bond Index; 10% S&P 500 Index; 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE)  Index;  and  5% S&P MidCap 400 Index.

For broader comparison, the average return for this Fund's peer category (Income Funds) was 14.21%, according to Lipper, an independent company that provides mutual fund data and analysis. Compared to the other funds in the peer category, this Fund's high allocation to lower-yielding investments hurt performance. In addition, the other income-seeking funds in the Lipper peer category may take much more risk than this Fund.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The stock market rebounded significantly because of improved corporate earnings, low interest rates and strong economic growth. The Federal Open Market Committee lowered interest rates by 75 basis points during the period to 1.00%, bringing the rate to a 50-year low.

The Fund's allocation of 20% to equities helped produce a healthy return for the year. The Nationwide S&P 500 Index Fund returned 20%, while the Nationwide Mid Cap Market Index Fund returned 30%, and the Nationwide International Index Fund returned 26%.

The Fund's fixed-income holdings, which comprised 80% of the Fund's total holdings, contributed only slightly to performance. The Nationwide Bond Index, which accounts for 35% of the Fund's holdings, returned 4.47%. This performance was significantly below that of equities-a pattern that is typical during an economic recovery.

A large portion of the Fund was invested in the Gartmore Morley Enhanced Income Fund, which returned 1.64% for the period. Higher long-term interest rates hurt the Fund's performance because of the Fund's longer-duration securities that were negatively affected by the rise in interest rates.

Another significant portion of the Fund was invested in the Nationwide Contract, which is a fixed-interest contract issued by Nationwide Life Insurance Company. This portion of the Fund returned 3.95% during the period.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund consists primarily of passively managed investment vehicles, with the largest portion invested in the Nationwide Bond Index Fund. A total of 22.5% of the Fund's assets is invested in the Nationwide Contract, and another 22.5% of the Fund's assets is invested in the Gartmore Morley Enhanced Income Fund. Transactions were made among particular underlying funds to maintain the Fund's target allocation mix; rebalanc-ing occurs on a quarterly basis.

HOW  IS  THE  FUND  POSITIONED?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments, while including some stock investments for long-term growth.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $66,474,874
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 45
--------------------------------------------------------------------------------

GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND
(Continued)

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                         1 YR.   INCEPTION1
--------------------------------------------
Class A. . . .  w/o SC2   6.89%        2.91%
                w/SC3     0.74%        1.22%
--------------------------------------------
Class B. . . .  w/o SC2   6.05%        2.22%
                w/SC4     1.05%        1.43%
--------------------------------------------
Class C5 . . .  w/o SC2   6.03%        2.20%
                w/SC6     3.94%        1.91%
--------------------------------------------
Class R7,8                6.05%        2.22%
--------------------------------------------
Service Class7            6.76%        2.92%
--------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.
8 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                             SALOMON
                                             LB                       S&P    BROTHERS
            CLASS   COMPOSITE  COMPOSITE  AGGREGATE   S&P     MSCI   MIDCAP  3-MONTH
DATE          A      (NEW)*     (OLD)**     BOND      500     EAFE    400     T BILL    CPI
---------------------------------------------------------------------------------------------
3/31/2000.   9,425     10,000     10,000     10,000  10,000  10,000  10,000    10,000  10,000
10/31/2000   9,565     10,263     10,304     10,550   9,599   8,633  10,477    10,348  10,169
10/31/2001   9,729     10,500     10,891     12,085   7,209   6,503   9,173    10,841  10,386
10/31/2002   9,773     10,568     11,098     12,797   6,120   5,662   8,735    11,041  10,596
10/31/2003  10,446     11,320     12,034     13,425   7,393   7,223  11,419    10,286  11,170

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T Bill Index(e), the Conservative Composite (old) Index (Composite (old))(f), the Conservative Composite (new) Index (Composite (new))(g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturites of one year or more.
(b) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S.
     companies  have  performed.
(c) The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
(d) The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.
(e) The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(f) The Conservative Composite (old) is a combination of 80% LB Aggregate Bond, 15% S&P 500, and 5% MSCI EAFE.
(g) The Conservative Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Composite (new) is a combination of the Citigroup 3-Month T Bill Index (45%), the LB Aggregate Bond (35%), the S&P 500 (10%), the S&P MidCap 400 Index (5%) and the MSCI EAFE (5%).
(h) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

46 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND

MUTUAL  FUNDS  (77.6%)

                                                  SHARES OR
                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------

EQUITY FUNDS (20.9%)
Nationwide International Index Fund,
Institutional Class (b). . . . . . . . . . .            530,103  $ 3,477,474
Nationwide Mid Cap Market Index Fund,
Institutional Class (b). . . . . . . . . . .            293,786    3,510,747
Nationwide S&P 500 Index Fund,
Institutional Class (b). . . . . . . . . . .            757,891    6,874,069
                                                                 -----------
                                                                  13,862,290
                                                                 -----------

----------------------------------------------------------------------------
FIXED INCOME FUNDS (56.7%)
Gartmore Morley Enhanced Income Fund,
Institutional Class (b). . . . . . . . . . .          1,599,401   14,810,454
Nationwide Bond Index Fund,
Institutional Class (b). . . . . . . . . . .          2,088,971   22,936,904
                                                                 -----------
                                                                  37,747,358
                                                                 -----------

TOTAL MUTUAL FUNDS                                                51,609,648
                                                                 -----------

FIXED CONTRACT (22.4%)

Nationwide Fixed Contract, 3.70% (b) (c) . .  $      14,865,226  $14,865,226
                                                                 -----------

TOTAL FIXED CONTRACT                                              14,865,226
                                                                 -----------

TOTAL INVESTMENTS (COST $64,696,938) (A) - 100.0%                 66,474,874

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%                           9,020
                                                                 -----------

NET ASSETS - 100.0%                                              $66,483,894
                                                                 -----------
                                                                 -----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 47
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2003

                                                                GARTMORE                        GARTMORE
                                                GARTMORE        INVESTOR        GARTMORE        INVESTOR        GARTMORE
                                                INVESTOR      DESTINATIONS      INVESTOR      DESTINATIONS      INVESTOR
                                              DESTINATIONS     MODERATELY     DESTINATIONS     MODERATELY     DESTINATIONS
                                               AGGRESSIVE      AGGRESSIVE       MODERATE      CONSERVATIVE    CONSERVATIVE
                                                  FUND            FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in affiliated securities,
at value (cost $123,057,508;
228,010,362; $266,282,937; $88,044,850
and $64,696,938; respectively). . . . . . .  $ 142,986,481   $ 247,933,547   $ 285,345,846   $  92,745,249   $  66,474,874
Interest and dividends receivable . . . . .         21,783         129,996         277,007         132,793         113,834
Receivable for capital shares issued. . . .         69,638         299,643       1,015,744         214,324          62,278
Receivable from adviser . . . . . . . . . .         11,783               -               -          12,148           9,233
Prepaid expenses and other assets . . . . .         18,665          19,804          21,201          19,863          17,977
                                           --------------------------------------------------------------------------------
Total Assets. . . . . . . . . . . . . . . .    143,108,350     248,382,990     286,659,798      93,124,377      66,678,196
                                           --------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased . . . . .        204,034         871,682         878,294         414,811         156,426
Payable for capital shares redeemed . . . .        100,384               -               -               -               -
Accrued expenses and other payables
Investment advisory fees. . . . . . . . . .         14,893          26,043          30,247           9,902           7,170
Distribution fees . . . . . . . . . . . . .         33,884          62,749          73,245          24,635          16,718
Administrative servicing fees . . . . . . .         15,517          26,273          30,989          10,267           7,424
Other . . . . . . . . . . . . . . . . . . .         17,580          21,420          26,407           8,655           6,564
                                           --------------------------------------------------------------------------------
Total Liabilities . . . . . . . . . . . . .        386,292       1,008,167       1,039,182         468,270         194,302
                                           --------------------------------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . .  $ 142,722,058   $ 247,374,823   $ 285,620,616   $  92,656,107   $  66,483,894
                                           --------------------------------------------------------------------------------
                                           --------------------------------------------------------------------------------
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . .  $ 133,580,583   $ 231,556,522   $ 272,056,216   $  89,584,858   $  65,370,219
Accumulated net investment income (loss). .              -               -         133,268          91,585          93,155
Accumulated net realized gains (losses)
on investment transactions. . . . . . . . .    (10,787,498)     (4,104,884)     (5,631,777)     (1,720,735)       (757,416)
Net unrealized appreciation (depreciation)
on investments. . . . . . . . . . . . . . .     19,928,973      19,923,185      19,062,909       4,700,399       1,777,936
                                           --------------------------------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . .  $ 142,722,058   $ 247,374,823   $ 285,620,616   $  92,656,107   $  66,483,894
                                           --------------------------------------------------------------------------------
                                           --------------------------------------------------------------------------------

See  notes  to  financial  statements.

48 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                                       GARTMORE                        GARTMORE
                                                       GARTMORE        INVESTOR        GARTMORE        INVESTOR        GARTMORE
                                                       INVESTOR      DESTINATIONS      INVESTOR      DESTINATIONS      INVESTOR
                                                     DESTINATIONS     MODERATELY     DESTINATIONS     MODERATELY     DESTINATIONS
                                                      AGGRESSIVE      AGGRESSIVE       MODERATE      CONSERVATIVE    CONSERVATIVE
                                                         FUND            FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares . . . . . . . . . . . . . . . . . .  $   3,741,615   $   9,728,578   $   9,971,650   $   4,481,993   $   1,797,769
Class B Shares . . . . . . . . . . . . . . . . . .      1,556,641       5,740,457       6,229,261       2,453,339       1,621,566
Class C Shares . . . . . . . . . . . . . . . . . .      7,706,171      17,803,928      21,994,847       7,530,368       3,592,011
Class R Shares . . . . . . . . . . . . . . . . . .          1,039           1,031           1,022           1,013           1,005
Service Class Shares . . . . . . . . . . . . . . .    129,716,592     214,100,829     247,423,836      78,189,394      59,471,543
                                                  --------------------------------------------------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . . .  $ 142,722,058   $ 247,374,823   $ 285,620,616   $  92,656,107   $  66,483,894
                                                  --------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------------
SHARES OUTSTANDING
(unlimited number of shares authorized):
Class A Shares . . . . . . . . . . . . . . . . . .        479,334       1,164,592       1,106,546         474,726         181,886
Class B Shares . . . . . . . . . . . . . . . . . .        201,072         694,800         695,047         259,865         164,258
Class C Shares . . . . . . . . . . . . . . . . . .        997,233       2,153,921       2,460,093         799,223         364,664
Class R Shares . . . . . . . . . . . . . . . . . .            134             125             114             107             102
Service Class Shares . . . . . . . . . . . . . . .     16,588,578      25,671,565      27,510,766       8,259,004       6,009,092
                                                  --------------------------------------------------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . . .     18,266,351      29,685,003      31,772,566       9,792,925       6,720,002
                                                  --------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------------
NET ASSET VALUE:
Class A Shares . . . . . . . . . . . . . . . . . .  $        7.81   $        8.35   $        9.01   $        9.44   $        9.88
Class B Shares (a) . . . . . . . . . . . . . . . .  $        7.74   $        8.26   $        8.96   $        9.44   $        9.87
Class C Shares (b) . . . . . . . . . . . . . . . .  $        7.73   $        8.27   $        8.94   $        9.42   $        9.85
Class R Shares . . . . . . . . . . . . . . . . . .  $        7.74   $        8.26   $        8.96   $        9.45   $        9.87
Service Class Shares . . . . . . . . . . . . . . .  $        7.82   $        8.34   $        8.99   $        9.47   $        9.90

MAXIMUM OFFERING PRICE PER SHARE
(100%/(100%-maximum sales charge)
of net asset value adjusted to the nearest cent):
Class A Shares . . . . . . . . . . . . . . . . . .  $        8.29   $        8.86   $        9.56   $       10.02   $       10.48
Class C Shares . . . . . . . . . . . . . . . . . .  $        7.81   $        8.35   $        9.03   $        9.52   $        9.95
                                                  --------------------------------------------------------------------------------
Maximum Sales Charge - Class A Shares. . . . . . .           5.75%           5.75%           5.75%           5.75%           5.75%
                                                  --------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------------
Maximum Sales Charge - Class C Shares. . . . . . .           1.00%           1.00%           1.00%           1.00%           1.00%
                                                  --------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by the length of time shares held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 49
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2003

                                                            GARTMORE                        GARTMORE
                                            GARTMORE        INVESTOR        GARTMORE        INVESTOR        GARTMORE
                                            INVESTOR      DESTINATIONS      INVESTOR      DESTINATIONS      INVESTOR
                                          DESTINATIONS     MODERATELY     DESTINATIONS     MODERATELY     DESTINATIONS
                                           AGGRESSIVE      AGGRESSIVE       MODERATE      CONSERVATIVE    CONSERVATIVE
                                              FUND            FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income from affiliates . . . .  $   1,355,006   $   2,787,648   $   3,983,706   $   1,438,303   $   1,145,221
Interest income from affiliates . . . .              -         146,084         556,615         295,358         415,179
                                       --------------------------------------------------------------------------------
Total Income. . . . . . . . . . . . . .      1,355,006       2,933,732       4,540,321       1,733,661       1,560,400
                                       --------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees. . . . . . . .        110,695         194,023         244,628          78,080          60,726
Distribution fees Class A . . . . . . .          2,703           8,892           9,824           6,487           3,526
Distribution fees Class B . . . . . . .          3,549          13,338          18,138           8,091           7,410
Distribution fees Class C . . . . . . .         14,630          37,857          43,982          18,109          11,405
Distribution fees Service Class . . . .        205,629         351,435         445,089         137,118         108,552
Administrative servicing fees
Class A . . . . . . . . . . . . . . . .            203             497             715             672             132
Administrative servicing fees
Service Class . . . . . . . . . . . . .        123,378         210,862         267,054          82,271          65,132
Registration and filing fees. . . . . .         37,589          49,046          51,934          37,802          34,907
Other . . . . . . . . . . . . . . . . .         48,258          67,575          80,872          35,954          30,039
                                       --------------------------------------------------------------------------------
Total expenses before reimbursed
expenses. . . . . . . . . . . . . . . .        546,634         933,525       1,162,236         404,584         321,829
Expenses reimbursed . . . . . . . . . .        (16,421)              -               -         (22,322)        (25,016)
                                       --------------------------------------------------------------------------------
Total Expenses. . . . . . . . . . . . .        530,213         933,525       1,162,236         382,262         296,813
                                       --------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS). . . . . .        824,793       2,000,207       3,378,085       1,351,399       1,263,587
                                       --------------------------------------------------------------------------------

REALIZED/UNREALIZED GAINS
(LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment
transactions with affiliates. . . . . .     (8,056,850)       (930,908)     (1,367,544)       (766,873)       (264,077)
Realized gain distributions from
underlying Funds. . . . . . . . . . . .            242           1,249           2,757           1,166             951
                                       --------------------------------------------------------------------------------
Net realized gains (losses) on
investment transactions . . . . . . . .     (8,056,608)       (929,659)     (1,364,787)       (765,707)       (263,126)
Net change in unrealized appreciation/
depreciation on investments . . . . . .     28,620,671      30,849,799      28,532,107       6,380,593       2,169,561
                                       --------------------------------------------------------------------------------
Net realized/unrealized gains (losses)
on investment transactions . . . . . .      20,564,063      29,920,140      27,167,320       5,614,886       1,906,435
                                       --------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS . . . . . . . . . . . .  $  21,388,856   $  31,920,347   $  30,545,405   $   6,966,285   $   3,170,022
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------

See  notes  to  financial  statements.

50 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                    GARTMORE  INVESTOR  DESTINATIONS       GARTMORE  INVESTOR  DESTINATIONS
                                            AGGRESSIVE  FUND                  MODERATELY  AGGRESSIVE  FUND
                               --------------------------------------------------------------------------------
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). .  $         824,793   $         404,055   $       2,000,207   $         984,851
Net realized gains (losses)
on investment
transactions. . . . . . . . . .         (8,056,608)           (684,733)           (929,659)         (1,074,322)
Net change in unrealized
appreciation/depreciation
on investments. . . . . . . . .         28,620,671          (7,508,930)         30,849,799          (9,859,530)
                               --------------------------------------------------------------------------------
Change in net assets resulting
from operations . . . . . . . .         21,388,856          (7,789,608)         31,920,347          (9,949,001)
                               --------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . .            (13,611)               (743)            (51,195)             (4,778)

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . .             (2,317)                (19)            (13,675)               (438)

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income . . . . .            (12,926)                  -             (42,335)                  -

DISTRIBUTIONS TO SERVICE
CLASS SHAREHOLDERS FROM:
Net investment income . . . . .           (880,098)           (429,255)         (1,919,662)           (973,254)
                               --------------------------------------------------------------------------------
Change in net assets from
shareholder distributions . . .           (908,952)           (430,017)         (2,026,867)           (978,470)
                               --------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . .         66,976,637          36,807,012         125,752,923          65,970,340
                               --------------------------------------------------------------------------------
Change in net assets. . . . . .         87,456,541          28,587,387         155,646,403          55,042,869

NET ASSETS:
Beginning of period . . . . . .         55,265,517          26,678,130          91,728,420          36,685,551
                               --------------------------------------------------------------------------------
End of period . . . . . . . . .  $     142,722,058   $      55,265,517   $     247,374,823   $      91,728,420
                               --------------------------------------------------------------------------------
                               --------------------------------------------------------------------------------

                                     GARTMORE INVESTOR DESTINATIONS
                                             MODERATE  FUND
                               ----------------------------------------
                                     YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). .  $       3,378,085   $       1,980,391
Net realized gains (losses)
on investment
transactions. . . . . . . . . .         (1,364,787)         (2,213,664)
Net change in unrealized
appreciation/depreciation
on investments. . . . . . . . .         28,532,107          (8,030,348)
                               ----------------------------------------
Change in net assets resulting
from operations . . . . . . . .         30,545,405          (8,263,621)
                               ----------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . .            (75,479)             (6,214)

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . .            (25,797)               (296)

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income . . . . .            (60,098)               (410)

DISTRIBUTIONS TO SERVICE
CLASS SHAREHOLDERS FROM:
Net investment income . . . . .         (3,226,920)         (1,907,824)
                               ----------------------------------------
Change in net assets from
shareholder distributions . . .         (3,388,294)         (1,914,744)
                               ----------------------------------------
Change in net assets from
capital transactions. . . . . .        132,736,369          77,659,591
                               ----------------------------------------
Change in net assets. . . . . .        159,893,480          67,481,226

NET ASSETS:
Beginning of period . . . . . .        125,727,136          58,245,910
                               ----------------------------------------
End of period . . . . . . . . .  $     285,620,616   $     125,727,136
                               ----------------------------------------
                               ----------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 51
--------------------------------------------------------------------------------

                                    GARTMORE  INVESTOR  DESTINATIONS        GARTMORE  INVESTOR  DESTINATIONS
                                     MODERATELY  CONSERVATIVE  FUND               CONSERVATIVE  FUND
                               --------------------------------------------------------------------------------
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). .  $       1,351,399   $         789,580   $       1,263,587   $         716,452
Net realized gains (losses)
on investment transactions. . .           (765,707)           (424,658)           (263,126)           (437,721)
Net change in unrealized
appreciation/depreciation
on investments. . . . . . . . .          6,380,593          (1,641,906)          2,169,561            (284,555)
                               --------------------------------------------------------------------------------
Change in net assets resulting
from operations . . . . . . . .          6,966,285          (1,276,984)          3,170,022              (5,824)
                               --------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . .            (63,276)             (6,680)            (40,386)             (7,795)

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . .            (15,094)               (607)            (16,767)               (289)

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income . . . . .            (35,454)               (615)            (25,258)               (534)

DISTRIBUTIONS TO SERVICE CLASS
SHAREHOLDERS FROM:
Net investment income . . . . .         (1,228,985)           (732,325)         (1,183,948)           (650,280)
                               --------------------------------------------------------------------------------
Change in net assets from
shareholder distributions . . .         (1,342,809)           (740,227)         (1,266,359)           (658,898)
                               --------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . .         49,036,473          25,221,885          35,050,434          18,715,312
                               --------------------------------------------------------------------------------
Change in net assets. . . . . .         54,659,949          23,204,674          36,954,097          18,050,590

NET ASSETS:
Beginning of period . . . . . .         37,996,158          14,791,484          29,529,797          11,479,207
                               --------------------------------------------------------------------------------
End of period . . . . . . . . .  $      92,656,107   $      37,996,158   $      66,483,894   $      29,529,797
                               --------------------------------------------------------------------------------
                               --------------------------------------------------------------------------------

See  notes  to  financial  statements.

52 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding

GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND

                                               INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                        -----------------------------------------------------------------------------------------------------
                                                        NET
                             NET                   REALIZED AND                                                         NET
                            ASSET         NET       UNREALIZED       TOTAL                                             ASSET
                            VALUE,    INVESTMENT       GAINS         FROM          NET       RETURN                   VALUE,
                          BEGINNING     INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT      OF         TOTAL       END OF
                          OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES     INCOME     CAPITAL   DISTRIBUTIONS   PERIOD
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) . .  $    10.00        0.02          (0.65)       (0.63)           -         -               -   $  9.37
Year Ended
October 31, 2001 . . . .  $     9.37        0.09          (2.01)       (1.92)       (0.07)    (0.02)          (0.09)  $  7.36
Year Ended
October 31, 2002 . . . .  $     7.36        0.07          (1.00)       (0.93)       (0.07)        -           (0.07)  $  6.36
Year Ended
October 31, 2003 . . . .  $     6.36        0.08           1.45         1.53        (0.08)        -           (0.08)  $  7.81

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00       (0.02)         (0.65)       (0.67)           -         -               -   $  9.33
Year Ended
October 31, 2001 . . . .  $     9.33        0.04          (2.00)       (1.96)       (0.05)    (0.01)          (0.06)  $  7.31
Year Ended
October 31, 2002 . . . .  $     7.31        0.02          (0.99)       (0.97)       (0.02)        -           (0.02)  $  6.32
Year Ended
October 31, 2003 . . . .  $     6.32        0.04           1.43         1.47        (0.05)        -           (0.05)  $  7.74

CLASS C SHARES
Period Ended
October 31, 2001 (f) . .  $     8.44       (0.03)         (1.05)       (1.08)           -         -               -   $  7.36
Year Ended
October 31, 2002 . . . .  $     7.36           -          (1.04)       (1.04)           -         -               -   $  6.32
Year Ended
October 31, 2003 . . . .  $     6.32        0.05           1.42         1.47        (0.06)        -           (0.06)  $  7.73

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .  $     7.45           -           0.29         0.29            -         -               -   $  7.74

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00       (0.01)         (0.62)       (0.63)           -         -               -   $  9.37
Year Ended
October 31, 2001 . . . .  $     9.37        0.10          (2.01)       (1.91)       (0.08)    (0.02)          (0.10)  $  7.36
Year Ended
October 31, 2002 . . . .  $     7.36        0.07          (0.99)       (0.92)       (0.07)        -           (0.07)  $  6.37
Year Ended
October 31, 2003 . . . .  $     6.37        0.07           1.45         1.52        (0.07)        -           (0.07)  $  7.82
-----------------------------------------------------------------------------------------------------------------------------

                                                                     RATIOS  /  SUPPLEMENTAL  DATA
                        ----------------------------------------------------------------------------------------------------------
                                                                                                          RATIO
                                                                                                          OF NET
                                                                                         RATIO OF       INVESTMENT
                                                                        RATIO            EXPENSES         INCOME
                                            NET                         OF NET          (PRIOR TO     (LOSS) (PRIOR
                                          ASSETS      RATIO OF    INVESTMENT INCOME     REIMBURSE-    TO REIMBURSE-
                                         AT END OF    EXPENSES         (LOSS)TO         MENTS)  TO      MENTS)  TO
                             TOTAL        PERIOD     TO AVERAGE        AVERAGE           AVERAGE         AVERAGE       PORTFOLIO
                           RETURN (A)     (000S)     NET ASSETS       NET ASSETS      NET ASSETS (B)  NET ASSETS (B)  TURNOVER (C)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) . .   (6.30%) (h)  $         9    0.71% (i)           0.34% (i)     394.30% (i)   (393.25%) (i)       253.64%
Year Ended
October 31, 2001 . . . .      (20.53%)  $         7        0.71%               1.09%           3.71%         (1.91%)       190.23%
Year Ended
October 31, 2002 . . . .      (12.67%)  $       247        0.50%               1.42%           0.50%           1.42%        26.33%
Year Ended
October 31, 2003 . . . .        24.34%  $     3,742        0.52%               1.04%             (j)             (j)        44.11%

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)   (6.70%) (h)  $         9    1.31% (i)         (0.28%) (i)     393.40% (i)   (392.37%) (i)       253.64%
Year Ended
October 31, 2001 . . . .      (21.12%)  $         7        1.31%               0.50%           4.47%         (2.66%)       190.23%
Year Ended
October 31, 2002 . . . .      (13.30%)  $        48        1.24%               0.04%           1.27%           0.01%        26.33%
Year Ended
October 31, 2003 . . . .        23.42%  $     1,557        1.25%               0.16%             (j)             (j)        44.11%

CLASS C SHARES
Period Ended
October 31, 2001 (f) . .  (12.80%) (h)  $         -    1.31% (i)         (0.62%) (i)     125.82% (i)   (125.13%) (i)       190.23%
Year Ended
October 31, 2002 . . . .      (13.30%)  $        48        1.24%             (0.96%)           1.48%         (1.20%)        26.33%
Year Ended
October 31, 2003 . . . .        23.41%  $     7,706        1.26%               0.22%             (j)             (j)        44.11%

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .     3.89% (h)  $         1    0.82% (i)         (0.46%) (i)       0.92% (i)     (0.56%) (i)        44.11%

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)   (6.30%) (h)  $     1,410    0.61% (i)         (0.11%) (i)      56.64% (i)    (56.14%) (i)       253.64%
Year Ended
October 31, 2001 . . . .      (20.55%)  $    26,663        0.61%               0.38%           1.62%         (0.63%)       190.23%
Year Ended
October 31, 2002 . . . .      (12.64%)  $    54,923        0.61%               0.91%           0.67%           0.85%        26.33%
Year Ended
October 31, 2003 . . . .        24.08%  $   129,717        0.61%               0.98%           0.63%           0.96%        44.11%
----------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not  annualized.
(i)  Annualized.
(j)  There  were  no  fee  reductions  in  this  period.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 53
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  AGGRESSIVE  FUND

                                              INVESTMENT ACTIVITIES               DISTRIBUTIONS
                        ---------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                             NET                       AND
                            ASSET         NET       UNREALIZED      TOTAL                                  NET ASSET
                            VALUE,    INVESTMENT      GAINS         FROM          NET                        VALUE,
                          BEGINNING     INCOME     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL         END OF
                          OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS     PERIOD
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) . .  $    10.00        0.06         (0.47)       (0.41)           -               -   $     9.59
Year Ended
October 31, 2001 . . . .  $     9.59        0.17         (1.71)       (1.54)       (0.13)          (0.13)  $     7.92
Year Ended
October 31, 2002 . . . .  $     7.92        0.10         (0.87)       (0.77)       (0.11)          (0.11)  $     7.04
Year Ended
October 31, 2003 . . . .  $     7.04        0.11          1.31         1.42        (0.11)          (0.11)  $     8.35

CLASS B SHARES
Period Ended
October 31, 2000 (d) . .  $    10.00        0.03         (0.47)       (0.44)           -               -   $     9.56
Year Ended
October 31, 2001 . . . .  $     9.56        0.12         (1.71)       (1.59)       (0.09)          (0.09)  $     7.88
Year Ended
October 31, 2002 . . . .  $     7.88        0.06         (0.88)       (0.82)       (0.07)          (0.07)  $     6.99
Year Ended
October 31, 2003 . . . .  $     6.99        0.07          1.28         1.35        (0.08)          (0.08)  $     8.26

CLASS C SHARES
Period Ended
October 31, 2001 (f) . .  $     8.83       (0.04)        (0.88)       (0.92)           -               -   $     7.91
Year Ended
October 31, 2002 . . . .  $     7.91           -         (0.91)       (0.91)           -               -   $     7.00
Year Ended
October 31, 2003 . . . .  $     7.00        0.08          1.28         1.36        (0.09)          (0.09)  $     8.27

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .  $     8.01           -          0.25         0.25            -               -   $     8.26

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00        0.07         (0.47)       (0.40)       (0.01)          (0.01)  $     9.59
Year Ended
October 31, 2001 . . . .  $     9.59        0.15         (1.67)       (1.52)       (0.16)          (0.16)  $     7.91
Year Ended
October 31, 2002 . . . .  $     7.91        0.11         (0.88)       (0.77)       (0.11)          (0.11)  $     7.03
Year Ended
October 31, 2003 . . . .  $     7.03        0.10          1.31         1.41        (0.10)          (0.10)  $     8.34
---------------------------------------------------------------------------------------------------------------------

                                                                RATIOS  /  SUPPLEMENTAL  DATA
                        --------------------------------------------------------------------------------------------------
                                                                                                  RATIO
                                                                                                  OF NET
                                                                      RATIO       RATIO OF      INVESTMENT
                                                                     OF NET       EXPENSES        INCOME
                                                                   INVESTMENT    (PRIOR TO    (LOSS) (PRIOR
                                         NET ASSETS    RATIO OF     INCOME       REIMBURSE-   TO REIMBURSE-
                                         AT END OF     EXPENSES    (LOSS) TO     MENTS) TO      MENTS)  TO
                             TOTAL         PERIOD     TO AVERAGE     AVERAGE    AVERAGE NET      AVERAGE       PORTFOLIO
                           RETURN (A)      (000S)     NET ASSETS   NET ASSETS    ASSETS (B)   NET ASSETS (B)  TURNOVER (C)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) . .   (4.08%) (h)  $         10    0.71% (i)    1.10% (i)   396.10% (i)   (394.29%) (i)       270.89%
Year Ended
October 31, 2001 . . . .      (16.16%)  $          8        0.71%        1.44%         3.28%         (1.13%)       226.13%
Year Ended
October 31, 2002 . . . .       (9.78%)  $      1,072        0.49%        1.69%         0.49%           1.69%        28.41%
Year Ended
October 31, 2003 . . . .        20.42%  $      9,729        0.48%        1.42%           (j)             (j)         8.08%

CLASS B SHARES
Period Ended
October 31, 2000 (d) . .   (4.40%) (h)  $         10    1.31% (i)    0.49% (i)   397.48% (i)   (395.68%) (i)       270.89%
Year Ended
October 31, 2001 . . . .      (16.75%)  $          8        1.31%        1.32%         4.04%         (1.41%)       226.13%
Year Ended
October 31, 2002 . . . .      (10.46%)  $        130        1.25%        1.39%         1.26%           1.38%        28.41%
Year Ended
October 31, 2003 . . . .        19.43%  $      5,740        1.22%        0.63%           (j)             (j)         8.08%

CLASS C SHARES
Period Ended
October 31, 2001 (f) . .  (10.42%) (h)  $          -    1.31% (i)   (0.68%)(i)   124.67% (i)   (124.04%) (i)       226.13%
Year Ended
October 31, 2002 . . . .      (10.33%)  $         15        1.25%      (0.21%)         3.34%         (2.30%)        28.41%
Year Ended
October 31, 2003 . . . .        19.64%  $     17,804        1.22%        0.64%           (j)             (j)         8.08%

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .     3.12% (h)  $          1    0.75% (i)   (0.04%)(i)     0.85% (i)     (0.14%) (i)         8.08%

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)   (4.04%) (h)  $        998    0.61% (i)    1.23% (i)    66.76% (i)    (64.92%) (i)       270.89%
Year Ended
October 31, 2001 . . . .      (16.05%)  $     36,670        0.61%        1.15%         1.44%           0.32%       226.13%
Year Ended
October 31, 2002 . . . .       (9.88%)  $     90,512        0.61%        1.46%         0.65%           1.42%        28.41%
Year Ended
October 31, 2003 . . . .        20.26%  $    214,101        0.61%        1.36%           (j)             (j)         8.08%
--------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not  annualized.
(i)  Annualized.
(j)  There  were  no  fee  reductions  in  this  period.

See  notes  to  financial  statements.

54 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  INVESTOR  DESTINATIONS  MODERATE  FUND

                                                 INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                        ----------------------------------------------------------------------------------------------------------
                                                          NET
                             NET                     REALIZED AND                                               NET
                            ASSET                     UNREALIZED       TOTAL                                   ASSET
                            VALUE,         NET           GAINS         FROM          NET                      VALUE,
                          BEGINNING    INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF      TOTAL
                          OF PERIOD   INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD   RETURN (A)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00          0.11          (0.23)       (0.12)       (0.07)          (0.07)  $  9.81  (1.21%) (h)
Year Ended
October 31, 2001 (e) . .  $     9.81          0.22          (1.23)       (1.01)       (0.16)          (0.16)  $  8.64     (10.41%)
Year Ended
October 31, 2002 . . . .  $     8.64          0.17          (0.69)       (0.52)       (0.18)          (0.18)  $  7.94      (6.12%)
Year Ended
October 31, 2003 . . . .  $     7.94          0.15           1.08         1.23        (0.16)          (0.16)  $  9.01       15.75%

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00          0.08          (0.24)       (0.16)       (0.03)          (0.03)  $  9.81  (1.61%) (h)
Year Ended
October 31, 2001 . . . .  $     9.81          0.19          (1.25)       (1.06)       (0.11)          (0.11)  $  8.64     (10.84%)
Year Ended
October 31, 2002 . . . .  $     8.64          0.11          (0.71)       (0.60)       (0.12)          (0.12)  $  7.92      (6.96%)
Year Ended
October 31, 2003 . . . .  $     7.92          0.11           1.06         1.17        (0.13)          (0.13)  $  8.96       14.89%

CLASS C SHARES
Period Ended
October 31, 2001 (f) . .  $     9.32         (0.04)         (0.62)       (0.66)           -               -   $  8.66  (7.08%) (h)
Year Ended
October 31, 2002 . . . .  $     8.66          0.04          (0.75)       (0.71)       (0.05)          (0.05)  $  7.90      (7.13%)
Year Ended
October 31, 2003 . . . .  $     7.90          0.11           1.06         1.17        (0.13)          (0.13)  $  8.94       14.98%

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .  $     8.77          0.01           0.18         0.19            -               -   $  8.96    2.17% (h)

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00          0.11          (0.22)       (0.11)       (0.07)          (0.07)  $  9.82  (1.10%) (h)
Year Ended
October 31, 2001 . . . .  $     9.82          0.19          (1.19)       (1.00)       (0.19)          (0.19)  $  8.63     (10.26%)
Year Ended
October 31, 2002 . . . .  $     8.63          0.17          (0.71)       (0.54)       (0.17)          (0.17)  $  7.92      (6.35%)
Year Ended
October 31, 2003 . . . .  $     7.92          0.15           1.07         1.22        (0.15)          (0.15)  $  8.99       15.59%
----------------------------------------------------------------------------------------------------------------------------------

                                                   RATIOS  /  SUPPLEMENTAL  DATA
                        --------------------------------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                     RATIO OF NET      RATIO OF         INVESTMENT
                                         RATIO OF     INVESTMENT       EXPENSES           INCOME
                           NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                           AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                             PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                             (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)  $         10    0.71% (i)      1.97% (i)      392.91% (i)      (390.23%) (i)       366.93%
Year Ended
October 31, 2001 (e) . .  $          9        0.71%          2.40%            2.39%              0.72%       258.23%
Year Ended
October 31, 2002 . . . .  $      1,186        0.48%          2.37%            0.48%              2.37%        34.36%
Year Ended
October 31, 2003 . . . .  $      9,972        0.47%          1.88%              (j)                (j)        13.50%

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  $         10    1.31% (i)      1.35% (i)      393.51% (i)      (390.85%) (i)       366.93%
Year Ended
October 31, 2001 . . . .  $          9        1.31%          2.11%            4.08%            (0.66%)       258.23%
Year Ended
October 31, 2002 . . . .  $        161        1.23%          1.33%            1.24%              1.32%        34.36%
Year Ended
October 31, 2003 . . . .  $      6,229        1.21%          1.09%              (j)                (j)        13.50%

CLASS C SHARES
Period Ended
October 31, 2001 (f) . .  $          -    1.31% (i)     (0.67%)(i)      123.09% (i)      (122.45%) (i)       258.23%
Year Ended
October 31, 2002 . . . .  $        416        1.23%          1.89%            1.29%              1.83%        34.36%
Year Ended
October 31, 2003 . . . .  $     21,995        1.22%          0.98%              (j)                (j)        13.50%

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .  $          1    0.74% (i)      0.68% (i)        0.84% (i)          0.58% (i)        13.50%

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $        871    0.61% (i)      2.04% (i)      114.83% (i)      (112.80%) (i)       366.93%
Year Ended
October 31, 2001 . . . .  $     58,228        0.61%          2.06%            0.97%              1.70%       258.23%
Year Ended
October 31, 2002 . . . .  $    123,963        0.61%          2.13%            0.65%              2.09%        34.36%
Year Ended
October 31, 2003 . . . .  $    247,424        0.60%          1.82%              (j)                (j)        13.50%
--------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not  annualized.
(i)  Annualized.
(j)  There  were  no  fee  reductions  in  this  period.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 55
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  CONSERVATIVE  FUND

                                                    INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                        ------------------------------------------------------------------------------------------------
                                                             NET
                                                        REALIZED AND                                               NET
                               NET                       UNREALIZED       TOTAL                                   ASSET
                          ASSET VALUE,        NET           GAINS         FROM          NET                      VALUE,
                            BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF
                            OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)  $       10.00          0.18          (0.17)        0.01        (0.12)          (0.12)  $  9.89
Year Ended
October 31, 2001 (e) . .  $        9.89          0.35          (0.75)       (0.40)       (0.30)          (0.30)  $  9.19
Year Ended
October 31, 2002 (e) . .  $        9.19          0.26          (0.49)       (0.23)       (0.25)          (0.25)  $  8.71
Year Ended
October 31, 2003 . . . .  $        8.71          0.20           0.75         0.95        (0.22)          (0.22)  $  9.44

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  $       10.00          0.14          (0.17)       (0.03)       (0.08)          (0.08)  $  9.89
Year Ended
October 31, 2001 . . . .  $        9.89          0.29          (0.75)       (0.46)       (0.23)          (0.23)  $  9.20
Year Ended
October 31, 2002 (e) . .  $        9.20          0.20          (0.49)       (0.29)       (0.19)          (0.19)  $  8.72
Year Ended
October 31, 2003 . . . .  $        8.72          0.14           0.75         0.89        (0.17)          (0.17)  $  9.44

CLASS C SHARES
Period Ended
October 31, 2001 (f) . .  $        9.64         (0.04)         (0.38)       (0.42)           -               -   $  9.22
Year Ended
October 31, 2002 . . . .  $        9.22             -          (0.44)       (0.44)       (0.06)          (0.06)  $  8.72
Year Ended
October 31, 2003 . . . .  $        8.72          0.15           0.73         0.88        (0.18)          (0.18)  $  9.42

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .  $        9.33          0.01           0.11         0.12            -               -   $  9.45

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $       10.00          0.16          (0.14)        0.02        (0.12)          (0.12)  $  9.90
Year Ended
October 31, 2001 . . . .  $        9.90          0.31          (0.70)       (0.39)       (0.31)          (0.31)  $  9.20
Year Ended
October 31, 2002 (e) . .  $        9.20          0.26          (0.50)       (0.24)       (0.24)          (0.24)  $  8.72
Year Ended
October 31, 2003 . . . .  $        8.72          0.19           0.76         0.95        (0.20)          (0.20)  $  9.47
------------------------------------------------------------------------------------------------------------------------

                                                               RATIOS  /  SUPPLEMENTAL  DATA
                        --------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                 RATIO OF NET      RATIO OF         INVESTMENT
                                           NET       RATIO OF     INVESTMENT       EXPENSES           INCOME
                                         ASSETS      EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                        AT END OF   TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                             TOTAL       PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                          RETURN (A)     (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)    0.10% (h)  $        10    0.71% (i)      3.02% (i)      438.49% (i)      (434.76%) (i)       425.17%
Year Ended
October 31, 2001 (e) . .      (4.06%)  $        10        0.71%          3.66%            3.81%              0.56%       235.84%
Year Ended
October 31, 2002 (e) . .      (2.60%)  $       898        0.50%          2.99%            0.51%              2.98%        49.00%
Year Ended
October 31, 2003 . . . .       11.02%  $     4,482        0.53%          2.34%              (j)                (j)        19.93%

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  (0.26%) (h)  $        10    1.31% (i)      2.44% (i)      439.61% (i)      (435.86%) (i)       425.17%
Year Ended
October 31, 2001 . . . .      (4.67%)  $        10        1.31%          3.14%            4.52%            (0.07%)       235.84%
Year Ended
October 31, 2002 (e) . .      (3.22%)  $        83        1.27%          2.24%            1.29%              2.22%        49.00%
Year Ended
October 31, 2003 . . . .       10.37%  $     2,453        1.28%          1.52%              (j)                (j)        19.93%

CLASS C SHARES
Period Ended
October 31, 2001 (f) . .  (4.36%) (h)  $         -    1.31% (i)     (0.79%)(i)      122.29% (i)      (121.77%) (i)       235.84%
Year Ended
October 31, 2002 . . . .      (3.14%)  $        88        1.27%          2.48%            1.33%              2.42%        49.00%
Year Ended
October 31, 2003 . . . .       10.26%  $     7,530        1.29%          1.45%              (j)                (j)        19.93%

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .    1.29% (h)  $         1    0.81% (i)      1.34% (i)        0.91% (i)         1.24%  (i)        19.93%

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)    0.18% (h)  $     2,231    0.61% (i)      2.85% (i)       32.84% (i)       (29.38%) (i)       425.17%
Year Ended
October 31, 2001 . . . .      (3.99%)  $    14,772        0.61%          3.34%            2.50%              1.45%       235.84%
Year Ended
October 31, 2002 (e) . .      (2.70%)  $    36,927        0.61%          2.82%            0.69%              2.74%        49.00%
Year Ended
October 31, 2003 . . . .       11.09%  $    78,189        0.61%          2.28%            0.65%              2.24%        19.93%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio  turnover  is  calculated  on  the  basis  of the Fund as a whole without  distinguishing  among  the  classes  of  shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not  annualized.
(i)  Annualized.
(j)  There  were  no  fee  reductions  in  this  period.
See  notes  to  financial  statements.

56 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND

                                                 INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                        ----------------------------------------------------------------------------------------------------------
                                                          NET
                             NET                     REALIZED AND                                               NET
                            ASSET                     UNREALIZED       TOTAL                                   ASSET
                            VALUE,         NET           GAINS         FROM          NET                      VALUE,
                          BEGINNING    INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF      TOTAL
                          OF PERIOD   INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD   RETURN (A)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00          0.23          (0.08)        0.15        (0.16)          (0.16)  $  9.99    1.49% (h)
Year Ended
October 31, 2001 . . . .  $     9.99          0.45          (0.28)        0.17        (0.38)          (0.38)  $  9.78        1.71%
Year Ended
October 31, 2002 . . . .  $     9.78          0.28          (0.24)        0.04        (0.31)          (0.31)  $  9.51        0.45%
Year Ended
October 31, 2003 . . . .  $     9.51          0.26           0.39         0.65        (0.28)          (0.28)  $  9.88        6.89%

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00          0.19          (0.08)        0.11        (0.12)          (0.12)  $  9.99    1.12% (h)
Year Ended
October 31, 2001 . . . .  $     9.99          0.38          (0.28)        0.10        (0.30)          (0.30)  $  9.79        1.04%
Year Ended
October 31, 2002 . . . .  $     9.79          0.24          (0.25)       (0.01)       (0.25)          (0.25)  $  9.53      (0.15%)
Year Ended
October 31, 2003 . . . .  $     9.53          0.19           0.38         0.57        (0.23)          (0.23)  $  9.87        6.05%

CLASS C SHARES
Period Ended
October 31, 2001 (f) . .  $     9.97         (0.05)         (0.13)       (0.18)           -               -   $  9.79  (1.81%) (h)
Year Ended
October 31, 2002 . . . .  $     9.79          0.23          (0.25)       (0.02)       (0.26)          (0.26)  $  9.51      (0.21%)
Year Ended
October 31, 2003 . . . .  $     9.51          0.20           0.37         0.57        (0.23)          (0.23)  $  9.85        6.03%

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .  $     9.83          0.02           0.02         0.04            -               -   $  9.87    0.41% (h)

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00          0.24          (0.09)        0.15        (0.15)          (0.15)  $ 10.00    1.57% (h)
Year Ended
October 31, 2001 . . . .  $    10.00          0.41          (0.24)        0.17        (0.38)          (0.38)  $  9.79        1.75%
Year Ended
October 31, 2002 . . . .  $     9.79          0.31          (0.26)        0.05        (0.31)          (0.31)  $  9.53        0.48%
Year Ended
October 31, 2003 . . . .  $     9.53          0.26           0.38         0.64        (0.27)          (0.27)  $  9.90        6.76%
----------------------------------------------------------------------------------------------------------------------------------

                                                    RATIOS / SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                     RATIO OF NET      RATIO OF         INVESTMENT
                                         RATIO OF     INVESTMENT       EXPENSES           INCOME
                           NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                           AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                             PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                             (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)  $         10    0.71% (i)      3.86% (i)      441.97% (i)      (437.40%) (i)       449.16%
Year Ended
October 31, 2001 . . . .  $         10        0.71%          4.45%            6.91%            (1.75%)       176.59%
Year Ended
October 31, 2002 . . . .  $        802        0.50%          3.62%            0.50%              3.62%        46.89%
Year Ended
October 31, 2003 . . . .  $      1,798        0.53%          2.83%              (j)                (j)        32.93%

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  $         10    1.31% (i)      3.26% (i)      443.13% (i)      (438.56%) (i)       449.16%
Year Ended
October 31, 2001 . . . .  $         10        1.31%          3.82%            7.70%            (2.57%)       176.59%
Year Ended
October 31, 2002 . . . .  $         75        1.27%          2.77%            1.33%              2.71%        46.89%
Year Ended
October 31, 2003 . . . .  $      1,622        1.29%          1.96%              (j)                (j)        32.93%

CLASS C SHARES
Period Ended
October 31, 2001 (f) . .  $          -    1.31% (i)     (0.90%)(i)      121.18% (i)      (120.77%) (i)       176.59%
Year Ended
October 31, 2002 . . . .  $        400        1.27%          2.75%            1.29%              2.73%        46.89%
Year Ended
October 31, 2003 . . . .  $      3,592        1.29%          1.95%              (j)                (j)        32.93%

CLASS R SHARES
Period Ended
October 31, 2003 (g) . .  $          1    0.84% (i)      2.03% (i)        0.94% (i)          1.93% (i)        32.93%

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $        492    0.61% (i)      4.32% (i)      154.74% (i)      (149.81%) (i)       449.16%
Year Ended
October 31, 2001 . . . .  $     11,459        0.61%          4.17%            2.58%              2.20%       176.59%
Year Ended
October 31, 2002 . . . .  $     28,253        0.61%          3.49%            0.72%              3.38%        46.89%
Year Ended
October 31, 2003 . . . .  $     59,472        0.61%          2.73%            0.67%              2.68%        32.93%
--------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not  annualized.
(i)  Annualized.
(j)  There  were  no  fee  reductions  in  this  period.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 57
--------------------------------------------------------------------------------

GARTMORE  BOND  FUND

Class  A  Shares  symbol:  NBDAX
Class  B  Shares  symbol:  GBDBX
Class  C  Shares  symbol:  GBDCX
Class  D  Shares  symbol:  MUIBX
Class  R  Shares  symbol:  GBDRX
Class  X  Shares  symbol:  GBXDX
Class  Y  Shares  symbol:  GBDYX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund outperformed, returning 7.55%* versus 6.18% for its benchmark, the Lehman Brothers Government/Credit Index.

For broader comparison, the average return for this Fund's peer category (Corporate Debt Funds, A-Rated) was 6.25%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

At the beginning of the period, corporate spreads (the difference between yields on corporate versus Treasury securities of the same maturity) were generally wide because of investors' concerns about the economy and corporate profits. During the first six months of the period, however, spreads narrowed significantly as investors anticipated an improving economy and better corporate credit quality.

The contraction of corporate spreads, which causes prices to rise, helped the Fund's performance due to its overweight in corporate bonds as compared to the level in the benchmark.

Several of the Fund's top-performing bonds were American Airlines (AMR Corp.); America West Holding Corp.; Armstrong World Industries, Inc.; Qwest Communications International Inc. (U S WEST, Inc.); J.C. Penney Co. Inc.; and WorldCom Inc. These bonds also had recovered from past dramatic price declines.

The Fund's duration did not significantly affect relative performance, because the duration was closely aligned with that of the Index during most of the period.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The largest individual holdings in the Fund are U.S. Treasuries, which serve primarily to manage the Fund's duration. Treasuries lagged "spread product" during the trailing 12 months (November 2002 - October 2003), so these positions did not perform particularly well.

Corporate bond positions, which represented the bulk of the Fund, performed well due to tighter credit spreads, especially the Fund's positions in distressed airline and telecommunications bonds. The Fund pared down or closed out positions in a number of formerly (Oct. 2002) distressed bonds; these included WorldCom, American Airlines, America West, Qwest and J.C. Penney. These bond prices were far above the marks that these bonds posted on Oct. 31, 2002, and/or their original purchase price.

HOW  IS  THE  FUND  POSITIONED?

The Fund plans to selectively add to its corporate bond exposure due to the recovering economy, which generally lowers default risk. In addition, current spreads on many corporate bonds remain attractive.

The Fund's duration will continue to be aligned with that of its benchmark, although it has been cut slightly because economic strength makes rising interest rates a more likely outcome. The Fund's portfolio will remain adequately diversified to mitigate exposure to credit-specific risk. The Fund is being positioned to outperform on a relative basis if the U.S. economy recovers and corporate bond spreads tighten.

PORTFOLIO  MANAGER:  Thomas  S.  Leggett,  CFA

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $156,166,093
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

58 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                      1 YR.   5 YR.   10 YR.
---------------------------------------------
Class A1. .  w/o SC2   7.55%   5.57%    5.85%
             w/SC3     2.44%   4.54%    5.34%
---------------------------------------------
Class B4. .  w/o SC2   6.96%   4.97%    5.51%
             w/SC5     1.96%   4.64%    5.51%
---------------------------------------------
Class C6. .  w/o SC2   6.93%   5.28%    5.72%
             w/SC7     4.82%   5.07%    5.62%
---------------------------------------------
Class D8. .  w/o SC2   7.81%   5.81%    5.99%
             w/SC9     3.01%   4.84%    5.51%
---------------------------------------------
Class R1,10            7.74%   5.79%    5.98%
---------------------------------------------
Class X1. .  w/o SC2   6.98%   4.97%    5.52%
             w/SC5     1.98%   4.64%    5.52%
---------------------------------------------
Class Y1. .  w/o SC2   6.97%   5.29%    5.73%
             w/SC7     4.86%   5.08%    5.62%
---------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X and Class Y shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.75%  front-end  sales  charge  was  deducted.
4 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and for the period from May 11, 1998 to the creation of the Fund's Class B shares on September 4, 2003, include the performance of the Fund's Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.
5 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
6 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, for period from May 11, 1998 to March 1, 2001 include the performance of the Fund's Class D shares and for the period from March 1, 2001 to the creation of the Fund's Class C shares on September 4, 2003 include the performance of the Fund's Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.
7 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8 These returns through May 11, 1998 include the performance of the Fund's predecessor fund.
9    A  4.50%  front-end  sales  charge  was  deducted.
10   Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS D  LBG/CBI     CPI
---------------------------------------
10/31/1993   9,550    10,000     10,000
10/31/1994   8,620     9,536     10,261
10/31/1995  10,379    11,077     10,549
10/31/1996  10,903    11,675     10,865
10/31/1997  11,815    12,703     11,091
10/31/1998  12,889    14,008     11,256
10/31/1999  12,727    13,915     11,544
10/31/2000  13,105    14,904     11,942
10/31/2001  15,231    17,188     12,196
10/31/2002  15,852    18,129     12,443
10/31/2003  17,097    19,249     12,756

Comparative performance of $10,000 invested in Class D shares of the Gartmore Bond Fund, the Lehman Brothers Government/Credit Bond Index (LBG/CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/03. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The LBG/CBI- an unmanaged index of government and corporate bonds- gives a broad look at how the prices of U.S. government and corporate bonds have performed.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2003 ANNUAL REPORT 59
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
October 31, 2003

GARTMORE  BOND  FUND

COMMERCIAL MORTGAGE BACKED SECURITIES (6.3%)

                                                     PRINCIPAL
                                                       AMOUNT       VALUE
----------------------------------------------------------------------------

COMMERCIAL SERVICES (6.3%)
Commercial Mortgage, Series 2001-J1A,
Class B, 6.61%, 02/14/34 (b). . . . . . . . . . . .  $1,000,000  $ 1,087,901
Heller Financial Commercial Mortgage Asset,
6.85%, 05/15/31 . . . . . . . . . . . . . . . . . .   2,000,000    2,260,954
JP Morgan Chase Commercial Mortgage Securities,
6.26%, 03/15/33 . . . . . . . . . . . . . . . . . .   2,000,000    2,196,582
Merrill Lynch Mortgage Investors, Inc.,
7.56%, 09/15/09 . . . . . . . . . . . . . . . . . .   2,000,000    2,285,980
Nomura Asset Securities Corp., 6.69%, 03/17/08. . .   1,000,000    1,136,334
                                                                  ----------

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES                        8,967,751
                                                                  ----------

CORPORATE BONDS (61.0%)

----------------------------------------------------------------------------
AIR FREIGHT/COURIERS (0.8%)
Federal Express Corp., 7.63%, 01/01/15. . . . . . .   1,000,000    1,124,950
                                                                  ----------

----------------------------------------------------------------------------
AIRLINES (1.8%)
Southwest Airlines Co., 5.50%, 11/01/06, Series A2.   1,000,000    1,076,635
United Air Lines, Inc., 6.07%, 03/01/13 . . . . . .   1,797,400    1,504,246
                                                                  ----------
                                                                   2,580,881
                                                                  ----------

----------------------------------------------------------------------------
ALUMINUM (0.8%)
Alcan, Inc., 6.45%, 03/15/11. . . . . . . . . . . .   1,000,000    1,107,769
                                                                  ----------

----------------------------------------------------------------------------
ASSET BACKED SECURITIES (3.0%)
Chase Funding Mortgage Loan, 6.24%, 01/25/13. . . .   1,500,000    1,601,685
Residential Asset Mortgage
Products, Inc., 2002-RSI-AI5, 5.91%, 01/25/32 . . .   1,566,000    1,637,684
Salomon Smith Barney Recreational
Vehicle Trust, 6.30%, 04/15/16. . . . . . . . . . .   1,000,000    1,058,669
                                                                  ----------
                                                                   4,298,038
                                                                  ----------

----------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS (0.8%)
Daimlerchrysler, Inc., 7.30%, 01/15/12. . . . . . .   1,000,000    1,081,046
                                                                  ----------

----------------------------------------------------------------------------
BANKS (0.7%)
Mercantile Safe Deposit & Trust, 5.70%, 11/15/11. .   1,000,000    1,033,963
                                                                  ----------

----------------------------------------------------------------------------
BREWERY (0.7%)
Anheuser Busch, 6.00%, 04/15/11 . . . . . . . . . .     950,000    1,047,109
                                                                  ----------

----------------------------------------------------------------------------
CHEMICALS (0.7%)
Witco Corp., 6.13%, 02/01/06. . . . . . . . . . . .   1,000,000    1,015,000
                                                                  ----------

----------------------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS (2.2%)
Armstrong Holdings, Inc., 6.35%, 08/15/04 (c) . . .   2,000,000    1,000,000
Masco Corp., 6.75%, 03/15/06. . . . . . . . . . . .   1,000,000    1,094,720
Vulcan Materials Co., 6.00%, 04/01/09 . . . . . . .   1,000,000    1,086,093
                                                                  ----------
                                                                   3,180,813
                                                                  ----------

----------------------------------------------------------------------------
CONTAINERS (0.8%)
Bemis Co., Inc., 6.70%, 07/01/05. . . . . . . . . .  $1,000,000  $ 1,075,156
                                                                  ----------

----------------------------------------------------------------------------
ELECTRONICS (0.8%)
Texas Instruments, Inc., 6.13%, 02/01/06. . . . . .   1,000,000    1,081,093
                                                                  ----------

----------------------------------------------------------------------------
FINANCIAL/MISCELLANEOUS (8.6%)
Block Financial Corp., 8.50%, 04/15/07. . . . . . .   1,000,000    1,156,684
Countrywide Financial, 3.50%, 12/19/05. . . . . . .   1,000,000    1,019,630
Deere & Co., 5.88%, 04/06/06. . . . . . . . . . . .   1,000,000    1,078,173
Ford Motor Credit Co., 7.38%, 02/01/11. . . . . . .   1,000,000    1,018,155
General Motors Acceptance Corp., 6.88%, 09/15/11. .   1,000,000    1,031,603
Heller Financial, Inc., 7.38%, 11/01/09 . . . . . .   1,375,000    1,609,484
Household Finance Co., 6.75%, 05/15/11. . . . . . .   1,000,000    1,119,086
International Lease Finance Corp., 5.75%, 10/15/06.   1,000,000    1,076,110
Lehman Brothers Holdings, Inc., 11.63%, 05/15/05. .   1,000,000    1,136,642
Regions Financial Corp., 7.00%, 03/01/11. . . . . .   1,600,000    1,833,871
                                                                  ----------
                                                                  12,079,438
                                                                  ----------

----------------------------------------------------------------------------
FOOD & RELATED (3.5%)
Heinz (H.J.) Co., 6.63%, 07/15/11 . . . . . . . . .   1,000,000    1,127,798
McCormick & Co., Inc., 6.40%, 02/01/06. . . . . . .   1,000,000    1,082,247
Tyson Foods, Inc., 8.25%, 10/01/11. . . . . . . . .   1,000,000    1,184,493
Whitman Corp., 7.29%, 09/15/26. . . . . . . . . . .   1,500,000    1,605,381
                                                                  ----------
                                                                   4,999,919
                                                                  ----------

----------------------------------------------------------------------------
HEALTHCARE (3.1%)
Cardinal Health, Inc., 6.00%, 01/15/06. . . . . . .   1,000,000    1,078,541
Kaiser Foundation Hospitals, 9.55%, 07/15/05. . . .   2,000,000    2,218,938
McKesson HBOC, Inc., 6.30%, 03/01/05. . . . . . . .   1,000,000    1,049,077
                                                                  ----------
                                                                   4,346,556
                                                                  ----------

----------------------------------------------------------------------------
HOME FURNISHINGS (0.8%)
Leggett & Platt, Inc., 7.65%, 02/15/05. . . . . . .   1,000,000    1,072,429
                                                                  ----------

----------------------------------------------------------------------------
HOTELS/MOTELS (0.8%)
Marriott International, Inc., 7.00%, 01/15/08 . . .   1,000,000    1,112,927
                                                                  ----------

----------------------------------------------------------------------------
INSURANCE (0.9%)
AMBAC, Inc., 9.38%, 08/01/11. . . . . . . . . . . .   1,000,000    1,285,385
                                                                  ----------

----------------------------------------------------------------------------
MACHINERY & CAPITAL GOODS (2.9%)
Clark Equipment Co., 8.00%, 05/01/23. . . . . . . .   1,000,000    1,165,644
Dover Corp., 6.25%, 06/01/08. . . . . . . . . . . .   1,650,000    1,824,709
Precision Castparts Corp., 8.75%, 03/15/05. . . . .   1,000,000    1,062,065
                                                                  ----------
                                                                   4,052,418
                                                                  ----------

60 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                   PRINCIPAL
                                                     AMOUNT       VALUE
--------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES (3.1%)
Bard (C.R.) Inc., 6.70%, 12/01/26 . . . . . . . .  $1,000,000  $ 1,101,336
Becton, Dickinson & Co., 8.70%, 01/15/25. . . . .   2,000,000    2,217,330
Guidant Corp., 6.15%, 02/15/06. . . . . . . . . .   1,000,000    1,071,217
                                                               -----------
                                                                 4,389,883
                                                               -----------

--------------------------------------------------------------------------
MOTOR VEHICLE PARTS & ACCESSORIES (1.4%)
Eaton Corp., 8.88%, 06/15/19. . . . . . . . . . .   1,500,000    1,946,363
                                                               -----------

--------------------------------------------------------------------------
NATURAL GAS (3.8%)
Columbia Energy Group, 6.80%, 11/28/05. . . . . .   2,000,000    2,175,106
ONEOK, Inc., 7.75%, 08/15/06. . . . . . . . . . .   2,000,000    2,232,874
PG&E Gas Transmission, 7.10%, 06/01/05. . . . . .   1,000,000    1,016,250
                                                               -----------
                                                                 5,424,230
                                                               -----------

--------------------------------------------------------------------------
NUCLEAR ENERGY (1.0%)
USEC, Inc., 6.63%, 01/20/06 . . . . . . . . . . .   1,500,000    1,402,500
                                                               -----------

--------------------------------------------------------------------------
OFFICE FURNITURE (0.7%)
Herman Miller, Inc., 7.13%, 03/15/11. . . . . . .   1,000,000    1,031,873
                                                               -----------

--------------------------------------------------------------------------
OIL & GAS (2.8%)
Chevrontexaco Corp., 8.63%, 06/30/10. . . . . . .   1,000,000    1,253,175
Kinder Morgan, Inc., 6.50%, 09/01/12. . . . . . .   1,500,000    1,652,048
Sempra Energy, 6.95%, 12/01/05. . . . . . . . . .   1,000,000    1,090,834
                                                               -----------
                                                                 3,996,057
                                                               -----------

--------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (2.4%)
Temple-Inland, Inc., 7.88%, 05/01/12. . . . . . .   1,000,000    1,133,967
Willamette Industries, Inc., 7.35%, 07/01/26. . .   2,000,000    2,260,450
                                                               -----------
                                                                 3,394,417
                                                               -----------

--------------------------------------------------------------------------
PHARMACEUTICALS (1.5%)
American Home Products Corp., 6.25%, 03/15/06 . .   1,000,000    1,086,174
Watson Pharmaceuticals, 7.13%, 05/15/08 . . . . .   1,000,000    1,074,671
                                                               -----------
                                                                 2,160,845
                                                               -----------

--------------------------------------------------------------------------
PUBLISHING & PRINTING (0.8%)
Times Mirror Co., 7.45%, 10/15/09 . . . . . . . .   1,000,000    1,176,852
                                                               -----------

--------------------------------------------------------------------------
RETAIL (1.6%)
Lowe's Cos., 8.25%, 06/01/10. . . . . . . . . . .   1,000,000    1,219,190
Target Corp., 6.35%, 01/15/11 . . . . . . . . . .   1,000,000    1,112,127
                                                               -----------
                                                                 2,331,317
                                                               -----------

--------------------------------------------------------------------------
TELECOMMUNICATIONS (1.1%)
US West Communications, Inc., 6.88%, 09/15/33 . .   1,750,000    1,561,875
                                                               -----------

--------------------------------------------------------------------------
TEXTILE APPAREL MANUFACTURERS (0.9%)
V.F. Corp., 8.50%, 10/01/10 . . . . . . . . . . .   1,000,000    1,206,216
                                                               -----------

--------------------------------------------------------------------------
TOBACCO & TOBACCO PRODUCTS (0.5%)
Tobacco Settlement Financing Corp.,
6.36%, 05/15/25 . . . . . . . . . . . . . . . . .  $  761,728      738,335
                                                               -----------

--------------------------------------------------------------------------
UTILITIES (5.7%)
Baltimore Gas & Electric, 7.50%, 01/15/07 . . . .   1,200,000    1,356,553
Consolidated Edison Co., 8.13%, 05/01/10. . . . .   1,000,000    1,216,165
Emerson Electric, 5.85%, 03/15/09 . . . . . . . .   1,000,000    1,100,101
Interstate P&L Co., 7.25%, 10/01/06 . . . . . . .   1,000,000    1,112,032
South Carolina Electric & Gas, 6.13%, 03/01/09. .   2,000,000    2,201,794
Southwestern Electric Power Co., 7.00%, 09/01/07.   1,000,000    1,114,275
                                                               -----------
                                                                 8,100,920
                                                               -----------

TOTAL CORPORATE BONDS                                           86,436,573
                                                               -----------

U.S. GOVERNMENT OBLIGATIONS (24.5%)

--------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.6%)
6.63%, 06/30/14 . . . . . . . . . . . . . . . . .   2,000,000    2,287,216
                                                               -----------

--------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.3%)
3.50%, 07/01/18, Gold Pool E01443 . . . . . . . .   4,917,075    4,700,223
                                                               -----------

--------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (9.2%)
7.13%, 09/01/07, Pool #323286 . . . . . . . . . .   1,789,271    1,934,795
7.30%, 05/25/10, Series 00-T5 . . . . . . . . . .   3,000,000    3,542,532
6.62%, 06/01/16, Pool #383661 . . . . . . . . . .   1,950,200    2,176,504
6.85%, 05/17/20, Series 97-M6 . . . . . . . . . .   1,470,111    1,589,952
5.50%, 05/25/23, Series 03-33 . . . . . . . . . .   2,000,000    2,001,993
7.00%, 09/25/24, Series 01-36 . . . . . . . . . .   1,828,092    1,847,313
                                                               -----------
                                                                13,093,089
                                                               -----------

--------------------------------------------------------------------------
U.S.TREASURY BONDS (10.4%)
8.13%, 08/15/19 . . . . . . . . . . . . . . . . .   4,000,000    5,367,812
5.50%, 08/15/28 . . . . . . . . . . . . . . . . .   9,000,000    9,292,500
                                                               -----------
                                                                14,660,312
                                                               -----------

TOTAL U.S. GOVERNMENT OBLIGATIONS                               34,740,840
                                                               -----------

COMMERCIAL PAPER (7.4%)

Countrywide Home Loans, 1.07%, 11/03/03 . . . . .   4,420,000    4,419,737
UBS Finance, 1.04%, 11/03/03. . . . . . . . . . .   3,764,000    3,763,783
Ventures Business Trust, 1.04%, 11/03/03. . . . .   2,236,000    2,235,871
                                                               -----------

TOTAL COMMERCIAL PAPER                                          10,419,391
                                                               -----------

                                                           2003 ANNUAL REPORT 61
--------------------------------------------------------------------------------

October 31, 2003

GARTMORE  BOND  FUND  (Continued)

SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
RECEIVED FOR SECURITIES ON LOAN  (11.0%)

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
------------------------------------------------------------------------------

REPURCHASE AGREEMENT (11.0%)
Nomura Securities, 1.07%, dated 10/31/03
due 11/03/03, repurchase price $15,602,92
(Fully collateralized by U.S. Agency Securities).   $15,601,538  $ 15,601,538
                                                                 -------------

TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH CASH
COLLATERAL RECEIVED FOR SECURITIES ON LOAN                         15,601,538
                                                                 -------------

TOTAL INVESTMENTS (COST $146,348,117) (A) - 110.2%                156,166,093

LIABILITIES IN EXCESS OF OTHER ASSETS - (10.2)%                   (14,482,112)
                                                                 -------------

NET ASSETS - 100.0%                                              $141,683,981
                                                                 -------------
                                                                 -------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b) Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)  Security  in  default.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

62 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  GOVERNMENT  BOND  FUND

Class  A  Shares  symbol:  NUSAX
Class  B  Shares  symbol:  GGBBX
Class  C  Shares  symbol:  GGBCX
Class  D  Shares  symbol:  NAUGX
Class  R  Shares  symbol:  GGBRX
Class  X  Shares  symbol:  GGXYX
Class  Y  Shares  symbol:  GGVYX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 2.29%* versus 2.89% for its benchmark, the Merrill Lynch Government Master Index.

For  broader  comparison,  the  average  return  for  the  Fund's  peer category
(Intermediate U.S. Government Funds) was 2.03%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The Fund performed in line with its benchmark during a difficult period marked by long-term rate increases of approximately 50 basis points. At the beginning of the period, market participants moved toward fixed income as the equity markets struggled and the war in Iraq loomed. When major conflict in Iraq ended and stocks rebounded, investors once again embraced investment options with more risk, causing yields to rise on Treasury notes and bonds. The lack of inflationary pressure, however, kept yields from rising too much.

During this period, riskier securities outperformed in both the Fund and its benchmark. The Fund's mortgage-backed securities (MBS) constituted the best-performing sector, followed by Agency notes and U.S. Treasuries. MBS performed poorly at the beginning of the period as interest rates fell and homeowners rushed to refinance their mortgages. Given the low interest-rate environment, most MBS securities were trading above par (i.e., face value of a security). When homeowners refinanced, holders of MBS received their principal back earlier than expected, thereby hurting returns. When rates began to rise, the opposite effect occurred; market participants sought out MBS for their extra yield versus U.S. Treasury notes, which led to strong relative performance.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

Throughout the period, the Fund's allocation to MBS was steadily increased to 54% of Fund holdings due to the sector's relatively inexpensive status. Agency notes were sold because they became expensive in comparison to MBS and Treasuries. Later, the position in Agency notes was built back to 25% of the Fund's holdings when the sector came down in price. Treasury and U.S. government-guaranteed holdings were reduced to 21% of the Fund, due primarily to their higher prices in comparison to MBS.

HOW  IS  THE  FUND  POSITIONED?

The Fund currently is positioned for somewhat stable interest rates for the remainder of 2003. The average maturity of the Fund is shorter than that of the Index. The Fund's emphasis is on MBS and Agency notes; the additional yield of these two allocations should help offset a modest rise in interest rates.

With the Federal Reserve keeping interest rates low, the two- to three-year portion of the yield curve should perform well during the next six months; the Fund's holdings will emphasize this area. Should interest rates be held low for too long, though, inflation could become a problem and the Fund then will begin adding inflation-protected securities to its holdings.

PORTFOLIO  MANAGER:  Gary  R.  Hunt,  CFA

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $233,157,792
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 63
--------------------------------------------------------------------------------

GARTMORE  GOVERNMENT  BOND  FUND
(Continued)

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                      1 YR.   5 YR.   10 YR.
---------------------------------------------
Class A1. .  w/o SC2   2.29%   5.91%    6.38%
             w/SC3    -2.61%   4.88%    5.86%
---------------------------------------------
Class B4. .  w/o SC2   1.98%   5.33%    6.04%
             w/SC5    -2.87%   5.01%    6.04%
---------------------------------------------
Class C6. .  w/o SC2   1.97%   5.60%    6.24
             w/SC7     0.00%   5.38%    6.14%
---------------------------------------------
Class D8. .  w/o SC2   2.67%   6.16%    6.52%
             w/SC9    -1.98%   5.18%    6.03%
---------------------------------------------
Class R1,10            2.63%   6.15%    6.52%
---------------------------------------------
Class X1. .  w/o SC2   2.00%   5.34%    6.05%
             w/SC5    -2.85%   5.01%    6.05%
---------------------------------------------
Class Y1. .  w/o SC2   2.00%   5.61%    6.24%
             w/SC7     0.02%   5.39%    6.14%
---------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X and Class Y shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.75%  front-end  sales  charge  was  deducted.
4 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and for the period from May 11, 1998 to the creation of the Fund's Class B shares on September 4, 2003, include the performance of the Fund's Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.
5 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
6 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, for period from May 11, 1998 to March 1, 2001 include the performance of the Fund's Class D shares and for the period from March 1, 2001 to the creation of the Fund's Class C shares on September 4, 2003 include the performance of the Fund's Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.
7 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8 These returns through May 11, 1998 include the performance of the Fund's predecessor fund.
9    A  4.50%  front-end  sales  charge  was  deducted.
10   Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS D   MLGMI      CPI
---------------------------------------
10/31/1993    9,550    10,000    10,000
10/31/1994    9,155     9,567    10,261
10/31/1995   10,663    11,042    10,549
10/31/1996   11,226    11,599    10,865
10/31/1997   12,224    12,605    11,091
10/31/1998   13,326    14,034    11,256
10/31/1999   13,200    13,866    11,544
10/31/2000   14,221    14,975    11,942
10/31/2001   16,415    17,213    12,196
10/31/2002   17,500    18,301    12,443
10/31/2003   17,973    18,829    12,756

Comparative performance of $10,000 invested in Class D shares of the Gartmore Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/03. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)  The  MLGMI  gives a broad look at how U.S. government bonds have performed.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
October 31, 2003

GARTMORE  GOVERNMENT  BOND  FUND

U.S.  GOVERNMENT  SPONSORED  AND  AGENCY  OBLIGATIONS  (99.1%)

                                                 PRINCIPAL
                                                  AMOUNT        VALUE
------------------------------------------------------------------------

FEDERAL FARM CREDIT BANK (0.5%)
7.16%, 05/15/06. . . . . . . . . . . . . . . .  $ 1,000,000  $ 1,116,517
                                                             -----------

------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (0.5%)
6.02%, 01/09/08, Series AA08 . . . . . . . . .    1,000,000    1,103,890
                                                             -----------

------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (32.0%)
2.15%, 06/02/06. . . . . . . . . . . . . . . .    7,000,000    6,966,168
5.50%, 04/01/07, Pool #M90718. . . . . . . . .    1,151,503    1,185,126
7.25%, 06/15/07, REMIC, Series 1313-G. . . . .      248,068      247,925
5.50%, 12/01/08, Pool #M80710. . . . . . . . .    3,664,295    3,752,276
3.50%, 09/01/18, Gold POOL# E98959 . . . . . .    4,956,925    4,738,315
3.50%, 09/01/18, Gold POOL# E99012 . . . . . .    5,184,644    4,955,991
3.50%, 09/01/18, Gold POOL# E99392 . . . . . .    4,979,490    4,759,885
6.00%, 03/15/19, Series 2517-VH. . . . . . . .    4,207,500    4,396,140
6.00%, 02/15/21, Series 2503-VD. . . . . . . .    4,000,000    4,189,519
5.00%, 10/15/21, Series 2614-VK. . . . . . . .    3,950,545    3,754,158
3.50%, 12/15/21, REMIC, Series 1629-HA . . . .      769,416      774,920
7.00%, 05/15/22, REMIC, Series 1424-PJ . . . .       15,927       15,918
5.50%, 10/15/22, Series 2564-VJ. . . . . . . .    4,000,000    3,985,190
5.50%, 03/15/23, Series 2595-HB. . . . . . . .    4,633,523    4,534,768
6.50%, 09/15/23, REMIC, Series 1584-L. . . . .    2,000,000    2,137,475
6.25%, 12/15/23, REMIC, Series 1628-KZ . . . .    4,337,958    4,579,634
6.50%, 03/15/24, REMIC, Series 1684-I. . . . .    2,000,000    2,135,414
6.25%, 01/15/27, REMIC, Series 2020-D. . . . .      301,747      304,827
6.00%, 01/15/28, Series 2114-PR. . . . . . . .    1,393,500    1,448,370
6.50%, 04/15/30, REMIC, Series 2369-ZH . . . .    2,293,751    2,309,580
6.50%, 07/15/30, REMIC, Series 2388-BE . . . .    1,725,046    1,763,318
6.50%, 03/15/31, REMIC, Series 2296-H. . . . .    1,804,326    1,894,082
6.00%, 09/15/31, REMIC, Series 2419-UA . . . .    5,000,000    5,220,889
                                                             -----------
                                                              70,049,888
                                                             -----------

------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (45.4%)
2.10%, 09/30/05. . . . . . . . . . . . . . . .    1,520,000    1,522,128
6.31%, 01/01/06, Pool #73341 . . . . . . . . .      855,850      908,709
6.63%, 03/21/06. . . . . . . . . . . . . . . .   15,000,000   16,523,774
2.50%, 05/19/06. . . . . . . . . . . . . . . .   10,000,000   10,004,940
2.75%, 09/12/06. . . . . . . . . . . . . . . .    5,000,000    5,013,050
5.15%, 05/03/07. . . . . . . . . . . . . . . .   10,000,000   10,548,689
6.10%, 07/01/08, Pool #380488. . . . . . . . .      931,772    1,014,560
6.00%, 08/25/08, REMIC, Series 94-34-C . . . .    1,181,192    1,196,428
6.00%, 11/25/08, REMIC, Series 94-48-E . . . .    1,615,216    1,676,832
4.50%, 04/01/10, Pool #M80812. . . . . . . . .    2,536,645    2,570,880
7.42%, 11/01/11, Pool #73731 . . . . . . . . .    6,325,925    7,059,689
6.50%, 04/25/13, REMIC, Series 99-19-TD. . . .    3,000,000    3,086,603
6.30%, 05/01/13, Pool #380311. . . . . . . . .    1,869,144    2,048,966
6.00%, 03/25/14, Series 1999-8-QD. . . . . . .    5,000,000    5,294,103
6.30%, 04/01/14, Pool #381570. . . . . . . . .    1,045,403    1,130,077
7.90%, 08/01/15, Pool #381190. . . . . . . . .    1,623,357    1,923,087
7.11%, 10/01/15, Pool #383142. . . . . . . . .    2,959,483    3,326,639
6.68%, 05/01/16, Pool #383452. . . . . . . . .    2,092,608    2,309,922
3.50%, 09/01/18, Pool #741996. . . . . . . . .    4,978,014    4,755,439

                                                          PRINCIPAL
                                                            AMOUNT        VALUE
----------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (continued)
9.25%, 10/25/18, REMIC, Series 88-25-B. . . . . . . . .  $     41,880  $    46,908
8.50%, 01/25/20, REMIC, Series 90-7-B . . . . . . . . .       160,821      176,271
6.85%, 05/17/20, Series 1997-M6-C . . . . . . . . . . .     2,271,322    2,456,475
7.50%, 02/25/23, REMIC, Series 93-16-Z. . . . . . . . .       586,797      632,671
6.00%, 08/17/26, Series 1997-38-PG. . . . . . . . . . .     5,000,000    5,077,331
6.50%, 09/25/30, REMIC, Series 2001-58-QG . . . . . . .     2,000,000    2,050,921
6.27%, 02/25/35, REMIC, Series 98-M4-D. . . . . . . . .     2,500,000    2,738,823
6.30%, 10/17/38, REMIC, Series 1998-73-MZ . . . . . . .     4,064,602    4,224,268
                                                                       -----------
                                                                        99,318,183
                                                                       -----------

----------------------------------------------------------------------------------
GOVERNMENT-BACKED TRUST (1.3%)
Turkey Trust GTC, 4.17%, 05/15/05, Series T-1 . . . . .     3,000,000    2,911,608
                                                                       -----------

----------------------------------------------------------------------------------
PRIVATE EXPORT FUNDING (0.2%)
7.89%, 02/15/05, Series 1994-A. . . . . . . . . . . . .       375,000      390,960
                                                                       -----------

----------------------------------------------------------------------------------
U.S.TREASURY BONDS (13.0%)
7.25%, 05/15/16 . . . . . . . . . . . . . . . . . . . .     5,000,000    6,196,290
8.00%, 11/15/21 . . . . . . . . . . . . . . . . . . . .     9,000,000   12,061,755
6.25%, 08/15/23 . . . . . . . . . . . . . . . . . . . .     9,000,000   10,157,346
                                                                       -----------
                                                                        28,415,391
                                                                       -----------

----------------------------------------------------------------------------------
U.S.TREASURY STRIPS (6.2%)
3.94%, 05/15/11 . . . . . . . . . . . . . . . . . . . .     7,500,000    7,046,018
3.77%, 11/15/11 . . . . . . . . . . . . . . . . . . . .     7,000,000    6,445,362
                                                                       -----------
                                                                        13,491,380
                                                                       -----------

TOTAL U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS.                216,797,817
                                                                       -----------

REPURCHASE AGREEMENTS (0.5%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $555,798
(Fully collateralized by AA Rated Corporate Bonds). . .       555,754      555,754
                                                                       -----------

Lehman Brothers, Inc., 0.94% dated 10/31/03,
due 11/03/03, repurchase price $102,925
(Fully collateralized by U.S. Agency Securities). . . .       102,917      102,917
                                                                       -----------

Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $444,639
(Fully collateralized by AA Rated Corporate Bonds). . .       444,604      444,604
                                                                       -----------

TOTAL REPURCHASE AGREEMENT                                               1,103,275
                                                                       -----------

                                                           2003 ANNUAL REPORT 65
--------------------------------------------------------------------------------

October 31, 2003

GARTMORE  GOVERNMENT  BOND  FUND  (Continued)

SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
RECEIVED FOR SECURITIES ON LOAN (7.0%)

                                                    PRINCIPAL
                                                      AMOUNT        VALUE
-----------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.8%)
Nomura Securities, 1.07%, dated 10/31/03,
due 11/03/03, repurchase price $8,257,436
(Fully collateralized by U.S. Agency Securities) .  $8,256,700  $  8,256,700
                                                                -------------

-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (3.2%)
Eurodollar, 1.12%, 01/22/04                                        7,000,000
                                                                -------------

TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH CASH
COLLATERAL RECEIVED FOR SECURITIES ON LOAN                        15,256,700
                                                                -------------

TOTAL INVESTMENTS (COST $230,018,510) (A) - 106.6%               233,157,792

LIABILITIES IN EXCESS OF OTHER ASSETS - (6.6)%                   (14,347,441)
                                                                -------------

NET ASSETS - 100.0%                                             $218,810,351
                                                                -------------
                                                                -------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

GTC    Government  Trust  Certificate
REMIC  Real  Estate  Mortgage  Investment  Conduit
STRIPS Separate Trading of Registered Interest and Principal Securities

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

66 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  TAX-FREE  INCOME  FUND

Class  A  Shares  symbol:  NTFAX
Class  B  Shares  symbol:  GTIBX
Class  C  Shares  symbol:  GTICX
Class  D  Shares  symbol:  NATFX
Class  X  Shares  symbol:  GXTFX
Class  Y  Shares  symbol:  GTFYX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 4.09%* versus 5.11% for its benchmark, the Lehman Brothers Municipal Bond Index.

For broader comparison, the average return for this Fund's peer category (General Municipal Debt Funds) was 4.62%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Municipal bonds offered investors exceptional capital preservation and strong taxable equivalent returns during the period. However, the Fund underperformed its benchmark due to the Fund's underweight position in longer-duration bonds.

Several factors influenced the municipal bond market as well as the Fund, including (1) increased supply; (2) low interest rates; and (3) volatile financial markets. The Federal Reserve reduced interest rates by 75 basis points to ease financial conditions and to prevent deflation. Concerns about the economy's strength, the conflict in Iraq, and the status of corporate governance created volatile market conditions during the period.

According to the benchmark, long-dated bonds maturing in 17 to 22 years provided the highest return of 5.87%. Intermediate bonds maturing in eight to 12 years returned 4.88%, while short-dated securities maturing in one to two years were the worst performers producing a 2.37% return. Tobacco bonds, which comprised approximately 5% of the Fund's assets, continued to react poorly to legal developments relating to tobacco firms. For the 10 months ended Oct. 31, 2003, these bonds registered -4.96% versus a return of 3.37% for the Index.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's largest state bond holdings as of Oct. 31, 2003, were Texas (17.7%), Illinois (13.3%), Alabama (7.3%) and Ohio (5.6%). The Fund's top three individual holdings were Indiana State Toll Road Commission Toll Road Revenue 9% (3.74%), Harris County Texas Health Facilities Development 5.75% (3.03%), and Metropolitan Pier & Exposition Authority 5.5% (2.39%). These three individual holdings are rated AA or better by Moody's and Standard & Poor's, and currently are priced at a premium. These holdings should protect capital if interest rates rise.

Municipal bond purchases totaled $35.6 million and sales totaled $43.5 million. Purchases included Alabama State (5.25%), Allen County (5.25%) and Metro Pier (5.50%). To reduce the Fund's exposure to volatility in valuations resulting from the tobacco company litigation, the Fund sold $6.4 million (par value) of tobacco bond holdings.

HOW  IS  THE  FUND  POSITIONED?

Interest rates are at record lows, and, as states continue to need funds to reduce expected budget deficits, supply should continue to increase. Concern is still warranted about the direction of rates and, therefore, worries persist about whether or not the market will continue to absorb the new issuance. As a result, any new investments made by the Fund will continue to be defensively deployed in the intermediate area of the yield curve.

PORTFOLIO  MANAGER:  Alpha  Benson

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $197,843,110
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 67
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                   1 YR.   5 YR.   10 YR.
------------------------------------------
Class A1  w/o SC2   4.09%   4.50%    4.69%
          w/SC3    -0.82%   3.49%    4.18%
------------------------------------------
Class B4  w/o SC2   3.36%   3.85%    4.34%
          w/SC5    -1.62%   3.51%    4.34%
------------------------------------------
Class C6  w/o SC2   3.46%   4.12%    4.52%
          w/SC7     1.40%   3.90%    4.41%
------------------------------------------
Class D8  w/o SC2   4.36%   4.75%    4.84
          w/SC9    -0.38%   3.79%    4.35%
------------------------------------------
Class X1  w/o SC2   3.48%   3.87%    4.35%
          w/SC5    -1.51%   3.53%    4.35%
------------------------------------------
Class Y1  w/o SC2   3.49%   4.12%    4.52%
          w/SC7     1.43%   3.91%    4.42%
------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.75%  front-end  sales  charge  was  deducted.
4 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and for the period from May 11, 1998 to the creation of the Fund's Class B shares on September 4, 2003, include the performance of the Fund's Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.
5 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
6 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, for period from May 11, 1998 to March 1, 2001 include the performance of the Fund's Class D shares and for the period from March 1, 2001 to the creation of the Fund's Class C shares on September 4, 2003 include the performance of the Fund's Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class shares would have been lower.
7 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8 These returns through May 11, 1998 include the performance of the Fund's predecessor fund.
9    A  4.50%  front-end  sales  charge  was  deducted.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS D   LBMBI      CPI
---------------------------------------
10/31/1993    9,550    10,000    10,000
10/31/1994    8,715     9,564    10,261
10/31/1995    9,992    10,984    10,549
10/31/1996   10,522    11,611    10,865
10/31/1997   11,338    12,598    11,091
10/31/1998   12,140    13,609    11,256
10/31/1999   11,749    13,368    11,544
10/31/2000   12,710    14,505    11,942
10/31/2001   13,979    16,023    12,196
10/31/2002   14,670    16,963    12,443
10/31/2003   15,315    17,830    12,756

Comparative performance of $10,000 invested in Class D shares of the Gartmore Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/03. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The LBMBI- an unmanaged index of municipal bonds-gives a broad look at how the bond prices on municipal bonds have performed.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

68 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
October 31, 2003

GARTMORE  TAX-FREE  INCOME  FUND

MUNICIPAL  BONDS  (99.0%)

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------

ALABAMA (7.3%)
Alabama 21st Century Authority
Tobacco Settlement Revenue Bonds, 5.75%, 2015 . . . . .  $1,500,000  $ 1,453,650
Alabama 21st Century Authority Tobacco Settlement
Revenue Bonds, 5.50%, 2021. . . . . . . . . . . . . . .   4,000,000    3,553,600
Alabama Housing Finance Authority Single-Family
Revenue Bonds(Collateralized Home Mortgage
Revenue Bond Program), Series 1996-D, 6.00%, 2016 . . .   1,385,000    1,446,009
Auburn University Alabama General Fee Revenue
Bonds, 5.50%, 2018. . . . . . . . . . . . . . . . . . .   1,685,000    1,840,812
Birmingham, Alabama Water & Sewer Revenue
Warrants, Series 1998-A, 4.75%, 2029. . . . . . . . . .   1,750,000    1,700,125
Jefferson County, Alabama Sewer Capital
Improvement Revenue Warrants,Series A, 5.13%, 2029. . .   4,000,000    4,505,520
                                                                      ----------
                                                                      14,499,716
                                                                      ----------

--------------------------------------------------------------------------------
ARIZONA (0.9%)
Mesa, Arizona Industrial Development Authority
Revenue Bonds (Discovery Health Systems),
Series A, 5.63%, 2029 . . . . . . . . . . . . . . . . .   1,800,000    1,897,812
                                                                      ----------

--------------------------------------------------------------------------------
COLORADO (1.8%)
Denver, Colorado City & County Airport
Revenue Bonds, Series B, 5.50%, 2025. . . . . . . . . .   3,500,000    3,664,010
                                                                      ----------

--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA (1.3%)
District of Columbia General Obligation
Unlimited Bonds, Series A, 5.50%, 2029. . . . . . . . .   1,775,000    1,837,640
District of Columbia Prerefunded General
Obligation Unlimited, Series A, 5.50%, 2029 . . . . . .     725,000      837,629
                                                                      ----------
                                                                       2,675,269
                                                                      ----------

--------------------------------------------------------------------------------
FLORIDA (1.3%)
Florida State Board of Education Capital
Outlay (Public Education), Series D, 5.75%, 2022. . . .   1,050,000    1,158,822
Jacksonville, Florida Electric Authority Revenue
Bonds (St. John's River), Series 9, 5.25%, 2021 . . . .   1,520,000    1,528,026
                                                                      ----------
                                                                       2,686,848
                                                                      ----------

--------------------------------------------------------------------------------
GEORGIA (3.5%)
Atlanta, Georgia Airport General Obligation
Refunding Revenue Bonds, Series A, 5.50%, 2026. . . . .  $1,000,000    1,152,720
Georgia Local Government Certificates of Participation
Grantor Trust, Series 1998-A, 4.75%, 2028 . . . . . . .   1,000,000      988,700
Georgia Municipal Electric Power Authority
Revenue Bonds, Prerefunded Series V, 6.60%, 2018. . . .     465,000      581,999
Georgia Municipal Electric Power Authority
Revenue Bonds, Unrefunded Series V, 6.60%, 2018 . . . .   2,285,000    2,799,285
Georgia Private College & Universities Authority,
Refunding Revenue Bonds (Mercer University Project),
Series A, 5.25%, 2025 . . . . . . . . . . . . . . . . .   1,500,000    1,458,075
                                                                      ----------
                                                                       6,980,779
                                                                      ----------

--------------------------------------------------------------------------------
ILLINOIS (13.3%)
Chicago Park District, Illinois General Obligation
Unlimited Tax Park Bonds Series 1996, 5.60%, 2021 . . .   3,050,000    3,265,086
Chicago, Illinois Project General Obligation Limited,
Series A, 5.38%, 2024 . . . . . . . . . . . . . . . . .   2,930,000    3,026,045
Illinois Development Finance Authority Hospital
Revenue Bonds (Adventist Health Systems/Sunbelt
Obligation), 5.50%, 2020. . . . . . . . . . . . . . . .   1,750,000    1,755,740
Illinois Development Finance Authority Hospital
Revenue Bonds (Adventist Health Systems/Sunbelt
Obligation), 5.65%, 2024. . . . . . . . . . . . . . . .   3,000,000    3,011,670
Illinois State Building, Illinois Sales Tax Revenue
Bonds Series V, 6.38%, 2017 . . . . . . . . . . . . . .   2,500,000    2,753,975
Illinois State General Obligation Unlimited Revenue
Bonds 5.25%, 2013 . . . . . . . . . . . . . . . . . . .   1,000,000    1,098,430
Illinois State General Obligation Unlimited Revenue
Bonds 5.25%, 2023 . . . . . . . . . . . . . . . . . . .   3,425,000    3,553,814
Illinois State General Obligation Unlimited Tax Bonds,
Series 1994, 5.80%, 2019. . . . . . . . . . . . . . . .   3,000,000    3,118,110
Metropolitan Pier & Exposition Authority, Illinois
Dedicated State Tax Revenue Bonds (McCormick
Place Expansion Project), 5.50%, 2024 . . . . . . . . .   4,500,000    4,769,010
                                                                      ----------
                                                                      26,351,880
                                                                      ----------

--------------------------------------------------------------------------------
INDIANA (4.9%)
Ball State University Student Fee Revenue Bonds,
Series J, 6.20%, 2020 . . . . . . . . . . . . . . . . .   1,000,000    1,152,820
Indiana State Toll Road Commission East-West
Toll Road Revenue Bonds, Series 1980, 9.00%, 2015 . . .   5,335,000    7,455,983
New Albany Floyd County School Building Corp.,
5.75%, 2020 . . . . . . . . . . . . . . . . . . . . . .   1,000,000    1,106,770
                                                                      ----------
                                                                       9,715,573
                                                                      ----------

                                                           2003 ANNUAL REPORT 69
--------------------------------------------------------------------------------

October 31, 2003

GARTMORE  TAX-FREE  INCOME  FUND  (Continued)

MUNICIPAL  BONDS  (CONTINUED)

                                                         PRINCIPAL
                                                           AMOUNT      VALUE
-------------------------------------------------------------------------------

KANSAS (0.8%)
Wichita, Kansas Hospital Revenue Refunding Bonds
(Facilities Improvements Series 11), 6.75%, 2019. . . .  $1,500,000  $1,692,630
                                                                     ----------

-------------------------------------------------------------------------------
LOUISIANA (1.3%)
Tobacco Settlement Financing Corp.
(Louisiana Revenue Asset Backed),
Series 2001B, 5.88%, 2039 . . . . . . . . . . . . . . .   3,250,000   2,593,143
                                                                     ----------

-------------------------------------------------------------------------------
MASSACHUSETTS (4.4%)
Massachusetts Bay Transportation Authority
Revenue Bonds (General Transportation System),
Series A, 5.38%, 2019 . . . . . . . . . . . . . . . . .   2,000,000   2,133,200
Massachusetts State Consumer Loan
General Obligation Limited, Series C, 5.50%, 2015 . . .   1,500,000   1,693,935
Massachusetts State Consumer Loan
General Obligation Limited, Series D, 5.50%, 2019 . . .   1,000,000   1,112,990
Massachusetts State General Obligation
Unlimited Bonds, Series D, 5.50%, 2018. . . . . . . . .   2,000,000   2,238,381
Massachusetts State Prerefunded Consumer Loan
General Obligation Limited, Series B, 5.25%, 2021 . . . 95,000 106,908 Massachusetts State Unrefunded Consumer Loan
General Obligation Limited, Series B, 5.25%, 2021 . . .   1,405,000   1,473,634
                                                                     ----------
                                                                      8,759,048
                                                                     ----------

-------------------------------------------------------------------------------
MICHIGAN (4.0%)
Michigan State General Obligation Unlimited
Tax Bonds (Environmental Protection Program),
Series 1992, 6.25%, 2012. . . . . . . . . . . . . . . .   3,500,000   4,167,065
Michigan State Hospital Finance Authority
Refunding Revenue Bonds (Henry Ford Health),
6.00%, 2024 . . . . . . . . . . . . . . . . . . . . . .   1,500,000   1,547,310
Michigan State Hospital Finance Authority
Revenue Bonds (Ascension Health Credit),
Series A, 5.75%, 2018 . . . . . . . . . . . . . . . . .   2,000,000   2,336,000
                                                                     ----------
                                                                      8,050,375
                                                                     ----------

-------------------------------------------------------------------------------
MINNESOTA (1.5%)
Minnesota State Housing Finance Agency
Single-Family Mortgage Revenue Bonds,
Series 1994-K, 6.40%, 2015. . . . . . . . . . . . . . .   1,270,000   1,298,118
St. Louis Park, Minnesota Independent School
District Number 283 General Obligation Unlimited
Tax Bonds,5.75%, 2018 . . . . . . . . . . . . . . . . .   1,500,000   1,653,015
                                                                     ----------
                                                                      2,951,133
                                                                     ----------

-------------------------------------------------------------------------------
MISSOURI (1.0%)
Jackson County, Missouri Special Obligation
Revenue Bonds, Series A, 5.50%, 2012. . . . . . . . . .   1,415,000   1,626,797
Missouri State Environmental Improvement &
Energy Resource Authority, State Revolving
Fund-Multiple,Series A, Refunded Portion, 6.55%, 2014 .     365,000     371,826
                                                                     ----------
                                                                      1,998,623
                                                                     ----------

-------------------------------------------------------------------------------
NEVADA (0.6%)
University of Nevada Community College
Revenue Bonds, 5.38%, 2020. . . . . . . . . . . . . . .  $1,200,000   1,273,116
                                                                     ----------

-------------------------------------------------------------------------------
NEW JERSEY (2.4%)
New Jersey State Transportation Trust Fund
Authority, Transportation Systems Revenue Bonds,
Series A, 5.75%, 2017 . . . . . . . . . . . . . . . . .   1,000,000   1,157,020
New Jersey State Transportation Trust Fund
Authority, Transportation Systems Revenue Bonds,
Series B, 6.00%, 2015 . . . . . . . . . . . . . . . . .   2,000,000   2,379,879
New Jersey State Turnpike Authority
Revenue Bonds, Prerefunded Series 1991-C,
6.50%, 2016 . . . . . . . . . . . . . . . . . . . . . .     790,000     954,494
New Jersey State Turnpike Authority
Revenue Bonds, Unrefunded Series 1991-C,
6.50%, 2016 . . . . . . . . . . . . . . . . . . . . . .     210,000     251,150
                                                                     ----------
                                                                      4,742,543
                                                                     ----------

-------------------------------------------------------------------------------
NEW MEXICO (0.8%)
Bernalillo County, New Mexico Gross Receipts
Tax Revenue Bonds, 5.25%, 2026. . . . . . . . . . . . .   1,500,000   1,532,415
                                                                     ----------

-------------------------------------------------------------------------------
NEW YORK (1.2%)
New York State Local Government Assistance
Corporation Revenue Refunding Bonds,
Series 1993-E, 6.00%, 2014. . . . . . . . . . . . . . .   1,000,000   1,152,830
New York, New York City Transitional Finance
Authority Future Tax Secured Revenue Bonds,
5.75%, 2019,Prerefunded 05/15/10 @ 101. . . . . . . . .     795,000     937,003
New York, New York City Transitional Finance
Authority Future Tax Secured Revenue Bonds,
5.75%, 2019 . . . . . . . . . . . . . . . . . . . . . .     205,000     229,768
                                                                     ----------
                                                                      2,319,601
                                                                     ----------

-------------------------------------------------------------------------------
NORTH CAROLINA (2.7%)
North Carolina Housing Finance Agency,
Single-Family Revenue Bonds, Series A,
6.25%, 2017 . . . . . . . . . . . . . . . . . . . . . .   1,260,000   1,301,278
North Carolina Medical Care Commission
Hospital Revenue Bonds (Firsthealth of the Carolinas),
4.75%, 2026 . . . . . . . . . . . . . . . . . . . . . .   2,000,000   1,921,900
North Carolina Medical Care Commission
Hospital Revenue Bonds (Gaston Health Care),
5.00%, 2029 . . . . . . . . . . . . . . . . . . . . . .   2,300,000   2,220,351
                                                                     ----------
                                                                      5,443,529
                                                                     ----------

70 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------

OHIO (5.6%)
Allen County, Ohio Special Obligation
Revenue Bonds, 5.25%, 2015. . . . . . . . . . . . . . .  $3,180,000  $ 3,498,763
Cleveland, Ohio Waterworks Revenue Bonds,
Series K, 5.25%, 2020 . . . . . . . . . . . . . . . . .   1,000,000    1,060,630
Franklin County, Ohio Hospital Refunding & Improvement
Revenue Bonds (The Children's Hospital Project),
Series 1996-A, 5.75%, 2020. . . . . . . . . . . . . . .   1,100,000    1,128,292
Hamilton, Ohio City School District General Obligation
Bonds, Series A, 5.50%, 2019. . . . . . . . . . . . . .   1,000,000    1,085,610
Montgomery County, Ohio Hospital Revenue Bonds
(Kettering Medical Center), 6.75%, 2018 . . . . . . . .   2,500,000    2,655,775
Ohio State Building, Ohio Sales Tax Revenue Bonds,
5.00%, 2017 . . . . . . . . . . . . . . . . . . . . . .   1,655,000    1,761,499
                                                                     -----------
                                                                      11,190,569
                                                                     -----------

--------------------------------------------------------------------------------
PENNSYLVANIA (0.5%)
Pennsylvania State University General Obligation
Unlimited Bonds, 5.25%, 2016. . . . . . . . . . . . . .   1,000,000    1,091,100
                                                                     -----------

--------------------------------------------------------------------------------
SOUTH CAROLINA (5.1%)
Greenville, South Carolina Waterworks
Revenue Bonds, 5.25%, 2016. . . . . . . . . . . . . . .   1,685,000    1,825,698
South Carolina State Housing Finance & Development
Authority Homeownership Mortgage Purchase Bonds,
Series 1994-A, 6.38%, 2016. . . . . . . . . . . . . . .   1,695,000    1,730,646
South Carolina State Public Service Authority
Revenue Bonds, Series A, 5.50%, 2022. . . . . . . . . .   1,000,000    1,071,800
South Carolina Transportation Infrastructure
Revenue Bonds, 5.50%, 2030. . . . . . . . . . . . . . .   1,000,000    1,160,410
South Carolina Transportation Infrastructure
Revenue Bonds, Series A, 5.38%, 2024. . . . . . . . . .   3,000,000    3,141,389
Spartanburg, South Carolina Water System
Revenue Bonds, Series 1996, 6.10%, 2021 . . . . . . . .   1,000,000    1,114,290
Tobacco Settlement Revenue Management
Revenue Bonds, Series B, 6.00%, 2022. . . . . . . . . .     250,000      223,948
                                                                     -----------
                                                                      10,268,181
                                                                     -----------

--------------------------------------------------------------------------------
TENNESSEE (2.9%)
Nashville & Davidson County, Tennessee Health &
Educational Facilities Revenue Bonds
(Meharry Medical College New Collateralized),
Series 1979, 7.88%, 2004. . . . . . . . . . . . . . . .     360,000      367,484
Shelby County, Tennessee Health Educational &
Housing Facilities Board Revenue Bonds
(St. Judes Children's Research), 5.38%, 2024. . . . . .   4,200,000    4,277,658
Shelby County, Tennessee Health Educational &
Housing Facilities Board Revenue Bonds
(St. Judes Children's Research), 6.00%, 2014. . . . . .   1,000,000    1,102,490
                                                                     -----------
                                                                       5,747,632
                                                                     -----------

--------------------------------------------------------------------------------
TEXAS (17.7%)
Beaumont Independent School District,
Texas General Obligation Unlimited Tax
School Building Bonds, Series 1996, 5.00%, 2016 . . . .  $2,325,000    2,409,886
Collin County, Texas Permanent Improvement
General Obligation Limited Tax Bonds,
Series A, 5.50%, 2019 . . . . . . . . . . . . . . . . .   1,300,000    1,397,292
Comal, Texas Independent School District
General Obligation Unlimited TaxSchool Building
and Refunding Bonds, 5.63%, 2019. . . . . . . . . . . .   2,000,000    2,195,880
Fort Bend Independent School District,
Texas General Obligation Unlimited Tax Bonds,
Series 1996, 5.00%, 2018. . . . . . . . . . . . . . . .   2,300,000    2,419,876
Fort Worth, Texas General Obligation
Limited Tax Bonds, 5.63%, 2017. . . . . . . . . . . . .   1,350,000    1,478,223
Harris County, Texas Health Facilities Development
Corporation Revenue School Health Care Systems,
Series B, 5.75%, 2027 . . . . . . . . . . . . . . . . .   5,325,000    6,018,154
Houston, Texas Independent School District
General Obligation Limited Tax School House
Refunding Bonds, Series 1997, 5.38%, 2017 . . . . . . .   1,500,000    1,592,505
Houston, Texas Independent School District
General Obligation Limited Tax School House
Refunding Bonds, Series A, 4.75%, 2026. . . . . . . . .   2,000,000    1,959,620
Leander, Texas Independent School District
General Obligation Unlimited Refunding Bonds,
5.00%, 2022 . . . . . . . . . . . . . . . . . . . . . .   1,000,000    1,024,390
Lower Colorado River Authority,Texas Junior Lien
Refunding Revenue Bonds, Escrowed Series 1992,
6.00%, 2017 . . . . . . . . . . . . . . . . . . . . . .   1,245,000    1,487,812
Montgomery County, Texas General Obligation
Limited, 5.25%, 2019. . . . . . . . . . . . . . . . . .   1,000,000    1,057,980
San Antonio, Texas Water Revenue Bonds,
5.00%, 2025 . . . . . . . . . . . . . . . . . . . . . .   1,000,000    1,007,020
Socorro, Texas Independent School District
General Obligation Unlimited Tax Bonds,
Series A, 5.75%, 2014 . . . . . . . . . . . . . . . . .   1,000,000    1,114,720
Spring Branch, Texas Independent School District
General Obligation Limited, 5.20%, 2020 . . . . . . . .   1,500,000    1,568,880
Texas State Water Development General Obligation
Unlimited Tax Bonds, Series 1994, 6.90%, 2017 . . . . .   2,415,000    2,503,631
United Independent School District General Obligation
Unlimited Tax Bonds, 5.38%, 2025. . . . . . . . . . . .   1,000,000    1,034,020
Weatherford, Texas Independent School District
General Obligation Unlimited Tax School Building
and Refunding Bonds, Series 1994, 6.50%, 2015 . . . . .   2,655,000    2,832,141
Wichita Falls, Texas Water and Sewer Revenue
Bonds (Priority Lien), 5.38%, 2019. . . . . . . . . . .   2,000,000    2,143,060
                                                                     -----------
                                                                      35,245,090
                                                                     -----------

                                                           2003 ANNUAL REPORT 71
--------------------------------------------------------------------------------

October 31, 2003

GARTMORE  TAX-FREE  INCOME  FUND  (Continued)

MUNICIPAL  BONDS  (CONTINUED)

                                                   PRINCIPAL
                                                     AMOUNT       VALUE
---------------------------------------------------------------------------

UTAH (0.5%)
Utah State Housing Finance Agency
Multi-Family Housing Refunding Revenue
Bonds (Cottonwoods Apartment Project),
Issue 1995, 6.30%, 2015 . . . . . . . . . . . . .  $1,000,000  $  1,037,010
                                                               ------------

---------------------------------------------------------------------------
VERMONT (1.1%)
Vermont Educational & Health Buildings
Financing Agency Revenue Bonds
(Fletcher Allen Health), Series A, 6.00%, 2023. .   2,000,000     2,276,720
                                                               ------------

---------------------------------------------------------------------------
VIRGINIA (4.0%)
Fairfax County, Virginia Water Authority
Refunding Revenue Bonds,
Series 1992, 6.00%, 2022. . . . . . . . . . . . .     940,000     1,054,783
Henrico County, Virginia Water & Sewer
System Refunding Revenue Bonds,
Series 1994, 5.88%, 2014. . . . . . . . . . . . .   1,205,000     1,252,501
Virginia College Building Authority
Educational Facilities Revenue Bonds,
5.00%, 2018 . . . . . . . . . . . . . . . . . . .   3,955,000     4,151,366
Virginia Commonwealth Transportation Board
Revenue Bonds, 5.00%, 2018. . . . . . . . . . . .   1,435,000     1,507,525
                                                               ------------
                                                                  7,966,175
                                                               ------------

---------------------------------------------------------------------------
WASHINGTON (5.2%)
Seattle, Washington Municipal Light & Power
Revenue Improvement & Refunding Revenue
Bonds, 5.13%, 2026. . . . . . . . . . . . . . . .   1,000,000     1,012,380
Seattle, Washington Water Systems
Revenue Bonds, 5.38%, 2029. . . . . . . . . . . .   2,000,000     2,051,760
Washington State General Obligation Limited,
5.00%, 2015 . . . . . . . . . . . . . . . . . . .   2,500,000     2,654,950
Washington State Motor Vehicle Fuel Tax
General Obligation Unlimited Tax Bonds,
Series 1997-D, 5.38%, 2022. . . . . . . . . . . .   3,500,000     3,624,355
Washington State Motor Vehicle Fuel Tax
General Obligation Unlimited Tax Bonds,
Series C, 5.80%, 2017 . . . . . . . . . . . . . .   1,000,000     1,116,850
                                                               ------------
                                                                 10,460,295
                                                               ------------

---------------------------------------------------------------------------
WISCONSIN (1.4%)
Wisconsin State General Obligation Unlimited,
Series C, 5.55%, 2021 . . . . . . . . . . . . . .   1,000,000     1,075,320
Wisconsin State Transportation Revenue Bonds,
Series A, 5.50%, 2016 . . . . . . . . . . . . . .   1,500,000     1,656,975
                                                               ------------
                                                                  2,732,295
                                                               ------------

TOTAL MUNICIPAL BONDS                                           197,843,110
                                                               ------------

TOTAL INVESTMENTS (COST $185,510,309) (A) - 99.0%               197,843,110

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%                      2,065,902
                                                               ------------

NET ASSETS - 100.0%                                            $199,909,012
                                                               ------------
                                                               ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

Distribution of investments, as a percentage of net assets in securities at value, is as follows:

INDUSTRY                                      PERCENT      VALUE
--------------------------------------------------------------------
Air, Water, and Solid Waste. . . . . . . . .     11.3%  $ 22,649,263
Airports Flying Fields . . . . . . . . . . .      5.6%    11,118,155
Colleges and Universities. . . . . . . . . .      5.1%    10,150,867
Educational Services . . . . . . . . . . . .      1.1%     2,221,490
Electric and Other Services. . . . . . . . .      0.8%     1,528,026
Elementary and Secondary Schools . . . . . .      5.7%    11,318,772
Environmental Quality. . . . . . . . . . . .      0.2%       371,825
Facilities Support Services. . . . . . . . .      1.4%     2,768,519
Finance, Taxation, and Money . . . . . . . .      5.4%    10,803,481
General Obligation . . . . . . . . . . . . .     26.6%    53,254,918
Health Services. . . . . . . . . . . . . . .      7.0%    14,042,508
Highway and Street Construction. . . . . . .      0.8%     1,507,525
Hospitals. . . . . . . . . . . . . . . . . .     10.1%    20,167,480
Multi-Family Housing . . . . . . . . . . . .      0.5%     1,037,010
Regulation, Administration of Transportation      1.4%     2,862,618
Regulation, Administration of Utilities. . .      0.5%     1,012,380
Single Family Housing. . . . . . . . . . . .      2.9%     5,776,050
Tobacco and Tobacco Products . . . . . . . .      3.9%     7,824,340
Transportation Services. . . . . . . . . . .      8.7%    17,427,883
                                            ------------------------
Total. . . . . . . . . . . . . . . . . . . .     99.0%  $197,843,110
                                            ------------------------
                                            ------------------------

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

72 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  MONEY  MARKET  FUND

Prime  Shares  symbol:  MIFXX
Institutional  Class  symbol:  GMIXX
Service  Class  symbol:  NWSXX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund outperformed, returning 0.69% (Prime Class) versus 0.57% for its benchmark, the iMoneyNet First Tier Retail Average.

For broader comparison, the average return for this Fund's peer category (Money Market Funds) was 0.50%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The annualized rate of increase for U.S. inflation was 2.51%. The target federal funds rate was 1.75% in November 2002, and this target federal funds rate had dropped to 1.00% by Oct. 31, 2003. The Federal Reserve's assessment of the U.S. economy improved from a state of weakness (which prompted the reduction in the federal funds rate) to a balanced outlook with a risk of disinflation (defined as a reduction in the rate at which prices rise). Consumers capitalized on low interest rates to refinance mortgages. Consumer spending was fueled by tax refunds and lower taxes. Job expansion remains weak and may not show much improvement in the short term.

Approximately 10% of the Fund's assets was invested in discount notes issued by U.S. government agencies such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. These assets helped the Fund's performance because callable debt delivered better returns than agency debt with fixed returns.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings included The Northlake CDO I Class IMM Floating Rate Note and two asset-backed commercial paper holdings: Stanfield Victoria; and K2
(USA) LLC. The Northlake holding offers a higher rate of return since this note's interest rate is based on the three-month London Interbank Offered Rate (LIBOR) plus 10 basis points, which, as of Oct. 31, 2003, was 1.23%. Stanfield Victoria and K2 (USA) LLC offer both solid credit and three to five basis points of additional return over non-asset-backed commercial paper holdings.

Purchases by the Fund during the period included positions in BlackRock TempFund and UBS Finance. BlackRock was selected as an alternative to overnight commercial paper, and UBS was purchased for its competitive returns and liquidity.

For liquidity reasons, and to lighten positions in certain issuers' debt, the Fund either reduced and/or sold some commercial paper holdings, including Greyhawk Funding LLC, Stanfield Victoria, Northern Rock PLC and General Electric Financial Assurance. Because the U.S. economy remained weak, the Fund extended the weighted average maturity of its portfolio. Preservation of capital and liquidity drove investment decisions.

HOW  IS  THE  FUND  POSITIONED?

The Fund's average maturity was 63 days on Oct. 31, 2003. We do not anticipate an increase in the target federal funds rate before spring 2004. When we feel that the Federal Reserve Bank is likely to increase the rate, the Fund will reduce its weighted average maturity to capitalize on investing Fund assets for higher returns.

PORTFOLIO  MANAGER:  Patricia  A.  Mynster

PORTFOLIO  MARKET  VALUE  $1,704,542,569
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 73
--------------------------------------------------------------------------------

GARTMORE  MONEY  MARKET  FUND
(Continued)

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                             1 YR.   5 YR.   10 YR.
----------------------------------------------------
Institutional Class Shares1   0.77%   3.31%    4.06%
----------------------------------------------------
Prime Shares. . . . . . . .   0.69%   3.28%    4.05%
----------------------------------------------------
Service Class Shares1 . . .   0.59%   3.18%    3.99%
----------------------------------------------------

THERE IS NO SALES CHARGE ON THE SHARES OF THE MONEY MARKET FUND. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

1 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what
     Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

GROWTH  OF  A  $10,000  INVESTMENT

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOT GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

DATE            PRIME SHARES      IMONEYNET-FIRST TIER RETAIL    CPI
-----------------------------------------------------------------------
10/31/1993                10,000                       10,000     10000
10/31/1994                10,335                       10,403    10,261
10/31/1995                10,901                       11,036    10,549
10/31/1996                11,451                       11,663    10,865
10/31/1997                12,035                       12,331    11,091
10/31/1998                12,654                       13,045    11,256
10/31/1999                13,235                       13,734    11,544
10/31/2000                13,995                       14,622    11,942
10/31/2001                14,586                       15,368    12,196
10/31/2002                14,765                       15,688    12,443
10/31/2003                14,868                       15,896    12,756

Comparative performance of $10,000 invested in Prime Shares of the Gartmore Money Market Fund, the iMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/03. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The iMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

74 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  MONEY  MARKET  FUND

COMMERCIAL  PAPER  (65.2%)

                                           PRINCIPAL
                                            AMOUNT        VALUE
-------------------------------------------------------------------

ASSET BACKED AUTO RECEIVABLE (3.0%)

FCAR OWNER TRUST I (0.6%)
1.09%, 12/04/03, Series I. . . . . . . .  $10,000,000  $  9,990,008
                                                       ------------

NEW CENTER ASSET TRUST (2.4%)
1.07%, 11/12/03. . . . . . . . . . . . .   30,000,000    29,990,192
1.08%, 12/11/03. . . . . . . . . . . . .   10,000,000     9,988,000
                                                       ------------
                                                         39,978,192
                                                       ------------
                                                         49,968,200
                                                       ------------

-------------------------------------------------------------------
ASSET BACKED MORTGAGES (1.2%)

GEORGETOWN FUNDING CO. (1.2%)
1.08%, 11/20/03 (b). . . . . . . . . . .   10,000,000     9,994,300
1.08%, 12/04/03 (b). . . . . . . . . . .   10,000,000     9,990,100
                                                       ------------
                                                         19,984,400
                                                       ------------

-------------------------------------------------------------------
ASSET BACKED SECURITIES (16.8%)

CC USA, INC. (2.4%)
1.06%, 11/14/03 (b). . . . . . . . . . .    6,000,000     5,997,703
1.07%, 11/17/03 (b). . . . . . . . . . .   10,000,000     9,995,267
1.08%, 11/25/03 (b). . . . . . . . . . .    6,200,000     6,195,536
1.05%, 01/12/04 (b). . . . . . . . . . .   10,000,000     9,979,000
1.16%, 04/15/04 (b). . . . . . . . . . .    8,000,000     7,957,209
                                                       ------------
                                                         40,124,715
                                                       ------------

GIRO FUNDING CORP. (2.3%)
1.07%, 11/10/03 (b). . . . . . . . . . .   15,000,000    14,995,988
1.09%, 12/22/03 (b). . . . . . . . . . .   23,000,000    22,964,484
1.10%, 01/15/04 (b). . . . . . . . . . .    1,293,000     1,290,037
                                                       ------------
                                                         39,250,509
                                                       ------------

GREYHAWK FUNDING LLC (0.6%)
1.07%, 11/04/03 (b). . . . . . . . . . .   10,000,000     9,999,108
                                                       ------------

K2 (USA) LLC (1.8%)
1.08%, 11/14/03 (b). . . . . . . . . . .   14,000,000    13,994,539
1.10%, 12/01/03 (b). . . . . . . . . . .    5,000,000     4,995,417
1.13%, 01/26/04 (b). . . . . . . . . . .   12,000,000    11,967,607
                                                       ------------
                                                         30,957,563
                                                       ------------

PREMIER ASSET COLLATERALIZED ENTITY
LLC (2.3%)
1.08%, 11/25/03 (b). . . . . . . . . . .   15,000,000    14,989,199
1.10%, 12/23/03 (b). . . . . . . . . . .   15,000,000    14,976,167
1.13%, 01/20/04 (b). . . . . . . . . . .    8,850,000     8,827,777
                                                       ------------
                                                         38,793,143
                                                       ------------

SIGMA FINANCE, INC. (2.4%)
1.11%, 01/06/04 (b). . . . . . . . . . .   25,000,000    24,949,125
1.20%, 08/10/04 (b). . . . . . . . . . .   15,000,000    15,000,000
                                                       ------------
                                                         39,949,125
                                                       ------------

STANFIELD VICTORIA FUNDING LLC (2.5%)
1.07%, 11/10/03 (b). . . . . . . . . . .  $ 5,000,000     4,998,663
1.22%, 11/17/03 (b). . . . . . . . . . .   10,000,000     9,994,578
1.07%, 12/12/03 (b). . . . . . . . . . .    5,000,000     4,993,907
1.08%, 12/15/03 (b). . . . . . . . . . .   10,000,000     9,986,800
1.12%, 01/29/04 (b). . . . . . . . . . .   14,200,000    14,160,682
                                                       ------------
                                                         44,134,630
                                                       ------------

THREE PILLARS FUNDING (2.5%)
1.06%, 11/17/03 (b). . . . . . . . . . .   17,000,000    16,991,992
1.06%, 11/18/03 (b). . . . . . . . . . .   11,035,000    11,029,476
1.06%, 11/19/03 (b). . . . . . . . . . .   15,000,000    14,992,050
                                                       ------------
                                                         43,013,518
                                                       ------------
                                                        286,222,311
                                                       ------------

-------------------------------------------------------------------
ASSET BACKED TRADE & TERM RECEIVABLES (9.1%)

FALCON ASSET SECURITIZATION CORP. (1.2%)
1.06%, 11/10/03 (b). . . . . . . . . . .   20,000,000    19,994,725
                                                       ------------

GOLDEN FUNDING CORP. (2.8%)
1.05% - 1.08%, 11/13/03 (b). . . . . . .    3,985,000     3,983,577
1.10%, 11/14/03 (b). . . . . . . . . . .    6,112,000     6,109,572
1.08%, 12/04/03 (b). . . . . . . . . . .   13,500,000    13,486,635
1.08%, 12/10/03 (b). . . . . . . . . . .    1,781,000     1,778,916
1.08%, 12/11/03 (b). . . . . . . . . . .   16,110,000    16,090,669
1.10%, 12/12/03 (b). . . . . . . . . . .    5,000,000     4,993,736
1.08%, 12/15/03 (b). . . . . . . . . . .    1,500,000     1,498,020
1.11%, 01/13/04 (b). . . . . . . . . . .    1,000,000       997,749
                                                       ------------
                                                         48,938,874
                                                       ------------

KITTY HAWK FUNDING CORP. (1.2%)
1.10%, 01/20/04 (b). . . . . . . . . . .   21,006,000    20,954,652
                                                       ------------

OLD LINE FUNDING CORP. (1.3%)
1.04%, 11/06/03 (b). . . . . . . . . . .    4,047,000     4,046,415
1.06%, 11/10/03 (b). . . . . . . . . . .    6,530,000     6,528,270
1.06%, 11/17/03 (b). . . . . . . . . . .    6,058,000     6,055,159
1.08%, 11/18/03 (b). . . . . . . . . . .      697,000       696,645
1.06%, 11/21/03 (b). . . . . . . . . . .    1,041,000     1,040,387
1.06%, 12/09/03 (b). . . . . . . . . . .    3,937,000     3,932,595
                                                       ------------
                                                         22,299,471
                                                       ------------

PREFERRED RECEIVABLES FUNDING (2.6%)
1.06%, 11/12/03 (b). . . . . . . . . . .   10,000,000     9,996,761
1.05%, 11/14/03 (b). . . . . . . . . . .   10,000,000     9,996,208
1.05%, 11/20/03 (b). . . . . . . . . . .   10,800,000    10,794,015
1.05%, 11/25/03 (b). . . . . . . . . . .   12,413,000    12,404,311
                                                       ------------
                                                         43,191,295
                                                       ------------
                                                        155,379,017
                                                       ------------

                                                           2003 ANNUAL REPORT 75
--------------------------------------------------------------------------------

October  31,  2003

GARTMORE  MONEY  MARKET  FUND  (Continued)

COMMERCIAL  PAPER  (CONTINUED)

                                        PRINCIPAL
                                         AMOUNT        VALUE
----------------------------------------------------------------

AUTOMOBILES (2.7%)

VOLKSWAGEN OF AMERICA, INC. (2.7%)
1.05%, 11/07/03 (b) . . . . . . . . .  $30,000,000  $ 29,994,750
1.03%, 11/25/03 (b) . . . . . . . . .   15,951,000    15,940,047
                                                     -----------
                                                      45,934,797
                                                     -----------

----------------------------------------------------------------
BANKS - DOMESTIC (6.4%)

KBC FINANCIAL PRODUCTS INTERNATIONAL, LTD. (2.5%)
1.05%, 12/04/03 (b) . . . . . . . . .   41,822,000    41,781,746
                                                     -----------

PB FINANCE (DELAWARE) (3.9%)
1.06%, 11/03/03 . . . . . . . . . . .    2,000,000     1,999,882
1.08%, 11/05/03 . . . . . . . . . . .   15,467,000    15,465,144
1.07%, 11/21/03 . . . . . . . . . . .   20,000,000    19,988,111
1.09%, 12/04/03 . . . . . . . . . . .   19,217,000    19,197,799
1.11%, 01/13/04 . . . . . . . . . . .   10,000,000     9,977,492
                                                     -----------
                                                      66,628,428
                                                     -----------
                                                     108,410,174
                                                     -----------

----------------------------------------------------------------
BANKS - FOREIGN (5.3%)

HBOS TREASURY SERVICES (1.4%)
1.04%, 11/04/03 . . . . . . . . . . .    1,100,000     1,099,905
1.06%, 11/10/03 . . . . . . . . . . .    1,000,000       999,735
1.08%, 11/14/03 . . . . . . . . . . .    1,130,000     1,129,559
1.06%, 12/09/03 . . . . . . . . . . .    5,600,000     5,593,734
1.08%, 12/17/03 . . . . . . . . . . .   10,000,000     9,986,264
1.09%, 01/12/04 . . . . . . . . . . .    1,700,000     1,696,294
1.09%, 01/23/04 . . . . . . . . . . .    2,675,000     2,668,278
1.11%, 01/27/04 . . . . . . . . . . .    1,200,000     1,196,781
                                                     -----------
                                                      24,370,550
                                                     -----------

NORTHERN ROCK PLC (0.6%)
1.09%, 01/13/04 (b) . . . . . . . . .   10,000,000     9,977,897
                                                     -----------

SOCIETE GENERAL NORTH AMERICANA (1.1%)
1.03%, 11/10/03 . . . . . . . . . . .   15,000,000    14,996,156
1.05%, 12/05/03 . . . . . . . . . . .    2,984,000     2,981,041
                                                     -----------
                                                      17,977,197
                                                     -----------

SVENSKA HANDELSBANK, INC. (0.2%)
1.06%, 12/30/03 . . . . . . . . . . .    4,000,000     3,993,051
                                                     -----------

TORONTO-DOMINION HOLDINGS (USA) (0.9%)
1.04%, 11/04/03 . . . . . . . . . . .    5,000,000     4,999,569
1.07%, 12/08/03 . . . . . . . . . . .      959,000       957,950
1.09%, 12/15/03 . . . . . . . . . . .   10,000,000    10,000,059
                                                     -----------
                                                      15,957,578
                                                     -----------

WESTDEUTSCHE LANDESBANK GIRO (0.3%)
1.34%, 01/27/04 (b) . . . . . . . . .    5,000,000     4,983,808
                                                     -----------

WESTPAC CAPITAL CORP. (0.8%)
1.05%, 11/06/03 . . . . . . . . . . .   10,700,000    10,698,439
1.08% - 1.12%, 01/28/04 . . . . . . .    2,374,000     2,367,635
                                                     -----------
                                                      13,066,074
                                                     -----------
                                                      90,326,155
                                                     -----------

----------------------------------------------------------------
BROKER/DEALERS (3.4%)

BEAR STEARNS COS., INC. (2.2%)
1.06%, 12/01/03 . . . . . . . . . . .   20,000,000    19,982,333
1.07%, 12/03/03 . . . . . . . . . . .   10,000,000     9,990,489
1.10%, 01/26/04 . . . . . . . . . . .    8,000,000     7,978,978
                                                     -----------
                                                      37,951,800
                                                     -----------

MORGAN STANLEY DEAN
WITTER & CO. (1.2%)
1.05%, 11/03/03 . . . . . . . . . . .    1,356,000     1,355,921
1.05%, 11/17/03 . . . . . . . . . . .   18,239,000    18,230,488
                                                     -----------
                                                      19,586,409
                                                     -----------
                                                      57,538,209
                                                     -----------

----------------------------------------------------------------
BUILDING SOCIETY (3.4%)

YORKSHIRE BUILDING SOCIETY (3.4%)
1.05%, 01/07/04 . . . . . . . . . . .   30,000,000    29,941,375
1.11%, 01/12/04 . . . . . . . . . . .   15,000,000    14,966,700
1.11%, 02/09/04 . . . . . . . . . . .   12,000,000    11,963,000
                                                     -----------
                                                      56,871,075
                                                     -----------

----------------------------------------------------------------
DIVERSIFIED FINANCE (3.4%)

ABN AMRO NA FINANCE, INC. (0.3%)
1.09%, 01/14/04 . . . . . . . . . . .    3,500,000     3,492,194
1.09%, 01/26/04 . . . . . . . . . . .    1,200,000     1,196,890
                                                     -----------
                                                       4,689,084
                                                     -----------

COUNTRYWIDE HOME LOANS (1.2%)
1.02%, 11/05/03 . . . . . . . . . . .   20,000,000    19,997,622
                                                     -----------

GENERAL ELECTRIC CAPITAL CORP. (1.9%)
1.07%, 12/03/03 . . . . . . . . . . .    9,000,000     8,991,440
1.10%, 12/31/03 . . . . . . . . . . .   15,000,000    14,972,499
1.09%, 01/05/04 . . . . . . . . . . .    6,000,000     5,988,192
1.09%, 02/02/04 . . . . . . . . . . .    2,000,000     1,994,368
                                                     -----------
                                                      31,946,499
                                                     -----------

GENERAL ELECTRIC FINANCIAL ASSURANCE CORP. (0.0%)
1.07%, 11/03/03 (b) . . . . . . . . .      765,000       764,955
                                                     -----------
                                                      57,398,160
                                                     -----------

76 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT                       VALUE
----------------------------------------------------------------------------

FINANCE (1.2%)

ING US FUNDING (0.9%)
1.05%, 12/11/03. . . . . . . . . .  $15,000,000                 $ 14,982,500
                                                                 -----------

PRIVATE EXPORT FUNDING CORP. (0.3%)
0.98%, 12/18/03 (b). . . . . . . .    5,000,000                    4,993,603
                                                                 -----------
                                                                  19,976,103
                                                                 -----------

----------------------------------------------------------------------------
FINANCE - AUTOMOTIVE (0.2%)

AMERICAN HONDA FINANCE CORP. (0.2%)
1.02%, 11/03/03. . . . . . . . . .    2,972,000                    2,971,832
1.02%, 11/18/03. . . . . . . . . .    1,100,000                    1,099,470
                                                                 -----------
                                                                   4,071,302
                                                                 -----------

----------------------------------------------------------------------------
FINANCE - CONSUMER SALES (0.3%)

HOUSEHOLD FINANCE CORP. (0.3%)
1.00%, 03/05/04. . . . . . . . . .    5,000,000                    4,982,639
                                                                 -----------

----------------------------------------------------------------------------
INSURANCE (4.4%)

ALLIANZ FINANCE CORP. (1.0%)
1.07%, 12/05/03 (b). . . . . . . .   10,000,000                    9,989,895
1.07%, 12/17/03 (b). . . . . . . .      450,000                      449,385
1.09% - 1.10%, 01/09/04 (b). . . .    7,049,000                    7,034,174
                                                                 -----------
                                                                  17,473,454
                                                                 -----------

ING AMERICA INSURANCE HOLDINGS (2.3%)
1.06%, 11/10/03. . . . . . . . . .   14,000,000                   13,996,290
1.05% -1.07%, 12/19/03 . . . . . .   24,773,000                   24,737,824
                                                                 -----------
                                                                  38,734,114
                                                                 -----------

NEW YORK LIFE CAPITAL CORP. (1.1%)
1.04%, 12/03/03 (b). . . . . . . .   18,423,000                   18,405,969
                                                                 -----------
                                                                  74,613,537
                                                                 -----------

----------------------------------------------------------------------------
MULTIMEDIA (1.9%)

GANNETT CO. (1.9%)
1.05%, 11/04/03 (b). . . . . . . .   31,361,000                   31,358,256
                                                                 -----------

----------------------------------------------------------------------------
TRANSPORTATION (1.3%)

NETJETS, INC. (1.3%)
1.06%, 01/12/04 (b). . . . . . . .   22,500,000                   22,452,300
                                                                 -----------

----------------------------------------------------------------------------
UTILITY (1.2%)

FPL GROUP CAPITAL, INC. (1.2%)
1.09%, 11/07/03 (b). . . . . . . .   20,000,000                   19,996,367
                                                                 -----------

TOTAL COMMERCIAL PAPER                                         1,105,483,002
                                                                 -----------

FLOATING RATE NOTES (15.2%)

----------------------------------------------------------------------------
ASSET BACKED AUTO RECEIVABLE (0.6%)

CASTLE HILL III CLO LTD. (0.6%)
1.18%, 12/15/03 (c). . . . . . . .  $10,000,000                   10,000,000
                                                                 -----------

----------------------------------------------------------------------------
ASSET BACKED SECURITIES (7.5%)

CC USA, INC. (1.2%)
1.09%, 11/20/03 (b) (c). . . . . .   20,000,000                   20,000,000
                                                                 -----------

K2 (USA) LLC (2.0%)
1.09%, 11/28/03 (b) (c). . . . . .    5,000,000                    5,000,000
1.09%, 11/03/03 (b) (c). . . . . .   30,000,000                   30,000,000
                                                                 -----------
                                                                  35,000,000
                                                                 -----------

NEWCASTLE CDO, LTD. (0.6%)
1.15%, 11/24/03 (b) (c). . . . . .   10,000,000                   10,000,000
                                                                 -----------

NORTHLAKE CDO CLASS I-MM (1.2%)
1.23%, 12/06/03 (b) (c). . . . . .   20,000,000                   20,000,000
                                                                 -----------

SIGMA FINANCE INC. (1.2%)
1.06%, 11/28/03 (b) (c). . . . . .   15,000,000                   14,998,277
1.08%, 11/20/03 (b) (c). . . . . .    5,000,000                    4,999,400
                                                                 -----------
                                                                  19,997,677
                                                                 -----------

STANFIELD VICTORIA FUNDING LLC (1.3%)
1.11%, 11/17/03 (b) (c). . . . . .    6,000,000                    6,000,000
1.09%, 11/20/03 (b) (c). . . . . .   17,000,000                   16,999,311
                                                                 -----------
                                                                  22,999,311
                                                                 -----------
                                                                 127,996,988
                                                                 -----------

----------------------------------------------------------------------------
BANKS - DOMESTIC (0.8%)

WELLS FARGO & CO. (0.8%)
1.11%, 11/03/03 (c). . . . . . . .   13,000,000                   13,000,000
                                                                 -----------

----------------------------------------------------------------------------
BANKS - FOREIGN (1.9%)

HBOS TREASURY SERVICES (1.0%)
1.12%, 11/20/03 (b) (c). . . . . .   18,000,000                   18,000,000
                                                                 -----------

NORTHERN ROCK PLC (0.9%)
1.14%, 11/17/03 (b) (c). . . . . .   10,000,000                   10,000,000
1.15%, 01/16/04 (b) (c). . . . . .    5,000,000                    5,000,000
                                                                 -----------
                                                                  15,000,000
                                                                 -----------
                                                                  33,000,000
                                                                 -----------

----------------------------------------------------------------------------
BROKER / DEALERS (1.8%)

GOLDMAN SACHS GROUP, INC. (1.8%)
1.20%, 11/20/03 (c). . . . . . . .    5,000,000                    5,000,000
1.23%, 11/24/03 (c). . . . . . . .   25,000,000                   25,000,000
                                                                 -----------
                                                                  30,000,000
                                                                 -----------

                                                           2003 ANNUAL REPORT 77
--------------------------------------------------------------------------------

October  31,  2003

GARTMORE  MONEY  MARKET  FUND  (Continued)

FLOATING  RATE  NOTES  (CONTINUED)

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
---------------------------------------------------------------------------------
FINANCE - AUTOMOTIVE (1.1%)

AMERICAN HONDA FINANCE CORP. (1.1%)
1.09%, 11/20/03 (b) (c). . . . . . . . . . . . . . . .  $13,000,000  $ 13,000,000
1.09%, 11/20/03 (b) (c). . . . . . . . . . . . . . . .    5,000,000     5,000,000
                                                                     ------------
                                                                       18,000,000
                                                                     ------------

---------------------------------------------------------------------------------
FINANCIAL SERVICES - DIVERSIFIED (1.5%)

GENERAL ELECTRIC CAPITAL CORP. (1.5%)
1.20%, 11/10/03 (c). . . . . . . . . . . . . . . . . .   19,000,000    19,000,000
1.20%, 11/17/03 (c). . . . . . . . . . . . . . . . . .    7,000,000     7,000,000
                                                                     ------------
                                                                       26,000,000
                                                                     ------------

TOTAL FLOATING RATE NOTES                                             257,996,988
                                                                     ------------

U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS (12.0%)

FEDERAL FARM CREDIT BANK (1.7%)
1.00%, 06/09/04. . . . . . . . . . . . . . . . . . . .   15,000,000    15,000,000
1.20%, 06/09/04, Callable. . . . . . . . . . . . . . .   14,150,000    14,145,728
                                                                     ------------
                                                                       29,145,728
                                                                     ------------

---------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.8%)
1.48%, 10/01/04, Callable. . . . . . . . . . . . . . .   20,000,000    20,000,000
1.25%, 11/22/04, Callable. . . . . . . . . . . . . . .   10,000,000    10,000,000
                                                                     ------------
                                                                       30,000,000
                                                                     ------------

---------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (4.1%)
1.08%, 11/13/03. . . . . . . . . . . . . . . . . . . .   15,000,000    14,994,624
1.01%, 11/17/03. . . . . . . . . . . . . . . . . . . .    5,000,000     4,997,756
1.08%, 11/20/03. . . . . . . . . . . . . . . . . . . .   10,000,000     9,994,300
1.09%, 12/15/03. . . . . . . . . . . . . . . . . . . .    8,500,000     8,488,676
1.29%, 01/29/04. . . . . . . . . . . . . . . . . . . .    5,000,000     4,984,054
5.25%, 02/15/04. . . . . . . . . . . . . . . . . . . .   10,000,000    10,118,532
1.23%, 06/07/04. . . . . . . . . . . . . . . . . . . .      100,000        99,252
1.40%, 11/03/04, Callable. . . . . . . . . . . . . . .   10,000,000    10,000,000
1.50%, 11/16/04, Callable. . . . . . . . . . . . . . .    5,000,000     5,000,000
                                                                     ------------
                                                                       68,677,194
                                                                     ------------

---------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.4%)
1.08%, 11/12/03. . . . . . . . . . . . . . . . . . . .   20,076,000    20,069,415
1.13%, 03/22/04. . . . . . . . . . . . . . . . . . . .    5,000,000     4,977,714
1.25%, 07/07/04, Callable. . . . . . . . . . . . . . .   15,000,000    15,000,000
1.18%, 07/27/04, Callable. . . . . . . . . . . . . . .   10,000,000    10,000,000
1.20%, 08/23/04, Callable. . . . . . . . . . . . . . .   10,000,000    10,000,000
1.45%, 09/03/04, Callable. . . . . . . . . . . . . . .    5,000,000     5,000,000
1.53%, 09/24/04, Callable. . . . . . . . . . . . . . .   10,000,000    10,000,000
                                                                     ------------
                                                                       75,047,129
                                                                     ------------

TOTAL U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS                202,870,051
                                                                     ------------

CERTIFICATES OF DEPOSIT (4.0%)

---------------------------------------------------------------------------------
BANKS - DOMESTIC (3.0%)

STATE STREET CORP. (3.0%)
1.03%, 12/08/03. . . . . . . . . . . . . . . . . . . .  $10,000,000  $ 10,000,000
1.30%, 07/02/04, Callable. . . . . . . . . . . . . . .   25,000,000    25,000,000
1.23%, 07/06/04, Callable. . . . . . . . . . . . . . .   15,000,000    15,000,000
                                                                     ------------
                                                                       50,000,000
                                                                     ------------

---------------------------------------------------------------------------------
BANKS - FOREIGN (1.0%)

WESTDEUTSCHE LANDESBANK GIRO (1.0%)
1.05%, 06/07/04. . . . . . . . . . . . . . . . . . . .    5,000,000     5,000,000
1.18%, 08/31/04, Callable. . . . . . . . . . . . . . .   12,000,000    12,000,000
                                                                     ------------
                                                                       17,000,000
                                                                     ------------

TOTAL CERTIFICATES OF DEPOSIT                                          67,000,000
                                                                     ------------

TAXABLE MUNICIPAL BONDS (3.9%)

---------------------------------------------------------------------------------
ELECTRIC UTILITY (3.3%)

SOUTH CAROLINA PUBLIC SERVICE AUTHORITY (3.3%)
1.07%, 11/04/03. . . . . . . . . . . . . . . . . . . .    9,600,000     9,599,144
1.07%, 11/06/03. . . . . . . . . . . . . . . . . . . .   14,600,000    14,597,830
1.10%, 12/12/03. . . . . . . . . . . . . . . . . . . .    6,820,000     6,811,456
1.09%, 12/15/03. . . . . . . . . . . . . . . . . . . .   10,500,000    10,486,076
1.11%, 01/08/04. . . . . . . . . . . . . . . . . . . .   15,000,000    14,968,692
                                                                     ------------
                                                                       56,463,198
                                                                     ------------

---------------------------------------------------------------------------------
GOVERNMENTAL FINANCING (0.6%)

SUNSHINE STATE GOVERNMENTAL FINANCING COMMISSION (0.6%)
1.13%, 12/01/03. . . . . . . . . . . . . . . . . . . .    2,218,000     2,215,921
1.13%, 12/10/03. . . . . . . . . . . . . . . . . . . .    7,143,000     7,134,255
                                                                     ------------
                                                                        9,350,176
                                                                     ------------

TOTAL TAXABLE MUNICIPAL BONDS                                          65,813,374
                                                                     ------------

CORPORATE BONDS (0.3%)

ASSET BACKED BANK LOANS (0.2%)

SEAWEST SECURITIZATION LLC (0.2%)
1.40%, 08/20/04, Series 2003-A, Class A1, Callable (b)    2,850,271     2,850,271
                                                                     ------------

---------------------------------------------------------------------------------
FINANCIAL SERVICES (0.1%)

BRAZILIAN DIVERSIFIED PAYMENT RIGHTS (0.1%)
1.17%, 03/22/04, Series 2003-2A, Class 1 (b) . . . . .    2,500,000     2,500,000
                                                                     ------------

TOTAL CORPORATE BONDS                                                   5,350,271
                                                                     ------------

78 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

BANK  NOTES  (0.0%)

                                                      PRINCIPAL
                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------
FINANCE - AUTOMOTIVE (0.0%)
CAPITAL ONE PRIME AUTO RECEIVABLES TRUST (0.0%)
1.26%, 03/15/04. . . . . . . . . . . . . . . . . . .  $   28,883  $       28,883
                                                                  ---------------

TOTAL BANK NOTES                                                          28,883
                                                                  ---------------

TOTAL INVESTMENTS (COST $1,704,542,569) (A) - 100.6%               1,704,542,569

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%                       (10,892,334)
                                                                  ---------------

NET ASSETS - 100.0%                                               $1,693,650,235
                                                                  ---------------
                                                                  ---------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b) Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
(c) Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2003. The maturity date represents the next reset date for the security.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 79
--------------------------------------------------------------------------------

GARTMORE  MORLEY  ENHANCED  INCOME  FUND

Class  A  Shares  symbol:  NMEAX
Class  R  Shares  symbol:  GMERX
Institutional  Class  symbol:  NMEIX
Institutional  Service  Class  symbol:  NMESX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 1.31%* versus 2.13% for its benchmark, the Lipper Ultra-Short Bond Fund Index.

For broader comparison, the average return for this Fund's peer category (Corporate Debt Funds, BBB-Rated) was 10.06%, according to Lipper, an independent company that provides mutual fund data and analysis. This underperformance was due to the peer group funds' holding more corporate bonds and lower-rated bonds.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Intermediate bond yields were volatile and rose 50 basis points during the period. The yield on the five-year Treasury note climbed to a high of 3.61% at the beginning of September 2003. This hurt the Fund's performance relative to its benchmark, because the Fund holds longer-duration securities that are more significantly affected by rising interest rates. (Rising interest rates result in falling bond prices, and, in that environment, longer-duration assets fall farther than shorter-duration assets.)

Swap spreads also were very volatile during the period; July was a particularly difficult month because swap spreads widened by more than 30 basis points. This movement lowered the Fund's performance because the Fund's longer-duration assets also were more sensitive to widening spreads.

The Fund grew rapidly during the period, closing on Oct. 31, 2003, with total assets of $167 million, up from $69 million for the previous period.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings are diversified across a variety of high-quality asset classes, including commercial and residential mortgage-backed securities, as well as asset-backed securities. The top holdings are all rated either Aaa (Moody's) or AAA (S&P or Fitch) and represent the top-tier issuers within each applicable sector. All the Fund's holdings are selected to provide consistent and competitive performance in a wide variety of interest-rate environments. In addition, the Fund's futures hedging strategy is designed to reduce fluctuations in the Fund's net asset value by limiting the Fund's overall duration.

HOW  IS  THE  FUND  POSITIONED?

The Fund is positioned to provide stable performance in a variety of economic and interest-rate environments, including an anticipated rising interest-rate environment, which should accompany a recovering economy. This is facilitated by the Fund's use of low-duration securities (those that are less price-sensitive to interest-rate fluctuations) in combination with a limited futures hedging strategy, which should subdue the volatility of the net asset value. The high-quality securities that the Fund purchased during the period should help the Fund maintain a competitive yield and high credit quality. The Fund's hedged duration is targeted to remain between 0.5 and 1.0 years to take advantage of the steep yield curve, while limiting capital depreciation in a rising interest-rate environment.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Morley Capital Management.

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $166,861,278
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

80 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                       1 YR.   INCEPTION1
----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   1.31%        2.60%
                              w/SC3    -2.51%        1.59%
----------------------------------------------------------
Institutional Class4                    1.64%        3.01%
----------------------------------------------------------
Institutional Service Class4            1.50%        2.78%
----------------------------------------------------------
Class R4,5                              1.40%        2.63%
----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  29,  1999.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  3.75%  front-end  sales  charge  was  deducted.
4    Not  subject  to  any  sales  charges.
5 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  LIPPER ULTRA SHORT FUND INDEX    CPI
------------------------------------------------------------
12/29/1999    9,625                         10,000    10,000
10/31/2000    9,996                         10,540    10,339
10/31/2001   10,322                         11,260    10,559
10/31/2002   10,487                         11,498    10,772
10/31/2003   10,626                         11,743    10,992

Comparative performance of $10,000 invested in Class A shares of the Gartmore Morley Enhanced Income Fund, Lipper Ultra Short Fund Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2003 ANNUAL REPORT 81
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  MORLEY  ENHANCED  INCOME  FUND

ASSET  BACKED  SECURITIES  (31.7%)

                                                       PRINCIPAL
                                                         AMOUNT       VALUE
------------------------------------------------------------------------------

AGENCY WRAPPED (4.8%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (2.4%)
Series T-47, Class A3, 2.47%, 08/27/07. . . . . . . .  $2,000,000  $ 2,009,831
Series T-50, Class A7, 3.55%, 10/27/31. . . . . . . .   2,000,000    2,000,861
                                                                   -----------
                                                                     4,010,692
                                                                   -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.4%)
Series 2003-T3, Class 2-A-2, 2.31%, 12/25/23. . . . .   4,000,000    4,023,815
                                                                   -----------
                                                                     8,034,507
                                                                   -----------

------------------------------------------------------------------------------
CREDIT CARDS (11.1%)
Chase Credit Card Master Trust, Series 03-1,
Class A, 1.17%, 04/15/08 (b). . . . . . . . . . . . .   4,000,000    4,001,701
Citibank Credit Card Master Trust, Series 1999-5 A,
6.10%, 05/15/08 . . . . . . . . . . . . . . . . . . .   3,000,000    3,269,115
Discover Master Card Trust 2002-2A, 5.15%, 10/15/09 .   2,000,000    2,136,946
First USA Credit Card Trust, Series 1997-7,
Class A, 1.22%, 05/17/07 (b). . . . . . . . . . . . .   5,000,000    5,000,800
MBNA Master Credit Card Trust, Series 1998-F,
Class A, 1.24%, 02/15/08 (b). . . . . . . . . . . . .   4,100,000    4,103,968
                                                                   -----------
                                                                    18,512,530
                                                                   -----------

------------------------------------------------------------------------------
MORTGAGE BACKED (15.8%)
Centex 2003- C AF2, 2.92%, 05/25/21 . . . . . . . . .   3,000,000    3,023,239
Chase Funding Mortgage Loan, Series 2002-1,
Class A3, 5.04%, 12/25/23 . . . . . . . . . . . . . .   1,000,000    1,011,087
Chase Funding Mortgage Loan, Series 2002-4,
Class 1A2, 2.81%, 10/25/17. . . . . . . . . . . . . .   1,000,000    1,006,172
Chase Funding Mortgage Loan, Series 2003-1,
Class 1A2, 2.55%, 12/25/17. . . . . . . . . . . . . .   2,000,000    2,007,539
Chase Funding Mortgage Loan, Series 2003-4,
Class 1A2, 2.14%, 05/25/36, 2.14%, 5/25/36. . . . . .   4,000,000    3,978,230
Countrywide Securities, Series 2002-SC1,
Class A2, 3.33%, 06/25/17 . . . . . . . . . . . . . .   2,000,000    2,014,915
Equity One, Inc., Series 2003-2, Class AF-2,
2.41%, 09/25/33 . . . . . . . . . . . . . . . . . . .   3,000,000    3,006,785
Residential Asset Mortgage Products, Inc.,
Series 2003-RS5, Class A13, 2.59%, 10/25/28 . . . . .   3,000,000    2,948,448
Residential Asset Mortgage Products, Inc.,
Series 2002-RS6, Class AI3, 3.82%, 01/25/28 . . . . .   2,500,000    2,549,752
Residential Asset Securities Corp., Series 2002-KS8,
Class A3, 3.69%, 03/25/27 . . . . . . . . . . . . . .   2,000,000    2,034,306
Residential Asset Securities Corp., Series 2003-KS7,
Class AI3, 3.37%, 12/25/28. . . . . . . . . . . . . .   3,000,000    3,016,226
                                                                   -----------
                                                                    26,596,699
                                                                   -----------

TOTAL ASSET BACKED SECURITIES                                       53,143,736
                                                                   -----------

U.S.  GOVERNMENT  AGENCIES  -  MORTGAGES  (19.1%)

                                               PRINCIPAL
                                                 AMOUNT       VALUE
----------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (2.7%)
6.50%, 06/01/14, Pool #E00678 . . . . . . . .  $  560,587  $   588,497
6.00%, 07/01/16, Pool #E00991 . . . . . . . .     694,744      722,214
5.00%, 08/01/17, Pool #E90983 . . . . . . . .     929,149      943,913
4.50%, 09/01/17, Pool #E91523 . . . . . . . .   1,669,217    1,665,268
5.00%, 09/01/17, Pool #E91316 . . . . . . . .     587,569      596,906
                                                           -----------
                                                             4,516,798
                                                           -----------

----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (16.4%)
6.50%, 02/01/09, Pool #190255 . . . . . . . .     475,715      502,235
5.00%, 04/01/09, Pool #254325 . . . . . . . .     388,351      396,912
5.50%, 04/01/09, Pool #254256 . . . . . . . .     305,334      312,482
5.00%, 05/01/09, Pool #254349 . . . . . . . .     857,936      876,850
5.00%, 08/01/09, Pool #254437 . . . . . . . .     959,201      980,347
6.00%, 06/01/16, Pool #253845 . . . . . . . .     794,591      826,567
6.00%, 12/01/16, Pool #254089 . . . . . . . .   1,275,893    1,327,237
6.00%, 01/01/17, Pool #545415 . . . . . . . .   1,104,882    1,149,344
5.50%, 02/01/17, Pool #254195 . . . . . . . .   2,063,909    2,125,698
5.50%, 02/01/17, Pool #625178 . . . . . . . .   2,010,974    2,071,177
5.00%, 03/01/17, Pool #619092 . . . . . . . .   1,608,499    1,635,640
5.00%, 03/01/17, Pool #634766 . . . . . . . .   1,767,936    1,796,252
5.00%, 09/01/17, Pool #545901 . . . . . . . .   4,156,958    4,223,538
4.50%, 02/01/18, Pool #683124 . . . . . . . .   1,802,071    1,801,683
4.50%, 04/01/18, Pool #695871 . . . . . . . .   4,681,329    4,680,321
4.00%, 07/01/18, Pool #721608 . . . . . . . .   2,931,011    2,856,599
                                                           -----------
                                                            27,562,882
                                                           -----------

TOTAL U.S. GOVERNMENT AGENCIES - MORTGAGES                  32,079,680
                                                           -----------

COMMERCIAL  MORTGAGE  BACKED  SECURITIES  (18.2%)

Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2001-TOP4, Class A1, 5.06%, 11/15/16
                                                        1,876,907  1,969,822
Bear Stearns Commercial Mortgage Securities,
Series 2001-TOP2, Class A1, 6.08%, 02/15/35
                                                        2,745,010  2,958,978
Chase Commercial Mortgage Securities Corp.,
Series 1998-2, Class A2, 6.39%, 11/18/30
                                                        2,000,000  2,217,348
Chase Commercial Mortgage Securities Corp.,
Series 1998-2, Class A1, 6.03%, 11/18/30
                                                          636,698    679,758
First Union - Lehman Brothers - Bank of America,
Series1998-C2, Class A2, 6.56%, 11/18/35
                                                        2,000,000  2,227,027
J.P. Morgan Chase Commercial Mortgage SecuritiesCorp.,
Series 2001-CIB3, Class A2, 6.04%, 11/15/35
                                                        1,000,000  1,085,713
LB-UBS Commercial Mortgage Trust,
Series 2002-C7, Class A1, 3.17%, 12/15/26
                                                        1,753,079  1,772,878
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP1,
Class A3, 6.46%, 02/15/33
                                                        2,450,000  2,702,533
Morgan Stanley Dean Witter CapitaI,
Series 2002-HQ,Class A2, 6.09%, 04/15/34
                                                        1,250,000  1,365,744
Morgan Stanley Dean Witter Capital I,
Series 2003-TOP9,Class A1, 3.98%, 11/13/36
                                                        2,918,245  2,912,806

82 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------

Morgan Stanley Dean Witter Capital I,
Series 2003-T11,
Class A2, 3.26%, 06/13/41 . . . . . . . . . . . . .  $2,948,821  $  2,956,831
Morgan Stanley Dean Witter,
Series 2001-TOP3,
Class A1, 5.31%, 07/15/33 . . . . . . . . . . . . .   1,354,200     1,419,655
Morgan Stanley Dean Witter,
Series 2001-TOP5,
Class A1, 5.02%, 10/15/35 . . . . . . . . . . . . .   2,377,310     2,489,362
Morgan Stanley Dean Witter,
Series 2002-HQ,
Class A1, 4.59%, 04/15/34 . . . . . . . . . . . . .     390,345       405,037
Morgan Stanley Dean Witter,
Series 2002-IQ2,
Class A1, 4.09%, 12/15/35 . . . . . . . . . . . . .     810,840       834,984
Prudential Commercial Mortgage
Trust of America,
Series 2003-PWR1,
Class A1, 3.67%, 02/11/36 . . . . . . . . . . . . .   2,440,005     2,400,843
                                                                 ------------

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES                        30,399,319
                                                                 ------------

COLLATERIZED MORTGAGE OBLIGATIONS (13.6%)

BANK HOLDINGS COMPANIES (1.9%)
Residential Asset Securities Corp.,
Series 2003-S11,
Class A1, 2.50%, 06/25/18 . . . . . . . . . . . . .   2,897,425     2,845,235
Washington Mutual, Series 2001-AR4,
Class A4, 4.65%, 12/25/31 . . . . . . . . . . . . .     268,358       269,104
                                                                 ------------
                                                                    3,114,339
                                                                 ------------

-----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (6.9%)
Series 2011, Class KC, 3.50%, 01/15/17. . . . . . .   2,874,867     2,850,990
Series 2013, Class PA, 3.25%, 05/15/18. . . . . . .   2,877,387     2,824,209
Series 2604, Class GA, 4.50%, 01/15/18. . . . . . .   2,952,182     3,008,762
Series 2630, Class JA, 3.00%, 06/15/18. . . . . . .   2,912,663     2,878,446
                                                                 ------------
                                                                   11,562,407
                                                                 ------------

-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.8%)
Series 2003-14, Class AN, 3.50%, 03/25/33 . . . . .   3,262,808     3,279,350
Series 2003-57, Class NB, 3.00%, 06/25/18 . . . . .   2,881,047     2,828,540
Series 2003-75, Class NB, 3.25%, 08/25/18 . . . . .   1,957,655     1,947,999
                                                                 ------------
                                                                    8,055,889
                                                                 ------------

TOTAL COLLATERIZED MORTGAGE OBLIGATIONS                            22,732,635
                                                                 ------------

U.S. GOVERNMENT AGENCIES (7.3%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (1.2%)
5.13%, 02/13/07 . . . . . . . . . . . . . . . . . .   2,000,000     2,021,988
                                                                 ------------

-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.1%)
2.88%, 10/15/05 . . . . . . . . . . . . . . . . . .   5,000,000     5,081,100
2.52%, 02/27/06 . . . . . . . . . . . . . . . . . .   3,000,000     3,009,711
6.40%, 05/14/09 . . . . . . . . . . . . . . . . . .   2,000,000     2,049,744
                                                                 ------------
                                                                   10,140,555
                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCIES                                     12,162,543
                                                                 ------------

COMMERCIAL PAPER (4.5%)

PERSONAL CREDIT INSTITUTIONS (4.5%)
Citigroup, 1.04%, 11/20/03. . . . . . . . . . . . .  $5,000,000     4,997,282
General Electric Capital Corporation,
1.06%, 11/14/03 . . . . . . . . . . . . . . . . . .   2,500,000     2,499,052
                                                                 ------------

TOTAL COMMERCIAL PAPER                                              7,496,334
                                                                 ------------

CORPORATE BONDS (0.9%)

FINANCIAL SERVICES (0.9%)
Associates Corp. of North America, 5.50%, 02/15/04.     750,000       759,120
Norwest Financial, Inc., 7.20%, 04/01/04. . . . . .     700,000       716,461
                                                                 ------------

TOTAL CORPORATE BONDS                                               1,475,581
                                                                 ------------

REPURCHASE AGREEMENTS (4.4%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $3,713,523
(Fully collateralized by AA Rated Corporate Bonds).   3,713,232     3,713,232

Lehman Brothers, Inc., 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $687,686
(Fully collateralized by U.S. Agency Securities). .     687,632       687,632

Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $2,970,819
(Fully collateralized by AA Rated Corporate Bonds).   2,970,586     2,970,586
                                                                 ------------

TOTAL REPURCHASE AGREEMENTS                                         7,371,450
                                                                 ------------

TOTAL INVESTMENTS (COST $166,875,450) (A) - 99.7%                 166,861,278

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                          503,399
                                                                 ------------

NET ASSETS - 100.0%                                              $167,364,677
                                                                 ------------
                                                                 ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b) Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2003.

At  October  31,  2003, the Fund's open short futures contracts were as follows:

                                                      MARKET       UNREALIZED
                                                  VALUE COVERED   APPRECIATION
NUMBER OF CONTRACTS  SHORTCONTRACTS*  EXPIRATION   BY CONTRACTS  (DEPRECIATION)
-------------------------------------------------------------------------------
                340  U.S. Treasury
                     5 Year Note . .   12/19/03  $  38,016,250  $     (873,906)
                 50  U.S. Treasury
                     2 Year Note . .   12/19/03     21,446,875        (189,063)
                                                                ---------------
                                                                $   (1,062,969)
                                                                ---------------
                                                                ---------------

*     Cash  pledged  as  collateral.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 83
--------------------------------------------------------------------------------

GARTMORE  MORLEY  CAPITAL  ACCUMULATION  FUND

Class  A  Shares  symbol:  MCAPX
Institutional  Class  symbol:  MCAIX
IRA  Class  symbol:  NMIRX
Service  Class  symbol:  MCAFX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund outperformed, returning 2.99% (IRA class) versus 0.70% for its benchmark, the Lipper Money Market Fund Index.

For broader comparison, the average return for this Fund's peer category (Short-Intermediate Investment-Grade Debt Funds) was 4.06%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  INFLUENCED PERFORMANCE?

The Federal Reserve cut short-term interest rates to 1.25% from 1.75% on Nov. 6, 2002, and then to 1.00% on June 23, 2003, a level that it has maintained since then, and which produced a more steeply sloped yield curve. Intermediate-bond yields were volatile and rose 50 basis points during the period. The yield on the five-year Treasury note reached a high of 3.61% at the beginning of September 2003 and fell to a low of 2.03% in mid-June 2003 before closing the period at 3.24%.

The Fund's assets grew at a time when rates were declining; this cash influx had to be reinvested at a lower rate. The Fund remained competitive (relative to its benchmark) by maintaining a yield advantage and extending along a steep yield curve with investments in high-quality-fixed-income assets.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings are diversified across a variety of high-quality asset classes, including commercial and residential mortgage-backed securities, as well as asset-backed securities. The top holdings are all rated either Aaa (Moody's) or AAA (S&P or Fitch) and represent the top-tier issuers within each applicable sector. All the Fund's holdings are selected to provide consistent and competitive performance in a wide variety of interest-rate environments. In addition, the Fund's book value maintenance agreements (or "wrap contracts") enable the Fund to maintain net asset value at a constant $10.00 per share even as interest rates fluctuate.

HOW  IS  THE  FUND  POSITIONED?

The Fund is positioned to provide stable performance in a variety of economic and interest-rate environments, including an anticipated rising interest-rate environment, which normally accompanies a recovering economy. This is facilitated by the Fund's book value wrap contracts, which allow the Fund to maintain a stable net asset value. The high-quality securities that the Fund purchased during the period should help the Fund maintain a competitive yield and high credit quality. The Fund's duration is positioned at 2.80 years to take advantage of the steep yield curve while providing the flexibility to benefit from expected rising interest rates.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Morley Capital Management.

PORTFOLIO  MARKET  VALUE  $672,949,343
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

84 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                      1 YR.   INCEPTION1
---------------------------------------------------------
Class A2. . . . . . . . . .  w/o SC3   3.02%        4.67%
                             w/SC4    -0.08%        4.00%
---------------------------------------------------------
Service Class Shares5                  3.05%        4.69%
---------------------------------------------------------
Institutional Class Shares5            3.41%        5.09%
---------------------------------------------------------
IRA Shares5                            2.99%        4.67%
---------------------------------------------------------

1     Fund  commenced  operations  on  February  1,  1999.
2 These returns until the creation of Class A shares (7/16/03) include the performance of the Fund's IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as the IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.
3    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
4    A  3.00%  front-end  sales  charge  was  deducted.
5    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              LIPPER
               SERVICE     MONEY MARKET
DATE            CLASS       FUND INDEX     CPI
-------------------------------------------------
2/1/1999 .         10,000        10,000    10,000
10/31/1999         10,360        10,344    10,237
10/31/2000         10,931        10,946    10,590
10/31/2001         11,548        11,436    10,816
10/31/2002         12,060        11,605    11,035
10/31/2003         12,431        11,687    11,260


Comparative performance of $10,000 invested in the Gartmore Morley Capital Accumulation Fund, the Lipper Money Market Fund Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The Lipper Money Market Fund Index generally reflects the return on selected money market mutual funds maintaining a constant price per share.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2003 ANNUAL REPORT 85
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  MORLEY  CAPITAL  ACCUMULATION  FUND

ASSET  BACKED  SECURITIES  (29.1%)

                                              PRINCIPAL
                                               AMOUNT        VALUE
----------------------------------------------------------------------

AGENCY ABS (2.5%)
Federal Home Loan Mortgage Corp.,
4.16%, 08/27/12, Series T-47. . . . . . . .  $ 2,000,000  $  2,011,999
Federal National Mortgage Association,
4.03%, 08/25/29, Series 2001-W4 . . . . . .      565,575       565,597
Federal National Mortgage Association,
2.87%, 11/25/29, Series 2003-T3 . . . . . .    4,000,000     4,036,481
Federal National Mortgage Association,
4.08%, 11/25/32, Series 2002-W11. . . . . .    2,000,000     2,066,416
Federal National Mortgage Association,
4.24%, 02/25/33, Series 2002-W12. . . . . .    3,000,000     3,062,927
FHLMC Structured Pass Through Securities,
3.55%, 10/27/31, Series T-50. . . . . . . .    5,000,000     5,002,151
                                                           -----------
                                                            16,745,571
                                                           -----------

----------------------------------------------------------------------
CREDIT CARDS (8.6%)
Chase Credit Card Master Trust,
5.50%, 11/17/08, Series 2001-4, . . . . . .    5,000,000     5,382,587
Citibank Credit Card Master Trust Issue,
6.10%, 05/15/08, Series 1999-5. . . . . . .    5,000,000     5,448,526
Citibank Credit Card Master Trust Issue,
2.90%, 05/17/10, Series 2003-A6 . . . . . .    8,000,000     7,776,162
Citibank Credit Card Master Trust Issue,
5.88%, 03/10/11, Series 1999-2. . . . . . .    4,000,000     4,418,362
Discover Card Master Trust I,
6.05%, 08/18/08, Series 1996-3. . . . . . .    7,000,000     7,561,919
Discover Card Master Trust I,
5.15%, 10/15/09, Series 2002-2. . . . . . .   10,000,000    10,684,731
Fleet Credit Card Master Trust II,
5.60%, 12/15/08, Series 2001-B. . . . . . .    4,011,000     4,294,621
MBNA Credit Card Master Note Trust,
5.75%, 10/15/08, Series 2001-A1 . . . . . .    5,000,000     5,391,762
MBNA Master Credit Card Trust,
5.90%, 08/15/11, Series 1999-B. . . . . . .    4,945,000     5,447,706
                                                           -----------
                                                            56,406,376
                                                           -----------

----------------------------------------------------------------------
HOME EQUITY LOANS (18.0%)
Centex Home Equity,
3.71%, 10/25/23, Series 2002-D. . . . . . .    5,000,000     5,090,449
Centex Home Equity,
3.56%, 06/25/25, Series 2002-C. . . . . . .    3,925,000     3,981,503
Centex Home Equity,
2.29%, 11/25/27, Series 2003-B. . . . . . .    3,900,000     3,826,519
Centex Home Equity,
3.69%, 03/27/28, Series 2003-C. . . . . . .    6,600,000     6,707,839
Chase Funding Loan Acquisition Trust,
5.39%, 05/25/28, Series 2001-AD1. . . . . .    5,000,000     5,094,515
Chase Funding Loan Acquisition Trust,
2.98%, 02/25/30, Series 2003-C1 . . . . . .    2,300,000     2,191,043
Chase Funding Mortgage Loan,
3.14%, 07/25/23, Series 2003-1. . . . . . .    5,000,000     5,028,808
Chase Funding Mortgage Loan,
5.04%, 12/25/23, Series 2002-1. . . . . . .    2,000,000     2,022,173
Chase Funding Mortgage Loan,
2.14%, 05/25/36,Series 2003-4 . . . . . . .    8,000,000     7,956,458
Chase Funding Mortgage Loan Asset Backed,
2.86%, 03/25/07, Series 2003-2. . . . . . .    4,000,000     4,010,589
Countrywide Home Loans, 4.96%,
05/25/32, Series 2002-SC1 . . . . . . . . .    2,000,000     2,010,709
Equity One, Inc., 2.41%, 09/25/33,
Series 2003-2 . . . . . . . . . . . . . . .    2,000,000     2,004,524
Equity One, Inc., 2.74%, 12/25/33,
Series 2003-3 . . . . . . . . . . . . . . .    8,000,000     7,981,190
Residential Asset Mortgage Products, Inc.,
3.82%, 01/25/28, Series 2002-RS6. . . . . .    4,500,000     4,589,554
Residential Asset Mortgage Products, Inc.,
3.24%, 01/25/29, Series 2003-RS2. . . . . .    6,000,000     6,009,088
Residential Asset Mortgage Products, Inc.,
3.49%, 08/25/29, Series 2003-RZ1. . . . . .    5,730,000     5,796,054
Residential Asset Mortgage Products, Inc.,
3.70%, 09/25/31, Series 2003-RS5. . . . . .   10,000,000     9,756,790
Residential Asset Securities Corp.,
3.58%, 12/25/26, Series 2002-KS6. . . . . .    4,000,000     4,072,290
Residential Asset Securities Corp.,
5.23%, 06/25/27, Series 2002-KS2. . . . . .    2,000,000     2,027,204
Residential Asset Securities Corp.,
2.66%, 11/25/28, Series 2003-KS2. . . . . .    6,000,000     5,963,545
Residential Asset Securities Corp.,
3.37%, 12/25/28, Series 2003-KS7. . . . . .    8,000,000     8,043,268
Residential Asset Securities Corp.,
4.58%, 12/25/30, Series 2002-KS6. . . . . .    9,000,000     9,161,343
Residential Funding Mortgage Securities,
4.36%, 08/25/17, Series 2002-HS3. . . . . .    5,000,000     5,008,247
                                                           -----------
                                                           118,333,702
                                                           -----------

TOTAL ASSET BACKED SECURITIES                              191,485,649
                                                           -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%)

Citicorp Mortgage Securities, Inc.,
5.50%, 02/25/32, Series 2002-2 . . . . . .        41,874        41,839
Countrywide Home Loans,
5.25%, 08/25/32, Series 2002-12 . . . . . .      410,520       410,804
Countrywide Home Loans,
4.00%, 03/25/33, Series 2003-2. . . . . . .    3,953,626     3,911,181
Residential Asset Securitization Trust,
4.25%, 03/25/33, Series 2003-A1 . . . . . .    5,313,010     5,377,773
Residential Funding Mortgage Securities,
2.50%, 06/25/18, Series 2003-S11. . . . . .    5,794,850     5,690,470
                                                           -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                   15,432,067
                                                           -----------

86 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

COMMERCIAL  MORTGAGE  BACKED  SECURITIES  (22.9%)

                                                      PRINCIPAL
                                                       AMOUNT                    VALUE
------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities Corp.,
3.97%, 11/11/35, Series 2002-PBW1 . . . . . . . . .  $ 6,825,839              $  6,846,328
Bear Stearns Commercial Mortgage Securities Corp.,
4.06%, 08/15/38, Series 2002-TOP8 . . . . . . . . .    2,828,741                 2,839,885
Bear Stearns Commercial Mortgage Securities Corp.,
6.08%, 02/15/35, Series 2001-TOP2 . . . . . . . . .    9,150,034                 9,863,260
Bear Stearns Commercial Mortgage Securities, Inc.,
5.06%, 11/15/16, Series 2001-TOP4 . . . . . . . . .    6,569,175                 6,894,377
Bear Stearns Commercial Mortgage Securities, Inc.,
5.92%, 10/15/36, Series 2002-TOP6 . . . . . . . . .    5,543,484                 6,015,192
Chase Commercial Mortgage Securities Corp.,
6.39%, 11/18/30, Series 1998-2. . . . . . . . . . .    4,000,000                 4,434,695
Chase Commercial Mortgage Securities Corp.,
6.03%, 11/18/30, Series 1998-2. . . . . . . . . . .    3,156,552                 3,370,033
First Union - Lehman Brothers - Bank of America,
6.56%, 11/18/35, Series 1998-C2 . . . . . . . . . .    7,000,000                 7,794,594
First Union National Bank Commercial Mortgage,
5.59%, 02/12/34, Series 2002-C1 . . . . . . . . . .    5,481,118                 5,846,298
JP Morgan Chase Commercial Mortgage,
6.18%, 10/15/35, Series 1999-C7 . . . . . . . . . .    2,819,078                 3,032,096
JP Morgan Chase Commercial Mortgage,
6.04%, 11/15/35, Series 2001-CIB3 . . . . . . . . .    4,000,000                 4,342,854
JP Morgan Chase Commercial Mortgage,
2.89%, 08/12/40, Series 2003-PM1A . . . . . . . . .    5,683,029                 5,699,355
LB-UBS Commercial Mortgage Trust,
4.87%, 12/15/25, Series 2001-C7 . . . . . . . . . .    5,288,540                 5,527,476
LB-UBS Commercial Mortgage Trust,
5.64%, 12/15/25, Series 2001-C7 . . . . . . . . . .    7,576,286                 8,114,486
LB-UBS Commercial Mortgage Trust,
3.17%, 12/15/26, Series 2002-C7 . . . . . . . . . .    4,382,698                 4,432,194
Morgan Stanley Capital I,
6.97%, 04/15/33, Series 1999-LIFE . . . . . . . . .    2,672,368                 2,929,046
Morgan Stanley Capital I,
3.02%, 04/15/38, Series 2003-IQ5. . . . . . . . . .   11,890,640                11,864,912
Morgan Stanley Capital I,
3.26%, 06/13/41, Series 2003-T11. . . . . . . . . .    5,897,642                 5,913,663
Morgan Stanley Dean Witter Capital I,
6.32%, 02/15/33, Series 2001-TOP1 . . . . . . . . .    4,954,233                 5,360,416
Morgan Stanley Dean Witter Capital I,
6.46%, 02/15/33, Series: 2001-TOP1. . . . . . . . .    4,525,000                 4,991,413
Morgan Stanley Dean Witter Capital I,
5.31%, 07/15/33, Series 2001-TOP3 . . . . . . . . .    3,385,501                 3,549,137
Morgan Stanley Dean Witter Capital I,
6.01%, 07/15/33, Series 2001-TOP3 . . . . . . . . .    2,690,424                 2,901,511
Morgan Stanley Dean Witter Capital I,
4.59%, 04/15/34, Series 2002-HQ . . . . . . . . . .      780,689                   810,073
Morgan Stanley Dean Witter Capital I,
6.09%, 04/15/34, Series 2002-HQ . . . . . . . . . .    4,000,000                 4,370,381
Morgan Stanley Dean Witter Capital I,
5.02%, 10/15/35, Series 2001-TOP5 . . . . . . . . .    1,584,873                 1,659,575
Morgan Stanley Dean Witter Capital I,
5.90%, 10/15/35, Series 2001-TOP5 . . . . . . . . .    5,000,000                 5,428,097
Morgan Stanley Dean Witter Capital I,
4.09%, 12/15/35, Series 2002-IQ2. . . . . . . . . .    8,108,402                 8,349,843
Morgan Stanley Dean Witter Capital I,
3.98%, 11/13/36, Series 2003-TOP9 . . . . . . . . .    2,431,871                 2,427,338
Morgan Stanley Dean Witter Capital I
5.38%, 01/15/39, Series 2002-TOP7 . . . . . . . . .    5,061,448                 5,366,306
                                                                              ------------

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES                                    150,974,834
                                                                              ------------

CORPORATE BONDS (4.1%)

FINANCIAL SERVICES (4.1%)
Associates Corp. of North America, 6.25%, 11/01/08.    3,000,000                 3,345,381
Bank of America Corp., 5.75%, 03/01/04, Series H. .      950,000                   963,774
Citigroup, Inc., 3.50%, 02/01/08. . . . . . . . . .    5,000,000                 4,996,185
Commercial Credit Co., 6.50%, 08/01/04. . . . . . .    1,000,000                 1,036,939
General Electric Capital Corp.,
6.50%, 12/10/07, Series A . . . . . . . . . . . . .    3,075,000                 3,435,556
General Electric Capital Corp., 4.25%, 01/15/08 . .    3,000,000                 3,088,968
General Electric Capital Corp., 4.63%, 09/15/09,
Series A. . . . . . . . . . . . . . . . . . . . . .    2,000,000                 2,065,156
Morgan Stanley Dean Witter, 5.63%, 01/20/04 . . . .      850,000                   857,842
Nationsbank Corp., 6.38%, 02/15/08. . . . . . . . .    5,000,000                 5,535,210
Wachovia Corp., 6.70%, 06/21/04 . . . . . . . . . .    1,400,000                 1,447,558
                                                                              ------------

TOTAL CORPORATE BONDS                                                           26,772,569
                                                                              ------------

U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS (2.2%)

FEDERAL HOME LOAN BANK (0.2%)
7.00%, 11/17/06, Series SU06, Callable
11/17/03 @100 . . . . . . . . . . . . . . . . . . .    1,000,000                 1,002,103
                                                                              ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (2.0%)
4.20%, 11/07/05, Callable
11/07/03 @ 100. . . . . . . . . . . . . . . . . . .    2,500,000                 2,500,770
2.52%, 02/27/06, Callable
02/27/04 @ 100. . . . . . . . . . . . . . . . . . .    8,000,000                 8,025,896
5.13%, 02/13/07, Callable
02/13/04 @ 100. . . . . . . . . . . . . . . . . . .    3,000,000                 3,032,982
                                                                              ------------
                                                                                13,559,648
                                                                              ------------

TOTAL U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS                          14,561,751
                                                                              ------------

U.S. GOVERNMENT SPONSORED MORTGAGE-BACKED OBLIGATIONS (34.7%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (18.2%)
4.50%, 08/01/10, Pool M80834. . . . . . . . . . . .    8,862,044                 8,981,646
5.00%, 05/15/14, Series 2467. . . . . . . . . . . .    1,652,340                 1,686,243
6.50%, 06/01/14, Pool E00678. . . . . . . . . . . .      834,916                   876,485
3.50%, 12/15/14, Series 2677. . . . . . . . . . . .    7,951,697                 7,905,504
7.00%, 10/01/15, Pool E81594. . . . . . . . . . . .      325,301                   344,744
4.00%, 01/15/16, Series 2602. . . . . . . . . . . .    8,000,000                 7,968,759

                                                           2003 ANNUAL REPORT 87
--------------------------------------------------------------------------------

October  31,  2003

GARTMORE  MORLEY  CAPITAL  ACCUMULATION  FUND  (Continued)

U.S.  GOVERNMENT  SPONSORED  MORTGAGE-BACKED  OBLIGATIONS  (CONTINUED)

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (continued)
3.50%, 03/15/16, Series 2619 . . . . . . . . . . .  $ 2,883,000  $  2,847,820
4.00%, 05/15/16, Series 2675 . . . . . . . . . . .    7,958,384     7,973,862
6.00%, 06/01/16, Pool E00985 . . . . . . . . . . .    1,183,624     1,230,424
4.00%, 06/15/16, Series 2670 . . . . . . . . . . .    7,934,458     7,915,216
6.00%, 11/01/16, Pool E01072 . . . . . . . . . . .    2,118,926     2,202,706
5.50%, 01/01/17, Pool E01084 . . . . . . . . . . .    2,684,187     2,764,966
3.50%, 01/15/17, Series 2611 . . . . . . . . . . .    6,708,024     6,652,309
6.00%, 05/01/17, Pool E01140 . . . . . . . . . . .      848,781       882,202
5.00%, 08/01/17, Pool E90983 . . . . . . . . . . .    1,238,866     1,258,551
5.00%, 09/01/17, Pool E91376 . . . . . . . . . . .    1,700,877     1,727,904
5.00%, 09/01/17, Pool E91316 . . . . . . . . . . .    2,350,278     2,387,623
5.00%, 09/01/17, Pool E01207 . . . . . . . . . . .    2,352,586     2,389,968
5.00%, 09/01/17, Pool E91228 . . . . . . . . . . .    6,754,559     6,861,887
4.50%, 12/01/17, Pool E01305 . . . . . . . . . . .    5,010,091     4,998,241
5.00%, 12/01/17, Pool E92995 . . . . . . . . . . .    3,685,741     3,744,306
4.50%, 01/01/18, Pool E01304 . . . . . . . . . . .    5,268,966     5,256,504
4.50%, 01/15/18, Series 2664 . . . . . . . . . . .    7,872,486     8,023,367
4.50%, 04/01/18, Pool E95559 . . . . . . . . . . .    4,663,863     4,655,570
4.50%, 05/01/18, Pool E95904 . . . . . . . . . . .    4,307,045     4,299,387
3.25%, 05/15/18, Series 2613 . . . . . . . . . . .    3,836,516     3,765,612
3.00%, 06/15/18, Series 2630 . . . . . . . . . . .    9,708,875     9,594,818
                                                                 -------------
                                                                  119,196,624
                                                                 -------------

------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (15.5%)
5.00%, 08/01/09, Pool 254437 . . . . . . . . . . .    1,438,801     1,470,521
3.50%, 11/25/09, Series 2003-16, PG. . . . . . . .    5,000,000     5,043,603
6.50%, 12/01/14, Pool 535059 . . . . . . . . . . .      981,370     1,033,628
3.50%, 11/25/15, Series 2003-24, PU. . . . . . . .    5,000,000     4,933,620
6.00%, 06/01/16, Pool 253845 . . . . . . . . . . .      718,513       747,427
4.00%, 06/25/16, Series 2003-112 . . . . . . . . .    7,000,000     6,982,500
5.00%, 12/01/16, Pool 618477 . . . . . . . . . . .    1,879,919     1,910,901
6.00%, 12/01/16, Pool 254089 . . . . . . . . . . .    2,126,489     2,212,061
5.50%, 02/01/17, Pool 625178 . . . . . . . . . . .    1,005,487     1,035,589
5.00%, 09/01/17, Pool 545901 . . . . . . . . . . .    3,464,132     3,519,615
5.00%, 09/01/17, Pool 254486 . . . . . . . . . . .    1,917,810     1,948,526
5.00%, 11/01/17, Pool 254510 . . . . . . . . . . .    2,457,560     2,496,922
4.50%, 12/01/17, Pool 676637 . . . . . . . . . . .    3,578,269     3,576,182
4.50%, 01/01/18, Pool 681060 . . . . . . . . . . .    5,002,337     5,001,259
4.50%, 02/01/18, Pool 677680 . . . . . . . . . . .    5,182,556     5,179,534
4.50%, 04/01/18, Pool 254719 . . . . . . . . . . .    8,113,335     8,111,586
4.50%, 05/01/18, Pool 702320 . . . . . . . . . . .    4,782,834     4,781,804
3.00%, 05/25/18, Series 2003-64. . . . . . . . . .    6,789,539     6,661,048
3.00%, 06/25/18, Series 2003-57. . . . . . . . . .    9,603,489     9,428,465
4.00%, 07/01/18, Pool 721608 . . . . . . . . . . .    7,816,031     7,617,598
3.25%, 08/25/18, Series 2003-75. . . . . . . . . .    7,830,619     7,791,996
3.50%, 03/25/33, Series 2003-14, AN. . . . . . . .    5,593,385     5,621,743
3.99%, 03/25/40, Series 2001-W4. . . . . . . . . .    5,000,000     4,898,955
                                                                 -------------
                                                                  102,005,083
                                                                 -------------

------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.0%)
3.50%, 04/16/28, Series 2003-34. . . . . . . . . .    5,840,494     5,718,427
5.50%, 11/20/31, Series 2002-15. . . . . . . . . .      585,708       602,592
                                                                 -------------
                                                                    6,321,019
                                                                 -------------

TOTAL U.S. GOVERNMENT SPONSORED MORTGAGE-BACKED OBLIGATIONS       227,522,726
                                                                 -------------

REPURCHASE AGREEMENTS (4.4%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $14,675,955
(Fully collateralized by AA Rated Corporate Bonds)   14,674,805    14,674,805
Lehman Brother, Inc., 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $2,717,758
(Fully collateralized by U.S. Agency Securities) .    2,717,545     2,717,545
Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $11,740,764
(Fully collateralized by AA Rated Corporate Bonds)   11,739,844    11,739,844
                                                                 -------------

TOTAL REPURCHASE AGREEMENTS                                        29,132,194
                                                                 -------------

SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
RECEIVED FOR SECURITIES ON LOAN (2.6%)

Nomura Securities, 1.07%, dated 10/31/03,
due 11/03/03, repurchase price $17,069,075
(Fully collateralized by U.S. Agency Securities) .   17,067,553    17,067,553
                                                                 -------------

TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH
CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN                    17,067,553
                                                                 -------------

TOTAL INVESTMENTS (COST $674,322,050) (A) - 102.3%                672,949,343

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.3)%                    (14,913,309)
                                                                 -------------

NET ASSETS - 100.0%                                              $658,036,034
                                                                 -------------
                                                                 -------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

FHLMC  Federal  Home  Loan  Mortgage  Corporation

VALUE OF WRAP CONTRACTS:
Wrap contract with Bank of America NT & SA  $264,327
Wrap contract with Aegon USA . . . . . . .   190,921
Wrap contract with Royal Bank of Canada. .    95,433
                                            --------
TOTAL WRAP CONTRACTS . . . . . . . . . . .  $550,681
                                            --------
                                            --------

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

88 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  ASSETS  AND  LIABILITIES
October  31,  2003

                                                                GARTMORE      GARTMORE
                                                 GARTMORE      GOVERNMENT     TAX-FREE
                                                 BOND FUND     BOND FUND     INCOME FUND
-----------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $130,746,579;
213,658,535 and $185,510,309; respectively).   $140,564,555   $216,797,817  $197,843,110
Repurchase agreements, at cost. . . . . . . .             -      1,103,275             -
Investments purchased with cash collateral
received for securities on loan, at cost. . .    15,601,538     15,256,700             -
                                             --------------------------------------------
Total Investments . . . . . . . . . . . . . .   156,166,093    233,157,792   197,843,110
                                             --------------------------------------------
Cash. . . . . . . . . . . . . . . . . . . . .         3,531              -             -
Interest and dividends receivable . . . . . .     1,786,317      1,798,233     3,225,568
Prepaid expenses and other assets . . . . . .        12,869         15,875         1,911
                                             --------------------------------------------
Total Assets. . . . . . . . . . . . . . . . .   157,968,810    234,971,900   201,070,589
                                             --------------------------------------------
LIABILITIES:
Payable to custodian. . . . . . . . . . . . .             -              -       273,373
Distributions payable . . . . . . . . . . . .       555,624        706,986       729,664
Payable for return of collateral received
for securities on loan. . . . . . . . . . . .    15,601,538     15,256,700             -
Accrued expenses and other payables
Investment advisory fees. . . . . . . . . . .        60,909         94,386        85,300
Fund administration and transfer agent fees .        32,179         34,495        36,031
Distribution fees . . . . . . . . . . . . . .         5,076         17,556         7,084
Administrative servicing fees . . . . . . . .         7,973         19,434           457
Other . . . . . . . . . . . . . . . . . . . .        21,530         31,992        29,668
                                             --------------------------------------------
Total Liabilities . . . . . . . . . . . . . .    16,284,829     16,161,549     1,161,577
                                             --------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . .  $141,683,981   $218,810,351  $199,909,012
                                             --------------------------------------------
                                             --------------------------------------------
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . . .  $139,771,623   $210,630,516  $188,353,508
Accumulated net investment income (loss). . .        (8,583)        18,630      (156,388)
Accumulated net realized gains (losses)
on investment transactions. . . . . . . . . .    (7,897,035)     5,021,923      (620,909)
Net unrealized appreciation (depreciation)
on investments. . . . . . . . . . . . . . . .     9,817,976      3,139,282    12,332,801
                                             --------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . .  $141,683,981   $218,810,351  $199,909,012
                                             --------------------------------------------
                                             --------------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 89
--------------------------------------------------------------------------------

October  31,  2003

                                                                     GARTMORE       GARTMORE
                                                      GARTMORE      GOVERNMENT      TAX-FREE
                                                      BOND FUND      BOND FUND     INCOME FUND
-----------------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares . . . . . . . . . . . . . . . . . .  $ 10,128,052   $ 56,588,793   $  7,580,274
Class B Shares . . . . . . . . . . . . . . . . . .        24,378          1,015         40,955
Class C Shares . . . . . . . . . . . . . . . . . .         9,288         64,835          1,022
Class D Shares . . . . . . . . . . . . . . . . . .   127,590,875    154,555,543    184,773,508
Class R Shares . . . . . . . . . . . . . . . . . .           988            986              -
Class X Shares . . . . . . . . . . . . . . . . . .     3,674,436      5,689,054      6,861,487
Class Y Shares . . . . . . . . . . . . . . . . . .       255,964      1,910,125        651,766
                                                  ---------------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . . .  $141,683,981   $218,810,351   $199,909,012
                                                  ---------------------------------------------
                                                  ---------------------------------------------
SHARES OUTSTANDING
(unlimited number of shares authorized):
Class A Shares . . . . . . . . . . . . . . . . . .     1,047,665      5,331,488        722,734
Class B Shares . . . . . . . . . . . . . . . . . .         2,521             96          3,907
Class C Shares . . . . . . . . . . . . . . . . . .           960          6,111             98
Class D Shares . . . . . . . . . . . . . . . . . .    13,178,010     14,552,796     17,614,798
Class R Shares . . . . . . . . . . . . . . . . . .           102             93              -
Class X Shares . . . . . . . . . . . . . . . . . .       379,964        536,364        654,252
Class Y Shares . . . . . . . . . . . . . . . . . .        26,441        180,088         62,247
                                                  ---------------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . . .    14,635,663     20,607,036     19,058,036
                                                  ---------------------------------------------
                                                  ---------------------------------------------
NET ASSET VALUE:
Class A Shares . . . . . . . . . . . . . . . . . .  $       9.67   $      10.61   $      10.49
Class B Shares (a) . . . . . . . . . . . . . . . .  $       9.67   $      10.61   $      10.48
Class C Shares (b) . . . . . . . . . . . . . . . .  $       9.68   $      10.61   $      10.47
Class D Shares . . . . . . . . . . . . . . . . . .  $       9.68   $      10.62   $      10.49
Class R Shares . . . . . . . . . . . . . . . . . .  $       9.68   $      10.62   $          -
Class X Shares (a) . . . . . . . . . . . . . . . .  $       9.67   $      10.61   $      10.49
Class Y Shares (b) . . . . . . . . . . . . . . . .  $       9.68   $      10.61   $      10.47

MAXIMUM OFFERING PRICE PER SHARE
(100%/(100%-maximum sales charge)
of net asset value adjusted to the nearest cent):
Class A Shares . . . . . . . . . . . . . . . . . .  $      10.15   $      11.14   $      11.01
Class C Shares . . . . . . . . . . . . . . . . . .  $       9.78   $      10.72   $      10.58
Class D Shares . . . . . . . . . . . . . . . . . .  $      10.14   $      11.12   $      10.98
Class Y Shares . . . . . . . . . . . . . . . . . .  $       9.78   $      10.72   $      10.58
                                                  ---------------------------------------------
Maximum Sales Charge - Class A Shares. . . . . . .          4.75%          4.75%          4.75%
                                                  ---------------------------------------------
                                                  ---------------------------------------------
Maximum Sales Charge - Class C Shares. . . . . . .          1.00%          1.00%          1.00%
                                                  ---------------------------------------------
                                                  ---------------------------------------------
Maximum Sales Charge - Class D Shares. . . . . . .          4.50%          4.50%          4.50%
                                                  ---------------------------------------------
                                                  ---------------------------------------------
Maximum Sales Charge - Class Y Shares. . . . . . .          1.00%          1.00%          1.00%
                                                  ---------------------------------------------
                                                  ---------------------------------------------

(a) For Class B and Class X shares, the redemption price per share varies by length of time share are held.
(b) For Class C and Class Y shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See notes to financial statements.

90 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                                                           GARTMORE
                                                                                            MORLEY
                                                  GARTMORE             GARTMORE            CAPITAL
                                                    MONEY               MORLEY           ACCUMULATION
                                                 MARKET FUND     ENHANCED INCOME FUND        FUND
------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $1,704,542,569;
159,504,000 and $628,122,303; respectively).   $1,704,542,569   $         159,489,828   $ 626,749,596
Repurchase agreements, at cost. . . . . . . .               -               7,371,450      29,132,194
Collateral received for securities on loan. .               -                       -      17,067,553
                                             ---------------------------------------------------------
Total Investments . . . . . . . . . . . . . .   1,704,542,569             166,861,278     672,949,343
                                             ---------------------------------------------------------
Wrapper contract, at value. . . . . . . . . .               -                       -         550,681
Cash. . . . . . . . . . . . . . . . . . . . .           1,151                 415,000               -
Interest and dividends receivable . . . . . .         972,743                 623,104       2,845,149
Receivable for capital shares issued. . . . .               -                       -       1,707,047
Receivable from adviser . . . . . . . . . . .             185                  10,340               -
Prepaid expenses and other assets . . . . . .          20,302                  15,894           9,004
                                             ---------------------------------------------------------
Total Assets. . . . . . . . . . . . . . . . .   1,705,536,950             167,925,616     678,061,224
                                             ---------------------------------------------------------

LIABILITIES:
Distributions payable . . . . . . . . . . . .         824,219                 408,821       1,374,772
Payable for investments purchased . . . . . .      10,000,000                       -               -
Payable for capital shares redeemed . . . . .               -                       -         956,937
Payable for variation margin on futures
contracts . . . . . . . . . . . . . . . . . .               -                  67,813               -
Payable for return of collateral received
for securities on loan. . . . . . . . . . . .               -                       -      17,067,553
Accrued expenses and other payables
Investment advisory fees. . . . . . . . . . .         567,618                  48,394         140,236
Fund administration and transfer agent fees .         223,924                  18,185          79,874
Distribution fees . . . . . . . . . . . . . .           1,224                     518         130,036
Administrative servicing fees . . . . . . . .          38,275                   2,567         100,629
Wrapper contract premiums . . . . . . . . . .               -                       -         104,267
Other . . . . . . . . . . . . . . . . . . . .         231,455                  14,641          70,886
                                             ---------------------------------------------------------
Total Liabilities . . . . . . . . . . . . . .      11,886,715                 560,939      20,025,190
                                             ---------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . .  $1,693,650,235   $         167,364,677   $ 658,036,034
                                             ---------------------------------------------------------
                                             ---------------------------------------------------------
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . . .  $1,693,659,467   $         171,349,874   $ 658,200,947
Accumulated net investment income (loss). . .               -                   6,933         174,945
Accumulated net realized gains (losses)
on investment and futures transactions. . . .          (9,232)             (2,914,989)        482,168
Net unrealized appreciation (depreciation)
on investments and futures. . . . . . . . . .               -              (1,077,141)     (1,372,707)
Net unrealized appreciation (depreciation)
on wrapper contacts . . . . . . . . . . . . .               -                       -         550,681
                                             ---------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . . .  $1,693,650,235   $         167,364,677   $ 658,036,034
                                             ---------------------------------------------------------
                                             ---------------------------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 91
--------------------------------------------------------------------------------

October  31,  2003

                                                                             GARTMORE
                                                             GARTMORE         MORLEY
                                              GARTMORE        MORLEY         CAPITAL
                                               MONEY         ENHANCED      ACCUMULATION
                                            MARKET FUND     INCOME FUND        FUND
----------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares. . . . . . . . . . . . . .  $            -  $  2,403,510   $      42,445
Class R Shares. . . . . . . . . . . . . .               -           996               -
Institutional Class Shares. . . . . . . .   1,214,406,257   155,704,338      47,490,903
Institutional Service Class Shares. . . .               -     9,255,833               -
IRA Class Shares. . . . . . . . . . . . .               -             -     413,933,925
Service Class Shares. . . . . . . . . . .       8,472,895             -     196,568,761
Prime Shares. . . . . . . . . . . . . . .     470,771,083             -               -
                                         -----------------------------------------------
Total . . . . . . . . . . . . . . . . . .  $1,693,650,235  $167,364,677   $ 658,036,034
                                         -----------------------------------------------
                                         -----------------------------------------------
SHARES OUTSTANDING
(unlimited number of shares authorized):
Class A Shares. . . . . . . . . . . . . .               -       259,480           4,245
Class R Shares. . . . . . . . . . . . . .               -           108               -
Institutional Class Shares. . . . . . . .   1,214,463,712    16,807,760       4,749,099
Institutional Service Class Shares. . . .               -       998,673               -
IRA Class Shares. . . . . . . . . . . . .               -             -      41,393,390
Service Class Shares. . . . . . . . . . .       8,471,851             -      19,656,872
Prime Shares. . . . . . . . . . . . . . .     470,992,315             -               -
                                         -----------------------------------------------
Total . . . . . . . . . . . . . . . . . .   1,693,927,878    18,066,021      65,803,606
                                         -----------------------------------------------
                                         -----------------------------------------------
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . .  $            -  $       9.26   $       10.00
Class R Shares. . . . . . . . . . . . . .  $            -  $       9.27   $           -
Institutional Class Shares. . . . . . . .  $         1.00  $       9.26   $       10.00
Institutional Service Class Shares. . . .  $            -  $       9.27   $           -
IRA Class Shares. . . . . . . . . . . . .  $            -  $          -   $       10.00
Service Class Shares. . . . . . . . . . .  $         1.00  $          -   $       10.00
Prime Shares. . . . . . . . . . . . . . .  $         1.00  $          -   $           -

MAXIMUM OFFERING PRICE PER SHARE
(100%/(100%-maximum sales charge)
of net asset value adjusted
to the nearest cent):
Class A Shares. . . . . . . . . . . . . .  $            -  $       9.62   $       10.31
                                         -----------------------------------------------
Maximum Sales Charge - Class A Shares . .               -          3.75%           3.00%
                                         -----------------------------------------------
                                         -----------------------------------------------

See  notes  to  financial  statements.

92 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2003

                                                                       GARTMORE      GARTMORE
                                                         GARTMORE     GOVERNMENT     TAX-FREE
                                                         BOND FUND    BOND FUND     INCOME FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income. . . . . . . . . . . . . . . . . . . .  $ 8,735,515  $11,702,091   $ 10,713,260
                                                      ------------------------------------------
Investment advisory fees . . . . . . . . . . . . . . .      750,211    1,205,452      1,032,612
Fund administration and transfer agent fees. . . . . .      254,210      367,280        333,040
Distribution fees Class A. . . . . . . . . . . . . . .       23,364      146,899         18,398
Distribution fees Class B. . . . . . . . . . . . . . .           14            2              3
Distribution fees Class C. . . . . . . . . . . . . . .            5           32              2
Distribution fees Class X. . . . . . . . . . . . . . .       31,491       51,536         57,711
Distribution fees Class Y. . . . . . . . . . . . . . .        2,147       13,327          4,875
Administrative servicing fees Class A. . . . . . . . .        6,643       78,178            989
Administrative servicing fees Class D. . . . . . . . .       87,864      175,580              -
Registration and filing fees . . . . . . . . . . . . .       64,324       67,346         69,115
Other. . . . . . . . . . . . . . . . . . . . . . . . .       62,180       90,142         51,427
                                                      ------------------------------------------
Total Expenses . . . . . . . . . . . . . . . . . . . .    1,282,453    2,195,774      1,568,172
                                                      ------------------------------------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . .    7,453,062    9,506,317      9,145,088
                                                      ------------------------------------------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment
transactions . . . . . . . . . . . . . . . . . . . . .    1,832,992    4,881,775       (260,643)
Net change in unrealized appreciation/depreciation
on investments . . . . . . . . . . . . . . . . . . . .    1,999,768   (8,408,900)      (117,813)
                                                      ------------------------------------------
Net realized/unrealized gains (losses) on investments.    3,832,760   (3,527,125)      (378,456)
                                                      ------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS. . . .   $11,285,822  $ 5,979,192   $  8,766,632
                                                      ------------------------------------------
                                                      ------------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 93
--------------------------------------------------------------------------------

For the Year Ended October 31, 2003

                                                                                             GARTMORE
                                                                             GARTMORE         MORLEY
                                                              GARTMORE        MORLEY         CAPITAL
                                                                MONEY        ENHANCED      ACCUMULATION
                                                             MARKET FUND    INCOME FUND        FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income. . . . . . . . . . . . . . . . . . . . . .  $ 23,500,527   $  4,383,621   $  15,934,870
Dividend income. . . . . . . . . . . . . . . . . . . . . .       373,263              -               -
                                                          ----------------------------------------------
Total Income . . . . . . . . . . . . . . . . . . . . . . .    23,873,790      4,383,621      15,934,870
                                                          ----------------------------------------------
EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . . .     6,989,607        398,006       1,408,745
Fund administration and transfer agent fees. . . . . . . .     2,562,881        159,361         597,260
Distribution fees Class A. . . . . . . . . . . . . . . . .             -          5,263              51
Distribution fees IRA Class. . . . . . . . . . . . . . . .             -              -         567,707
Distribution fees Service Class. . . . . . . . . . . . . .        89,999              -         352,218
Administrative servicing fees Class A. . . . . . . . . . .             -          1,699               -
Administrative servicing fees Institutional Service Class.             -         23,762               -
Administrative servicing fees IRA Class. . . . . . . . . .             -              -         162,808
Administrative servicing fees Service Class. . . . . . . .       118,564              -         148,857
Administrative servicing fees Prime Shares . . . . . . . .       405,925              -               -
Wrapper contract premiums. . . . . . . . . . . . . . . . .             -              -         727,641
Registration and filing fees . . . . . . . . . . . . . . .        38,838         31,819          70,010
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .       644,836         36,024         220,812
                                                          ----------------------------------------------
Total expenses before waived or reimbursed expenses. . . .    10,850,650        655,934       4,256,109
Investment advisory fees voluntarily reduced . . . . . . .             -              -        (402,496)
Expenses reimbursed. . . . . . . . . . . . . . . . . . . .      (102,737)      (113,487)              -
                                                          ----------------------------------------------
Total Expenses . . . . . . . . . . . . . . . . . . . . . .    10,747,913        542,447       3,853,613
                                                          ----------------------------------------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .    13,125,877      3,841,174      12,081,257
                                                          ----------------------------------------------

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions . .           771         63,034            (409)
Net realized gains (losses) on futures transactions. . . .             -       (365,919)              -
                                                          ----------------------------------------------
Net realized gains (losses) on investment
and futures transactions . . . . . . . . . . . . . . . . .           771       (302,885)           (409)
Net change in unrealized appreciation/depreciation
on investments and futures . . . . . . . . . . . . . . . .             -     (2,101,594)     (4,604,412)
Net change in unrealized appreciation/depreciation
on wrapper contracts . . . . . . . . . . . . . . . . . . .             -              -       4,002,639
                                                          ----------------------------------------------
Net realized/unrealized gains (losses)
on investments, futures and wrapper contracts. . . . . . .           771     (2,404,479)       (602,182)
                                                          ----------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . .   $ 13,126,648   $  1,436,695   $  11,479,075
                                                          ----------------------------------------------
                                                          ----------------------------------------------

See  notes  to  financial  statements.

94 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  GARTMORE BOND FUND                 GARTMORE GOVERNMENT BOND FUND
                                             YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                          OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income . . . . . . . . .  $       7,453,062   $       7,666,317   $       9,506,317   $       8,669,914
Net realized gains (losses)
on investment transactions. . . . . . .          1,832,992          (1,539,939)          4,881,775           4,187,857
Net change in unrealized appreciation/
depreciation on investments . . . . . .          1,999,768            (766,974)         (8,408,900)            105,146
                                       --------------------------------------------------------------------------------
Change in net assets from
operations. . . . . . . . . . . . . . .         11,285,822           5,359,404           5,979,192          12,962,917
                                       --------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .           (445,266)           (316,216)         (2,166,470)         (2,388,866)
Net realized gains on investments . . .                  -                   -            (965,450)         (1,104,523)

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .            (50) (a)                  -              (5) (a)                  -

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .            (19) (a)                  -             (90) (a)                  -

DISTRIBUTIONS TO CLASS D
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .         (6,876,923)         (7,180,777)         (6,934,155)         (6,106,620)
Net realized gains on investments . . .                  -                   -          (3,061,885)         (2,345,282)

DISTRIBUTIONS TO CLASS R
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .             (3) (b)                  -              (3) (b)                  -

DISTRIBUTIONS TO CLASS X
SHAREHOLDERS FROM: (C)
Net investment income . . . . . . . . .           (157,316)           (157,976)           (195,511)           (185,186)
Net realized gains on investments . . .                  -                   -            (106,430)            (77,302)

DISTRIBUTIONS TO CLASS Y
SHAREHOLDERS FROM: (C)
Net investment income . . . . . . . . .            (10,690)             (9,858)            (50,035)            (24,927)
Net realized gains on investments . . .                  -                   -             (18,390)             (8,685)
                                       --------------------------------------------------------------------------------
Change in net assets from
shareholder distributions . . . . . . .         (7,490,267)         (7,664,827)        (13,498,424)        (12,241,391)
                                       --------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . . . . . .         (9,530,494)          9,818,473         (10,824,892)         50,506,500
                                       --------------------------------------------------------------------------------
Change in net assets. . . . . . . . . .         (5,734,939)          7,513,050         (18,344,124)         51,228,026

NET ASSETS:
Beginning of period . . . . . . . . . .        147,418,920         139,905,870         237,154,475         185,926,449
                                       --------------------------------------------------------------------------------
End of period . . . . . . . . . . . . .  $     141,683,981   $     147,418,920   $     218,810,351   $     237,154,475
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------

                                             GARTMORE TAX-FREE INCOME FUND
                                             YEAR ENDED          YEAR ENDED
                                          OCTOBER 31, 2003    OCTOBER 31, 2002
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income . . . . . . . . .  $       9,145,088   $       9,888,340
Net realized gains (losses)
on investment transactions. . . . . . .           (260,643)            532,201
Net change in unrealized appreciation/
depreciation on investments . . . . . .           (117,813)           (377,237)
-------------------------------------------------------------------------------
Change in net assets from
operations. . . . . . . . . . . . . . .          8,766,632          10,043,304
-------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .           (309,159)           (305,916)
Net realized gains on investments . . .                  -                   -

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .             (9) (a)                  -

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .             (5) (a)                  -

DISTRIBUTIONS TO CLASS D
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .         (8,569,910)         (9,339,235)
Net realized gains on investments . . .                  -                   -

DISTRIBUTIONS TO CLASS R
SHAREHOLDERS FROM:
Net investment income . . . . . . . . .                  -                   -

DISTRIBUTIONS TO CLASS X
SHAREHOLDERS FROM: (C)
Net investment income . . . . . . . . .           (245,325)           (237,059)
Net realized gains on investments . . .                  -                   -

DISTRIBUTIONS TO CLASS Y
SHAREHOLDERS FROM: (C)
Net investment income . . . . . . . . .            (20,680)             (6,207)
Net realized gains on investments . . .                  -                   -
-------------------------------------------------------------------------------
Change in net assets from
shareholder distributions . . . . . . .         (9,145,088)         (9,888,417)
-------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . . . . . .         (9,565,227)         (4,788,079)
-------------------------------------------------------------------------------
Change in net assets. . . . . . . . . .         (9,943,683)         (4,633,192)

NET ASSETS:
Beginning of period . . . . . . . . . .        209,852,695         214,485,887
-------------------------------------------------------------------------------
End of period . . . . . . . . . . . . .  $     199,909,012   $     209,852,695
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(a) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(b) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 95
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(Continued)

                                                     GARTMORE  MONEY  MARKET  FUND     GARTMORE  MORLEY  ENHANCED  INCOME  FUND
                                                    YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                 OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income. . . . . . . . . . . . .  $      13,125,877   $      21,385,857   $       3,841,174   $       1,726,614
Net realized gains (losses)
on investment
transactions and futures . . . . . . . . . . .                771              (7,994)           (302,885)         (1,820,453)
Net change in unrealized
appreciation/depreciation on
investments and futures . . . . . . . . . . .                   -                   -          (2,101,594)            805,214
Net change in unrealized
appreciation/depreciation on
wrapper contracts . . . . . . . . . . . . . .                   -                   -                   -                   -
                                              --------------------------------------------------------------------------------
Change in net assets from
operations . . . . . . . . . . . . . . . . . .         13,126,648          21,377,863           1,436,695             711,375
                                              --------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .                  -                   -             (66,894)            (45,549)

DISTRIBUTIONS TO CLASS R SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .                  -                   -              (2) (b)                  -

DISTRIBUTIONS TO INSTITUTIONAL CLASS
SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .         (8,441,031)        (14,468) (c)         (3,542,314)         (1,206,773)
Net realized gain on investments . . . . . . .                  -                   -                   -                   -

DISTRIBUTIONS TO INSTITUTIONAL SERVICE
CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .                  -                   -            (314,815)           (474,059)

DISTRIBUTIONS TO IRA CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .                  -                   -                   -                   -
Net realized gain on investments

DISTRIBUTIONS TO SERVICE CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .           (534,990)         (6,027,295)                  -                   -
Net realized gain on investments . . . . . . .                  -

DISTRIBUTIONS TO PRIME CLASS
SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .         (4,238,813)        (15,341,186)                  -                   -
                                              --------------------------------------------------------------------------------
Change in net assets from
shareholder distributions . . . . . . . . . .         (13,214,834)        (21,382,949)         (3,924,025)         (1,726,381)
                                              --------------------------------------------------------------------------------
Change in net assets from
share transactions . . . . . . . . . . . . . .       (119,774,015)        (13,130,790)        100,365,305          48,135,468
                                              --------------------------------------------------------------------------------
Change in net assets . . . . . . . . . . . . .       (119,862,201)        (13,135,876)         97,877,975          47,120,462

NET ASSETS:
Beginning of period. . . . . . . . . . . . . .      1,813,512,436       1,826,648,312          69,486,702          22,366,240
                                              --------------------------------------------------------------------------------
End of period. . . . . . . . . . . . . . . . .  $   1,693,650,235   $   1,813,512,436   $     167,364,677   $      69,486,702
                                              --------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------

                                                      GARTMORE  MORLEY  CAPITAL
                                                         ACCUMULATION  FUND
                                              ----------------------------------------
                                                    YEAR ENDED          YEAR ENDED
                                                 OCTOBER 31, 2003    OCTOBER 31, 2002
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income. . . . . . . . . . . . .  $      12,081,257   $       3,105,314
Net realized gains (losses)
on investment
transactions and futures . . . . . . . . . . .               (409)            (42,365)
Net change in unrealized
appreciation/depreciation on
investments and futures. . . . . . . . . . . .         (4,604,412)          1,744,590
Net change in unrealized
appreciation/depreciation on
wrapper contracts. . . . . . . . . . . . . . .          4,002,639          (1,776,778)
                                              ----------------------------------------
Change in net assets from
operations . . . . . . . . . . . . . . . . . .         11,479,075           3,030,761
                                              ----------------------------------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .           (518) (a)                  -

DISTRIBUTIONS TO CLASS R SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .                  -                   -

DISTRIBUTIONS TO INSTITUTIONAL CLASS
SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .         (1,122,822)           (671,491)
Net realized gain on investments . . . . . . .                  -             (57,412)

DISTRIBUTIONS TO INSTITUTIONAL
SERVICE CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .                  -                   -

DISTRIBUTIONS TO IRA CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .         (6,252,425)           (367,858)
Net realized gain on investments . . . . . . .                  -              (8,159)

DISTRIBUTIONS TO SERVICE CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .         (4,103,264)         (1,991,460)
Net realized gain on investments . . . . . . .                  -             (99,316)

DISTRIBUTIONS TO PRIME CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . . . . . .                  -                   -
                                              ----------------------------------------
Change in net assets from
shareholder distributions. . . . . . . . . . .        (11,479,029)         (3,195,696)
                                              ----------------------------------------
Change in net assets from
share transactions . . . . . . . . . . . . . .        516,116,660          99,609,668
                                              ----------------------------------------
Change in net assets . . . . . . . . . . . . .        516,116,706          99,444,733

NET ASSETS:
Beginning of period. . . . . . . . . . . . . .        141,919,328          42,474,595
                                              ----------------------------------------
End of period. . . . . . . . . . . . . . . . .  $     658,036,034   $     141,919,328
                                              ----------------------------------------
                                              ----------------------------------------

(a) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(b) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.

96 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding

GARTMORE  BOND  FUND

                                          INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                    ------------------------------------------------------------------------------------------------------
                                                   NET
                         NET                  REALIZED AND                                               NET
                        ASSET                  UNREALIZED       TOTAL                                   ASSET
                        VALUE        NET          GAINS         FROM          NET                      VALUE,
                      BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF     TOTAL
                      OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD   RETURN (A)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . .  $     9.75        0.53         (0.68)       (0.15)       (0.53)          (0.53)  $  9.07     (1.58%)
Year Ended
October 31, 2000 . .  $     9.07        0.57         (0.32)        0.25        (0.57)          (0.57)  $  8.75       2.87%
Year Ended
October 31, 2001 . .  $     8.75        0.52          0.84         1.36        (0.53)          (0.53)  $  9.58      16.01%
Year Ended
October 31, 2002 . .  $     9.58        0.50         (0.15)        0.35        (0.50)          (0.50)  $  9.43       3.84%
Year Ended
October 31, 2003 . .  $     9.43        0.46          0.24         0.70        (0.46)          (0.46)  $  9.67       7.55%

CLASS B SHARES
Period Ended
October 31, 2003 (d)  $     9.49        0.06          0.18         0.24        (0.06)          (0.06)  $  9.67   2.50% (h)

CLASS C SHARES
Period Ended
October 31, 2003 (d)  $     9.50        0.06          0.18         0.24        (0.06)          (0.06)  $  9.68   2.49% (h)

CLASS D SHARES
Year Ended
October 31, 1999 . .  $     9.76        0.55         (0.67)       (0.12)       (0.55)          (0.55)  $  9.09     (1.24%)
Year Ended
October 31, 2000 . .  $     9.09        0.59         (0.33)        0.26        (0.59)          (0.59)  $  8.76       2.97%
Year Ended
October 31, 2001 . .  $     8.76        0.54          0.84         1.38        (0.55)          (0.55)  $  9.59      16.23%
Year Ended
October 31, 2002 . .  $     9.59        0.52         (0.15)        0.37        (0.52)          (0.52)  $  9.44       4.07%
Year Ended
October 31, 2003 . .  $     9.44        0.49          0.24         0.73        (0.49)          (0.49)  $  9.68       7.81%

CLASS R SHARES
Period Ended
October 31, 2003 (e)  $     9.80        0.03         (0.12)       (0.09)       (0.03)          (0.03)  $  9.68  (0.92%)(h)

CLASS X SHARES
Year Ended
October 31, 1999 . .  $     9.75        0.47         (0.67)       (0.20)       (0.47)          (0.47)  $  9.08     (2.07%)
Year Ended
October 31, 2000 . .  $     9.08        0.52         (0.33)        0.19        (0.52)          (0.52)  $  8.75       2.15%
Year Ended
October 31, 2001 . .  $     8.75        0.47          0.84         1.31        (0.48)          (0.48)  $  9.58      15.33%
Year Ended
October 31, 2002 . .  $     9.58        0.45         (0.15)        0.30        (0.45)          (0.45)  $  9.43       3.26%
Year Ended
October 31, 2003 (f)  $     9.43        0.41          0.24         0.65        (0.41)          (0.41)  $  9.67       6.98%

CLASS Y SHARES (C)
Period Ended
October 31, 2001 (g)  $     9.19        0.25          0.40         0.65        (0.25)          (0.25)  $  9.59   7.25% (h)
Year Ended
October 31, 2002 . .  $     9.59        0.45         (0.15)        0.30        (0.45)          (0.45)  $  9.44       3.26%
Year Ended
October 31, 2003 (f)  $     9.44        0.41          0.24         0.65        (0.41)          (0.41)  $  9.68       6.97%
--------------------------------------------------------------------------------------------------------------------------

                                                RATIOS / SUPPLEMENTAL DATA
                    -----------------------------------------------------------------------------------------
                                                                                 RATIO OF NET
                                                RATIO OF NET      RATIO OF        INVESTMENT
                          NET       RATIO OF     INVESTMENT       EXPENSES          INCOME
                        ASSETS      EXPENSES       INCOME         (PRIOR TO        (PRIOR TO
                        AT END     TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                       OF PERIOD       NET           NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                        (000S)       ASSETS        ASSETS      NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . .  $     3,186        1.08%          5.67%              (j)              (j)        64.26%
Year Ended
October 31, 2000 . .  $     3,458        1.05%          6.42%              (j)              (j)        72.80%
Year Ended
October 31, 2001 . .  $     4,775        1.14%          5.71%              (j)              (j)        42.47%
Year Ended
October 31, 2002 . .  $     7,551        1.06%          5.34%              (j)              (j)        27.66%
Year Ended
October 31, 2003 . .  $    10,128        1.08%          4.74%              (j)              (j)        17.73%

CLASS B SHARES
Period Ended
October 31, 2003 (d)  $        24    1.83% (i)      3.62% (i)              (j)              (j)        17.73%

CLASS C SHARES
Period Ended
October 31, 2003 (d)  $         9    1.87% (i)      3.60% (i)              (j)              (j)        17.73%

CLASS D SHARES
Year Ended
October 31, 1999 . .  $   125,451        0.83%          5.86%              (j)              (j)        64.26%
Year Ended
October 31, 2000 . .  $   108,413        0.83%          6.62%              (j)              (j)        72.80%
Year Ended
October 31, 2001 . .  $   132,034        0.92%          5.94%              (j)              (j)        42.47%
Year Ended
October 31, 2002 . .  $   136,049        0.83%          5.58%              (j)              (j)        27.66%
Year Ended
October 31, 2003 . .  $   127,591        0.82%          5.00%              (j)              (j)        17.73%

CLASS R SHARES
Period Ended
October 31, 2003 (e)  $         1    1.85% (i)      3.48% (i)        1.95% (j)        3.38% (j)        17.73%

CLASS X SHARES
Year Ended
October 31, 1999 . .  $     1,662        1.68%          5.07%              (j)              (j)        64.26%
Year Ended
October 31, 2000 . .  $     1,707        1.64%          5.83%              (j)              (j)        72.80%
Year Ended
October 31, 2001 . .  $     2,935        1.72%          5.10%              (j)              (j)        42.47%
Year Ended
October 31, 2002 . .  $     3,548        1.62%          4.79%              (j)              (j)        27.66%
Year Ended
October 31, 2003 (f)  $     3,674        1.60%          4.22%              (j)              (j)        17.73%

CLASS Y SHARES (C)
Period Ended
October 31, 2001 (g)  $       162    1.74% (i)      4.77% (i)              (j)              (j)        42.47%
Year Ended
October 31, 2002 . .  $       272        1.62%          4.78%              (j)              (j)        27.66%
Year Ended
October 31, 2003 (f)  $       256        1.60%          4.21%              (j)              (j)        17.73%
-------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(g) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(h)  Not  annualized.
(i)  Annualized.
(j)  There  were  no  fee  reductions  during  the  period.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 97
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding

GARTMORE  GOVERNMENT  BOND  FUND

                                          INVESTMENT ACTIVITIES                             DISTRIBUTIONS
                    -----------------------------------------------------------------------------------------------------
                                                   NET
                         NET                  REALIZED AND                                                          NET
                        ASSET                  UNREALIZED       TOTAL                                              ASSET
                        VALUE,       NET          GAINS         FROM          NET         NET                     VALUE,
                      BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL       END OF
                      OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS   PERIOD
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . .  $    10.56        0.51         (0.62)       (0.11)       (0.51)     (0.05)          (0.56)  $  9.89
Year Ended
October 31, 2000 . .  $     9.89        0.57          0.13         0.70        (0.57)     (0.02)          (0.59)  $ 10.00
Year Ended
October 31, 2001 . .  $    10.00        0.53          0.95         1.48        (0.53)         -           (0.53)  $ 10.95
Year Ended
October 31, 2002 . .  $    10.95        0.45          0.20         0.65        (0.45)     (0.20)          (0.65)  $ 10.95
Year Ended
October 31, 2003 . .  $    10.95        0.41         (0.16)        0.25        (0.40)     (0.19)          (0.59)  $ 10.61

CLASS B SHARES
Period Ended
October 31, 2003 (d)  $    10.48        0.06          0.12         0.18        (0.05)         -           (0.05)  $ 10.61

CLASS C SHARES
Period Ended
October 31, 2003 (d)  $    10.48        0.06          0.12         0.18        (0.05)         -           (0.05)  $ 10.61

CLASS D SHARES
Year Ended
October 31, 1999 . .  $    10.57        0.53         (0.63)       (0.10)       (0.53)     (0.05)          (0.58)  $  9.89
Year Ended
October 31, 2000 . .  $     9.89        0.59          0.14         0.73        (0.59)     (0.02)          (0.61)  $ 10.01
Year Ended
October 31, 2001 . .  $    10.01        0.55          0.95         1.50        (0.55)         -           (0.55)  $ 10.96
Year Ended
October 31, 2002 . .  $    10.96        0.48          0.19         0.67        (0.48)     (0.20)          (0.68)  $ 10.95
Year Ended
October 31, 2003 . .  $    10.95        0.44         (0.15)        0.29        (0.43)     (0.19)          (0.62)  $ 10.62

CLASS R SHARES
Period Ended
October 31, 2003 (e)  $    10.77        0.04         (0.16)       (0.12)       (0.03)         -           (0.03)  $ 10.62

CLASS X SHARES
Year Ended
October 31, 1999 . .  $    10.55        0.45         (0.61)       (0.16)       (0.45)     (0.05)          (0.50)  $  9.89
Year Ended
October 31, 2000 . .  $     9.89        0.51          0.13         0.64        (0.51)     (0.02)          (0.53)  $ 10.00
Year Ended
October 31, 2001 . .  $    10.00        0.47          0.94         1.41        (0.47)         -           (0.47)  $ 10.94
Year Ended
October 31, 2002 . .  $    10.94        0.40          0.19         0.59        (0.40)     (0.20)          (0.60)  $ 10.93
Year Ended
October 31, 2003 (f)  $    10.93        0.36         (0.14)        0.22        (0.35)     (0.19)          (0.54)  $ 10.61

CLASS Y SHARES
Period Ended
October 31, 2001 (g)  $    10.47        0.24          0.47         0.71        (0.24)         -           (0.24)  $ 10.94
Year Ended
October 31, 2002 . .  $    10.94        0.40          0.19         0.59        (0.40)     (0.20)          (0.60)  $ 10.93
Year Ended
October 31, 2003 (f)  $    10.93        0.36         (0.14)        0.22        (0.35)     (0.19)          (0.54)  $ 10.61
-------------------------------------------------------------------------------------------------------------------------

                                                            RATIOS  /  SUPPLEMENTAL  DATA
                    ------------------------------------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                             RATIO OF NET      RATIO OF        INVESTMENT
                                       NET       RATIO OF     INVESTMENT       EXPENSES          INCOME
                                     ASSETS      EXPENSES       INCOME         (PRIOR TO        (PRIOR TO
                                     AT END     TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                         TOTAL      OF PERIOD       NET           NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                      RETURN (A)     (000S)       ASSETS        ASSETS      NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . .      (1.05%)  $    49,601        0.99%          5.13%            1.15%            4.97%        51.86%
Year Ended
October 31, 2000 . .        7.40%  $    54,796        0.99%          5.84%            1.05%            5.78%       107.86%
Year Ended
October 31, 2001 . .       15.21%  $    57,336        0.99%          5.12%            1.20%            4.91%       159.68%
Year Ended
October 31, 2002 . .        6.42%  $    55,510        1.07%          4.28%            1.11%            4.24%        99.42%
Year Ended
October 31, 2003 . .        2.29%  $    56,589        1.10%          3.76%              (j)              (j)       106.65%

CLASS B SHARES
Period Ended
October 31, 2003 (d)    1.73% (h)  $         1    1.80% (i)      3.52% (i)              (j)              (j)       106.65%

CLASS C SHARES
Period Ended
October 31, 2003 (d)    1.73% (h)  $        65    1.76% (i)      4.11% (i)              (j)              (j)       106.65%

CLASS D SHARES
Year Ended
October 31, 1999 . .      (0.93%)  $    52,260        0.79%          5.24%            0.81%            5.22%        51.86%
Year Ended
October 31, 2000 . .        7.73%  $    55,812        0.78%          6.03%            0.78%            6.03%       107.86%
Year Ended
October 31, 2001 . .       15.43%  $   124,117        0.79%          5.24%            0.90%            5.13%       159.68%
Year Ended
October 31, 2002 . .        6.61%  $   174,637        0.81%          4.52%            0.81%            4.52%        99.42%
Year Ended
October 31, 2003 . .        2.67%  $   154,556        0.82%          4.03%              (j)              (j)       106.65%

CLASS R SHARES
Period Ended
October 31, 2003 (e)  (1.12%) (h)  $         1    1.48% (i)      4.13% (i)        1.58% (i)        4.03% (i)       106.65%

CLASS X SHARES
Year Ended
October 31, 1999 . .      (1.57%)  $     1,148        1.64%          4.44%            1.65%            4.43%        51.86%
Year Ended
October 31, 2000 . .        6.72%  $     1,129        1.63%          5.19%            1.63%            5.19%       107.86%
Year Ended
October 31, 2001 . .       14.41%  $     4,024        1.64%          4.27%            1.68%            4.23%       159.68%
Year Ended
October 31, 2002 . .        5.80%  $     6,067        1.58%          3.74%            1.58%            3.74%        99.42%
Year Ended
October 31, 2003 (f)        2.00%  $     5,689        1.57%          3.29%              (j)              (j)       106.65%

CLASS Y SHARES
Period Ended
October 31, 2001 (g)    6.89% (h)  $       449    1.64% (i)      4.20% (i)        1.73% (i)        4.11% (i)       159.68%
Year Ended
October 31, 2002 . .        5.80%  $       941        1.58%          3.72%            1.58%            3.72%        99.42%
Year Ended
October 31, 2003 (f)        2.00%  $     1,910        1.57%          3.28%              (j)              (j)       106.65%
--------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(g) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(h)  Not  annualized.
(i)  Annualized.
(j)  There  were  no  fee  reductions  during  the  period.
See  notes  to  financial  statements.

98 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  TAX-FREE  INCOME  FUND

                                          INVESTMENT ACTIVITIES                            DISTRIBUTIONS
                    -----------------------------------------------------------------------------------------------------
                                                   NET
                         NET                  REALIZED AND                                                          NET
                        ASSET                  UNREALIZED       TOTAL                                              ASSET
                        VALUE,       NET          GAINS         FROM          NET         NET                     VALUE,
                      BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL       END OF
                      OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS   PERIOD
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . .  $    10.65        0.49         (0.82)       (0.33)       (0.49)     (0.04)          (0.53)  $  9.79
Year Ended
October 31, 2000 . .  $     9.79        0.50          0.25         0.75        (0.50)         -           (0.50)  $ 10.04
Year Ended
October 31, 2001 . .  $    10.04        0.46          0.49         0.95        (0.48)         -           (0.48)  $ 10.51
Year Ended
October 31, 2002 . .  $    10.51        0.47             -         0.47        (0.47)         -           (0.47)  $ 10.51
Year Ended
October 31, 2003 . .  $    10.51        0.44         (0.02)        0.42        (0.44)         -           (0.44)  $ 10.49

CLASS B SHARES
Period Ended
October 31, 2003 (d)  $    10.28        0.06          0.20         0.26        (0.06)         -           (0.06)  $ 10.48

CLASS C SHARES
Period Ended
October 31, 2003 (d)  $    10.27        0.06          0.20         0.26        (0.06)         -           (0.06)  $ 10.47

CLASS D SHARES
Year Ended
October 31, 1999 . .  $    10.66        0.51         (0.84)       (0.33)       (0.51)     (0.04)          (0.55)  $  9.78
Year Ended
October 31, 2000 . .  $     9.78        0.53          0.25         0.78        (0.53)         -           (0.53)  $ 10.03
Year Ended
October 31, 2001 . .  $    10.03        0.49          0.49         0.98        (0.51)         -           (0.51)  $ 10.50
Year Ended
October 31, 2002 . .  $    10.50        0.49          0.01         0.50        (0.49)         -           (0.49)  $ 10.51
Year Ended
October 31, 2003 . .  $    10.51        0.47         (0.02)        0.45        (0.47)         -           (0.47)  $ 10.49

CLASS X SHARES
Year Ended
October 31, 1999 . .  $    10.66        0.42         (0.83)       (0.41)       (0.43)     (0.04)          (0.47)  $  9.78
Year Ended
October 31, 2000 . .  $     9.78        0.44          0.25         0.69        (0.44)         -           (0.44)  $ 10.03
Year Ended
October 31, 2001 . .  $    10.03        0.40          0.49         0.89        (0.42)         -           (0.42)  $ 10.50
Year Ended
October 31, 2002 . .  $    10.50        0.40          0.01         0.41        (0.40)         -           (0.40)  $ 10.51
Year Ended
October 31, 2003 (e)  $    10.51        0.38         (0.02)        0.36        (0.38)         -           (0.38)  $ 10.49

CLASS Y SHARES
Period Ended
October 31, 2001 (f)  $    10.32        0.22          0.16         0.38        (0.22)         -           (0.22)  $ 10.48
Year Ended
October 31, 2002 . .  $    10.48        0.41             -         0.41        (0.40)         -           (0.40)  $ 10.49
Year Ended
October 31, 2003 (e)  $    10.49        0.39         (0.03)        0.36        (0.38)         -           (0.38)  $ 10.47
-------------------------------------------------------------------------------------------------------------------------

                                                           RATIOS  /  SUPPLEMENTAL  DATA
                    -----------------------------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                                            RATIO OF NET      RATIO OF        INVESTMENT
                                      NET       RATIO OF     INVESTMENT       EXPENSES          INCOME
                                    ASSETS      EXPENSES       INCOME         (PRIOR TO        (PRIOR TO
                                    AT END     TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                        TOTAL      OF PERIOD       NET           NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                      RETURN (A)    (000S)       ASSETS        ASSETS      NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . .     (3.26%)  $     2,383        0.96%          4.73%              (i)              (i)        42.26%
Year Ended
October 31, 2000 . .       7.90%  $     3,792        0.94%          5.09%              (i)              (i)         7.08%
Year Ended
October 31, 2001 . .       9.70%  $     5,837        1.00%          4.56%              (i)              (i)         7.29%
Year Ended
October 31, 2002 . .       4.57%  $     7,586        0.99%          4.48%              (i)              (i)        27.77%
Year Ended
October 31, 2003 . .       4.09%  $     7,580        0.98%          4.20%              (i)              (i)        16.91%

CLASS B SHARES
Period Ended
October 31, 2003 (d)   2.48% (g)  $        41    1.72% (h)      3.54% (h)              (i)              (i)        16.91%

CLASS C SHARES
Period Ended
October 31, 2003 (d)   2.48% (g)  $         1    1.72% (h)      3.65% (h)              (i)              (i)        16.91%

CLASS D SHARES
Year Ended
October 31, 1999 . .     (3.21%)  $   226,270        0.71%          4.93%            0.71%            4.93%        42.26%
Year Ended
October 31, 2000 . .       8.18%  $   204,337        0.70%          5.35%            0.70%            5.35%         7.08%
Year Ended
October 31, 2001 . .       9.99%  $   202,942        0.75%          4.82%              (i)              (i)         7.29%
Year Ended
October 31, 2002 . .       4.94%  $   195,601        0.73%          4.74%              (i)              (i)        27.77%
Year Ended
October 31, 2003 . .       4.36%  $   184,774        0.72%          4.47%              (i)              (i)        16.91%

CLASS X SHARES
Year Ended
October 31, 1999 . .     (4.02%)  $     3,746        1.56%          4.12%              (i)              (i)        42.26%
Year Ended
October 31, 2000 . .       7.27%  $     4,601        1.55%          4.50%              (i)              (i)         7.08%
Year Ended
October 31, 2001 . .       9.06%  $     5,592        1.60%          3.96%              (i)              (i)         7.29%
Year Ended
October 31, 2002 . .       4.05%  $     6,445        1.58%          3.88%              (i)              (i)        27.77%
Year Ended
October 31, 2003 (e)       3.48%  $     6,861        1.57%          3.61%              (i)              (i)        16.91%

CLASS Y SHARES
Period Ended
October 31, 2001 (f)   3.73% (g)  $       115    1.62% (h)      3.98% (h)              (i)              (i)         7.29%
Year Ended
October 31, 2002 . .       4.06%  $       221        1.59%          3.87%              (i)              (i)        27.77%
Year Ended
October 31, 2003 (e)       3.49%  $       652        1.57%          3.61%              (i)              (i)        16.91%
-------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
(i)  There  were  no  fee  reductions  during  the  period.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 99
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding

GARTMORE  MONEY  MARKET  FUND

                                               INVESTMENT ACTIVITIES         DISTRIBUTIONS
                                 -------------------------------------------------------------------------------------
                                      NET                                                             NET
                                     ASSET                   TOTAL                                   ASSET
                                     VALUE,       NET         FROM         NET                      VALUE,
                                   BEGINNING   INVESTMENT  INVESTMENT  INVESTMENT       TOTAL       END OF     TOTAL
                                   OF PERIOD     INCOME    ACTIVITIES    INCOME     DISTRIBUTIONS   PERIOD    RETURN
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (b)  $     1.00        0.01        0.01       (0.01)          (0.01)  $  1.00  1.12% (f)
Year Ended October 31, 2003 . . .  $     1.00        0.01        0.01       (0.01)          (0.01)  $  1.00      0.77%

SERVICE CLASS SHARES
Period Ended October 31, 1999 (c)  $     1.00        0.04        0.04       (0.04)          (0.04)  $  1.00  3.69% (f)
Year Ended October 31, 2000 . . .  $     1.00        0.06        0.06       (0.06)          (0.06)  $  1.00      5.64%
Year Ended October 31, 2001 . . .  $     1.00        0.04        0.04       (0.04)          (0.04)  $  1.00      4.15%
Year Ended October 31, 2002 . . .  $     1.00        0.01        0.01       (0.01)          (0.01)  $  1.00      1.11%
Year Ended October 31, 2003 . . .  $     1.00        0.01        0.01       (0.01)          (0.01)  $  1.00      0.59%

PRIME SHARES
Year Ended October 31, 1999 (d) .  $     1.00        0.05        0.05       (0.05)          (0.05)  $  1.00      4.61%
Year Ended October 31, 2000 . . .  $     1.00        0.06        0.06       (0.06)          (0.06)  $  1.00      5.74%
Year Ended October 31, 2001 . . .  $     1.00        0.04        0.04       (0.04)          (0.04)  $  1.00      4.22%
Year Ended October 31, 2002 . . .  $     1.00        0.01        0.01       (0.01)          (0.01)  $  1.00      1.23%
Year Ended October 31, 2003 . . .  $     1.00        0.01        0.01       (0.01)          (0.01)  $  1.00      0.69%
----------------------------------------------------------------------------------------------------------------------

                                                     RATIOS  /  SUPPLEMENTAL  DATA
                                 -----------------------------------------------------------------------------
                                                             RATIO OF NET      RATIO OF        RATIO OF NET
                                       NET       RATIO OF     INVESTMENT       EXPENSES         INVESTMENT
                                     ASSETS      EXPENSES       INCOME         (PRIOR TO     INCOME (PRIOR TO
                                    AT END OF   TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                                     PERIOD         NET           NET         TO AVERAGE        TO AVERAGE
                                     (000S)       ASSETS        ASSETS      NET ASSETS (A)    NET ASSETS (A)
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (b)  $     8,606    0.59% (g)      1.25% (g)              (e)                (e)
Year Ended October 31, 2003 . . .  $ 1,214,406        0.56%          0.73%              (e)                (e)

SERVICE CLASS SHARES
Period Ended October 31, 1999 (c)  $    22,295    0.64% (g)      4.74% (g)        0.79% (g)          4.59% (g)
Year Ended October 31, 2000 . . .  $   256,221        0.75%          5.68%            0.86%              5.57%
Year Ended October 31, 2001 . . .  $   440,874        0.75%          3.85%            0.91%              3.69%
Year Ended October 31, 2002 . . .  $   627,365        0.80%          1.09%            0.96%              0.93%
Year Ended October 31, 2003 . . .  $     8,473        0.75%          0.89%            0.92%              0.72%

PRIME SHARES
Year Ended October 31, 1999 (d) .  $ 1,345,342        0.61%          4.52%            0.61%              4.52%
Year Ended October 31, 2000 . . .  $ 1,241,194        0.65%          5.58%            0.65%              5.58%
Year Ended October 31, 2001 . . .  $ 1,385,774        0.68%          4.10%              (e)                (e)
Year Ended October 31, 2002 . . .  $ 1,177,541        0.70%          1.22%              (e)                (e)
Year Ended October 31, 2003 . . .  $   470,771        0.64%          0.73%              (e)                (e)
--------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c) For the period from January 4, 1999 (commencement of operations) through October 31, 1999.
(d) As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.
(e)  There  were  no  fee  reductions  in  this  period.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

100 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  MORLEY  ENHANCED  INCOME  FUND

                                            INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                      ------------------------------------------------------------------------------------------------------------
                                                     NET
                           NET                  REALIZED AND
                          ASSET                  UNREALIZED       TOTAL                                       NET
                          VALUE,       NET          GAINS         FROM          NET                      ASSET VALUE,
                        BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF        TOTAL
                        OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD      RETURN (A)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) .  $    10.00        0.48         (0.10)        0.38        (0.48)          (0.48)  $        9.90   3.86% (f)
Year Ended
October 31, 2001 . . .  $     9.90        0.52         (0.20)        0.32        (0.52)          (0.52)  $        9.70       3.26%
Year Ended
October 31, 2002 . . .  $     9.70        0.41         (0.26)        0.15        (0.41)          (0.41)  $        9.44       1.60%
Year Ended
October 31, 2003 . . .  $     9.44        0.30         (0.18)        0.12        (0.30)          (0.30)  $        9.26       1.31%

CLASS R SHARES
Period Ended
October 31, 2003 (e) .  $     9.30        0.02         (0.03)       (0.01)       (0.02)          (0.02)  $        9.27  (0.13%)(f)

INSTITUTIONAL
CLASS SHARES
Period Ended
October 31, 2000 (d) .  $    10.00        0.51         (0.11)        0.40        (0.51)          (0.51)  $        9.89   4.16% (f)
Year Ended
October 31, 2001 . . .  $     9.89        0.56         (0.19)        0.37        (0.56)          (0.56)  $        9.70       3.83%
Year Ended
October 31, 2002 . . .  $     9.70        0.45         (0.26)        0.19        (0.45)          (0.45)  $        9.44       1.96%
Year Ended
October 31, 2003 . . .  $     9.44        0.33         (0.18)        0.15        (0.33)          (0.33)  $        9.26       1.64%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .  $    10.00        0.49         (0.10)        0.39        (0.49)          (0.49)  $        9.90   4.02% (f)
Year Ended
October 31, 2001 . . .  $     9.90        0.54         (0.19)        0.35        (0.54)          (0.54)  $        9.71       3.57%
Year Ended
October 31, 2002 . . .  $     9.71        0.42         (0.27)        0.15        (0.42)          (0.42)  $        9.44       1.60%
Year Ended
October 31, 2003 . . .  $     9.44        0.31         (0.17)        0.14        (0.31)          (0.31)  $        9.27       1.50%
----------------------------------------------------------------------------------------------------------------------------------

                                                 RATIOS  /  SUPPLEMENTAL  DATA
                      -----------------------------------------------------------------------------------------
                                                                                   RATIO OF NET
                                                  RATIO OF NET      RATIO OF        INVESTMENT
                            NET       RATIO OF     INVESTMENT       EXPENSES          INCOME
                          ASSETS      EXPENSES       INCOME         (PRIOR TO        (PRIOR TO
                         AT END OF   TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                          PERIOD         NET           NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                          (000S)       ASSETS        ASSETS      NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) .  $       368    0.90% (g)      5.90% (g)        2.63% (g)        4.17% (g)         4.42%
Year Ended
October 31, 2001 . . .  $       629        0.90%          5.18%            1.51%            4.57%        46.50%
Year Ended
October 31, 2002 . . .  $     1,691        0.79%          4.28%            0.95%            4.12%        32.97%
Year Ended
October 31, 2003 . . .  $     2,404        0.78%          3.11%            0.88%            3.01%        29.97%

CLASS R SHARES
Period Ended
October 31, 2003 (e) .  $         1    1.05% (g)      2.01% (g)        1.15% (g)        1.91% (g)        29.97%

INSTITUTIONAL
CLASS SHARES
Period Ended
October 31, 2000 (d) .  $       497    0.45% (g)      6.44% (g)        2.13% (g)        4.76% (g)         4.42%
Year Ended
October 31, 2001 . . .  $    10,144        0.45%          5.39%            0.98%            4.86%        46.50%
Year Ended
October 31, 2002 . . .  $    57,703        0.45%          4.57%            0.64%            4.38%        32.97%
Year Ended
October 31, 2003 . . .  $   155,704        0.45%          3.40%            0.55%            3.30%        29.97%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .  $    11,614    0.70% (g)      5.96% (g)        1.73% (g)        4.93% (g)         4.42%
Year Ended
October 31, 2001 . . .  $    11,593        0.70%          5.45%            1.44%            4.71%        46.50%
Year Ended
October 31, 2002 . . .  $    10,093        0.70%          4.41%            0.90%            4.21%        32.97%
Year Ended
October 31, 2003 . . .  $     9,256        0.70%          3.25%            0.80%            3.15%        29.97%
---------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)  Not  annualized.
(g)  Annualized.

See  notes  to  financial  statements.

                                                          2003 ANNUAL REPORT 101
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Outstanding

GARTMORE  MORLEY  CAPITAL  ACCUMULATION  FUND

                                          INVESTMENT ACTIVITIES                    DISTRIBUTIONS
                    ------------------------------------------------------------------------------------------------------------
                                                   NET
                         NET                   REALIZED AND
                        ASSET         NET       UNREALIZED     TOTAL
                        VALUE,    INVESTMENT      GAINS         FROM         NET         NET
                      BEGINNING     INCOME     (LOSSES) ON   INVESTMENT  INVESTMENT   REALIZED       TOTAL           REVERSE
                      OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES    INCOME       GAINS    DISTRIBUTIONS   STOCK SPLIT (A)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2003 (d)  $    10.00         0.08             -        0.08       (0.08)         -           (0.08)                -

INSTITUTIONAL CLASS
SHARES
Period Ended
October 31, 1999 (e)  $    10.00         0.38             -        0.38       (0.38)         -           (0.38)                -
Year Ended
October 31, 2000 . .  $    10.00         0.57          0.01        0.58       (0.58)         -           (0.58)                -
Year Ended
October 31, 2001 . .  $    10.00         0.59             -        0.59       (0.59)         -           (0.59)                -
Year Ended
October 31, 2002 . .  $    10.00         0.47             -        0.47       (0.47)     (0.04)          (0.51)             0.04
Year Ended
October 31, 2003 . .  $    10.00         0.34             -        0.34       (0.34)         -           (0.34)                -

IRA CLASS SHARES
Period Ended
October 31, 1999 (e)  $    10.00         0.35             -        0.35       (0.35)         -           (0.35)                -
Year Ended
October 31, 2000 . .  $    10.00         0.53          0.01        0.54       (0.54)         -           (0.54)                -
Year Ended
October 31, 2001 . .  $    10.00         0.55             -        0.55       (0.55)         -           (0.55)                -
Year Ended
October 31, 2002 . .  $    10.00         0.43             -        0.43       (0.43)     (0.04)          (0.47)             0.04
Year Ended
October 31, 2003 . .  $    10.00         0.29          0.01        0.30       (0.30)         -           (0.30)                -

SERVICE CLASS SHARES
Period Ended
October 31, 1999 (e)  $    10.00         0.35             -        0.35       (0.35)         -           (0.35)                -
Year Ended
October 31, 2000 . .  $    10.00         0.53          0.01        0.54       (0.54)         -           (0.54)                -
Year Ended
October 31, 2001 . .  $    10.00         0.55             -        0.55       (0.55)         -           (0.55)                -
Year Ended
October 31, 2002 . .  $    10.00         0.44             -        0.44       (0.44)     (0.04)          (0.48)             0.04
Year Ended
October 31, 2003 . .  $    10.00         0.30             -        0.30       (0.30)         -           (0.30)                -
--------------------------------------------------------------------------------------------------------------------------------

                                                                   RATIOS  /  SUPPLEMENTAL  DATA
                    ---------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                    RATIO OF NET      RATIO OF         INVESTMENT
                        NET                   NET       RATIO OF     INVESTMENT       EXPENSES           INCOME
                       ASSET                ASSETS      EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                      VALUE,               AT END OF   TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                      END OF     TOTAL      PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                      PERIOD    RETURN      (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2003 (d)  $ 10.00  0.76% (f)  $        42    0.95% (g)      2.68% (g)        1.05% (g)          2.58% (g)        16.61%

INSTITUTIONAL CLASS
SHARES
Period Ended
October 31, 1999 (e)  $ 10.00  3.91% (f)  $     5,130    0.55% (g)      5.17% (g)        4.18% (g)          1.54% (g)         8.20%
Year Ended
October 31, 2000 . .  $ 10.00      5.93%  $     8,973        0.55%          5.85%            1.47%              4.93%        28.30%
Year Ended
October 31, 2001 . .  $ 10.00      6.06%  $    15,531        0.55%          5.83%            0.83%              5.55%        59.67%
Year Ended
October 31, 2002 . .  $ 10.00      4.84%  $    19,239        0.57%          4.73%            0.71%              4.69%        37.37%
Year Ended
October 31, 2003 . .  $ 10.00      3.41%  $    47,491        0.60%          3.40%            0.70%              3.30%        16.61%

IRA CLASS SHARES
Period Ended
October 31, 1999 (e)  $ 10.00  3.60% (f)  $     1,829    0.95% (g)      4.77% (g)        4.65% (g)          1.07% (g)         8.20%
Year Ended
October 31, 2000 . .  $ 10.00      5.51%  $     1,867        0.95%          5.38%            1.81%              4.52%        28.30%
Year Ended
October 31, 2001 . .  $ 10.00      5.64%  $     2,073        0.95%          5.46%            1.19%              5.22%        59.67%
Year Ended
October 31, 2002 . .  $ 10.00      4.41%  $    38,001        1.01%          4.00%            1.11%              4.00%        37.37%
Year Ended
October 31, 2003 . .  $ 10.00      2.99%  $   413,934        1.01%          2.90%            1.11%              2.80%        16.61%

SERVICE CLASS SHARES
Period Ended
October 31, 1999 (e)  $ 10.00  3.60% (f)  $     1,051    0.95% (g)      4.74% (g)        6.10% (g)         (0.41%)(g)         8.20%
Year Ended
October 31, 2000 . .  $ 10.00      5.52%  $     8,820        0.95%          5.51%            1.80%              4.66%        28.30%
Year Ended
October 31, 2001 . .  $ 10.00      5.64%  $    24,871        0.95%          5.45%            1.23%              5.17%        59.67%
Year Ended
October 31, 2002 . .  $ 10.00      4.44%  $    84,679        0.96%          4.23%            1.08%              4.21%        37.37%
Year Ended
October 31, 2003 . .  $ 10.00      3.05%  $   196,569        0.95%          3.06%            1.05%              2.96%        16.61%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(e) For the period from February 1, 1999 (commencement of operations) through October 31, 1999.
(f)  Not  annualized.
(g)  Annualized.

See  notes  to  financial  statements.

102 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2003

1.  ORGANIZATION

Gartmore Mutual Funds (the "Trust") is an open-end management investment company. Prior to January 25, 2002, the Trust was named Nationwide Mutual Funds. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust operates thirty-eight (38) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the 15 funds listed below (individually a "Fund", collectively the "Funds"):

     -    Gartmore  Growth  Fund  ("Growth")
     -    Gartmore  Large  Cap  Value  Fund  ("Large  Cap  Value")
     - Gartmore Nationwide Fund ("Nationwide") (formerly Gartmore Total Return Fund)
     -    Gartmore  Mid  Cap  Growth  Fund  ("Mid  Cap  Growth")
     -    Gartmore  Investor  Destinations  Aggressive  Fund  ("Aggressive")
     - Gartmore Investor Destinations Moderately Aggressive Fund ("Moderately Aggressive")
     -    Gartmore  Investor  Destinations  Moderate  Fund  ("Moderate")
     - Gartmore Investor Destinations Moderately Conservative Fund ("Moderately Conservative")
     -    Gartmore  Investor  Destinations  Conservative  Fund  ("Conservative")
     -    Gartmore  Bond  Fund  ("Bond")
     -    Gartmore  Government  Bond  Fund  ("Government  Bond")
     -    Gartmore  Tax-Free  Income  Fund  ("Tax-Free  Income")
     -    Gartmore  Money  Market  Fund  ("Money  Market")
     -    Gartmore  Morley  Enhanced  Income  Fund  ("Morley  Enhanced  Income")
     -    Gartmore  Morley  Capital  Accumulation  Fund  ("Morley  Capital
          Accumulation")

Each of the Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds (collectively, the "Investor Destinations Funds") is constructed as a "fund of funds," which means that each of these Funds pursues its investment objectives primarily by allocating its investments among other mutual funds (the "Underlying Funds"). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Funds, except for the Aggressive Fund, also may invest in a non-registered fixed interest contract issued by Nationwide Life Insurance Company ("Fixed Interest Contract") up to each Fund's designated limit.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(A)  SECURITY  VALUATION

     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

                                                          2003 ANNUAL REPORT 103
--------------------------------------------------------------------------------

October 31, 2003

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

     Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

     Shares of the Underlying Funds in which the Investor Destinations Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Underlying Funds generally value securities and assets at value. Under most circumstances, the Fixed Interest Contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day's par value, prior day's interest accrued (par multiplied by guaranteed fixed rate), and current day net purchase or redemption.

     The Trust's Board of Trustees has established policies and procedures for the Morley Capital Accumulation Fund governing valuation of the wrap contracts which it believes in good faith accurately reflect the value of each of the Fund's wrap contracts. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to: (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees, or its delegate, determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations a Fund may experience variability in its NAV per share.

(B)  REPURCHASE  AGREEMENTS

     The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian, or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

(C)  FUTURES  CONTRACTS

     Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made each day, depending on the daily fluctuations in the value/market value of the underlying security.

     A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

     104 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

     Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(D)  SECURITY  TRANSACTIONS  AND  INVESTMENT  INCOME

     Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Interest income for the fixed contract is accrued daily and reinvested the following day.

(E)  SECURITIES  LENDING

     To generate additional income, all of the Funds, with the exception of the Money Market Fund, may lend up to 331/3% of the Fund's total assets pursuant to agreements, requiring that the Fund receives cash or securities as collateral with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market the collateral on a daily basis so that the market value of the collateral does not fall below 100% of the market value of the portfolio securities loaned. Cash collateral invested is shown in the Statement of Investments as fund securities. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program. JPMorgan Chase Bank receives a custody fee based on the value of collateral received from borrowers. As of October 31, 2003, the following Funds had securities with the following market values on loan:

                              MARKET VALUE OF     MARKET VALUE
FUND                         LOANED SECURITIES   OF COLLATERAL*
----------------------------------------------------------------
Growth. . . . . . . . . . .  $       17,069,866  $    17,370,322
----------------------------------------------------------------
Large Cap Value . . . . . .             926,554          950,025
----------------------------------------------------------------
Nationwide. . . . . . . . .          24,428,780       25,251,934
----------------------------------------------------------------
Bond. . . . . . . . . . . .          19,427,478       19,755,313
----------------------------------------------------------------
Government Bond . . . . . .          31,183,967       31,875,983
----------------------------------------------------------------
Morley Capital Accumulation          16,758,552       17,067,553
----------------------------------------------------------------

*  Includes  securities  and  cash  collateral.

                                                          2003 ANNUAL REPORT 105
--------------------------------------------------------------------------------

October 31, 2003

(F)  FEDERAL  INCOME  TAXES

     It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

     The tax character of distributions paid during the fiscal year ended October 31, 2003, was as follows:

                            DISTRIBUTIONS  PAID  FROM
                            -------------------------
                                           NET LONG
                                             TERM         TOTAL            TAX                         TOTAL
                              ORDINARY     CAPITAL       TAXABLE          EXEMPT        RETURN     DISTRIBUTIONS
FUND                           INCOME       GAINS     DISTRIBUTIONS   DISTRIBUTIONS   OF CAPITAL        PAID
-----------------------------------------------------------------------------------------------------------------
Growth. . . . . . . . . . .  $         -  $        -  $            -  $            -  $         -  $            -
-----------------------------------------------------------------------------------------------------------------
Large Cap Value . . . . . .      265,045           -         265,045               -            -         265,045
-----------------------------------------------------------------------------------------------------------------
Nationwide. . . . . . . . .   12,278,389           -      12,278,389               -            -      12,278,389
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth. . . . . . .            -           -               -               -            -               -
-----------------------------------------------------------------------------------------------------------------
Aggressive. . . . . . . . .      824,793           -         824,793               -       84,159         908,952
-----------------------------------------------------------------------------------------------------------------
Moderately Aggressive . . .    2,020,165           -       2,020,165               -        6,702       2,026,867
-----------------------------------------------------------------------------------------------------------------
Moderate. . . . . . . . . .    3,388,294           -       3,388,294               -            -       3,388,294
-----------------------------------------------------------------------------------------------------------------
Moderately Conservative . .    1,342,809           -       1,342,809               -            -       1,342,809
-----------------------------------------------------------------------------------------------------------------
Conservative. . . . . . . .    1,266,359           -       1,266,359               -            -       1,266,359
-----------------------------------------------------------------------------------------------------------------
Bond. . . . . . . . . . . .    7,589,935           -       7,589,935               -            -       7,589,935
-----------------------------------------------------------------------------------------------------------------
Government Bond . . . . . .   10,868,647   2,788,828      13,657,475               -            -      13,657,475
-----------------------------------------------------------------------------------------------------------------
Tax-Free Income . . . . . .       21,005           -          21,005       9,201,358            -       9,222,363
-----------------------------------------------------------------------------------------------------------------
Money Market. . . . . . . .   14,043,059           -      14,043,059               -            -      14,043,059
-----------------------------------------------------------------------------------------------------------------
Morley Enhanced Income. . .    3,745,157           -       3,745,157               -            -       3,745,157
-----------------------------------------------------------------------------------------------------------------
Morley Capital Accumulation   10,522,121           -      10,522,121               -            -      10,522,121
-----------------------------------------------------------------------------------------------------------------

106 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

As of October 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                             UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED                                   ACCUMULATED
                               TAX EXEMPT       ORDINARY       LONG-TERM     ACCUMULATED    DISTRIBUTIONS    CAPITAL AND
FUND                             INCOME          INCOME      CAPITAL GAINS     EARNINGS        PAYABLE       OTHER LOSSES
--------------------------------------------------------------------------------------------------------------------------
Growth. . . . . . . . . . .  $            -  $      110,446  $            -  $    110,446  $            -   $(295,008,875)
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value . . . . . .               -          17,865               -        17,865               -      (3,049,615)
--------------------------------------------------------------------------------------------------------------------------
Nationwide. . . . . . . . .               -       1,308,957               -     1,308,957               -    (181,209,979)
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth. . . . . . .               -          66,870          16,508        83,378               -               -
--------------------------------------------------------------------------------------------------------------------------
Aggressive. . . . . . . . .               -               -               -             -               -      (2,114,098)
--------------------------------------------------------------------------------------------------------------------------
Moderately Aggressive . . .               -               -               -             -               -      (1,498,160)
--------------------------------------------------------------------------------------------------------------------------
Moderate. . . . . . . . . .               -         133,269               -       133,269               -      (1,568,988)
--------------------------------------------------------------------------------------------------------------------------
Moderately Conservative. .                -          91,585               -        91,585               -        (420,395)
--------------------------------------------------------------------------------------------------------------------------
Conservative. . . . . . . .               -          93,155               -        93,155               -          (3,192)
--------------------------------------------------------------------------------------------------------------------------
Bond. . . . . . . . . . . .               -         547,041               -       547,041        (555,624)     (7,897,035)
--------------------------------------------------------------------------------------------------------------------------
Government Bond . . . . . .               -       3,445,365       2,302,174     5,747,539        (706,986)              -
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Income . . . . . .         573,276               -               -       573,276        (729,663)       (620,910)
--------------------------------------------------------------------------------------------------------------------------
Money Market. . . . . . . .               -         824,219               -       824,219        (824,219)         (9,232)
--------------------------------------------------------------------------------------------------------------------------
Morley Enhanced Income. . .               -         415,754               -       415,754        (408,821)     (3,977,958)
--------------------------------------------------------------------------------------------------------------------------
Morley Capital Accumulation               -       2,018,382          13,503     2,031,885      (1,374,772)              -
--------------------------------------------------------------------------------------------------------------------------

                                                   TOTAL
                                UNREALIZED      ACCUMULATED
                               APPRECIATION       EARNINGS
FUND                          (DEPRECIATION)*    (DEFICIT)
--------------------------------------------------------------
Growth. . . . . . . . . . .  $     26,718,982   $(268,179,447)
--------------------------------------------------------------
Large Cap Value . . . . . .         2,873,054        (158,696)
--------------------------------------------------------------
Nationwide. . . . . . . . .       180,382,953         481,931
--------------------------------------------------------------
Mid Cap Growth. . . . . . .           359,245         442,623
--------------------------------------------------------------
Aggressive. . . . . . . . .        11,255,573       9,141,475
--------------------------------------------------------------
Moderately Aggressive . . .        17,316,461      15,818,301
--------------------------------------------------------------
Moderate. . . . . . . . . .        15,000,119      13,564,400
--------------------------------------------------------------
Moderately Conservative. .          3,400,059       3,071,249
--------------------------------------------------------------
Conservative. . . . . . . .         1,023,712       1,113,675
--------------------------------------------------------------
Bond. . . . . . . . . . . .         9,817,976       1,912,358
--------------------------------------------------------------
Government Bond . . . . . .         3,139,282       8,179,835
--------------------------------------------------------------
Tax-Free Income . . . . . .        12,332,801      11,555,504
--------------------------------------------------------------
Money Market. . . . . . . .                 -          (9,232)
--------------------------------------------------------------
Morley Enhanced Income. . .           (14,172)     (3,985,197)
--------------------------------------------------------------
Morley Capital Accumulation          (822,026)       (164,913)
--------------------------------------------------------------

* The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of October 31, 2003, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

                                  TAX                                        NET UNREALIZED
                                COST OF       UNREALIZED      UNREALIZED      APPRECIATION
FUND                           SECURITIES    APPRECIATION    DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------------------
Growth. . . . . . . . . . .  $  309,384,134  $  41,240,552  $ (14,521,570)  $    26,718,982
--------------------------------------------------------------------------------------------
Large Cap Value . . . . . .      23,849,209      3,855,871       (982,817)        2,873,054
--------------------------------------------------------------------------------------------
Nationwide. . . . . . . . .   1,768,813,056    245,452,735    (65,069,782)      180,382,953
--------------------------------------------------------------------------------------------
Mid Cap Growth. . . . . . .       1,550,537        386,461        (27,216)          359,245
--------------------------------------------------------------------------------------------
Aggressive. . . . . . . . .     131,730,908     20,024,382     (8,768,809)       11,255,573
--------------------------------------------------------------------------------------------
Moderately Aggressive . . .     230,617,086     21,613,308     (4,296,847)       17,316,461
--------------------------------------------------------------------------------------------
Moderate. . . . . . . . . .     270,345,727     20,935,765     (5,935,646)       15,000,119
--------------------------------------------------------------------------------------------
Moderately Conservative . .      89,345,190      5,191,624     (1,791,565)        3,400,059
--------------------------------------------------------------------------------------------
Conservative. . . . . . . .      65,451,162      2,216,027     (1,192,315)        1,023,712
--------------------------------------------------------------------------------------------
Bond. . . . . . . . . . . .     146,348,117     10,186,352       (368,376)        9,817,976
--------------------------------------------------------------------------------------------
Government Bond . . . . . .     230,018,510      5,178,123     (2,038,841)        3,139,282
--------------------------------------------------------------------------------------------
Tax-Free Income . . . . . .     185,510,309     13,352,007     (1,019,206)       12,332,801
--------------------------------------------------------------------------------------------
Morley Enhanced Income. . .     166,875,450        926,998       (941,170)          (14,172)
--------------------------------------------------------------------------------------------
Morley Capital Accumulation     674,322,050      3,990,913     (4,812,939)         (822,026)
--------------------------------------------------------------------------------------------

                                                          2003 ANNUAL REPORT 107
--------------------------------------------------------------------------------

October 31, 2003

As of October 31, 2003, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the treasury regulations:

FUND                        AMOUNT     EXPIRES
----------------------------------------------
Growth. . . . . . . . .  $223,037,266     2009
----------------------------------------------
Growth. . . . . . . . .    71,971,609     2010
----------------------------------------------
Large Cap Value . . . .     1,147,813     2010
----------------------------------------------
Large Cap Value . . . .     1,901,802     2011
----------------------------------------------
Nationwide. . . . . . .    92,129,209     2009
----------------------------------------------
Nationwide. . . . . . .    89,080,770     2010
----------------------------------------------
Aggressive. . . . . . .     1,522,238     2009
----------------------------------------------
Aggressive. . . . . . .       591,859     2011
----------------------------------------------
Moderately Aggressive .     1,262,060     2009
----------------------------------------------
Moderately Aggressive .       236,099     2011
----------------------------------------------
Moderate. . . . . . . .       986,354     2009
----------------------------------------------
Moderate. . . . . . . .       582,634     2011
----------------------------------------------
Moderately Conservative         9,627     2008
----------------------------------------------
Moderately Conservative       263,275     2009
----------------------------------------------
Moderately Conservative       100,651     2010
----------------------------------------------
Moderately Conservative        46,842     2011
----------------------------------------------
Conservative. . . . . .         1,548     2009
----------------------------------------------
Conservative. . . . . .         1,644     2010
----------------------------------------------
Bond. . . . . . . . . .       171,239     2004
----------------------------------------------
Bond. . . . . . . . . .       437,943     2007
----------------------------------------------
Bond. . . . . . . . . .     4,933,157     2008
----------------------------------------------
Bond. . . . . . . . . .       813,853     2009
----------------------------------------------
Bond. . . . . . . . . .     1,540,843     2010
----------------------------------------------
Tax-Free Income . . . .       112,676     2007
----------------------------------------------
Tax-Free Income . . . .       233,248     2008
----------------------------------------------
Tax-Free Income . . . .       274,984     2011
----------------------------------------------
Money Market. . . . . .         1,238     2008
----------------------------------------------
Money Market. . . . . .         7,994     2010
----------------------------------------------
Morley Enhanced Income.       181,706     2008
----------------------------------------------
Morley Enhanced Income.       896,348     2009
----------------------------------------------
Morley Enhanced Income.     1,947,216     2010
----------------------------------------------
Morley Enhanced Income.       952,689     2011
----------------------------------------------

For the taxable year ended October 31, 2003, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

FUND                     PERCENTAGE
------------------------------------
Large Cap Value . . . .         100%
------------------------------------
Nationwide. . . . . . .         100%
------------------------------------
Aggressive. . . . . . .          72%
------------------------------------
Moderately Aggressive .          46%
------------------------------------
Moderate. . . . . . . .          28%
------------------------------------
Moderately Conservative          16%
------------------------------------
Conservative. . . . . .           7%
------------------------------------

108 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

(G)  DISTRIBUTIONS  TO  SHAREHOLDERS

     Net investment income, if any, is declared and paid quarterly for the Growth, Large Cap Value, Nationwide, Mid Cap Growth, and Investor Destinations Funds, and is declared daily and paid monthly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

     Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(H)  EXPENSES

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Once expenses are charged to a Fund, these expenses are allocated to the classes based on relative net assets of each class for the Growth, Large Cap Value, Nationwide, Mid Cap Growth, and Investor Destinations Funds, and are based on total settled shares outstanding of each class for all other Funds. Expenses specific to a class (such as 12b-1 and administrative services fees) are charged to that class.

(I)  WRAP  CONTRACT  -  MORLEY  CAPITAL  ACCUMULATION

     A "wrap contract" is a derivative instrument that is designed to protect the portfolio from investment losses and, under most circumstances, permit the Morley Capital Accumulation Fund to maintain a constant NAV per share. There is no active trading market for wrap contracts, and none is expected to develop; therefore, these wrap contracts are considered illiquid.

     The wrap contract of the Morley Capital Accumulation Fund will vary inversely with the value of its respective assets that are covered by the contracts ("covered assets"). When the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus interest on the assets accrued at the crediting rate specified under the wrap contracts) wrap contracts will be assets of the Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than the assets' book value, wrap contracts will become a liability of the Fund equal to the amount by which the market value of covered assets exceeds the assets' book value. In this manner, under normal conditions, wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of a Fund.

     In connection with its investment objective of maintaining a stable net asset value per share, the Morley Capital Accumulation Fund has entered into book value maintenance (wrap contracts) with the following institutions: Bank of America NT&SA; Aegon USA; and Royal Bank of Canada (collectively the "wrap providers"). The wrap contracts obligate the wrap providers to make payments in specified circumstances, and allow the Fund, under most circumstances, to maintain net asset value at $10.00 per share.

     The SEC is reviewing whether the wrap agreements that Gartmore Morley Capital Accumulation Fund and other stable value funds in the industry enter into are appropriately valued under the federal securities laws and generally accepted accounting principles. As of the date of this report, the SEC has rendered no definitive conclusions regarding the valuation of these instruments. Therefore, these contracts will continue to be valued under the procedures approved by the Board of Trustees.

                                                          2003 ANNUAL REPORT 109
--------------------------------------------------------------------------------

October 31, 2003

(J)  CAPITAL  SHARE  TRANSACTIONS

Transactions  in  capital  shares  of  the  Funds  were  as  follows:

                                             GROWTH                            LARGE  CAP  VALUE
                           --------------------------------------------------------------------------------
                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                              OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued  $       2,910,606   $      18,058,034   $      12,314,429   $      13,195,433
Dividends reinvested. . . .                  -                   -             260,774           1,359,853
Cost of shares redeemed . .         (2,601,863)        (17,330,213)        (15,437,364)        (15,432,880)
                           --------------------------------------------------------------------------------
                                       308,743             727,821          (2,862,161)           (877,594)
                           --------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued            486,213             559,387             125,624             182,522
Dividends reinvested. . . .                  -                   -               2,960              23,885
Cost of shares redeemed . .           (576,838)           (677,053)            (70,249)            (70,909)
                           --------------------------------------------------------------------------------
                                       (90,625)           (117,666)             58,335             135,498
                           --------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued             32,377              14,920             151,694              52,618
Dividends reinvested. . . .                  -                   -                 455               3,049
Cost of shares redeemed . .             (2,889)             (7,325)            (14,973)            (20,634)
                           --------------------------------------------------------------------------------
                                        29,488               7,595             137,176              35,033
                           --------------------------------------------------------------------------------
CLASS D SHARES
Proceeds from shares issued         18,673,667          17,384,874                   -                   -
Cost of shares redeemed . .        (38,706,342)       (153,516,021)                  -                   -
                           --------------------------------------------------------------------------------
                                   (20,032,675)       (136,131,147)                  -                   -
                           --------------------------------------------------------------------------------
CLASS R SHARES
Proceeds from shares issued           1,000 (a)                  -            1,000 (a)                  -
                           --------------------------------------------------------------------------------
                                         1,000                   -               1,000                   -
                           --------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued          9,137,163       97,189,179 (b)                  -            2,934 (c)
Dividends reinvested. . . .                  -                   -                   -                4 (c)
Cost of shares redeemed . .         (8,589,211)    (13,891,637) (b)                  -         (74,100) (c)
                           --------------------------------------------------------------------------------
                                       547,952          83,297,542                   -             (71,162)
                           --------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . .  $     (19,236,117)  $     (52,215,855)  $      (2,665,650)  $        (778,225)
                           --------------------------------------------------------------------------------
                           --------------------------------------------------------------------------------

(a) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(b) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(c) On March 5, 2002, Institutional Service Class Shares were liquidated in their entirety. Information represents operations through March 5, 2002.

110  ANNUAL  REPORT  2003


--------------------------------------------------------------------------------

                                      GROWTH                          LARGE  CAP  VALUE
                      ----------------------------------------------------------------------------
                           YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                        OCTOBER 31, 2003   OCTOBER 31, 2002   OCTOBER 31, 2003   OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued . . . . . . . .           558,282          2,865,722          1,354,090          1,358,232
Reinvested . . . . . .                 -                  -             28,368            134,470
Redeemed . . . . . . .          (474,885)        (2,741,759)        (1,702,392)        (1,585,305)
                      ----------------------------------------------------------------------------
                                  83,397            123,963           (319,934)           (92,603)
                      ----------------------------------------------------------------------------
CLASS B SHARES
Issued . . . . . . . .           103,132            100,737             13,569             18,342
Reinvested . . . . . .                 -                  -                325              2,381
Redeemed . . . . . . .          (124,007)          (130,408)            (7,764)            (7,545)
                      ----------------------------------------------------------------------------
                                 (20,875)           (29,671)             6,130             13,178
                      ----------------------------------------------------------------------------
CLASS C SHARES
Issued . . . . . . . .             7,311              2,680             16,415              5,185
Reinvested . . . . . .                 -                  -                 50                304
Redeemed . . . . . . .              (643)            (1,411)            (1,587)            (2,058)
                      ----------------------------------------------------------------------------
                                   6,668              1,269             14,878              3,431
                      ----------------------------------------------------------------------------
CLASS D SHARES
Issued . . . . . . . .         3,554,468          2,944,617                  -                  -
Redeemed . . . . . . .        (7,575,195)       (24,598,993)                 -                  -
                      ----------------------------------------------------------------------------
                              (4,020,727)       (21,654,376)                 -                  -
                      ----------------------------------------------------------------------------
CLASS R SHARES
Issued . . . . . . . .            174 (a)                 -             101 (a)                 -
                      ----------------------------------------------------------------------------
                                     174                  -                101                  -
                      ----------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Issued . . . . . . . .         1,794,514      14,931,915 (b)                 -             281 (c)
Redeemed . . . . . . .        (1,684,284)    (2,561,548) (b)                 -         (7,045) (c)
                      ----------------------------------------------------------------------------
                                 110,230         12,370,367                  -             (6,764)
                      ----------------------------------------------------------------------------
Total change in shares        (3,841,133)        (9,188,448)          (298,825)           (82,758)
                      ----------------------------------------------------------------------------
                      ----------------------------------------------------------------------------

(a) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(b) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(c) On March 5, 2002, Institutional Service Class Shares were liquidated in their entirety. Information represents operations through March 5, 2002.

                                                          2003 ANNUAL REPORT 111
--------------------------------------------------------------------------------

October 31, 2003

                                                   NATIONWIDE                             MID  CAP  GROWTH
                                    ---------------------------------------------------------------------------------------
                                         YEAR ENDED          YEAR ENDED          YEAR ENDED               PERIOD ENDED
                                      OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003        OCTOBER 31, 2002 (A)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued (f) . .  $     309,491,897   $     472,153,322   $      467,286 (b)       $                   -
Dividends reinvested. . . . . . . .          1,913,907           1,351,046                   -                            -
Cost of shares redeemed . . . . . .       (184,973,546)       (203,418,294)                  -                            -
                                    ---------------------------------------------------------------------------------------
                                           126,432,258         270,086,074             467,286                            -
                                    ---------------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued (f) . .          2,851,038           4,410,411           17,998 (c)                           -
Dividends reinvested. . . . . . . .             20,214               6,206                   -                            -
Cost of shares redeemed . . . . . .         (4,517,058)         (5,627,040)            (70) (c)                           -
                                    ---------------------------------------------------------------------------------------
                                            (1,645,806)         (1,210,423)             17,928                            -
                                    ---------------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued (f) . .            453,623             131,080            1,000 (c)
Dividends reinvested. . . . . . . .                152                  14                   -                            -
Cost of shares redeemed . . . . . .            (37,271)            (65,805)                  -                            -
                                    ---------------------------------------------------------------------------------------
                                               416,504              65,289               1,000                            -
                                    ---------------------------------------------------------------------------------------
CLASS D SHARES
Proceeds from shares issued (f) . .         51,966,650          76,070,956                   -                            -
Dividends reinvested. . . . . . . .          9,067,856           9,516,783                   -                            -
Cost of shares redeemed . . . . . .       (156,627,769)       (297,074,331)                  -                            -
                                    ---------------------------------------------------------------------------------------
                                           (95,593,263)       (211,486,592)                  -                            -
                                    ---------------------------------------------------------------------------------------
CLASS R SHARES
Proceeds from shares issued (f) . .           1,000 (d)                  -            1,000 (d)                           -
                                    ---------------------------------------------------------------------------------------
                                                 1,000                   -               1,000                            -
                                    ---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Proceeds from shares issued (f) . .          5,415,463       70,730,621 (e)                  -                            -
Dividends reinvested. . . . . . . .            446,348          329,908 (e)                  -                            -
Cost of shares redeemed . . . . . .         (7,635,009)    (11,579,313) (e)                  -     -                      -
                                    ---------------------------------------------------------------------------------------
                                            (1,773,198)         59,481,216                   -                            -
                                    ---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Proceeds from shares issued (f) . .                  -                   -                   -                    1,000,000
Cost of shares redeemed . . . . . .                  -                   -              (1,999)                           -
                                    ---------------------------------------------------------------------------------------
                                                     -                   -              (1,999)                   1,000,000
                                    ---------------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . . . .  $      27,837,495   $     116,935,564   $         485,215        $           1,000,000
                                    ---------------------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------------------

(a) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(b) For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(c) For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(e) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(f)  Amount  includes  redemption  fees,  if  any.

112 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                NATIONWIDE                             MID CAP GROWTH
                                  ------------------------------------------------------------------------------------
                                       YEAR ENDED         YEAR ENDED         YEAR ENDED               PERIOD ENDED
                                    OCTOBER 31, 2003   OCTOBER 31, 2002   OCTOBER 31, 2003        OCTOBER 31, 2002 (A)
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued . . . . . . . . . . . . . .        19,320,268         28,254,201             37,697   (b)                     -
Reinvested . . . . . . . . . . . .           120,704             82,528                  -                           -
Redeemed . . . . . . . . . . . . .       (11,876,314)       (13,162,631)                 -                           -
                                  ------------------------------------------------------------------------------------
                                           7,564,658         15,174,098             37,697                           -
                                  ------------------------------------------------------------------------------------
CLASS B SHARES
Issued . . . . . . . . . . . . . .           183,115            257,143              1,329   (c)                     -
Reinvested . . . . . . . . . . . .             1,376                442                  -                           -
Redeemed . . . . . . . . . . . . .          (293,230)          (343,701)                (5)  (c)                     -
                                  ------------------------------------------------------------------------------------
                                            (108,739)           (86,116)             1,324                           -
                                  ------------------------------------------------------------------------------------
CLASS C SHARES
Issued . . . . . . . . . . . . . .            28,327              7,513                 76   (c)                     -
Reinvested . . . . . . . . . . . .                10                  1                  -                           -
Redeemed . . . . . . . . . . . . .            (2,312)            (3,773)                 -                           -
                                  ------------------------------------------------------------------------------------
                                              26,025              3,741                 76                           -
                                  ------------------------------------------------------------------------------------
CLASS D SHARES
Issued . . . . . . . . . . . . . .         3,245,827          4,498,907                  -                           -
Reinvested . . . . . . . . . . . .           576,879            570,233                  -                           -
Redeemed . . . . . . . . . . . . .        (9,997,956)       (17,482,851)                 -                           -
                                          (6,175,250)       (12,413,711)                 -                           -
CLASS R SHARES
Issued . . . . . . . . . . . . . .             58 (d)                 -                 76   (d)                     -
                                  ------------------------------------------------------------------------------------
                                                  58                  -                 76                           -
                                  ------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Issued . . . . . . . . . . . . . .           344,193       3,909,508 (e)                 -                           -
Reinvested . . . . . . . . . . . .            28,354          20,381 (e)                 -                           -
Redeemed . . . . . . . . . . . . .          (489,697)      (701,262) (e)                 -                           -
                                  ------------------------------------------------------------------------------------
                                            (117,150)         3,228,627                  -                           -
                                  ------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Issued . . . . . . . . . . . . . .                 -                  -                  -                     100,000
Redeemed . . . . . . . . . . . . .                 -                  -               (152)                          -
                                  ------------------------------------------------------------------------------------
                                                   -                  -               (152)                    100,000
                                  ------------------------------------------------------------------------------------
Total change in shares . . . . . .         1,189,602          5,906,639             39,021                     100,000
                                  ------------------------------------------------------------------------------------
                                  ------------------------------------------------------------------------------------

(a) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(b) For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(c) For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(e) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.

                                                          2003 ANNUAL REPORT 113
--------------------------------------------------------------------------------

October 31, 2003

                                                 AGGRESSIVE                        MODERATELY  AGGRESSIVE
                                 --------------------------------------------------------------------------------
                                       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                    OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued . . .  $       3,686,965   $         256,507   $       8,167,525   $       1,234,047
Dividends reinvested. . . . . . .             11,380                 743              35,945               4,432
Cost of shares redeemed . . . . .           (498,817)             (8,127)           (339,508)           (126,142)
                                 --------------------------------------------------------------------------------
                                           3,199,528             249,123           7,863,962           1,112,337
                                 --------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued . . .          1,413,283              41,210           5,302,542             120,956
Dividends reinvested. . . . . . .              2,025                  19               8,638                 438
Cost of shares redeemed . . . . .            (16,292)                  -             (21,928)                  -
                                 --------------------------------------------------------------------------------
                                           1,399,016              41,229           5,289,252             121,394
                                 --------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued . . .          7,347,682              47,955          16,915,450              15,135
Dividends reinvested. . . . . . .              5,965                   -              25,460                   -
Cost of shares redeemed . . . . .           (129,658)                  -             (94,987)                  -
                                 --------------------------------------------------------------------------------
                                           7,223,989              47,955          16,845,923              15,135
                                 --------------------------------------------------------------------------------
CLASS R SHARES
Proceeds from shares issued . . .           1,000 (a)                  -            1,000 (a)                  -
                                 --------------------------------------------------------------------------------
                                               1,000                   -               1,000                   -
                                 --------------------------------------------------------------------------------
SERVICE CLASS SHARES
Proceeds from shares issued . . .         61,169,677          42,740,449         102,633,178          71,636,499
Dividends reinvested. . . . . . .            880,099             429,255           1,919,662             973,254
Cost of shares redeemed . . . . .         (6,896,672)         (6,700,999)         (8,800,054)         (7,888,279)
                                 --------------------------------------------------------------------------------
                                          55,153,104          36,468,705          95,752,786          64,721,474
                                 --------------------------------------------------------------------------------
Change in net assets from capital
transactions. . . . . . . . . . .  $      66,976,637   $      36,807,012   $     125,752,923   $      65,970,340
                                 --------------------------------------------------------------------------------
                                 --------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . . .            507,294              38,597           1,051,871             167,202
Reinvested. . . . . . . . . . . .              1,620                 118               4,741                 625
Redeemed. . . . . . . . . . . . .            (68,383)               (923)            (44,131)            (16,731)
                                 --------------------------------------------------------------------------------
                                             440,531              37,792           1,012,481             151,096
                                 --------------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . . .            195,801               6,586             678,077              17,488
Reinvested. . . . . . . . . . . .                287                   3               1,120                  65
Redeemed. . . . . . . . . . . . .             (2,612)                  -              (2,960)                  -
                                 --------------------------------------------------------------------------------
                                             193,476               6,589             676,237              17,553
                                 --------------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . . .          1,005,789               7,626           2,160,542               2,183
Reinvested. . . . . . . . . . . .                834                   -               3,284                   -
Redeemed. . . . . . . . . . . . .            (17,019)                  -             (12,091)                  -
                                 --------------------------------------------------------------------------------
                                             989,604               7,626           2,151,735               2,183
                                 --------------------------------------------------------------------------------
CLASS R SHARES
Issued. . . . . . . . . . . . . .             134 (a)                  -              125 (a)                  -
                                 --------------------------------------------------------------------------------
                                                 134                   -                 125                   -
                                 --------------------------------------------------------------------------------
SERVICE CLASS SHARES
Issued. . . . . . . . . . . . . .          8,858,470           5,857,493          13,748,910           9,120,646
Reinvested. . . . . . . . . . . .            128,385              61,664             256,279             129,022
Redeemed. . . . . . . . . . . . .         (1,023,553)           (914,170)         (1,199,936)         (1,018,618)
                                 --------------------------------------------------------------------------------
                                           7,963,302           5,004,987          12,805,253           8,231,050
                                 --------------------------------------------------------------------------------
Total change in shares. . . . . .          9,587,047           5,056,994          16,645,831           8,401,882
                                 --------------------------------------------------------------------------------
                                 --------------------------------------------------------------------------------

                                                  MODERATE
                                 ----------------------------------------
                                       YEAR ENDED          YEAR ENDED
                                    OCTOBER 31, 2003    OCTOBER 31, 2002
-------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued . . .  $       8,412,908   $       1,217,745
Dividends reinvested. . . . . . .             64,774               6,172
Cost of shares redeemed . . . . .           (366,671)            (19,636)
                                 ----------------------------------------
                                           8,111,011           1,204,281
                                 ----------------------------------------
CLASS B SHARES
Proceeds from shares issued . . .          5,971,251             151,167
Dividends reinvested. . . . . . .             19,679                 296
Cost of shares redeemed . . . . .           (248,657)                  -
                                 ----------------------------------------
                                           5,742,273             151,463
                                 ----------------------------------------
CLASS C SHARES
Proceeds from shares issued . . .         21,097,191             416,140
Dividends reinvested. . . . . . .             32,729                 410
Cost of shares redeemed . . . . .           (295,650)                  -
                                 ----------------------------------------
                                          20,834,270             416,550
                                 ----------------------------------------
CLASS R SHARES
Proceeds from shares issued . . .           1,000 (a)                  -
                                 ----------------------------------------
                                               1,000                   -
                                 ----------------------------------------
SERVICE CLASS SHARES
Proceeds from shares issued . . .        110,564,120          88,685,946
Dividends reinvested. . . . . . .          3,226,859           1,907,824
Cost of shares redeemed . . . . .        (15,743,164)        (14,706,473)
                                 ----------------------------------------
                                          98,047,815          75,887,297
                                 ----------------------------------------
Change in net assets from capital
transactions. . . . . . . . . . .  $     132,736,369   $      77,659,591
                                 ----------------------------------------
                                 ----------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . . .            993,432             150,134
Reinvested. . . . . . . . . . . .              7,673                 783
Redeemed. . . . . . . . . . . . .            (43,976)             (2,524)
                                 ----------------------------------------
                                             957,129             148,393
                                 ----------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . . .            701,282              19,343
Reinvested. . . . . . . . . . . .              2,324                  37
Redeemed. . . . . . . . . . . . .            (28,954)                  -
                                 ----------------------------------------
                                             674,652              19,380
                                 ----------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . . .          2,437,819              52,650
Reinvested. . . . . . . . . . . .              3,850                  54
Redeemed. . . . . . . . . . . . .            (34,283)                  -
                                 ----------------------------------------
                                           2,407,386              52,704
                                 ----------------------------------------
CLASS R SHARES
Issued. . . . . . . . . . . . . .             114 (a)                  -
                                 ----------------------------------------
                                                 114                   -
                                 ----------------------------------------
SERVICE CLASS SHARES
Issued. . . . . . . . . . . . . .         13,378,945          10,419,546
Reinvested. . . . . . . . . . . .            388,429             228,307
Redeemed. . . . . . . . . . . . .         (1,910,894)         (1,741,821)
                                 ----------------------------------------
                                          11,856,480           8,906,032
                                 ----------------------------------------
Total change in shares. . . . . .         15,895,761           9,126,509
                                 ----------------------------------------
                                 ----------------------------------------

(a) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

114 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                    MODERATELY  CONSERVATIVE                      CONSERVATIVE
                           --------------------------------------------------------------------------------
                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                              OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued  $       4,225,841   $         990,745   $       1,393,569   $         820,653
Dividends reinvested. . . .             55,286               6,548              37,342               7,795
Cost of shares redeemed . .           (986,302)            (98,131)           (496,526)            (30,104)
                           --------------------------------------------------------------------------------
                                     3,294,825             899,162             934,385             798,344
                           --------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued          2,455,366              75,059           1,561,345              64,204
Dividends reinvested. . . .             10,211                 607              15,110                 289
Cost of shares redeemed . .           (180,607)               (149)            (61,044)                  -
                           --------------------------------------------------------------------------------
                                     2,284,970              75,517           1,515,411              64,493
                           --------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued          7,381,645              87,136           3,810,896             397,660
Dividends reinvested. . . .             22,729                 615              17,856                 534
Cost of shares redeemed . .           (149,275)                  -            (694,751)                  -
                           --------------------------------------------------------------------------------
                                     7,255,099              87,751           3,134,001             398,194
                           --------------------------------------------------------------------------------
CLASS R SHARES
Proceeds from shares issued           1,000 (a)                  -            1,000 (a)                  -
                           --------------------------------------------------------------------------------
                                         1,000                   -               1,000                   -
                           --------------------------------------------------------------------------------
SERVICE CLASS SHARES
Proceeds from shares issued         42,497,599          34,516,849          39,960,821          26,654,901
Dividends reinvested. . . .          1,228,985             732,325           1,183,948             650,280
Cost of shares redeemed . .         (7,526,005)        (11,089,719)        (11,679,132)         (9,850,900)
                           --------------------------------------------------------------------------------
                                    36,200,579          24,159,455          29,465,637          17,454,281
                           --------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . .  $      49,036,473   $      25,221,885   $      35,050,434   $      18,715,312
                           --------------------------------------------------------------------------------
                           --------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . .            474,146             112,749             144,654              85,556
Reinvested. . . . . . . . .              6,111                 762               3,872                 823
Redeemed. . . . . . . . . .           (108,681)            (11,406)            (50,964)             (3,110)
                           --------------------------------------------------------------------------------
                                       371,576             102,105              97,562              83,269
                           --------------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . .            269,647               8,481             161,142               6,791
Reinvested. . . . . . . . .              1,119                  71               1,555                  30
Redeemed. . . . . . . . . .            (20,469)                (17)             (6,304)                  -
                           --------------------------------------------------------------------------------
                                       250,297               8,535             156,393               6,821
                           --------------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . .            802,877               9,977             391,909              41,973
Reinvested. . . . . . . . .              2,492                  72               1,850                  57
Redeemed. . . . . . . . . .            (16,198)                  -             (71,128)                  -
                           --------------------------------------------------------------------------------
                                       789,171              10,049             322,631              42,030
                           --------------------------------------------------------------------------------
CLASS R SHARES
Issued. . . . . . . . . . .             107 (a)                  -              102 (a)                  -
                           --------------------------------------------------------------------------------
                                           107                   -                 102                   -
                           --------------------------------------------------------------------------------
SERVICE CLASS SHARES
Issued. . . . . . . . . . .          4,727,140           3,773,596           4,124,747           2,753,385
Reinvested. . . . . . . . .            136,388              81,570             122,204              67,661
Redeemed. . . . . . . . . .           (837,236)         (1,228,295)         (1,204,062)         (1,025,815)
                           --------------------------------------------------------------------------------
                                     4,026,292           2,626,871           3,042,889           1,795,231
                           --------------------------------------------------------------------------------
Total change in shares. . .          5,437,443           2,747,560           3,619,577           1,927,351
                           --------------------------------------------------------------------------------
                           --------------------------------------------------------------------------------

(a) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

                                                          2003 ANNUAL REPORT 115
--------------------------------------------------------------------------------

October 31, 2003

                                                    BOND                              GOVERNMENT  BOND
                                 --------------------------------------------------------------------------------
                                       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                    OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued . . .  $      17,113,561   $      16,332,426   $      50,656,040   $      34,772,139
Dividends reinvested. . . . . . .            401,909             295,433           3,120,054           3,494,128
Cost of shares redeemed . . . . .        (15,097,592)        (13,788,295)        (50,704,478)        (39,985,321)
                                 --------------------------------------------------------------------------------
                                           2,417,878           2,839,564           3,071,616          (1,719,054)
                                 --------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued . . .          24,399 (a)                  -            1,000 (a)                  -
Dividends reinvested. . . . . . .               4 (a)                  -                2 (a)                  -
                                 --------------------------------------------------------------------------------
                                              24,403                   -               1,002                   -
                                 --------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued . . .           9,239 (a)                  -           64,984 (a)                  -
Dividends reinvested. . . . . . .               3 (a)                  -                2 (a)                  -
                                 --------------------------------------------------------------------------------
                                               9,242                   -              64,986                   -
                                 --------------------------------------------------------------------------------
CLASS D SHARES
Proceeds from shares issued . . .         15,368,864          30,575,661          77,219,009          76,227,019
Dividends reinvested. . . . . . .          6,304,715           6,415,693           9,346,911           7,335,032
Cost of shares redeemed . . . . .        (33,672,230)        (30,776,530)       (101,363,228)        (33,776,487)
                                 --------------------------------------------------------------------------------
                                         (11,998,651)          6,214,824         (14,797,308)         49,785,564
                                 --------------------------------------------------------------------------------
CLASS R SHARES
Proceeds from shares issued . . .           1,000 (b)                  -            1,000 (b)                  -
                                 --------------------------------------------------------------------------------
                                               1,000                   -               1,000                   -
                                 --------------------------------------------------------------------------------
CLASS X SHARES
Proceeds from shares issued . . .         488,460 (c)          1,158,381        1,051,895 (c)          2,605,953
Dividends reinvested. . . . . . .         131,737 (c)            127,414          281,738 (c)            232,182
Cost of shares redeemed . . . . .        (581,771)(c)           (634,222)      (1,521,327)(c)           (871,930)
                                 --------------------------------------------------------------------------------
                                              38,426             651,573            (187,694)          1,966,205
                                 --------------------------------------------------------------------------------
CLASS Y SHARES
Proceeds from shares issued . . .          61,711 (c)            195,745        1,415,153 (c)            508,038
Dividends reinvested. . . . . . .           9,624 (c)              8,873           44,330 (c)             30,235
Cost of shares redeemed . . . . .         (94,127)(c)            (92,106)        (437,977)(c)            (64,488)
                                 --------------------------------------------------------------------------------
                                             (22,792)            112,512           1,021,506             473,785
                                 --------------------------------------------------------------------------------
Change in net assets from capital
transactions. . . . . . . . . . .  $      (9,530,494)  $       9,818,473   $     (10,824,892)  $      50,506,500
                                 --------------------------------------------------------------------------------
                                 --------------------------------------------------------------------------------

                                              TAX-FREE  INCOME
                                 ----------------------------------------
                                       YEAR ENDED          YEAR ENDED
                                    OCTOBER 31, 2003    OCTOBER 31, 2002
-------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued . . .  $       8,702,448   $      13,511,653
Dividends reinvested. . . . . . .            240,264             236,686
Cost of shares redeemed . . . . .         (8,938,264)        (12,072,989)
                                 ----------------------------------------
                                               4,448           1,675,350
                                 ----------------------------------------
CLASS B SHARES
Proceeds from shares issued . . .          40,995 (a)                  -
Dividends reinvested. . . . . . .               2 (a)                  -
                                 ----------------------------------------
                                              40,997                   -
                                 ----------------------------------------
CLASS C SHARES
Proceeds from shares issued . . .           1,000 (a)                  -
Dividends reinvested. . . . . . .               3 (a)                  -
                                 ----------------------------------------
                                               1,003                   -
                                 ----------------------------------------
CLASS D SHARES
Proceeds from shares issued . . .          6,215,219           6,006,734
Dividends reinvested. . . . . . .          6,415,897           6,854,256
Cost of shares redeemed . . . . .        (23,117,612)        (20,263,288)
                                 ----------------------------------------
                                         (10,486,496)         (7,402,298)
                                 ----------------------------------------
CLASS R SHARES
Proceeds from shares issued . . .                  -                   -
                                 ----------------------------------------
                                                   -                   -
                                 ----------------------------------------
CLASS X SHARES
Proceeds from shares issued . . .       1,557,938 (c)          1,443,276
Dividends reinvested. . . . . . .         170,155 (c)            165,797
Cost of shares redeemed . . . . .      (1,286,332)(c)           (775,285)
                                 ----------------------------------------
                                             441,761             833,788
                                 ----------------------------------------
CLASS Y SHARES
Proceeds from shares issued . . .         488,558 (c)            112,660
Dividends reinvested. . . . . . .          17,835 (c)              3,921
Cost of shares redeemed . . . . .         (73,333)(c)            (11,500)
                                 ----------------------------------------
                                             433,060             105,081
                                 ----------------------------------------
Change in net assets from capital
transactions. . . . . . . . . . .  $      (9,565,227)  $      (4,788,079)
                                 ----------------------------------------
                                 ----------------------------------------

(a) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(b) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

116 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                BOND                           GOVERNMENT  BOND                      TAX-FREE  INCOME
              ------------------------------------------------------------------------------------------------------------------
                   YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                OCTOBER 31, 2003   OCTOBER 31, 2002   OCTOBER 31, 2003   OCTOBER 31, 2002   OCTOBER 31, 2003   OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued . . . .         1,763,195          1,744,826          4,725,761          3,273,713            827,782          1,304,786
Reinvested . .            41,695             31,616            288,833            332,417             22,794             22,774
Redeemed . . .        (1,558,074)        (1,474,257)        (4,754,819)        (3,770,023)          (849,639)        (1,161,169)
              ------------------------------------------------------------------------------------------------------------------
                         246,816            302,185            259,775           (163,893)               937            166,391
              ------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Issued . . . .          2,521 (a)                 -              96 (a)                 -           3,907 (a)                 -
              ------------------------------------------------------------------------------------------------------------------
                           2,521                  -                 96                  -              3,907                  -
              ------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Issued . . . .            960 (a)                 -           6,111 (a)                 -              98 (a)                 -
              ------------------------------------------------------------------------------------------------------------------
                             960                  -              6,111                  -                 98                  -
              ------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Issued . . . .         1,595,650          3,260,273          7,193,613          7,139,123            588,592            577,715
Reinvested . .           653,370            685,884            864,411            696,158            608,486            659,426
Redeemed . . .        (3,479,399)        (3,307,152)        (9,453,642)        (3,215,998)        (2,189,516)        (1,953,922)
              ------------------------------------------------------------------------------------------------------------------
                      (1,230,379)           639,005         (1,395,618)         4,619,283           (992,438)          (716,781)
              ------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Issued . . . .            102 (b)                 -              93 (b)                 -                  -                  -
              ------------------------------------------------------------------------------------------------------------------
                             102                  -                 93                  -                  -                  -
              ------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Issued . . . .         50,487 (c)           124,351          97,180 (c)           247,277         147,470 (c)           139,572
Reinvested . .         13,668 (c)            13,642          26,083 (c)            22,081          16,143 (c)            15,952
Redeemed . . .       (60,358) (c)           (68,245)      (141,799) (c)           (82,250)      (122,511) (c)           (74,811)
              ------------------------------------------------------------------------------------------------------------------
                           3,797             69,748            (18,536)           187,108             41,102             80,713
              ------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Issued . . . .          6,436 (c)            20,705         130,614 (c)            48,336          46,460 (c)            10,799
Reinvested . .            998 (c)               949           4,104 (c)             2,874           1,693 (c)               377
Redeemed . . .        (9,806) (c)            (9,709)       (40,663) (c)            (6,198)        (6,987) (c)            (1,101)
              ------------------------------------------------------------------------------------------------------------------
                          (2,372)            11,945             94,055             45,012             41,166             10,075
              ------------------------------------------------------------------------------------------------------------------
Total change
in shares. . .          (978,555)         1,022,883         (1,054,024)         4,687,510           (905,228)          (459,602)
              ------------------------------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------------------------------

(a) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(b) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

                                                          2003 ANNUAL REPORT 117
--------------------------------------------------------------------------------

October 31, 2003

                                                MONEY  MARKET                      MORLEY  ENHANCED  INCOME
                                  --------------------------------------------------------------------------------
                                        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                     OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued. . . .  $               -   $               -   $       1,795,507   $       1,944,782
Dividends reinvested . . . . . . .                  -                   -              54,052              41,664
Cost of shares redeemed. . . . . .                  -                   -          (1,092,659)           (895,587)
                                  --------------------------------------------------------------------------------
                                                    -                   -             756,900           1,090,859
                                  --------------------------------------------------------------------------------
CLASS R SHARES
Proceeds from shares issued. . . .                  -                   -            1,000 (b)                  -
                                  --------------------------------------------------------------------------------
                                                    -                   -               1,000                   -
                                  --------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Proceeds from shares issued. . . .      2,480,711,321        8,843,917 (c)        111,749,011          57,027,979
Dividends reinvested . . . . . . .          7,836,288            9,466 (c)          3,350,437           1,055,432
Cost of shares redeemed. . . . . .     (1,282,690,155)       (247,125) (c)        (14,827,890)         (9,833,639)
                                  --------------------------------------------------------------------------------
                                        1,205,857,454           8,606,258         100,271,558          48,249,772
                                  --------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Proceeds from shares issued. . . .                  -                   -           2,358,477           2,744,863
Dividends reinvested . . . . . . .                  -                   -             326,798             486,226
Cost of shares redeemed. . . . . .                  -                   -          (3,349,428)         (4,436,252)
                                  --------------------------------------------------------------------------------
                                                    -                   -            (664,153)         (1,205,163)
                                  --------------------------------------------------------------------------------
IRA CLASS SHARES
Proceeds from shares issued. . . .                  -                   -                   -                   -
Dividends reinvested . . . . . . .                  -                   -                   -                   -
Cost of shares redeemed. . . . . .                  -                   -                   -                   -
                                  --------------------------------------------------------------------------------
                                                    -                   -                   -                   -
                                  --------------------------------------------------------------------------------
SERVICE CLASS SHARES
Proceeds from shares issued. . . .        466,749,057       1,720,705,520                   -                   -
Dividends reinvested . . . . . . .          1,032,516           6,312,827                   -
Cost of shares redeemed. . . . . .     (1,086,643,180)     (1,540,591,382)                  -                   -
                                  --------------------------------------------------------------------------------
                                         (618,861,607)        186,426,965                   -                   -
                                  --------------------------------------------------------------------------------
PRIME SHARES
Proceeds from shares issued. . . .        824,451,445       1,245,358,007                   -                   -
Dividends reinvested . . . . . . .          4,982,233          16,316,572                   -                   -
Cost of shares redeemed. . . . . .     (1,536,203,540)     (1,469,838,592)                  -                   -
                                  --------------------------------------------------------------------------------
                                         (706,769,862)       (208,164,013)                  -                   -
                                  --------------------------------------------------------------------------------
Change in net assets from capital
transactions . . . . . . . . . . .  $    (119,774,015)  $     (13,130,790)  $     100,365,305   $      48,135,468
                                  --------------------------------------------------------------------------------
                                  --------------------------------------------------------------------------------

                                        MORLEY  CAPITAL ACCUMULATION
                                  ----------------------------------------
                                        YEAR ENDED          YEAR ENDED
                                     OCTOBER 31, 2003    OCTOBER 31, 2002
--------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued. . . .  $       73,351 (a)  $               -
Dividends reinvested . . . . . . .             242 (a)                  -
Cost of shares redeemed. . . . . .        (31,148) (a)                  -
                                  ----------------------------------------
                                               42,445                   -
                                  ----------------------------------------
CLASS R SHARES
Proceeds from shares issued. . . .                  -                   -
                                                    -                   -
                                  ----------------------------------------
INSTITUTIONAL CLASS SHARES
Proceeds from shares issued. . . .         60,199,337          19,959,087
Dividends reinvested . . . . . . .          1,020,626             723,195
Cost of shares redeemed. . . . . .        (32,968,438)        (16,916,327)
                                  ----------------------------------------
                                           28,251,525           3,765,955
                                  ----------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Proceeds from shares issued. . . .                  -                   -
Dividends reinvested . . . . . . .                  -                   -
Cost of shares redeemed. . . . . .                  -                   -
                                  ----------------------------------------
                                                    -                   -
                                  ----------------------------------------
IRA CLASS SHARES
Proceeds from shares issued. . . .        535,353,917          50,511,894
Dividends reinvested . . . . . . .          4,792,329             280,125
Cost of shares redeemed. . . . . .       (164,212,921)        (14,855,912)
                                  ----------------------------------------
                                          375,933,325          35,936,107
                                  ----------------------------------------
SERVICE CLASS SHARES
Proceeds from shares issued. . . .        204,774,259          81,612,878
Dividends reinvested . . . . . . .          3,908,068           1,936,007
Cost of shares redeemed. . . . . .        (96,792,962)        (23,641,279)
                                  ----------------------------------------
                                          111,889,365          59,907,606
                                  ----------------------------------------
PRIME SHARES
Proceeds from shares issued. . . .                  -                   -
Dividends reinvested . . . . . . .                  -                   -
Cost of shares redeemed. . . . . .                  -                   -
                                  ----------------------------------------
                                                    -                   -
                                  ----------------------------------------
Change in net assets from capital
transactions . . . . . . . . . . .  $     516,116,660   $      99,609,668
                                  ----------------------------------------
                                  ----------------------------------------

(a) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(b) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.

118 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                           MONEY  MARKET                   MORLEY  ENHANCED  INCOME
                                              ----------------------------------------------------------------------------
                                                   YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                OCTOBER 31, 2003   OCTOBER 31, 2002   OCTOBER 31, 2003   OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued . . . . . . . . . . . . . . . . . . . .                 -                  -            190,806            203,714
Reinvested . . . . . . . . . . . . . . . . . .                 -                                 5,753              4,360
Redeemed . . . . . . . . . . . . . . . . . . .                 -                  -           (116,300)           (93,657)
                                              ----------------------------------------------------------------------------
                                                               -                  -             80,259            114,417
                                              ----------------------------------------------------------------------------
CLASS R SHARES
Issued . . . . . . . . . . . . . . . . . . . .                 -                  -             108 (b)                 -
                                              ----------------------------------------------------------------------------
                                                               -                  -                108                  -
                                              ----------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Issued . . . . . . . . . . . . . . . . . . . .     2,480,711,321       8,843,917 (c)        11,916,117          5,991,510
Reinvested . . . . . . . . . . . . . . . . . .         7,836,288           9,466 (c)           357,213            110,681
Effect of Reverse Stock Split. . . . . . . . .                 -                  -                  -                  -
Redeemed . . . . . . . . . . . . . . . . . . .    (1,282,690,155)      (247,125) (c)        (1,578,882)        (1,034,460)
                                              ----------------------------------------------------------------------------
                                                   1,205,857,454          8,606,258         10,694,448          5,067,731
                                              ----------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Issued . . . . . . . . . . . . . . . . . . . .                 -                  -            251,282            287,352
Reinvested . . . . . . . . . . . . . . . . . .                 -                  -             34,764             50,719
Redeemed . . . . . . . . . . . . . . . . . . .                 -                  -           (356,234)          (463,641)
                                              ----------------------------------------------------------------------------
                                                               -                  -            (70,188)          (125,570)
                                              ----------------------------------------------------------------------------
IRA CLASS SHARES
Issued . . . . . . . . . . . . . . . . . . . .                 -                  -                  -                  -
Reinvested . . . . . . . . . . . . . . . . . .                 -                  -                  -                  -
Effect of Reverse Stock Split. . . . . . . . .                 -                  -                  -                  -
Redeemed . . . . . . . . . . . . . . . . . . .                 -                  -                  -                  -
                                              ----------------------------------------------------------------------------
                                                               -                  -                  -                  -
                                              ----------------------------------------------------------------------------
SERVICE CLASS SHARES
Issued . . . . . . . . . . . . . . . . . . . .       466,749,057      1,720,705,520                  -                  -
Reinvested . . . . . . . . . . . . . . . . . .         1,032,516          6,312,827                  -                  -
Effect of Reverse Stock Split. . . . . . . . .                 -                  -                  -                  -
Redeemed . . . . . . . . . . . . . . . . . . .    (1,086,643,180)    (1,540,591,382)                 -                  -
                                              ----------------------------------------------------------------------------
                                                    (618,861,607)       186,426,965                  -                  -
                                              ----------------------------------------------------------------------------
PRIME SHARES
Issued . . . . . . . . . . . . . . . . . . . .       824,451,415      1,245,357,867                  -                  -
Reinvested . . . . . . . . . . . . . . . . . .         4,982,233         16,316,572                  -                  -
Redeemed . . . . . . . . . . . . . . . . . . .    (1,536,203,533)    (1,469,838,592)                 -                  -
                                              ----------------------------------------------------------------------------
                                                    (706,769,885)      (208,164,153)                 -                  -
                                              ----------------------------------------------------------------------------
Total change in shares . . . . . . . . . . . .      (119,774,038)       (13,130,930)        10,704,627          5,056,578
                                              ----------------------------------------------------------------------------
                                              ----------------------------------------------------------------------------

                                                   MORLEY  CAPITAL ACCUMULATION
                                              --------------------------------------
                                                   YEAR ENDED         YEAR ENDED
                                                OCTOBER 31, 2003   OCTOBER 31, 2002
------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued . . . . . . . . . . . . . . . . . . . .          7,335 (a)                 -
Reinvested . . . . . . . . . . . . . . . . . .                24                  -
Redeemed . . . . . . . . . . . . . . . . . . .        (3,114) (a)                 -
                                              --------------------------------------
                                                           4,245                  -
                                              --------------------------------------
CLASS R SHARES
Issued . . . . . . . . . . . . . . . . . . . .                 -                  -
                                              --------------------------------------
                                                               -                  -
                                              --------------------------------------
INSTITUTIONAL CLASS SHARES
Issued . . . . . . . . . . . . . . . . . . . .         6,019,933          1,995,910
Reinvested . . . . . . . . . . . . . . . . . .           102,063             72,320
Effect of Reverse Stock Split. . . . . . . . .                 -             (5,742)
Redeemed . . . . . . . . . . . . . . . . . . .        (3,296,844)        (1,691,633)
                                                       2,825,152            370,855
INSTITUTIONAL SERVICE CLASS SHARES
Issued . . . . . . . . . . . . . . . . . . . .                 -                  -
Reinvested . . . . . . . . . . . . . . . . . .                 -                  -
Redeemed . . . . . . . . . . . . . . . . . . .                 -                  -
                                              --------------------------------------
                                                               -                  -
                                              --------------------------------------
IRA CLASS SHARES
Issued . . . . . . . . . . . . . . . . . . . .        53,535,387          5,051,189
Reinvested . . . . . . . . . . . . . . . . . .           479,233             28,013
Effect of Reverse Stock Split. . . . . . . . .                 -               (816)
Redeemed . . . . . . . . . . . . . . . . . . .       (16,421,292)        (1,485,591)
                                              --------------------------------------
                                                      37,593,328          3,592,795
                                              --------------------------------------
SERVICE CLASS SHARES
Issued . . . . . . . . . . . . . . . . . . . .        20,477,426          8,161,288
Reinvested . . . . . . . . . . . . . . . . . .           390,807            193,601
Effect of Reverse Stock Split. . . . . . . . .                 -             (9,932)
Redeemed . . . . . . . . . . . . . . . . . . .        (9,679,296)        (2,364,128)
                                              --------------------------------------
                                                      11,188,937          5,980,829
                                              --------------------------------------
PRIME SHARES
Issued . . . . . . . . . . . . . . . . . . . .                 -                  -
Reinvested . . . . . . . . . . . . . . . . . .                 -                  -
Redeemed . . . . . . . . . . . . . . . . . . .                 -                  -
                                              --------------------------------------
                                                               -                  -
                                              --------------------------------------
Total change in shares . . . . . . . . . . . .        51,611,662          9,944,479
                                              --------------------------------------
                                              --------------------------------------

(a) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(b) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.

                                                          2003 ANNUAL REPORT 119
--------------------------------------------------------------------------------

October 31, 2003

3.  TRANSACTIONS  WITH  AFFILIATES

Under the terms of the Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust ("GMF") or Gartmore Morley Capital Management, Inc. ("GMCM"), manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. ("GGI"), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust ("GGAMT"). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc., an indirect subsidiary of GGI. GMF also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers, if applicable, for the Funds that GMF advises. The subadvisers manage each of their respective Fund's investments (or portions thereof) and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

FUND                         ADVISER           SUBADVISER
------------------------------------------------------------------
Growth. . . . . . . . . . .  GMF      n/a
------------------------------------------------------------------
Large Cap Value . . . . . .  GMF      NorthPointe Capital, LLC (a)
------------------------------------------------------------------
Nationwide. . . . . . . . .  GMF      n/a
------------------------------------------------------------------
Mid Cap Growth. . . . . . .  GMF      n/a
------------------------------------------------------------------
Aggressive. . . . . . . . .  GMF      n/a
------------------------------------------------------------------
Moderately Aggressive . . .  GMF      n/a
------------------------------------------------------------------
Moderate. . . . . . . . . .  GMF      n/a
------------------------------------------------------------------
Moderately Conservative . .  GMF      n/a
------------------------------------------------------------------
Conservative. . . . . . . .  GMF      n/a
------------------------------------------------------------------
Bond. . . . . . . . . . . .  GMF      n/a
------------------------------------------------------------------
Government Bond . . . . . .  GMF      n/a
------------------------------------------------------------------
Tax-Free Income . . . . . .  GMF      n/a
------------------------------------------------------------------
Money Market. . . . . . . .  GMF      n/a
------------------------------------------------------------------
Morley Enhanced Income. . .  GMCM     n/a
------------------------------------------------------------------
Morley Capital Accumulation  GMCM     n/a
------------------------------------------------------------------

(a)  Affiliate  of  GMF.

120 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GMCM, as applicable, an investment advisory fee based on that Fund's average daily net assets. From these fees, pursuant to the subadvisory agreements, the adviser pays fees to the applicable subadviser, if any. Additional information regarding the investment advisory fees and subadvisory fees for GMF, GMCM, and the subadvisers, where applicable, is as follows for the year ended October 31, 2003:

                                                           TOTAL     FEES       PAID TO
FUND                                   FEE SCHEDULE         FEES   RETAINED   SUBADVISER
-----------------------------------------------------------------------------------------
Growth and Nationwide . . . . .  Up to $250 million         0.60%      0.60%           -
                                 On the next $750 million  0.575%     0.575%           -
                                 On the next $1 billion     0.55%      0.55%           -
                                 On the next $3 billion    0.525%     0.525%           -
                                 On $5 billion and more     0.50%      0.50%           -
-----------------------------------------------------------------------------------------
Large Cap Value . . . . . . . .  Up to $100 million         0.75%      0.40%        0.35%
                                 On $100 million and more   0.70%      0.40%        0.30%
-----------------------------------------------------------------------------------------
Mid Cap Growth. . . . . . . . .  All Assets                 0.75%      0.75%           -
-----------------------------------------------------------------------------------------
Investor Destinations Funds . .  All Assets                 0.13%      0.13%           -
-----------------------------------------------------------------------------------------
Bond, Government Bond . . . . .  Up to $250 million         0.50%      0.50%           -
and Tax-Free Income . . . . . .  On the next $750 million  0.475%     0.475%           -
                                 On the next $1 billion     0.45%      0.45%           -
                                 On the next $3 billion    0.425%     0.425%           -
                                 On $5 billion and more     0.40%      0.40%           -
-----------------------------------------------------------------------------------------
Money Market. . . . . . . . . .  Up to $1 billion           0.40%      0.40%           -
                                 On the next $1 billion     0.38%      0.38%           -
                                 On the next $3 billion     0.36%      0.36%           -
                                 On $5 billion and more     0.34%      0.34%           -
-----------------------------------------------------------------------------------------
Morley Enhanced Income. . . . .  All Assets                 0.35%      0.35%           -
-----------------------------------------------------------------------------------------
Morley Capital Accumulation (a)  All Assets                 0.35%      0.25%           -
-----------------------------------------------------------------------------------------

(a) GMCM has agreed to voluntarily waive 0.10% of the advisory fee until further written notice to the shareholders.

Effective July 1, 2002, GMF or GMCM, where applicable, and the Funds have entered into an written contracts ("Expense Limitation Agreements") limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until at least February 29, 2004. The expense limitations for the Investor Destinations Funds do not exclude Rule 12b-1 fees and administrative services fees.

                                                              EXPENSE  CAPS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                INSTITUTIONAL
                                                                                                INSTITUTIONAL      SERVICE
                        CLASS A   CLASS B   CLASS C   CLASS D    CLASS R    CLASS X   CLASS Y       CLASS           CLASS
FUND                     SHARES    SHARES    SHARES    SHARES   SHARES (C)   SHARES    SHARES       SHARES          SHARES
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Value. . . .     1.00%     1.00%     1.00%       n/a       1.00%       n/a       n/a            n/a        n/a
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth . . . .     1.15%     1.15%     1.15%       n/a       1.15%       n/a       n/a          1.15%        n/a
-----------------------------------------------------------------------------------------------------------------------------
Investor Destinations
Funds (a). . . . . . .     0.71%     1.31%     1.31%       n/a       0.81%       n/a       n/a            n/a        n/a
-----------------------------------------------------------------------------------------------------------------------------
Government Bond. . . .     0.79%     0.79%     0.79%     0.79%       0.79%     0.79%     0.79%            n/a        n/a
-----------------------------------------------------------------------------------------------------------------------------
Money Market (b) . . .       n/a       n/a       n/a       n/a         n/a       n/a       n/a           0.59%       n/a
-----------------------------------------------------------------------------------------------------------------------------
Morley Enhanced
Income . . . . . . . .     0.45%       n/a       n/a       n/a       0.45%       n/a       n/a           0.45%     0.45%
-----------------------------------------------------------------------------------------------------------------------------
Morley Capital
Accumulation . . . . .     0.55%       n/a       n/a       n/a         n/a       n/a       n/a           0.55%       n/a
-----------------------------------------------------------------------------------------------------------------------------

                        SERVICE
                         CLASS     PRIME    IRA
FUND                     SHARES   SHARES   CLASS
-------------------------------------------------
Large Cap Value. . . .       n/a     n/a      n/a
-------------------------------------------------
Mid Cap Growth . . . .       n/a     n/a      n/a
-------------------------------------------------
Investor Destinations
Funds (a). . . . . . .     0.61%     n/a      n/a
-------------------------------------------------
Government Bond. . . .       n/a     n/a      n/a
-------------------------------------------------
Money Market (b) . . .     0.59%    0.59%     n/a
-------------------------------------------------
Morley Enhanced
Income . . . . . . . .       n/a      n/a     n/a
-------------------------------------------------
Morley Capital
Accumulation . . . . .     0.55%      n/a   0.55%
-------------------------------------------------

(a) The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% until at least March 1, 2011.
(b) GMF has also agreed contractually to limit expenses of the Service class to 0.75% including Rule 12b-1 fees and administrative services fees, until at least February 29, 2004.
(c) GMF has agreed contractually to extend the Expense Limitation Agreement at least through September 30, 2004.

                                                          2003 ANNUAL REPORT 121
--------------------------------------------------------------------------------

October 31, 2003

GMF or GMCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by GMF or GMCM, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five years from commencement of operations or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GMCM is not permitted.

As of the year ended October 31, 2003, the cumulative potential reimbursements of the following Funds based on expenses reimbursed by GMF or GMCM within five years from commencement of operations of the Fund would be:

FUND                      AMOUNT        EXPIRES
----------------------------------------------------
Large Cap Value . . . .  $537,314  November 2, 2003
----------------------------------------------------
Aggressive. . . . . . .   250,756  March 31, 2005
----------------------------------------------------
Moderately Aggressive .   238,401  March 31, 2005
----------------------------------------------------
Moderate. . . . . . . .   216,958  March 31, 2005
----------------------------------------------------
Moderately Conservative   262,686  March 31, 2005
----------------------------------------------------
Conservative. . . . . .   259,797  March 31, 2005
----------------------------------------------------
Morley Enhanced Income.   398,221  December 29, 2004
----------------------------------------------------

As of the year ended October 31, 2003, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF or GMCM, would be:

                                AMOUNT        AMOUNT
                             FISCAL YEAR   FISCAL YEAR
FUND                             2002          2003
-------------------------------------------------------
Mid Cap Growth. . . . . . .  $     16,030  $     62,838
-------------------------------------------------------
Government Bond . . . . . .             -             -
-------------------------------------------------------
Money Market. . . . . . . .        86,972       102,737
-------------------------------------------------------
Morley Capital Accumulation             -             -
-------------------------------------------------------

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. ("GDSI"), the Funds' distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. Prior to October 1, 2002 Nationwide Securities, Inc. ("NSI") served as the Funds' distributor. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

                                                                                         SERVICE
                             CLASS A   CLASS B   CLASS C   CLASS R   CLASS X   CLASS Y    CLASS     IRA
FUND                          SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES   CLASS
---------------------------------------------------------------------------------------------------------
Growth. . . . . . . . . . .     0.25%     1.00%     1.00%     0.50%       n/a       n/a       n/a     n/a
---------------------------------------------------------------------------------------------------------
Large Cap Value . . . . . .     0.25%     1.00%     1.00%     0.50%       n/a       n/a       n/a     n/a
---------------------------------------------------------------------------------------------------------
Nationwide. . . . . . . . .     0.25%     1.00%     1.00%     0.50%       n/a       n/a       n/a     n/a
---------------------------------------------------------------------------------------------------------
Mid Cap Growth. . . . . . .     0.25%       n/a       n/a     0.50%       n/a       n/a       n/a     n/a
---------------------------------------------------------------------------------------------------------
Investor Destinations Funds     0.25%     1.00%     1.00%     0.50%       n/a       n/a     0.25%     n/a
---------------------------------------------------------------------------------------------------------
Bond. . . . . . . . . . . .     0.25%     1.00%     1.00%     0.50%     0.85%     0.85%       n/a     n/a
---------------------------------------------------------------------------------------------------------
Government Bond . . . . . .     0.25%     1.00%     1.00%     0.50%     0.85%     0.85%       n/a     n/a
---------------------------------------------------------------------------------------------------------
Tax-Free Income . . . . . .     0.25%     1.00%     1.00%       n/a     0.85%     0.85%       n/a     n/a
---------------------------------------------------------------------------------------------------------
Money Market. . . . . . . .       n/a       n/a       n/a       n/a       n/a       n/a     0.15%     n/a
---------------------------------------------------------------------------------------------------------
Morley Enhanced Income. . .     0.25%       n/a       n/a     0.50%       n/a       n/a       n/a     n/a
---------------------------------------------------------------------------------------------------------
Morley Capital Accumulation     0.25%       n/a       n/a       n/a       n/a       n/a     0.25%   0.25%
---------------------------------------------------------------------------------------------------------

122 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C, Class D, and Class Y shares. These fees are deducted from and are not included in proceeds from sales of Class A, Class C, Class D, and Class Y shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C, Class D, and Class Y shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges ("CDSCs") ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder's account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C and Class Y shares also have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the year ended October 31, 2003, GDSI received commissions of $2,864,332 front-end sales charges of Class A, Class C, Class D, and Class Y shares and from CDSC fees from Class B, Class C, Class X, and Class Y shares of the Funds, of which $1,083,201 was reallowed to affiliated broker-dealers of the Funds.

The Mid Cap Growth Fund will assess a 1.50% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase. The redemption fee, if any, is allocated to each share class through capital to the Mid Cap Growth Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the Morley Capital Accumulation Fund, a redemption fee of 2.00% may be incurred (on the amount redeemed) by a shareholder if the shareholder redeems shares when the yield of the Fund (computed before subtraction of expenses) has fallen, and remains, below the Dealer Commercial Paper (CP) 90-day Index. The redemption fee will be retained by the Fund to help minimize the impact such redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Funds. Additionally, the fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates. During the year ended October 31, 2003, the events that would trigger the imposition of a redemption fee did not occur and the Fund did not collect any redemption fees.

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA") provides various administrative and accounting services to the Funds. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under both agreements are combined and calculated based on the Trust's average daily net assets according to the fee schedule below. The fees then are allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI's services.

COMBINED FEE SCHEDULE*
---------------------------------------------
Up to $1 billion . . . . . . . . . . .  0.25%
---------------------------------------------
1 billion and more up to $3 billion .   0.18%
---------------------------------------------
3 billion and more up to $4 billion .   0.14%
---------------------------------------------
4 billion and more up to $5 billion .   0.07%
---------------------------------------------
5 billion and more up to $10 billion.   0.04%
---------------------------------------------
10 billion and more up to $12 billion   0.02%
---------------------------------------------
12 billion or more. . . . . . . . . .   0.01%
---------------------------------------------

* The assets of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc., to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

                                                          2003 ANNUAL REPORT 123
--------------------------------------------------------------------------------

October 31, 2003

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class, and Institutional Service Class of shares of each of the applicable Funds (except for the Morley Capital Accumulation Fund). For the Morley Capital Accumulation Fund, these fees are based on an annual rate of up to 0.15% of the average daily net assets of the IRA Class and Service Class shares.

As of October 31, 2003, the advisers or affiliates of the advisers directly held 72% of the shares outstanding of Mid Cap Growth Fund.

4.  BANK  LOANS

Prior to April 7, 2003, the Trust had an unsecured bank line of credit of $50,000,000. Borrowings under this arrangement bore interest at the Federal Funds rate plus 0.50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances were required under the terms of the line of credit. For the period from April 7, 2003 to October 31, 2003, the Trust did not maintain an unsecured bank line of credit. There were no unsecured bank loans as of October 31, 2003.

5.  INVESTMENT  TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2003, are summarized as follows:

FUND                           PURCHASES         SALES
-----------------------------------------------------------
Growth. . . . . . . . . . .  $  797,076,764  $  819,293,790
-----------------------------------------------------------
Large Cap Value . . . . . .      19,271,893      22,058,168
-----------------------------------------------------------
Nationwide. . . . . . . . .   1,937,797,157   1,934,995,472
-----------------------------------------------------------
Mid Cap Growth. . . . . . .       1,249,957         899,193
-----------------------------------------------------------
Aggressive. . . . . . . . .     104,772,158      37,674,822
-----------------------------------------------------------
Moderately Aggressive . . .     134,179,111      11,774,012
-----------------------------------------------------------
Moderate. . . . . . . . . .     143,760,249      23,343,507
-----------------------------------------------------------
Moderately Conservative . .      52,829,970      10,389,197
-----------------------------------------------------------
Conservative. . . . . . . .      38,452,747      11,677,957
-----------------------------------------------------------
Bond. . . . . . . . . . . .      24,590,724      33,787,590
-----------------------------------------------------------
Government Bond . . . . . .     251,959,822     262,979,860
-----------------------------------------------------------
Tax-Free Income . . . . . .      34,415,473      42,357,051
-----------------------------------------------------------
Morley Enhanced Income. . .     118,934,170      31,916,792
-----------------------------------------------------------
Morley Capital Accumulation     552,609,894      63,222,084
-----------------------------------------------------------

124 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

TO  THE  TRUSTEES  AND  SHAREHOLDERS  OF  GARTMORE  MUTUAL  FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Growth Fund, Gartmore Large Cap Value Fund, Gartmore Nationwide Fund, Gartmore Mid Cap Growth Fund, Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund, Gartmore Investor Destinations Conservative Fund, Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Money Market Fund, Gartmore Morley Enhanced Income Fund, and Gartmore Morley Capital Accumulation Fund (fifteen series of Gartmore Mutual Funds, hereafter referred to as the "Funds") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years (or periods) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended on or before October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS  LLP
PHILADELPHIA,  PENNSYLVANIA
DECEMBER  18,  2003

                                                          2003 ANNUAL REPORT 125
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2003

SHAREHOLDER  MEETING

On December 12, 2003 a Special Meeting of the Shareholders of the Gartmore Growth Fund was held. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

PROPOSAL  1:

To approve a Plan of Reorganization adopted by Gartmore Mutual Funds (the "Trust"), on behalf of the Nationwide Large Cap Growth Fund (the "Large Cap Growth Fund") and the Gartmore Growth Fund (the "Growth Fund") series of the Trust, that provides for the acquisition by the Growth fund of all of the Assets, subject to liabilities, of the Large Cap Growth Fund, in exchange for Class A, Class B, Class C, and Institutional Service Class shares of the Growth Fund, the distribution of such shares to the shareholders of the Large Cap Growth Fund and the dissolution of the Large Cap Growth Fund.

-------------------------------
FOR           AGAINST   ABSTAIN
-------------------------------
27,456,7111  1,031,870  716,590
-------------------------------

PROPOSAL  2:

To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting.

-------------------------------
FOR          AGAINST   ABSTAIN
-------------------------------
26,883,019  1,343,995  978,157
-------------------------------

OTHER  FEDERAL  INCOME  TAX  INFORMATION  (UNAUDITED)

For the period ended October 31, 2003, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the period ended October 31, 2003, the following Funds paid qualified dividend income:

                            QUALIFIED
FUND                     DIVIDEND INCOME
----------------------------------------
Large Cap Value               $  188,854
----------------------------------------
Nationwide                     7,835,417
----------------------------------------
Aggressive                       681,516
----------------------------------------
Moderately Aggressive          1,397,367
----------------------------------------
Moderate                       1,253,717
----------------------------------------
Moderately Conservative          281,365
----------------------------------------
Conservative                     109,729
----------------------------------------

126 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION (Unaudited)

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS OCTOBER 31, 2003

                                                                                          NUMBER OF
                                         TERM OF                                          PORTFOLIOS
                                         OFFICE                   PRINCIPAL                IN FUND         OTHER
NAME,                    POSITION(S)  WITH TRUST -              OCCUPATION(S)              COMPLEX    DIRECTORSHIPS**2
ADDRESS,                    HELD        LENGTH OF                DURING PAST               OVERSEEN       HELD BY
AND AGE                   WITH FUND   TIME SERVED*1                5 YEARS                BY TRUSTEE      TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Charles E. Allen. . . .  Trustee      Since          Mr. Allen is Chairman,                       83    None
                                      July           Chief Executive Officer
8162 E. Jefferson Ave.,               2000           and President of Graimark
#15B                                                 Realty Advisors, Inc. (real
Detroit, MI 48214                                    estate development,
                                                     investment and asset
Age 55                                               management).
----------------------------------------------------------------------------------------------------------------------
Paula H.J. Cholmondeley  Trustee      Since          Ms. Cholmondeley is Vice                     83    None
                                      July           President and General
c/o Sappi Fine Paper                  2000           Manager of Special Products
225 Franklin Street                                  at Sappi Fine Paper North
Boston, MA 02110                                     America. Prior to 1998, she
                                                     held various positions with
Age 56                                               Owens Corning, including Vice
                                                     President and General Manager
                                                     of the Residential Insulation
                                                     Division (1997 to 1998).
----------------------------------------------------------------------------------------------------------------------
C. Brent DeVore . . . .  Trustee      Since          Dr. DeVore is President of                   83    None
                                      May            Otterbein College.
111 N. West Street                    1998
Westerville, OH 43081

Age 63
----------------------------------------------------------------------------------------------------------------------
Robert M. Duncan. . . .  Trustee      Since          Since 1999, Mr. Duncan has                   83    None
                                      April          worked as an arbitration and
1397 Haddon Road                      1997           mediation consultant. From 1996
Columbus, OH 43209                                   to 1999, he was Commissioner
                                                     of the Ohio Elections Commission.
Age 76
----------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar . .  Trustee      Since          Retired; Ms. Hennigar is the                 83    None
                                      July           former Chairman of Oppenheimer
6363 So. Sicily Way                   2000           Funds Services and Shareholder
Aurora, CO 80016                                     Services Inc. Ms. Hennigar held
                                                     this position from October 1999 to
Age 67                                               June, 2000. Prior to that, she
                                                     served as President And Chief
                                                     Executive Officer of Oppenheimer
                                                     Funds Services.
----------------------------------------------------------------------------------------------------------------------
Thomas J. Kerr, IV. . .  Trustee      Since          Dr. Kerr is President Emeritus               83    None
                                      October        of Kendall College.
4890 Smoketalk Lane                   1981
Westerville, OH 43081

Age 69
----------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler. . .  Trustee      Since          Mr. Kridler is the President and             83    None
                                      September      Chief Executive Officer of the
2355 Brixton Road                     1997           Columbus Foundation (a foundation
Columbus, OH 43221                                   which manages over 1,000
                                                     individual endowment funds).
Age 48                                               Prior to January 31, 2002, Mr.
                                                     Kridler was the President of the
                                                     Columbus Association for the
                                                     Performing Arts and Chairman of
                                                     the Greater Columbus Convention
                                                     and Visitors Bureau.
----------------------------------------------------------------------------------------------------------------------
David C. Wetmore. . . .  Trustee      Since          Retired; Mr. Wetmore is the                 83[3]  None
                                      May            former Managing Director of
26 Turnbridge Drive                   1995           Updata Capital, Inc., a venture
Long Cove Plantation                                 capital firm.
Hilton Head, SC 29928

Age 55
----------------------------------------------------------------------------------------------------------------------


                                                          2003 ANNUAL REPORT 127
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS OCTOBER 31, 2003

                                                                                           NUMBER OF
                                        TERM OF                                            PORTFOLIOS
                                        OFFICE                    PRINCIPAL                 IN FUND         OTHER
NAME,                   POSITION(S)  WITH TRUST -               OCCUPATION(S)               COMPLEX    DIRECTORSHIPS**2
ADDRESS,                   HELD        LENGTH OF                 DURING PAST                OVERSEEN       HELD BY
AND AGE                  WITH FUND   TIME SERVED*1                 5 YEARS                 BY TRUSTEE      TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Paul J. Hondros. . . .  Trustee      Since          Mr. Hondros is President and                  83[3]  None
                        and          July           Chief Executive Officer of
Gartmore Global. . . .  Chairman     2000           Gartmore Distribution Services,
Investments, Inc.                                   Inc. ("GDSI")*, Gartmore Investors
1200 River Road                                     Services, Inc.*, Gartmore Morley
Conshohocken, PA 19428                              Capital Management, Inc.*,
                                                    Gartmore Morley Financial Services,
Age 55                                              Inc.,* NorthPointe Capital, LLC*,
                                                    GGAMT*, GGI*, GMF*, and GSA*
                                                    and a Director of Nationwide
                                                    Securities, Inc.* as well as several
                                                    entities within Nationwide Financial
                                                    Services, Inc.* Prior to that, Mr.
                                                    Hondros served as President and
                                                    Chief Operations Officer of Pilgrim
                                                    Baxter and Associates, Ltd., an
                                                    investment management firm,
                                                    and its affiliated investment
                                                    management arm, Pilgrim Baxter
                                                    Value Investors, Inc. and as
                                                    Executive Vice President to the
                                                    PBHG Funds, PBHG Insurance
                                                    Series Funds and PBHG Adviser
                                                    Funds.
-----------------------------------------------------------------------------------------------------------------------
Arden L. Shisler . . .  Trustee      Since          Mr. Shisler is President and                   83    None
                                     February       Chief Executive Officer of K&B
1356 North Wenger Rd.                2000           Transport, Inc., a trucking firm,
Dalton, OH 44618                                    Chairman of the Board for
                                                    Nationwide Mutual Insurance
Age 61                                              Company* and a Director of
                                                    Nationwide Financial Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------
Gerald J. Holland. . .  Treasurer    Since          Mr. Holland is Senior Vice                     83    None
                                     March          President - Chief Administrative
Gartmore Global                      2001           Officer for GGI*, GMF*, GSA*
Investments, Inc.                                   and GDSI.* From July 2000
1200 River Road                                     to March 2002 he was Senior
Conshohocken, PA 19428                              Vice President - Operations for
                                                    GGI, GMF and GSA. Prior to July
Age 52                                              2000, he was Vice President for
                                                    First Data Investor Services, an
                                                    investment company service provider.
-----------------------------------------------------------------------------------------------------------------------
Eric E. Miller . . . .  Secretary    Since          Mr. Miller is Senior Vice                      83    None
                                     December       President, Chief Counsel for
Gartmore Global                      2002           GGI*, GMF*, and GSA*. Prior
Investments, Inc.                                   to August 2002, he was a
1200 River Road                                     Partner with Stradley Ronon
Conshohocken, PA 19428                              Stevens & Young, LLP.

Age 50
-----------------------------------------------------------------------------------------------------------------------

1 The term of the office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of adoption of this policy.
2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section  15(d)  of  the  Exchange  Act.
3 Mr. Wetmore serves as an independent member, and Mr. Hondros serves as a member of the Administrative Committee for each of the various hedge funds managed by Gartmore SA Capital Trust ("GSA"). (Mr. Wetmore resigned as a member of these Administrative Committees effective as of December 5, 2003.)
* This position is held with an affiliated person or principal underwriter of the Funds.

Trustees  and  Officers  who  are not Interested Persons (as defined in the 1940
Act) of the Funds received aggregate compensation of $272,625 from the Trust for the year ended October 31, 2003. Additional information regarding the Trustees and Officers may be found in the Trust's statement of additional information which is available without charge (i) upon request, by calling 1-800-848-0920,
(ii) on the Fund's website at WWW.GARTMOREFUNDS.COM, or (iii) on the Securities and Exchange Commission's website at www.sec.gov.

128 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[GRAPHIC  OMITTED]

At Gartmore Funds, we offer you a full menu of specialized funds and solid core funds that can serve as the building blocks you need for diversified asset allocation strategies and powerful performance potential.

SECTOR  SERIES
Gartmore  Global  Financial  Services  Fund1,2
Gartmore  Global  Health  Sciences  Fund1,2
Gartmore  Global  Technology  and  Communications  Fund1,2
Gartmore  Global  Utilities  Fund1,2

LEADERSHIP  SERIES
Gartmore  Focus  Fund1
Gartmore  Nationwide  Leaders  Fund1
Gartmore  U.S.  Growth  Leaders  Fund1
Gartmore  Worldwide  Leaders  Fund1,2

INTERNATIONAL  SERIES
Gartmore  Emerging  Markets  Fund2
Gartmore  International  Growth  Fund2

CONCEPT  SERIES
Gartmore  High  Yield  Bond  Fund3
Gartmore  Long-Short  Equity  Plus  Fund4
Gartmore  Micro  Cap  Equity  Fund5
Gartmore  Millennium  Growth  Fund
Gartmore  Value  Opportunities  Fund5

CORE  EQUITY  SERIES
Gartmore  Growth  Fund
Gartmore  Large  Cap  Value  Fund
Gartmore  Mid  Cap  Growth  Fund
Gartmore  Nationwide  Fund

CORE  ASSET  ALLOCATION  SERIES
Gartmore  Investor  Destinations  Aggressive  Fund
Gartmore  Investor  Destinations  Moderately  Aggressive  Fund
Gartmore  Investor  Destinations  Moderate  Fund
Gartmore  Investor  Destinations  Moderately  Conservative  Fund
Gartmore  Investor  Destinations  Conservative  Fund

CORE  FIXED  INCOME  SERIES
Gartmore  Bond  Fund
Gartmore  Government  Bond  Fund6
Gartmore  Money  Market  Fund7
Gartmore  Morley  Capital  Accumulation  Fund8
Gartmore  Morley  Enhanced  Income  Fund
Gartmore  Tax-Free  Income  Fund9

The above chart is not intended to indicate the future risk or return levels for these fund categories.

1. Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment. 2. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets. 3. High-yield funds typically are subject to greater risk and price volatility than funds that invest in higher-rated debt securities. 4. The Fund uses investment approaches that may present substantially higher risks and greater volatility than with most funds. The Fund is not appropriate for conservative investors. The Fund may be leveraged. As with any mutual fund, investing involves market risk and the possible loss of principal. The Fund has generally higher fees and expenses relative to our other offerings. 5. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. 6. While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund's value is not guaranteed by these entities. 7. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market. 8. The Fund cannot guarantee that the combination of securities and wrap contracts will provide a stable net asset value or current income. Because the value of the securities held by the Fund will fluctuate, there is a risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all of its assets, if there is fluctuation in assets not covered by the wrap contracts or if the value of the Fund's wrap contracts otherwise becomes impaired. 9. For some investors, income from the Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

FEDERAL LAW REQUIRES THE TRUST, AND EACH OF ITS INVESTMENT ADVISERS AND SUB-ADVISERS, TO ADOPT PROCEDURES FOR VOTING PROXIES ("PROXY VOTING GUIDELINES") AND TO PROVIDE A SUMMARY OF THOSE PROXY VOTING GUIDELINES USED TO VOTE THE SECURITIES HELD BY THE FUNDS. THE FUND'S PROXY VOTING POLICIES AND PROCEDURES ARE AVAILABLE WITHOUT CHARGE (I) UPON REQUEST, BY CALLING 800-848-0920, (II) ON THE FUND'S WEB SITE AT WWW.GARTMOREFUNDS.COM, OR (III) ON THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT WWW.SEC.GOV.

[GRAPHIC  OMITTED]

1200  River  Road,  Suite  1000
Conshohocken,  PA  19428

888-223-2116  WWW.GARTMOREFUNDS.COM

Gartmore  Funds  Shareholder  Services:

800-848-0920

GG-0092  12/03

--------------------------------------------------------------------------------


ITEM  2.  CODE  OF  ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 10 (A)(1).

ITEM  3.  AUDIT  COMMITTEE  FINANCIAL  EXPERT.

(a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

          (i) Has at least one audit committee financial expert serving on its audit committee; or

          (ii) Does not have an audit committee financial expert serving on its audit committee.

     (2)  If  the  registrant  provides  the  disclosure  required  by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

          (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

          (ii) Be an "interested person" of the investment company as defined in
               Section  2(a)(19)  of  the  Act  (15  U.S.C.  80a-  2(a)(19)).

     (3)  If  the  registrant  provides  the  disclosure  required  by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

     3(a)(1)  THE  REGISTRANT'S  BOARD  OF  DIRECTORS  HAS  DETERMINED  THAT THE
          REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

     3(a)(2)  THE AUDIT COMMITTEE FINANCIAL EXPERT IS DAVID C. WETMORE. HE IS AN
          INDEPENDENT  TRUSTEE.

ITEM  4.  PRINCIPAL  ACCOUNTANT  FEES  AND  SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (2)  Disclose  the  percentage  of services described in each of paragraphs
          (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.

ITEM  5.      AUDIT  COMMITTEE  OF  LISTED  REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT  APPLICABLE.

ITEM  6.      [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT  APPLICABLE.

ITEM  8.  [RESERVED]

ITEM  9.  CONTROLS  AND  PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

IN THE OPINION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, BASED ON THEIR EVALUATION, THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE (I) THAT MATERIAL INFORMATION RELATING TO THE REGISTRANT, INCLUDING ITS CONSOLIDATED SUBSIDIARIES, IS MADE KNOWN TO THEM BY OTHERS WITHIN THOSE ENTITIES, PARTICULARLY DURING THE PERIOD IN WHICH THIS REPORT IS BEING PREPARED; AND (II) THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE  WERE  NO  CHANGES  IN  THE  REGISTRANT'S  INTERNAL CONTROL OVER FINANCIAL
REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM  10.  EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   GARTMORE  MUTUAL  FUNDS

By        /s/  GERALD  J.  HOLLAND
Name:          Gerald  J.  Holland
Title:         Treasurer

Date:          January 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By        /s/  PAUL  J.  HONDROS
Name:          Paul  J.  Hondros
Title:         President  &  Chairman  of  the  Board
Date:          January 9, 2004

By        /s/  GERALD  J.  HOLLAND
Name:          Gerald  J.  Holland
Title:         Treasurer

Date:          January 9, 2004